UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-Q
QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04347
GMO Trust

(Exact name of registrant as specified in charter)

40 Rowes Wharf, Boston, MA	02110

(Address of principal executive offices)	(Zip code)
J.B. Kittredge, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110

(Name and address of agent for service)
Registrant’s telephone number, including area code: 617-346-7646
Date of fiscal year end: 02/28/11
Date of reporting period: 11/30/10

Item 1. Schedule of Investments.
The Schedules of Investments for each series of the registrant for the periods ended November 30, 2010 are filed herewith.

GMO Alpha Only Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares		Description	Value ($)

		INVESTMENT FUNDS — 1.9%

		United States — 1.9%
	777,421	Vanguard Emerging Markets ETF (a)	35,403,752

		TOTAL INVESTMENT FUNDS (COST $30,514,122)	35,403,752

		MUTUAL FUNDS — 87.5%

		United States — 87.5%

		Affiliated Issuers
	17,796,469	GMO International Growth Equity Fund, Class IV	387,963,029
	18,645,539	GMO International Intrinsic Value Fund, Class IV	381,860,639
	27,004,791	GMO Quality Fund, Class VI	518,221,937
	24,631,918	GMO U.S. Core Equity Fund, Class VI	270,704,776
	2,200,583	GMO U.S. Treasury Fund	55,014,587

		Total United States	1,613,764,968

		TOTAL MUTUAL FUNDS (COST $1,478,180,152)	1,613,764,968

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 2.9%

		Time Deposits — 2.9%
USD	7,219,779	Commerzbank (Frankfurt) Time Deposit, 0.21%, due 12/01/10	7,219,779
USD	15,000,000	Danske Bank (Copenhagen) Time Deposit, 0.21%, due 12/01/10	15,000,000
USD	15,000,000	DnB Nor Bank (Oslo) Time Deposit, 0.21%, due 12/01/10	15,000,000
USD	15,000,000	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.21%, due 12/01/10	15,000,000

		Total Time Deposits	52,219,779

		TOTAL SHORT-TERM INVESTMENTS (COST $52,219,779)	52,219,779

		TOTAL INVESTMENTS — 92.3% (COST $1,560,914,053)	1,701,388,499

		Other Assets and Liabilities (net) — 7.7%	142,700,602

		TOTAL NET ASSETS — 100.0%	$1,844,089,101

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 1,778,264,612	$—	$(76,876,113)	$(76,876,113)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO International Growth Equity Fund, Class IV	$373,227,353	$102,419,288	$134,461,678	$1,378,188	$—	$387,963,029
GMO International Intrinsic Value Fund, Class IV	370,530,202	114,429,009	128,438,690	1,667,409	—	381,860,639
GMO International Small Companies Fund, Class III	16,554,137	152,713	16,859,445	152,713	—	—
GMO Quality Fund, Class VI	497,679,365	143,769,384	134,164,121	7,925,284	—	518,221,937
GMO U.S. Core Equity Fund, Class VI	276,676,267	59,505,178	80,078,513	3,532,077	—	270,704,776
GMO U.S. Treasury Fund	19,998,853	660,053,874	625,048,936	53,561	313	55,014,587

Totals	$1,554,666,177	$1,080,329,446	$1,119,051,383	$14,709,232	$313	$1,613,764,968

A summary of outstanding financial instruments at November 30, 2010 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement			Units of		Appreciation
Date	Counterparty	Deliver/Receive	Currency	Value	(Depreciation)
Buys †
12/17/10	Deutsche Bank AG	AUD	2,394,941	$2,291,014	$(38,545)
12/17/10	Brown Brothers Harriman & Co.	CHF	1,611,179	1,605,723	(12,759)
12/17/10	Barclays Bank PLC	DKK	1,441,593	251,053	(9,708)

12/17/10	The Royal Bank of Scotland PLC	EUR	6,774,882	8,793,797	(344,292)
12/17/10	Bank of New York Mellon	GBP	3,599,787	5,598,686	(117,060)
12/17/10	The Royal Bank of Scotland PLC	JPY	77,551,720	926,858	(4,221)
12/17/10	Barclays Bank PLC	NOK	1,039,710	167,242	(3,893)
12/17/10	Bank of New York Mellon	SEK	6,011,988	854,453	(9,328)
12/17/10	Deutsche Bank AG	SGD	526,703	398,895	(4,694)

				$20,887,721	$(544,500)

Sales #
12/17/10	Bank of America, N.A.	AUD	9,555,253	$9,140,608	$247,065
12/17/10	Bank of New York Mellon	AUD	9,555,253	9,140,608	226,455
12/17/10	Deutsche Bank AG	AUD	20,137,638	19,263,775	593,146
12/17/10	The Royal Bank of Scotland PLC	AUD	2,686,946	2,570,347	69,822
12/17/10	Bank of America, N.A.	CHF	16,115,909	16,061,333	832,185
12/17/10	Barclays Bank PLC	CHF	3,923,494	3,910,207	174,124
12/17/10	Brown Brothers Harriman & Co.	CHF	16,309,953	16,254,719	767,618
12/17/10	Bank of America, N.A.	DKK	1,177,182	205,006	15,099
12/17/10	Barclays Bank PLC	DKK	20,494,200	3,569,064	266,143
12/17/10	Morgan Stanley Capital Services Inc.	DKK	4,826,380	840,514	62,651
12/17/10	Bank of New York Mellon	EUR	20,669,301	26,828,754	1,986,112
12/17/10	Barclays Bank PLC	EUR	20,290,766	26,337,415	1,960,696
12/17/10	JPMorgan Chase Bank, N.A.	EUR	23,432,651	30,415,582	2,171,854
12/17/10	Morgan Stanley Capital Services Inc.	EUR	13,589,161	17,638,731	1,304,963
12/17/10	The Royal Bank of Scotland PLC	EUR	22,041,973	28,610,482	2,164,785
12/17/10	State Street Bank and Trust Co.	EUR	8,425,608	10,936,439	819,222
12/17/10	Bank of America, N.A.	GBP	3,912,372	6,084,844	135,163
12/17/10	Bank of New York Mellon	GBP	17,231,232	26,799,434	561,815
12/17/10	Deutsche Bank AG	GBP	13,418,272	20,869,204	446,258
12/17/10	JPMorgan Chase Bank, N.A.	GBP	14,503,247	22,556,646	473,132
12/17/10	Morgan Stanley Capital Services Inc.	GBP	13,048,389	20,293,931	444,983
12/17/10	State Street Bank and Trust Co.	GBP	4,101,566	6,379,094	234,402
12/17/10	Bank of New York Mellon	HKD	14,699,209	1,893,195	2,908
12/17/10	JPMorgan Chase Bank, N.A.	HKD	90,033,235	11,595,893	12,546
12/17/10	Bank of America, N.A.	JPY	89,058,360	1,064,379	32,669
12/17/10	Barclays Bank PLC	JPY	2,627,450,893	31,401,933	977,370
12/17/10	JPMorgan Chase Bank, N.A.	JPY	1,549,284,950	18,516,252	564,200
12/17/10	The Royal Bank of Scotland PLC	JPY	3,122,248,772	37,315,501	1,146,260
12/17/10	State Street Bank and Trust Co.	JPY	635,071,683	7,590,048	235,509

12/17/10	Barclays Bank PLC	NOK	19,845,867	3,192,292	199,990
12/17/10	Morgan Stanley Capital Services Inc.	NOK	2,922,738	470,135	30,670
12/17/10	Brown Brothers Harriman & Co.	NZD	635,612	471,999	5,403
12/17/10	Bank of New York Mellon	SEK	43,659,996	6,205,173	340,063
12/17/10	Deutsche Bank AG	SEK	13,630,213	1,937,193	103,832
12/17/10	JPMorgan Chase Bank, N.A.	SEK	43,437,854	6,173,601	320,419
12/17/10	Bank of New York Mellon	SGD	1,514,922	1,147,315	23,578
12/17/10	Deutsche Bank AG	SGD	9,350,652	7,081,649	112,986

				$460,763,295	$20,066,096

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Sales
143	Amesterdam Exchanges	December 2010	$12,165,733	$514,048
997	CAC 40	December 2010	46,701,031	2,366,888
186	DAX	December 2010	40,360,117	(2,414,109)
103	FTSE/MIB	December 2010	12,786,831	1,127,162
1,236	FTSE 100 Index	December 2010	106,804,316	136,430
99	Hang Seng	December 2010	14,643,671	97,769
132	IBEX 35	December 2010	15,815,433	1,597,907
156	MSCI Singapore	December 2010	8,754,485	(1,896)
985	OMXS 30	December 2010	15,541,689	(271,973)
3,802	Russell 2000 Mini	December 2010	276,215,300	(33,358,740)
384	SPI 200	December 2010	42,216,373	742,566
360	S&P 400 E-Mini Index	December 2010	30,668,400	(3,400,320)
7,653	S&P 500 E-Mini Index	December 2010	451,335,675	(32,563,515)
1,071	TOPIX	December 2010	109,695,938	(3,691,837)

			$1,183,704,992	$(69,119,620)

Swap Agreements
Total Return Swaps

Notional	Expiration				Market
Amount	Date	Counterparty	Fund Pays	Fund Receives	Value
199,886,869 USD	3/30/2011	Deutsche Bank AG	MSCI Daily Total Return EAFE	12 month LIBOR -0.73%	$333,427
100,983,424 USD	5/10/2011	BNP Paribas	MSCI Daily Total Return EAFE	12 month LIBOR -0.78%	(6,712,511)
45,000,526 USD	1/19/2011	BNP Paribas	MSCI Daily Total Return EAFE	12 month LIBOR -0.78%	1,740,195

					$(4,638,889)

				Premiums to (Pay) Receive	$—

As of November 30, 2010, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ETF — Exchange-Traded Fund

LIBOR — London Interbank Offered Rate

MSCI — Morgan Stanley Capital International

(a) Represents an investment to obtain exposure in Emerging Markets. The Vanguard Emerging Markets ETF is a separate investment portfolio of Vanguard, Inc., a registered investment company. The Vanguard Emerging Markets ETF invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Market Index, while complying a form of sampling to reduce risk.

Currency Abbreviations:

AUD — Australian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

Portfolio valuation
Shares of the funds in which the Fund invests (“underlying funds”) and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign equity securities and foreign index futures contracts as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, foreign equity securities and foreign index futures contracts representing 43.3% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments, foreign equity securities and foreign index futures contracts.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities and derivatives due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010 :

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Investment Funds
United States	$35,403,752	$—	$—	$35,403,752

TOTAL INVESTMENT FUNDS	35,403,752	—	—	35,403,752

Mutual Funds
United States	1,613,764,968	—	—	1,613,764,968

TOTAL MUTUAL FUNDS	1,613,764,968	—	—	1,613,764,968

Short-Term Investments	52,219,779	—	—	52,219,779

Total Investments	1,701,388,499	—	—	1,701,388,499

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	20,066,096	—	20,066,096
Futures Contracts
Equity risk	—	6,582,770	—	6,582,770
Swap Agreements
Equity risk	—	2,073,622	—	2,073,622

Total Derivatives	—	28,722,488	—	28,722,488

Total	$1,701,388,499	$28,722,488	$—	$1,730,110,987

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(544,500)	$—	$(544,500)
Futures Contracts
Equity risk	(69,322,575)	(6,379,815)	—	(75,702,390)
Swap Agreements
Equity risk	—	(6,712,511)	—	(6,712,511)

Total Derivatives	(69,322,575)	(13,636,826)	—	(82,959,401)

Total	$(69,322,575)	$(13,636,826)	$—	$(82,959,401)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
*   Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 0.1% of total net assets.
The Fund held no investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. The Fund and some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or the underlying fund were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk. This risk is particularly pronounced because the Fund uses various types of exchange-traded and over-the counter derivatives to attempt to implement its investment strategy.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. In addition, the value of the Fund’s shares will be adversely affected if the equity investments that are the subject of the Fund’s short positions appreciate in value.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent a Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will invest in underlying funds with higher fees or expenses.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening credit spreads on asset-backed securities.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives may cause the Fund’s portfolio to be leveraged. The Fund and some underlying funds are not limited in the extent to which they may use derivatives or in the absolute face value of their derivative positions. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
Other principal risks of an investment in the Fund include Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk —Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investment in companies with smaller market capitalizations); Short Sales Risk (risk that an underlying fund’s loss on a short sale of securities that the Fund does not own is unlimited); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2010, the Fund used forward currency contracts to hedge some or all of the currency exposure of the underlying Funds and assets in which the Fund invests, adjust against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to local closing prices, and supplied by a third party vendor based on that vendor’s proprietary models. As of November 30, 2010, futures contracts representing (0.1)% of the net assets of the Fund, directly and through investments in the underlying funds, were valued using fair value prices based on those adjustments. The Fund and those underlying funds classify such securities as Level 2 inputs in the table above. During the period ended November 30, 2010, the Fund used futures contracts to hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2010, the Fund used swap agreements to hedge some or all of the broad market exposure of the underlying Funds and assets in which the Fund invests. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$—	$—	$—	$6,582,770	$—	$6,582,770
Unrealized appreciation on forward currency contracts	—	20,066,096	—	—	—	20,066,096
Unrealized appreciation on swap agreements	—	—	—	2,073,622	—	2,073,622

Total	$—	$20,066,096	$—	$8,656,392	$—	$28,722,488

Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$(75,702,390)	$—	$(75,702,390)
Unrealized depreciation on forward currency contracts	—	(544,500)	—	—	—	(544,500)
Unrealized depreciation on swap agreements	—	—	—	(6,712,511)	—	(6,712,511)

Total	$—	$(544,500)	$—	$(82,414,901)	$—	$(82,959,401)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts) or notional amounts (swap agreements), outstanding at each month-end, was as follows for the period ended November 30, 2010:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements
Average amount outstanding	$504,681,768	$1,050,688,600	$449,650,019

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Alternative Asset Opportunity Fund
(A Series of GMO Trust)
Consolidated Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Par Value ($)/ Shares	Description	Value ($)

	DEBT OBLIGATIONS — 33.9%

	U.S. Government — 33.9%
7,923,600	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(a)(b)(c)	7,994,168

	TOTAL DEBT OBLIGATIONS (COST $8,011,212)	7,994,168

	MUTUAL FUNDS — 41.0%

	Affiliated Issuers — 41.0%
791,020	GMO Short-Duration Collateral Fund	9,112,554
21,291	GMO U.S. Treasury Fund	532,267

	TOTAL MUTUAL FUNDS (COST $10,771,296)	9,644,821

Shares/
Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 22.0%

	Money Market Funds — 2.5%
577,883	SSgA USD Liquidity Fund-Class I Stable NAV Shares(a)(d)	577,883
5,025	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	5,025

	Total Money Market Funds	582,908

	U.S. Government — 19.5%
4,600,000	U.S. Treasury Bill, 0.26%, due 10/20/11(a)(e)	4,589,807

	TOTAL SHORT-TERM INVESTMENTS (COST $5,174,654)	5,172,715

	TOTAL INVESTMENTS — 96.9% (COST $23,957,162)	22,811,704

	Other Assets and Liabilities (net) — 3.1%	731,338

	TOTAL NET ASSETS — 100.0%	$23,543,042

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 29,090,817	$922,733	$(7,201,846)	$(6,279,113)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Short-Duration Collateral Fund	$11,849,484	$—	$—	$118,100	$—	$3,295,200	$9,112,554
GMO U.S. Treasury Fund	$3,081,526	$3,037,861	$5,587,000	$736	$125	$—	$532,267

Totals	$14,931,010	$3,037,861	$5,587,000	$118,836	$125	$3,295,200	$9,644,821

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through November 30, 2010. The actual tax characterization of distributions paid by the underlying funds will be determined through fiscal year ending February 28, 2011.
Futures Contracts(a)

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
5	Live Cattle	February 2011	$212,750	$4,227
4	Gold 100 OZ	February 2011	554,440	8,743
11	Sugar 11	March 2011	339,416	41,727
6	Corn	March 2011	163,200	(2,376)
6	Soybean	January 2011	372,900	14,150
4	Copper High Grade	March 2011	382,550	(1,467)
2	Wheat	March 2011	69,050	(1,858)
4	Coffee “C”	March 2011	301,800	(4,144)
15	Soybean Meal	January 2011	511,050	2,636
8	Soybean Oil	January 2011	244,800	3,614

			$3,151,956	$65,252

Sales
1	Cotton No. 2	March 2011	$58,670	$2,925
8	Natural Gas	January 2011	334,400	(15,874)
16	Lean Hogs	February 2011	484,960	806
12	Cocoa	March 2011	336,840	8,424

			$1,214,870	$(3,719)

Swap Agreements(a)
Total Return Swaps

Notional	Expiration				Market
Amount	Date	Counterparty	Fund Pays	Fund Receives	Value
10,842,639 USD	1/14/2011	Barclays	1 month T-Bill + 0.23%	Return on DJ-AIG Commodity Index(b)	$(156,499)

				Premiums to (Pay) Receive	$—

As of November 30, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

(d)	Fund is domiciled in Ireland.

(e)	Rate shown represents yield-to-maturity.
Currency Abbreviations:
USD — United States Dollar

Basis of presentation and principles of consolidation
The accompanying consolidated schedule of investments include the accounts (and the related notes when appropriate) of GMO Alternative Asset Opportunity Fund and its wholly owned investment in GMO Alternative Asset SPC Ltd., a Bermuda corporation. The consolidated financial statements include 100% of the assets and liabilities of GMO Alternative Asset SPC Ltd.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.8% of net assets. The underlying funds classify such securities as Level 3 (as defined below). During the period ended November 30, 2010, the Manager evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 3.8% of the net assets of the Fund.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations	$—	$7,994,168	$—	$7,994,168
Mutual Funds	9,644,821	—	—	9,644,821
Short-Term Investments	5,172,715	—	—	5,172,715

Total Investments	14,817,536	7,994,168	—	22,811,704

Derivatives*
Futures Contracts
Other contract risk	87,252	—	—	87,252

Total	$14,904,788	$7,994,168	$—	$22,898,956

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Swap Agreements
Other contract risk	$—	$(156,499)	$—	$(156,499)
Futures Contracts
Other contract risk	(25,719)	—	—	(25,719)

Total	$(25,719)	$(156,499)	$—	$(182,218)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities and other financial instruments using Level 3 inputs were 25.1% and (0.1)% of total net assets, respectively.
The Fund held no direct investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Loan agreements
The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. The Fund had no loan agreements outstanding at the end of the period.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of the investments of the Fund’s wholly owned subsidiary, GMO Alternative Asset SPC Ltd. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Commodities Risk — Because of the Fund’s indirect exposure to the global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. Credit risk is particularly pronounced for below investment grade securities. In addition, to the extent that the Fund uses over-the-counter derivatives, including swap contracts with longer term maturities, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. This risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. The Fund is not limited in the extent to which it uses derivatives. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Management and Operational Risk — The Fund runs the risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations.
• Market Disruption and Geopolitical Risk — Geopolitical events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.

Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from the Fund’s focus on investments in commodities and in industries with high positive correlations to one another); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2010, the Fund used futures contracts to adjust exposure to certain markets and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2010, the Fund used total return swap agreements to adjust exposure to certain markets. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on future contracts*	$—	$—	$—	$—	$87,252	$87,252

Total	$—	$—	$—	$—	$87,252	$87,252

Liabilities:
Unrealized depreciation on future contracts*	$—	$—	$—	$—	$(25,719)	$(25,719)
Unrealized depreciation on swap agreements	$—	$—	$—	$—	$(156,499)	$(156,499)

Total	$—	$—	$—	$—	$(182,218)	$(182,218)

*	The Fair Value of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The derivative financial instruments outstanding as of period end (as disclosed in the Notes to Schedules of Investments) and the amounts of realized and changes in unrealized gains and losses on derivative financial instruments during the period serve as indicators of the volume of derivative activity for the Fund during the period.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Asset Allocation Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 108.0%

	U.S. Government — 108.0%
188,664,000	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/15 (a)(b)	206,203,903
59,032,220	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/17 (a)	67,010,779
189,616,150	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11 (a)(b)(c)	191,304,871
50,000,000	U.S. Treasury Strip Coupon, due 08/15/22 (c)	33,398,750

	Total U.S. Government	497,918,303

	TOTAL DEBT OBLIGATIONS (COST $487,553,131)	497,918,303

Shares	Description	Value ($)

	MUTUAL FUNDS — 1.2%

	Affiliated Issuers — 1.2%
226,238	GMO U.S. Treasury Fund	5,655,938

	TOTAL MUTUAL FUNDS (COST $5,655,938)	5,655,938

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.2%

	Money Market Funds — 0.2%
718,086	State Street Institutional U.S. Government Money Market Fund-Institutional Class	718,086

	TOTAL SHORT-TERM INVESTMENTS (COST $718,086)	718,086

	TOTAL INVESTMENTS — 109.4% (COST $493,927,155)	504,292,327

	Other Assets and Liabilities (net) — (9.4%)	(43,186,035)

	TOTAL NET ASSETS — 100.0%	$461,106,292

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$494,327,117	$10,043,531	$(78,321)	$9,965,210
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$9,396,214	$212,912,803	$216,650,000	$11,410	$1,393	$5,655,938

Totals	$9,396,214	$212,912,803	$216,650,000	$11,410	$1,393	$5,655,938

A summary of outstanding financial instruments at November 30, 2010 is as follows:
Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
8,500	Euro Dollar 90 Day	March 2011	$2,112,781,250	$11,369,500

Sales
8,500	Euro Dollar 90 Day	March 2012	$2,106,193,750	$(33,075,689)

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	9,693,750	Barclays Bank PLC, 0.28%, dated 11/19/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 12/3/10.	$(9,694,655)
USD	21,850,000	Barclays Bank PLC, 0.28%, dated 11/4/2010, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 1/14/2011.	(21,853,909)

USD	10,925,000	Barclays Bank PLC, 0.27%, dated 11/8/2010, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 12/8/2010.	(10,926,884)

			$(42,475,448)

Average balance outstanding			$(81,256,381)
Average interest rate			(0.30)%
Maximum balance outstanding			$(97,800,000)
Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements.
Swap Agreements
Interest Rate Swaps

Notional		Expiration		Receive			Market
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value
50,000,000	USD	8/15/2022	Barclays Bank PLC	(Pay)	0.00%	3 month USD LIBOR	$(3,320,941)
1,266,000,000	USD	1/14/2013	JP Morgan Chase Bank	(Pay)	0.61%	3 Month USD LIBOR	4,747,710
240,000,000	USD	5/19/2014	Merrill Lynch	Receive	1.29%	3 Month USD LIBOR	16,004
500,000,000	USD	1/14/2016	JP Morgan Chase Bank	Receive	1.49%	3 Month USD LIBOR	(8,020,801)
165,000,000	USD	11/19/2015	Morgan Stanley	(Pay)	1.68%	3 Month USD LIBOR	350,594
80,000,000	USD	5/19/2021	Merrill Lynch	(Pay)	3.22%	3 Month USD LIBOR	(378,701)
44,000,000	USD	11/19/2040	Morgan Stanley	Receive	3.88%	3 Month USD LIBOR	617,560

							$(5,988,575)

					Premiums to (Pay) Receive		$—

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
As of November 30, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

LIBOR — London Interbank Offered Rate

(a) Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b) All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

(c) All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

Currency Abbreviations:

USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended November 30, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
U.S. Government	$—	$497,918,303	$—	$497,918,303

TOTAL DEBT OBLIGATIONS	—	497,918,303	—	497,918,303

Mutual Funds	5,655,938	—	—	5,655,938
Short-Term Investments	718,086	—	—	718,086

Total Investments	6,374,024	497,918,303	—	504,292,327

Derivatives*
Futures Contracts
Interest Rate Risk	11,369,500	—	—	11,369,500
Swap Agreements
Interest Rate Risk	—	5,731,868	—	5,731,868

Total	$17,743,524	$503,650,171	$—	$521,393,695

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Futures Contracts
Interest Rate Risk	$(33,075,689)	$—	$—	$(33,075,689)
Swap Agreements
Interest Rate Risk	—	(11,720,443)	—	(11,720,443)

Total	$(33,075,689)	$(11,720,443)	$—	$(44,796,132)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
The Fund held no direct investments or other financial instruments directly at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of November 30, 2010, the Fund had received $42,468,750 from reverse repurchase agreements relating to securities with a market value, plus accrued interest, of $50,437,618. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below.
• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads.
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it may invest up to 100% of its assets in below investment grade bonds. Junk bonds have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade bonds. In addition, to the extent that the Fund uses OTC derivatives, including swap contracts with longer-term maturities, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.
Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities, which may adversely affect the value of the Fund’s foreign investments, with the Fund’s investments in emerging countries subject to this risk to a greater extent); Currency Risk (risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies); Liquidity Risk (difficulty in selling Fund investments at desirable prices and/or increased likelihood of honoring redemption requests in-kind); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).

Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2010, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2010, the Fund used purchased option contracts to adjust interest rate exposure. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended November 30, 2010, the Fund used written option contracts to adjust interest rate exposure. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended November 30, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal	Number of
	Amount of	of Futures		Amount of	Futures
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	$—	(6,000)	$(2,050,500)	$—	(10,000)	$(1,830,000)
Options written	—	(14,000)	(5,503,250)	—	(32,600)	(14,581,714)
Options bought back	—	3,000	1,587,750	—	37,000	10,429,150
Options expired	—	17,000	5,966,000	—	5,600	5,982,564
Options sold	—	—	—	—	—	—

Outstanding, end of period	$—	—	$—	$—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.

For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2010, the Fund used swap agreements to adjust interest rate exposure. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$11,369,500	$—	$—	$—	$—	$11,369,500
Unrealized appreciation on swap agreements	5,731,868	—	—	—	—	5,731,868

Total	$17,101,368	$—	$—	$—	$—	$17,101,368

Liabilities:
Unrealized depreciation on futures contracts*	$(33,075,689)	$—	$—	$—	$—	$(33,075,689)
Unrealized depreciation on swap agreements	(11,720,443)	—	—	—	—	(11,720,443)

Total	$(44,796,132)	$—	$—	$—	$—	$(44,796,132)

*	The Fair values of derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (futures contracts), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended November 30, 2010:

	Futures		Swap
	Contracts	Options	Agreements
Average amount outstanding	$3,605,271,625	$69,360,000	$1,488,108,181

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Benchmark-Free Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 98.6%

	Affiliated Issuers — 98.6%
18,521,075	GMO Alpha Only Fund, Class IV	445,431,857
765,652	GMO Alternative Asset Opportunity Fund	22,969,547
3,770,809	GMO Asset Allocation Bond Fund, Class VI	101,170,807
12,293,723	GMO Currency Hedged International Equity Fund, Class III	278,084,014
5,035,977	GMO Emerging Country Debt Fund, Class IV	49,755,449
18,179,118	GMO Emerging Markets Fund, Class VI	250,326,454
2,867,543	GMO Flexible Equities Fund, Class VI	51,128,289
31,904,865	GMO Quality Fund, Class VI	612,254,350
4,798,366	GMO Special Situations Fund, Class VI	128,980,080
19,432,928	GMO Strategic Fixed Income Fund, Class VI	295,769,171
971,969	GMO World Opportunity Overlay Fund	21,733,232

	TOTAL MUTUAL FUNDS (COST $2,218,406,856)	2,257,603,250

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 1.4%

	Asset-Backed Securities — 1.4%

	Auto Financing — 0.2%
700,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.60%, due 07/15/14	707,217
300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	310,020
500,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.10%, due 11/10/14	507,705
1,400,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.25%, due 03/15/13	1,423,100
1,300,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.50%, due 06/15/13	1,287,272

	Total Auto Financing	4,235,314

	Business Loans — 0.1%
471,891	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.62%, due 01/25/35	375,153
421,614	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.54%, due 05/15/32	371,020
1,047,801	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.50%, due 09/25/30	806,807

	Total Business Loans	1,552,980

	CMBS — 0.1%
700,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + ..13%, 0.38%, due 12/15/20	574,000
330,409	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	330,707
816,783	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .09%, 0.34%, due 03/06/20	777,169
1,048,049	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	1,061,464
494,405	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.61%, due 05/12/39	512,253
10,387	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	10,413
408,908	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.34%, due 09/15/21	383,016

	Total CMBS	3,649,022

	CMBS Collateralized Debt Obligations — 0.1%
1,599,399	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.08%, due 11/23/52	15,994
1,350,021	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.64%, due 06/28/19	1,242,020

	Total CMBS Collateralized Debt Obligations	1,258,014

	Credit Cards — 0.2%
1,900,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.44%, due 06/16/14	1,896,561
700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.50%, due 09/15/17	685,622
200,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.40%, due 01/15/14	199,930
800,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.05%, due 05/15/13	805,624
1,300,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.38%, due 02/15/17	1,261,182

	Total Credit Cards	4,848,919

	Equipment Leases — 0.0%
681,287	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.20%, due 08/15/14	687,419

	Insured Auto Financing — 0.1%
784,158	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.29%, due 10/06/13	779,296
782,595	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.75%, due 03/08/16	780,952
328,805	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.27%, due 07/15/13	328,522
62,137	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.76%, due 04/16/12	62,143
707,778	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.90%, due 10/15/14	704,961
1,100,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.45%, due 07/14/14	1,106,952

	Total Insured Auto Financing	3,762,826

	Insured Other — 0.1%
1,000,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	1,025,000
689,841	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 12/15/41	630,504
2,500,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	201,675

	Total Insured Other	1,857,179

	Insured Residential Asset-Backed Securities (United States)^ — 0.0%
276,338	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.47%, due 11/25/35	187,910

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
197,986	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.58%, due 01/25/35	128,691
66,861	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.81%, due 08/15/30	38,319
269,941	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, 1 mo. LIBOR + .22%, 0.47%, due 06/25/34	238,123

	Total Insured Residential Mortgage-Backed Securities (United States)	405,133

	Insured Time Share — 0.0%
95,641	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + ..18%, 0.43%, due 05/20/17	92,293

	Residential Asset-Backed Securities (United States)^ — 0.3%
23,529	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.39%, due 02/25/36	3,306
609,537	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.32%, due 11/25/36	370,294
538,820	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.40%, due 07/25/36	228,999
1,200,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.40%, due 10/25/36	828,000
868,535	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.26%, due 05/28/39	442,953
552,704	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.56%, due 05/28/39	205,882
262,617	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.37%, due 02/25/37	254,030
999,290	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.41%, due 06/25/36	908,654
222,015	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.33%, due 03/25/37	218,285
114,994	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.55%, due 04/25/34	88,545
703,054	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + ..16%, 0.41%, due 04/25/36	485,107
137,136	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.35%, due 08/25/36	67,196
730,425	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.54%, due 01/20/35	650,535
531,848	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.40%, due 03/25/36	311,131
2,243,491	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.40%, due 08/25/36	807,657
754,711	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.41%, due 03/25/36	99,999
189,898	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.37%, due 02/25/37	128,029
566,446	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.35%, due 04/25/37	532,459
622,811	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.50%, due 01/25/36	609,713

	Total Residential Asset-Backed Securities (United States)	7,240,774

	Residential Mortgage-Backed Securities (Australian) — 0.1%
405,647	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.79%, due 09/27/35	379,077
199,021	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.69%, due 12/08/36	192,141
534,735	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.34%, due 06/14/37	506,796
219,669	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.36%, due 01/12/37	211,981

	Total Residential Mortgage-Backed Securities (Australian)	1,289,995

	Residential Mortgage-Backed Securities (European) — 0.1%
602,778	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.40%, due 09/20/66	500,065
600,358	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.39%, due 01/13/39	540,322
189,242	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.29%, due 12/20/54	175,049
39,892	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.71%, due 05/15/34	34,423
518,255	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.39%, due 09/15/39	429,737

	Total Residential Mortgage-Backed Securities (European)	1,679,596

	Residential Mortgage-Backed Securities (United States) — 0.0%
101,003	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.55%, due 08/25/35	67,672

	Time Share — 0.0%
150,881	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.25%, due 02/20/20	158,426

	Total Asset-Backed Securities	32,973,472

	U.S. Government Agency — 0.0%
33,550	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + ..40%, 0.61%, due 10/01/12(a)	33,201
68,515	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.18%, due 10/01/11(a)	67,950
100,000	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.17%, due 01/01/12(a)	99,183

	Total U.S. Government Agency	200,334

	TOTAL DEBT OBLIGATIONS (COST $30,223,000)	33,173,806

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
26,802	State Street Institutional U.S. Government Money Market Fund-Institutional Class	26,802

	TOTAL SHORT-TERM INVESTMENTS (COST $26,802)	26,802

	TOTAL INVESTMENTS — 100.0% (COST $2,248,656,658)	2,290,803,858

	Other Assets and Liabilities (net) — (0.0%)	(827,756)

	TOTAL NET ASSETS — 100.0%	$2,289,976,102

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$2,316,071,442	$75,953,903	$(101,221,487)	$(25,267,584)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Alpha Only Fund, Class IV	$342,509,435	$137,333,011	$27,094,760	$—	$—	$—	$445,431,857
GMO Alternative Asset Opportunity Fund	19,956,023	991,548	—	—	—	—	22,969,547
GMO Asset Allocation Bond Fund, Class VI	56,220,417	61,417,632	18,227,020	559,935	306,598	—	101,170,807
GMO Currency Hedged International Equity Fund, Class III	—	294,926,998	19,380,000	—	—	—	278,084,014
GMO Emerging Country Debt Fund, Class IV	33,345,891	10,599,774	—	1,532,827	—	—	49,755,449
GMO Emerging Markets Fund, Class VI	97,647,483	125,568,632	1,416,335	77,833	—	—	250,326,454
GMO Flexible Equities Fund, Class VI	50,721,211	2,408,716	—	—	—	—	51,128,289
GMO International Small Companies Fund, Class III	114,873,673	5,047,760	122,104,315	1,263,978	—	—	—
GMO Quality Fund, Class VI	661,825,731	126,804,624	181,782,000	7,742,108	—	—	612,254,350
GMO Special Situations Fund, Class VI	51,138,284	79,329,345	—	—	—	—	128,980,080
GMO Strategic Fixed Income Fund, Class VI	233,830,471	66,057,879	—	8,004,740	—	4,469,531	295,769,171
GMO World Opportunity Overlay Fund	$19,805,899	$941,687	$—	$—	$—	$—	$21,733,232

Totals	$1,681,874,518	$911,427,606	$370,004,430	$19,181,421	$306,598	$4,469,531	$2,257,603,250

* The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through November 30, 2010. The actual tax characterization of distributions paid by the underlying funds will be determined through fiscal year ending February 28, 2011.

Notes to Schedule of Investments:

144A
— Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC	— Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

C.A.B.E.I.	— Central American Bank for Economic Integration

CDO	— Collateralized Debt Obligation

CMBS	— Commercial Mortgage Backed Security

FGIC	— Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA	— Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR	— London Interbank Offered Rate

MBIA	— Insured as to the payment of principal and interest by MBIA Insurance Corp.

XL	— Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at November 30, 2010, which are subject to change based on the terms of the security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

^	— These securities are primarily backed by subprime mortgages.

Portfolio valuation
Shares of the funds in which the Fund invests (“underlying funds”) and other investment funds are generally valued at their net asset value. Investments held by the Fund and the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.0% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign equity securities and foreign index futures contracts as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, foreign equity securities and foreign index futures contracts representing 22.0% and less than 0.1%, respectively, of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on those adjustments. Those underlying funds classify such securities (as defined below) as Level 2.
Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 1.4% of the net assets of the Fund.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain debt securities using a specified spread above the LIBOR Rate.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010 :

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$2,257,603,250	$—	$—	$2,257,603,250
Debt Obligations
Asset-Backed Securities	—	9,684,442	23,289,030	32,973,472
U.S. Government Agency	—	—	200,334	200,334

TOTAL DEBT OBLIGATIONS	—	9,684,442	23,489,364	33,173,806

Short-Term Investments	26,802	—	—	26,802

Total Investments	2,257,630,052	9,684,442	23,489,364	2,290,803,858

Total	$2,257,630,052	$9,684,442	$23,489,364	$2,290,803,858

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 9.2% and (0.1)% of total net assets, respectively.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change
									in
									Unrealized
									Appreciation
									(Depreciation)
									from
	Balances as				Change in				Investments
	of	Net	Accrued	Total	Unrealized	Transfers	Transfers	Balances as	Held as of
	February	Purchases/	Discounts/	Realized	Appreciation	into Level	out of Level	of November	November
	28, 2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	3*	3*	30, 2010	30, 2010
Debt Obligations
Asset-Backed Securities	$34,186,897	$(13,190,832)	$589,803	$1,997,895	$(119,684)	$—	$(175,049)**	$23,289,030	$1,127,335
U.S. Government Agency	314,363	(116,518)	2,518	2,272	(2,301)	—	—	200,334	(2,300)

Total Debt Obligations	34,501,260	(13,307,350)	592,321	2,000,167	(121,985)	—	(175,049)	23,489,364	1,125,035

Total	$34,501,260	$(13,307,350)	$592,321	$2,000,167	$(121,985)	$—	$(175,049)	$23,489,364	$1,125,035

*	The Fund accounts for investments transferred into Level 3 at the value at the beginning of the period and transfers out of Level 3 at the value at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Market Risk — Fixed Income Securities — From time to time, the Fund may allocate part or all of its assets to fixed income securities, which may include emerging country debt (including below investment grade securities (also known as “junk bonds”)). Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Smaller Company Risk — From time to time, the Fund may allocate part or all of its assets to investments in companies with smaller market capitalizations. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalization.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of foreign currency holdings and investments denominated in foreign currencies.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
At November 30, 2010, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Core Plus Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 38.4%

		Albania — 2.6%

		Foreign Government Obligations — 2.6%
USD	14,281,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25(a)	5,998,115

		Australia — 0.2%

		Asset-Backed Securities
USD	215,464	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.35%, due 04/19/38	207,328
USD	297,519	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.37%, due 05/10/36	287,470

		Total Australia	494,798

		United Kingdom — 0.4%

		Asset-Backed Securities
USD	13,871	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 0.38%, due 03/20/30	13,823
USD	600,358	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.39%, due 01/13/39	540,322
USD	37,849	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.29%, due 12/20/54	35,010
USD	300,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.37%, due 10/15/33	294,840

		Total United Kingdom	883,995

		United States — 35.2%

		Asset-Backed Securities — 4.2%
USD	297,487	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.45%, due 05/25/37	34,687
USD	224,045	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.29%, due 10/06/13	222,656
USD	1,077,640	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.40%, due 07/25/36	457,997
USD	899,561	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.40%, due 06/25/36	332,838
USD	107,192	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.36%, due 09/25/36	41,269
USD	155,149	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.64%, due 01/25/36	107,053
USD	220,287	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.65%, due 02/18/14	220,551
USD	500,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.50%, due 09/15/17	489,730
USD	300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.54%, due 01/25/24	299,631
USD	707,154	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.64%, due 06/28/19	650,582
USD	300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.10%, due 11/10/14	304,623
USD	703,054	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.41%, due 04/25/36	485,107
USD	124,430	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.29%, due 02/15/12	124,400
USD	500,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.50%, due 06/15/13	495,105
USD	100,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.41%, due 08/25/36	39,500
USD	408,953	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.45%, due 05/25/36	269,909
USD	844,267	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.49%, due 11/15/33	692,299
USD	2,598	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.50%, due 07/25/30	2,579
USD	800,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.38%, due 03/06/20	761,200
USD	177,283	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.40%, due 03/25/36	103,710
USD	700,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.40%, due 06/25/36	259,000

USD	500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.48%, due 02/25/37	192,500
USD	300,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.05%, due 05/15/13	302,109
USD	199,048	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.39%, due 08/25/23	194,072
USD	93,678	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.36%, due 04/25/37	92,113
USD	73,225	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.54%, due 12/25/32	31,963
USD	143,735	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.44%, due 11/25/35	105,185
USD	374,826	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 05/20/18	353,530
USD	346,835	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.32%, due 09/15/22	334,695
USD	55,881	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.54%, due 11/25/35	32,690
USD	400,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.45%, due 07/14/14	402,528
USD	800,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.40%, due 03/20/14	806,792
USD	400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.38%, due 02/15/17	388,056

		Total Asset-Backed Securities	9,630,659

		Corporate Debt — 0.6%
USD	140,270	CIT Group, Inc., 7.00%, due 05/01/13	141,140
USD	210,405	CIT Group, Inc., 7.00%, due 05/01/14	208,301
USD	210,405	CIT Group, Inc., 7.00%, due 05/01/15	206,449
USD	350,676	CIT Group, Inc., 7.00%, due 05/01/16	344,083
USD	490,947	CIT Group, Inc., 7.00%, due 05/01/17	481,717

			1,381,690

		U.S. Government — 30.4%
USD	18,598,450	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(b)(c)	18,764,087
USD	30,000,000	U.S. Treasury Note, 2.50%, due 03/31/15	31,633,500
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/12*(d)	9,935,810
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 08/15/12*(d)	9,848,291

			70,181,688

		Total United States	81,194,037

		TOTAL DEBT OBLIGATIONS (COST $85,092,892)	88,570,945

Principal Amount		Description	Value ($)

		OPTIONS PURCHASED — 0.4%

		Currency Options — 0.4%
AUD	18,200,000	AUD Put/USD Call, Expires 05/12/11, Strike 0.95	809,085
		TOTAL OPTIONS PURCHASED (COST $687,680)	809,085

Shares		Description	Value ($)

		MUTUAL FUNDS — 60.8%

		United States — 60.8%

		Affiliated Issuers
	713,746	GMO Emerging Country Debt Fund, Class IV	7,051,815
	7,417,054	GMO Short-Duration Collateral Fund	85,444,464

	93,858	GMO Special Purpose Holding Fund(e)	48,806
	49,750	GMO U.S. Treasury Fund	1,243,757
	2,073,829	GMO World Opportunity Overlay Fund	46,370,813

		Total United States	140,159,655

		TOTAL MUTUAL FUNDS (COST $147,215,510)	140,159,655

Shares/Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 0.8%

		Money Market Funds — 0.4%
	806,591	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	806,591

		U.S. Government — 0.4%
USD	1,000,000	U.S. Treasury Bill, 0.26%, due 11/17/11 (b)(f)	997,465

		TOTAL SHORT-TERM INVESTMENTS (COST $1,804,105)	1,804,056

		TOTAL INVESTMENTS — 100.4% (COST $234,800,187)	231,343,741
		Other Assets and Liabilities (net) — (0.4%)	(990,478)

		TOTAL NET ASSETS — 100.0%	$230,353,263

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 255,897,817	$4,944,252	$(29,498,328)	$(24,554,076)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Emerging Country Debt Fund, Class IV	$13,942,458	$430,791	9,300,000	430,791	—	—	7,051,815
GMO Short-Duration Collateral Fund	111,107,471	—	0	1,107,374	—	30,897,661	85,444,464
GMO Special Purpose Holding Fund	51,622	—	—	—	—	—	48,806
GMO U.S. Treasury Fund	72,662,938	77,531,701	148,950,000	75,301	6,400	—	1,243,757
GMO World Opportunity Overlay Fund	67,319,816	200,000	24,500,000	—	—	—	46,370,813

Totals	$265,084,305	$78,162,492	$182,750,000	$1,613,466	$6,400	$30,897,661	$140,159,655

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through November 30, 2010. The actual tax characterization of distributions paid by the underlying funds will be determined through fiscal year ending February 28, 2011.
A summary of outstanding financial instruments at November 30, 2010 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
1/18/11	Deutsche Bank AG	AUD	15,100,000	$14,389,558	$(302,062)

1/18/11	Barclays Bank PLC	AUD	1,400,000	1,334,131	(39,829)
1/18/11	Royal Bank of Scotland PLC	AUD	1,100,000	1,048,246	(27,301)
1/25/11	Deutsche Bank AG	CAD	3,000,000	2,919,253	(12,954)
12/07/10	Citibank N.A.	CHF	2,100,000	2,092,542	(15,998)

12/14/10	Deutsche Bank AG	EUR	3,500,000	4,543,006	(333,254)
12/14/10	Citibank N.A.	EUR	800,000	1,038,402	(73,839)
2/01/11	Citibank N.A.	GBP	600,000	932,904	(36,528)
2/01/11	Barclays Bank PLC	GBP	600,000	932,904	(30,300)
2/01/11	Royal Bank of Scotland PLC	GBP	800,000	1,243,872	(29,424)
2/01/11	Deutsche Bank AG	GBP	900,000	1,399,356	(28,206)
1/11/11	Deutsche Bank AG	JPY	730,800,000	8,737,358	(232,154)
2/15/11	Deutsche Bank AG	NZD	21,800,000	16,113,120	(701,220)
2/15/11	Citibank N.A.	NZD	2,800,000	2,069,575	(60,469)

				$58,794,227	$(1,923,538)

Sales #
1/18/11	Barclays Bank PLC	AUD	3,200,000	$3,049,443	$44,217
1/18/11	Royal Bank of Scotland PLC	AUD	2,300,000	2,191,787	53,128
1/18/11	Deutsche Bank AG	AUD	5,400,000	5,145,935	158,437
1/25/11	Deutsche Bank AG	CAD	2,700,000	2,627,328	19,367
12/07/10	Royal Bank of Scotland PLC	CHF	2,100,000	2,092,542	79,533
12/07/10	Citibank N.A.	CHF	1,900,000	1,893,252	32,831
12/07/10	Barclays Bank PLC	CHF	3,600,000	3,587,215	34,322
12/07/10	Deutsche Bank AG	CHF	1,000,000	996,449	23,502
12/14/10	Royal Bank of Scotland PLC	EUR	1,500,000	1,947,003	97,485
12/14/10	Barclays Bank PLC	EUR	1,400,000	1,817,203	101,358
12/14/10	Deutsche Bank AG	EUR	3,000,000	3,894,005	66,725
12/14/10	Citibank N.A.	EUR	800,000	1,038,401	75,583
2/01/11	Citibank N.A.	GBP	1,500,000	2,332,259	12,301
2/01/11	Barclays Bank PLC	GBP	800,000	1,243,872	2,428
2/01/11	Deutsche Bank AG	GBP	2,400,000	3,731,615	172,717
1/11/11	Royal Bank of Scotland PLC	JPY	120,000,000	1,434,706	1,852
1/11/11	Barclays Bank PLC	JPY	90,000,000	1,076,029	2,810
1/11/11	Deutsche Bank AG	JPY	200,000,000	2,391,176	(15,530)
1/11/11	Citibank N.A.	JPY	340,000,000	4,065,000	102,485
2/15/11	Deutsche Bank AG	NZD	7,200,000	5,321,764	6,523

				$51,876,984	$1,072,074

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

						Net Unrealized
Settlement						Appreciation
Date	Counterparty	Deliver/Units of Currency		Receive/In Exchange For		(Depreciation)
2/08/11	Deutsche Bank AG	NOK	23,708,080	EUR	2,900,000	$(40,592)
2/22/11	Deutsche Bank AG	EUR	4,400,000	SEK	40,851,530	83,935

						$43,343

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
19	Canadian Government Bond 10 Yr.	March 2011	$2,266,563	$10,845
10	Japanese Government Bond 10 Yr. (LIFFE)	December 2010	16,852,670	1,171
36	U.S. Treasury Note 2 Yr. (CBT)	March 2011	7,897,500	11,151
11	UK Gilt Long Bond	March 2011	2,068,934	16,762

			$29,085,667	$39,929

Sales
45	Australian Government Bond 10 Yr.	December 2010	$4,499,357	$106,394
81	Australian Government Bond 3 Yr.	December 2010	7,968,979	43,851
2	Euro BOBL	December 2010	311,610	(708)
5	Euro Bund	December 2010	830,882	313
31	Japanese Government Bond 10 Yr. (TSE)	December 2010	52,180,308	869,931
91	U.S. Treasury Bond 30 Yr. (CBT)	March 2011	11,582,594	33,851
95	U.S. Treasury Note 10 Yr. (CBT)	March 2011	11,790,391	20,496
188	U.S. Treasury Note 5 Yr. (CBT)	March 2011	22,532,094	(95)

			$111,696,215	$1,074,033

Written Options
A summary of open written option contracts for the Fund at November 30, 2010 is as follows:
Currency Options

Principal	Expiration
Amount	Date		Description	Premiums	Market Value

Put 18,200,000	05/12/2011	AUD	AUD Put/USD Call, Strike 0.89	$(358,868)	$(418,638)

Swap Agreements
Credit Default Swaps

								Maximum Potential
						Implied		Amount of Future
Notional		Expiration		Receive	Annual	Credit	Deliverable	Payments by the Fund	Market
Amount		Date	Counterparty	(Pay)^	Premium	Spread (1)	on Default	Under the Contract (2)	Value
2,000,000	USD	6/20/2011	UBS AG	Receive	0.26%	0.28%	ERP Operating LP	2,000,000 USD	$780
2,000,000	USD	6/20/2011	Barclays Bank PLC	Receive	0.30%	0.45%	Prologis	2,000,000 USD	(451)
2,000,000	USD	12/20/2013	Barclays Bank PLC	Receive	0.25%	3.44%	SLM Corp.	2,000,000 USD	(180,492)

									$(180,163)

								Premiums to (Pay) Receive	$—

^	Receive — Fund receives premium and sells credit protection.

(Pay) — Fund pays premium and buys credit protection.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
Interest Rate Swaps

Notional		Expiration		Receive			Market
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value
95,400,000	SEK	3/16/2016	Barclays Bank PLC	(Pay)	2.60%	3 Month SEK STIBOR	$228,019
17,800,000	SEK	3/16/2016	Citigroup	(Pay)	2.60%	3 Month SEK STIBOR	42,544
7,600,000	CHF	3/16/2016	JPMorgan Chase Bank	Receive	1.30%	6 Month CHF LIBOR	(6,099)
4,700,000	CHF	3/16/2016	Barclays Bank PLC	Receive	1.30%	6 Month CHF LIBOR	(3,772)

							$260,692

						Premiums to (Pay) Receive	$(93,782)

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Pays	Fund Receives	Value
250,000,000	USD	8/19/2011	Morgan Stanley	3 month LIBOR – 0.01%	Barclays Capital Aggregate Total Return Index	$649,562

					Premiums to (Pay) Receive	$—

Notes to Schedule of Investments:
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
BOBL — Bundesobligationen
CBT — Chicago Board of Trade
CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.
FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FSA — Insured as to the payment of principal and interest by Financial Security Assurance.
LIBOR — London Interbank Offered Rate
LIFFE — London International Financial Futures and Options Exchange
MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.
MBS — Mortgage-Backed Security
SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.
TSE — Tokyo Stock Exchange
XL — Insured as to the payment of principal and interest by XL Capital Assurance.
The rates shown on variable rate notes are the current interest rates at November 30, 2010, which are subject to change based on the terms of the security.
*	Non-income producing security.

(a)	Security is backed by the U.S. Government.

(b)	All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

(c)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(e)	Underlying investment represents interests in defaulted claims.

(f)	Rate shown represents yield-to-maturity.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
EUR — Euro
GBP — British Pound
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 9.5% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3. During the period ended November 30, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 8.6% of the net assets of the Fund.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain debt securities using a specified spread above the LIBOR Rate or U.S. Treasury yield.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
U.S. Government	$31,633,500	$18,764,087	$19,784,101	$70,181,688
Foreign Government Obligations	—	5,998,115	—	5,998,115
Asset-Backed Securities	—	1,701,976	9,307,476	11,009,452
Corporate Debt	—	1,381,690	—	1,381,690

TOTAL DEBT OBLIGATIONS	31,633,500	27,845,868	29,091,577	88,570,945

Options Purchased	—	809,085	—	809,085
Mutual Funds	140,110,849	48,806	—	140,159,655
Short-Term Investments	1,804,056	—	—	1,804,056

Total Investments	173,548,405	28,703,759	29,091,577	231,343,741

Derivatives *
Swap Agreements
Credit risk	—	780	—	780
Interest rate risk	—	920,125	—	920,125
Futures Contracts
Interest rate risk	1,114,765	—	—	1,114,765
Forward Currency Contracts
Foreign currency risk	—	1,171,540	—	1,171,540

Total	$174,663,170	$30,796,204	$29,091,577	$234,550,951

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives *
Written Options
Foreign currency risk	$—	$(418,638)	$—	$(418,638)
Swap Agreements
Credit risk	—	(180,943)	—	(180,943)
Interest rate risk	—	(9,871)	—	(9,871)
Futures Contracts
Interest rate risk	(803)	—	—	(803)
Forward Currency Contracts
Foreign currency risk	—	(1,979,660)	—	(1,979,660)

Total	$(803)	$(2,589,112)	$—	$(2,589,915)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 45.5% and (0.1)% of total net assets, respectively.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

											Net Change in
											Unrealized
											Appreciation
					Change in						(Depreciation)
			Accrued		Unrealized					Balances as of	from Investments
	Balances as of	Net	Discounts/	Total Realized	Appreciation	Transfers into		Transfers out of		November	Held as of
	February 28, 2010	Purchases/(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3 *		Level 3*		30, 2010	November 30, 2010
Debt Obligations
U.S. Government Agency	$19,347,600	$—	$899,448	$—	$(462,947)	$—		$—		$19,784,101	$(462,947)
Foreign Government Obligations	—	—	261,476	—	452,585	5,284,054	**	(5,998,115	)**	—	—
Asset-Backed Securities	12,731,231	(4,322,313)	232,161	410,532	290,875	—		(35,010	)**	9,307,476	473,838

Total Debt Obligations	32,078,831	(4,322,313)	1,393,085	410,532	280,513	5,284,054		(6,033,125)		29,091,577	10,891

Preferred Stock	900,000	(1,564,100)	—	(574,751)	1,238,851	–		—		—	—
Swap Agreements	(341,027)	(8,139)	—	8,139	160,864	—		180,163	**	—	—

Total	$32,637,804	$(5,894,552)	$1,393,085	$(156,080)	$1,680,228	$5,284,054		$(5,852,962)		$29,091,577	$10,891

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended November 30, 2010, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset backed and other fixed income securities.
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, accredited investors, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended November 30, 2010, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2010, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid.
During the period ended November 30, 2010, the Fund used purchased option contracts to adjust exposure to currencies and otherwise manage currency exchange rate risk. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended November 30, 2010, the Fund used written option contracts to adjust exposure to currencies and otherwise manage currency exchange rate risk.
Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended November 30, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal
	Amount of	of		Amount of	Number of
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	—	—	$—	—	—	$—
Options written	(18,200,000)	—	(358,868)	—	—	—
Options exercised
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	(18,200,000)	—	$(358,868)	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2010, the Fund used swap agreements to adjust interest rate exposure, adjust exposure to certain markets, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$—	$809,085	$—	$—	$—	809,085
Unrealized appreciation on futures contracts*	1,114,765	—	—	—	—	1,114,765
Unrealized appreciation on forward currency contracts	—	1,171,539	—	—	—	1,171,539
Unrealized appreciation on swap agreements	920,125	—	780	—	—	920,905

Total	$2,034,890	$1,980,624	$780	$—	$—	$4,016,294

Liabilities:
Written options outstanding	$—	$(418,638)	$—	$—	$—	$(418,638)
Unrealized depreciation on futures contracts*	(803)	—	—	—	—	(803)
Unrealized depreciation on forward currency contracts	—	(1,979,660)	—	—	—	(1,979,660)
Unrealized depreciation on swap agreements	(9,871)	—	(180,943)	—	—	(190,814)

Total	$(10,674)	$(2,398,298)	$(180,943)	$—	$—	$(2,589,915)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts), principal amounts (options), or notional amounts (swap agreements), outstanding at each month-end, was as follows for the period ended November 30, 2010:

	Forward
	Currency		Swap
	Contracts	Futures Contracts	Agreements	Options
Average amount outstanding	$149,603,696	$115,878,460	$316,498,890	$3,640,000

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Currency Hedged International Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 29.8%

		Canada — 2.8%

		Foreign Government Obligations
CAD	2,000,000	Government of Canada, 3.50%, due 06/01/20	2,018,411

		France — 4.9%

		Foreign Government Obligations
EUR	2,500,000	Government of France, 4.00%, due 10/25/38	3,483,643

		Germany — 5.7%
		Foreign Government Obligations
EUR	2,500,000	Republic of Deutschland, 4.75%, due 07/04/34(a)	4,053,812

		Italy — 4.1%

		Foreign Government Obligations
EUR	2,700,000	Republic of Italy, 4.00%, due 02/01/37	2,925,824

		Spain — 2.2%

		Foreign Government Obligations
EUR	1,500,000	Government of Spain, 4.70%, due 07/30/41	1,557,310

		United Kingdom — 4.6%

		Foreign Government Obligations
GBP	2,000,000	United Kingdom Gilt, 3.75%, due 09/07/19	3,255,867

		United States — 5.5%

		U.S. Government
USD	3,851,750	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(a)(b)	3,886,054

		TOTAL DEBT OBLIGATIONS (COST $20,642,025)	21,180,921

Shares		Description	Value ($)

		MUTUAL FUNDS — 66.1%

		United States — 66.1%

		Affiliated Issuers
	210,542	GMO Emerging Country Debt Fund, Class IV	2,080,157
	2,683,050	GMO Short-Duration Collateral Fund	30,908,740
	5,496	GMO Special Purpose Holding Fund(c)	2,858
	315	GMO U.S. Treasury Fund	7,876
	628,548	GMO World Opportunity Overlay Fund	14,054,326

		Total United States	47,053,957

		TOTAL MUTUAL FUNDS (COST $48,927,463)	47,053,957

Principal Amount		Description	Value ($)

		OPTIONS PURCHASED — 0.5%

		Currency Options — 0.5%
AUD	8,000,000	AUD Put/USD Call, Expires 05/12/11, Strike 0.95	355,642

		TOTAL OPTIONS PURCHASED (COST $302,277)	355,642

Shares		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.9%

		Money Market Funds — 1.0%
	727,007	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	727,007

		U.S. Government — 0.9%
	625,000	U.S. Treasury Bill, 0.26%, due 11/17/11 (a)(d)	623,416

		TOTAL SHORT-TERM INVESTMENTS (COST $1,350,469)	1,350,423

		TOTAL INVESTMENTS — 98.3% (COST $71,222,235)	69,940,943

		Other Assets and Liabilities (net) — 1.7%	1,189,917

		TOTAL NET ASSETS — 100.0%	$71,130,860

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 75,806,025	$1,288,900	$(7,153,982)	$(5,865,082)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Emerging Country Debt Fund, Class III **	$4,905,670	$176,405	$5,698,138	$176,405	$—	$—	$—
GMO Emerging Country Debt Fund, Class IV **	—	4,648,138	2,700,000	—	—	—	2,080,157
GMO Short-Duration Collateral Fund	64,898,691	—	19,000,000	646,826	—	18,047,551	30,908,740
GMO Special Purpose Holding Fund	3,023	—	—	—	—	—	2,858
GMO U.S. Treasury Fund	8,291,499	30,918,596	39,200,000	16,855	1,741	—	7,876
GMO World Opportunity Overlay Fund	$27,663,640	$1,400,000	$16,400,000	$—	$—	$—	$14,054,326

Totals	$105,762,523	$37,143,139	$82,998,138	$840,086	$1,741	$18,047,551	$47,053,957

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through November 30, 2010. The actual tax characterization of distributions paid by the underlying funds will be determined through the fiscal year ending February 28, 2011.

**	At November 30, 2010, the Fund satisfied all minimum investment requirements for the GMO Emerging Country Debt Fund, Class IV shares that bear a lower shareholder service fee.
A summary of outstanding financial instruments at November 30, 2010 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
1/18/11	Barclays	AUD	600,000	$571,770	$(17,070)
1/18/11	Deutsche Bank AG	AUD	6,400,000	6,098,886	(128,026)
1/18/11	Royal Bank of Scotland PLC	AUD	400,000	381,180	(9,928)

1/25/11	Deutsche Bank AG	CAD	2,400,000	2,335,403	(6,168)
12/07/10	Citibank	CHF	1,700,000	1,693,963	(12,951)
12/14/10	Barclays	EUR	100,000	129,800	(5,617)
12/14/10	Deutsche Bank AG	EUR	10,800,000	14,018,420	(104,617)
12/14/10	Citibank	EUR	700,000	908,601	(68,455)
2/01/11	Barclays	GBP	300,000	466,452	(15,150)
2/01/11	Citibank	GBP	300,000	466,452	(18,264)
2/01/11	Deutsche Bank AG	GBP	3,500,000	5,441,938	(22,055)
2/01/11	Royal Bank of Scotland PLC	GBP	400,000	621,936	(14,712)
1/11/11	Deutsche Bank AG	JPY	314,800,000	3,763,711	(100,003)
2/15/11	Citibank	NZD	1,200,000	886,961	(25,915)
2/15/11	Deutsche Bank AG	NZD	9,500,000	7,021,773	(305,577)

				$44,807,246	$(854,508)

Sales #
1/18/11	Barclays	AUD	2,300,000	$2,191,787	$20,743
1/18/11	Deutsche Bank AG	AUD	2,100,000	2,001,197	61,439
1/18/11	Royal Bank of Scotland PLC	AUD	1,000,000	952,951	23,099
1/25/11	Deutsche Bank AG	CAD	4,400,000	4,281,572	31,562
12/07/10	Barclays	CHF	1,500,000	1,494,673	13,843
12/07/10	Citibank	CHF	900,000	896,804	16,052
12/07/10	Deutsche Bank AG	CHF	400,000	398,580	9,401
12/07/10	Royal Bank of Scotland PLC	CHF	900,000	896,804	34,675
12/14/10	Barclays Bank PLC	EUR	500,000	649,001	38,412
12/14/10	Citibank	EUR	400,000	519,201	37,791
12/14/10	Deutsche Bank AG	EUR	20,200,000	26,219,637	1,824,160
12/14/10	Royal Bank of Scotland PLC	EUR	600,000	778,801	38,721
2/01/11	Citibank	GBP	700,000	1,088,388	5,740
2/01/11	Deutsche Bank AG	GBP	6,400,000	9,950,972	460,580
1/11/11	Barclays	JPY	40,000,000	478,235	1,249
1/11/11	Citibank	JPY	140,000,000	1,673,823	43,666
1/11/11	Deutsche Bank AG	JPY	90,000,000	1,076,029	(7,378)
1/11/11	Royal Bank of Scotland PLC	JPY	50,000,000	597,794	772
2/15/11	Deutsche Bank AG	NZD	5,400,000	3,991,323	4,893

				$60,137,572	$2,659,420

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

						Net Unrealized
Settlement						Appreciation
Date	Counterparty	Deliver/Units of Currency		Receive/In Exchange For		(Depreciation)
2/08/11	Deutsche Bank AG	NOK	10,627,760	EUR	1,300,000	$(18,196)
2/22/11	Deutsche Bank AG	EUR	1,900,000	SEK	17,636,650	35,708

						$17,512

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
13	Canadian Government Bond 10 Yr.	March 2011	$1,549,976	$7,420
75	Euro Bund	December 2010	12,498,753	(168,216)
150	Federal Funds 30 Day	December 2010	62,386,240	52
8	Japanese Government Bond 10 Yr. (LIFFE)	December 2010	13,469,251	936
7	U.S. Treasury Bond 30 Yr. (CBT)	March 2011	890,969	6,542
6	U.S. Treasury Note 2 Yr. (CBT)	March 2011	1,316,250	1,483
11	U.S. Treasury Note 5 Yr. (CBT)	March 2011	1,318,367	3,490
58	UK Gilt Long Bond	March 2011	10,922,256	88,380

			$104,352,062	$(59,913)

Sales
18	Australian Government Bond 3 Yr.	December 2010	$1,771,901	$4,318
10	Australian Government Bond 10 Yr.	December 2010	1,000,431	17,757
20	Euro BOBL	December 2010	3,124,981	3,270
14	Japanese Government Bond 10 Yr. (TSE)	December 2010	23,542,781	379,071
7	U.S. Treasury Note 10 Yr. (CBT)	March 2011	868,766	(3,247)

			$30,308,860	$401,169

Written Options
A summary of open written option contracts for the Fund at November 30, 2010 is as follows:

	Principal	Expiration
	Amount	Date	Description	Premiums	Market Value
Put	8,000,000	05/12/2011	AUD Put/USD Call, Strike AUD 0.89	$(157,744)	$(184,017)

Swap Agreements
Credit Default Swaps

							Maximum Potential
					Implied		Amount of Future
Notional	Expiration		Receive	Annual	Credit	Deliverable	Payments by the Fund	Market
Amount	Date	Counterparty	(Pay)^	Premium	Spread (1)	on Default	Under the Contract (2)	Value
28,000,000 USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	2.43%	Republic of Italy	NA	$534,640
20,000,000 USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	2.72%	Republic of Italy	20,000,000 USD	(1,313,493)

								$(778,853)

							Premiums to (Pay) Receive	$—

^	Receive — Fund receives premium and sells credit protection.

(Pay) — Fund pays premium and buys credit protection.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
Interest Rate Swaps

Notional	Expiration		Receive			Market
Amount	Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value
30,000,000 EUR	5/20/2013	Deutsche Bank AG	Receive	1.79%	6 Month EUR LIBOR	(5,776)
25,100,000 SEK	3/16/2016	Barclays	(Pay)	2.60%	3 Month SEK SIBOR	59,992
7,600,000 SEK	3/16/2016	Citigroup	(Pay)	2.60%	3 Month SEK SIBOR	18,165
3,100,000 CHF	3/16/2016	JPMorgan	Receive	1.30%	6 Month CHF LIBOR	(2,488)
2,200,000 CHF	3/16/2016	Barclays	Receive	1.30%	6 Month CHF LIBOR	(1,765)

						$68,128

					Premiums to (Pay) Receive	$(44,897)

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
As of November 30, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
BOBL — Bundesobligationen
CBT — Chicago Board of Trade
CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.
EUR LIBOR — London Interbank Offered Rate denominated in Euros.
LIFFE — London International Financial Futures and Options Exchange
SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.
TSE — Tokyo Stock Exchange
(a)	All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	Underlying investment represents interests in defaulted claims.

(d)	Rate shown represents yield-to-maturity.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
EUR — Euro
GBP — British Pound
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.0% of net assets. The underlying funds classify such securities (as defined below) as Level 3. During the period ended November 30, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 5.7% of the net assets of the Fund.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
U.S. Government	$—	$3,886,054	$—	$3,886,054
Foreign Government Obligations	—	17,294,867	—	17,294,867

TOTAL DEBT OBLIGATIONS	—	21,180,921	—	21,180,921

Mutual Funds	47,051,099	2,858	—	47,053,957
Options Purchased	—	355,642	—	355,642
Short-Term Investments	1,350,423	—	—	1,350,423

Total Investments	48,401,522	21,539,421	—	69,940,943

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	2,702,506	—	2,702,506
Futures Contracts
Interest Rate Risk	512,719	—	—	512,719
Swap Agreements
Credit Risk	—	534,640	—	534,640
Interest Rate Risk	—	78,157	—	78,157

Total	$48,914,241	$24,854,724	$—	$73,768,965

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(880,082)	$—	$(880,082)
Futures Contracts
Interest Rate Risk	(171,463)	—	—	(171,463)
Swap Agreements
Credit Risk	—	(1,313,493)	—	(1,313,493)
Interest Rate Risk	—	(10,029)	—	(10,029)
Written Options
Foreign Currency Risk	—	(184,017)	—	(184,017)

Total	$(171,463)	$(2,387,621)	$—	$(2,559,084)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 36.8% and (0.1)% of total net assets, respectively.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change
										in
										Unrealized
										Appreciation
										(Depreciation)
										from
					Change in				Balances	Investments
	Balances as of		Accrued		Unrealized				as of	Still Held as
	February	Net	Discounts/	Total Realized	Appreciation	Transfers into	Transfers out of		November	of November
	28, 2010	Purchases/(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*		30, 2010	30, 2010
Swap Agreements	$23,924	$72,800	$—	$(72,800)	$(802,777)	$—	$778,853	**	$—	$—

Total	$23,924	$72,800	$—	$(72,800)	$(802,777)	$—	$778,853		$—	$—

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended November 30, 2010, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.
Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Currency Risk (risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies); Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended November 30, 2010, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2010, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2010, the Fund used purchased option contracts to adjust interest rate exposure, to adjust exposure to currencies and otherwise manage currency exchange rate risk. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended November 30, 2010, the Fund used written option contracts to adjust exposure to foreign currencies and otherwise manage currency exchange rate risk. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended November 30, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal			Principal	Number
	Amount of	Number of		Amount of	of
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	—	—	$—	—	—	$—
Options written	(8,000,000)	—	(157,744)	—	—	—
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options bought back	—	—	—	—	—	—

Outstanding, end of period	(8,000,000)	—	$(157,744)	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2010, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$—	$355,642	$—	$—	$—	$355,642
Unrealized appreciation on futures contracts*	512,719	—	—	—	—	512,719
Unrealized appreciation on forward currency contracts	—	2,702,506	—	—	—	2,702,506
Unrealized appreciation on swap agreements	78,157	—	534,640	—	—	612,797

Total	$590,876	$3,058,148	$534,640	$—	$—	$4,183,664

Liabilities:
Written options outstanding	$—	(184,017)	$—	$—	$—	$(184,017)
Unrealized depreciation on futures contracts*	(171,463)	—	—	—	—	(171,463)
Unrealized depreciation on forward currency contracts	—	(880,082)	—	—	—	(880,082)
Unrealized depreciation on swap agreements	(10,029)	—	(1,313,493)	—	—	(1,323,522)

Total	$(181,492)	$(1,064,099)	$(1,313,493)	$—	$—	$(2,559,084)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended November 30, 2010:

Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements	Options
Average amount outstanding	$ 95,504,641	$ 92,633,378	$ 137,346,706	$ 13,664,851

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Currency Hedged International Equity Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares		Description	Value ($)

		MUTUAL FUNDS — 94.1%

		United States — 94.1%

		Affiliated Issuers
	8,648,893	GMO International Growth Equity Fund, Class IV	188,545,872
	9,037,344	GMO International Intrinsic Value Fund, Class IV	185,084,811

			373,630,683

		TOTAL MUTUAL FUNDS (COST $358,644,093)	373,630,683

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.2%

		Time Deposits — 1.2%
USD	611,535	Bank of America (Charlotte) Time Deposit, 0.21%, due 12/01/10	611,535
CAD	26	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.96%, due 12/01/10	14
USD	2,000,000	Citibank (New York) Time Deposit, 0.21%, due 12/01/10	2,000,000
USD	2,000,000	HSBC Bank (New York) Time Deposit, 0.21%, due 12/01/10	2,000,000

		Total Time Deposits	4,611,549

		TOTAL SHORT-TERM INVESTMENTS (COST $4,611,549)	4,611,549

		TOTAL INVESTMENTS — 95.3% (COST $363,255,642)	378,242,232

		Other Assets and Liabilities (net) — 4.7%	18,762,674

		TOTAL NET ASSETS — 100.0%	$397,004,906

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 370,615,198	$7,627,034	$—	$7,627,034
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO International Growth Equity Fund, Class IV	$12,603,325	$211,743,631	$48,415,000	$553,630	$—	$188,545,872
GMO International Intrinsic Value Fund, Class IV	12,573,339	213,203,445	44,195,000	663,445	—	185,084,811

Totals	$25,176,664	$424,947,076	$92,610,000	$1,217,075	$—	$373,630,683

A summary of outstanding financial instruments at November 30, 2010 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
12/17/10	JPMorgan Chase Bank, N.A.	AUD	3,122,000	$2,986,522	$(12,549)
12/17/10	Bank of New York Mellon	CHF	3,797,000	3,784,141	(4,111)
12/17/10	Brown Brothers Harriman & Co.	DKK	3,685,000	641,743	(47,873)
12/17/10	Bank of New York Mellon	DKK	6,869,000	1,196,236	(2,439)
12/17/10	The Royal Bank of Scotland PLC	EUR	2,658,000	3,450,084	(255,838)
12/17/10	Bank of New York Mellon	EUR	3,349,000	4,347,002	(248,539)

12/17/10	Deutsche Bank AG	EUR	8,450,000	10,968,100	(23,153)
12/17/10	JPMorgan Chase Bank, N.A.	GBP	1,170,000	1,819,681	(38,246)
12/17/10	Barclays Bank PLC	GBP	5,860,000	9,113,956	(6,168)
12/17/10	Bank of New York Mellon	HKD	25,221,000	3,248,356	(3,211)
12/17/10	State Street Bank and Trust Co.	HKD	4,661,000	600,317	123
12/17/10	Morgan Stanley Capital Services Inc.	JPY	844,621,000	10,094,473	(118,529)
12/17/10	Bank of America, N.A.	NOK	2,034,000	327,178	(22,160)
12/17/10	Barclays Bank PLC	NOK	3,724,000	599,021	(1,566)
12/17/10	Brown Brothers Harriman & Co.	SEK	6,184,000	878,900	(52,902)
12/17/10	JPMorgan Chase Bank, N.A.	SEK	82,704,000	11,754,299	(441,657)
12/17/10	JPMorgan Chase Bank, N.A.	SGD	358,000	271,129	(3,717)
12/17/10	Deutsche Bank AG	SGD	1,586,000	1,201,146	(24)

				$67,282,284	$(1,282,559)

Sales #
12/17/10	State Street Bank and Trust Co.	AUD	7,388,000	$7,067,401	$179,340
12/17/10	JPMorgan Chase Bank, N.A.	AUD	10,850,572	10,379,717	278,865
12/17/10	The Royal Bank of Scotland PLC	AUD	2,406,000	2,301,593	78,538
12/17/10	Morgan Stanley Capital Services Inc.	AUD	5,504,591	5,265,722	155,617
12/17/10	Barclays Bank PLC	AUD	6,901,572	6,602,082	188,306
12/17/10	Bank of America, N.A.	AUD	8,730,409	8,351,557	225,738
12/17/10	State Street Bank and Trust Co.	CAD	3,703,000	3,606,093	81,089
12/17/10	The Royal Bank of Scotland PLC	CAD	1,211,249	1,179,551	11,737
12/17/10	Bank of America, N.A.	CAD	394,750	384,419	3,770
12/17/10	Barclays Bank PLC	CAD	4,517,000	4,398,791	88,726
12/17/10	The Royal Bank of Scotland PLC	CHF	2,678,000	2,668,931	122,505
12/17/10	Bank of New York Mellon	CHF	16,708,000	16,651,418	783,317
12/17/10	Brown Brothers Harriman & Co.	CHF	4,303,000	4,288,428	122,304
12/17/10	Deutsche Bank AG	CHF	7,194,000	7,169,638	351,140
12/17/10	State Street Bank and Trust Co.	CHF	7,164,000	7,139,739	352,104
12/17/10	Barclays Bank PLC	CHF	7,669,967	7,643,993	379,909
12/17/10	JPMorgan Chase Bank, N.A.	CHF	5,941,000	5,920,881	284,422
12/17/10	Brown Brothers Harriman & Co.	DKK	24,152,155	4,206,097	298,221
12/17/10	State Street Bank and Trust Co.	DKK	16,476,000	2,869,295	214,262

12/17/10	Bank of New York Mellon	DKK	22,063,000	3,842,271	284,538
12/17/10	Morgan Stanley Capital Services Inc.	DKK	15,592,000	2,715,346	205,913
12/17/10	JPMorgan Chase Bank, N.A.	DKK	18,116,000	3,154,901	226,702
12/17/10	The Royal Bank of Scotland PLC	EUR	15,650,714	20,314,627	1,537,087
12/17/10	Bank of New York Mellon	EUR	23,291,000	30,231,719	2,266,741
12/17/10	Brown Brothers Harriman & Co.	EUR	5,321,513	6,907,324	497,774
12/17/10	Deutsche Bank AG	EUR	8,085,456	10,494,922	784,491
12/17/10	State Street Bank and Trust Co.	EUR	1,749,000	2,270,202	170,055
12/17/10	Morgan Stanley Capital Services Inc.	EUR	5,567,904	7,227,140	551,723
12/17/10	Barclays Bank PLC	EUR	4,040,528	5,244,605	390,436
12/17/10	JPMorgan Chase Bank, N.A.	EUR	10,450,579	13,564,852	968,611
12/17/10	JPMorgan Chase Bank, N.A.	GBP	8,724,000	13,568,285	284,599
12/17/10	Barclays Bank PLC	GBP	17,225,670	26,790,783	654,128
12/17/10	Bank of America, N.A.	GBP	8,632,000	13,425,199	298,214
12/17/10	Morgan Stanley Capital Services Inc.	GBP	2,117,000	3,292,533	127,749
12/17/10	Deutsche Bank AG	GBP	5,891,000	9,162,169	195,920
12/17/10	Bank of New York Mellon	GBP	8,641,000	13,439,196	281,735
12/17/10	Bank of New York Mellon	HKD	12,981,380	1,671,946	1,807
12/17/10	Brown Brothers Harriman & Co.	HKD	7,745,000	997,523	1,073
12/17/10	JPMorgan Chase Bank, N.A.	HKD	2,604,000	335,384	363
12/17/10	State Street Bank and Trust Co.	HKD	79,626,000	10,255,486	18,744
12/17/10	Morgan Stanley Capital Services Inc.	JPY	3,116,801,990	37,250,404	1,118,590
12/17/10	Bank of New York Mellon	JPY	277,019,000	3,310,788	55,501
12/17/10	Brown Brothers Harriman & Co.	JPY	1,222,810,404	14,614,397	439,283
12/17/10	JPMorgan Chase Bank, N.A.	JPY	1,559,656,457	18,640,206	567,977
12/17/10	Bank of America, N.A.	JPY	1,549,079,206	18,513,793	568,237
12/17/10	Bank of America, N.A.	NOK	5,374,774	864,555	54,641
12/17/10	Morgan Stanley Capital Services Inc.	NOK	27,468,000	4,418,344	292,093
12/17/10	Barclays Bank PLC	NOK	56,658,000	9,113,679	570,953
12/17/10	Brown Brothers Harriman & Co.	NOK	5,999,750	965,085	56,010
12/17/10	JPMorgan Chase Bank, N.A.	NZD	1,299,000	964,624	11,364
12/17/10	State Street Bank and Trust Co.	NZD	3,181,000	2,362,177	32,893
12/17/10	Morgan Stanley Capital Services Inc.	NZD	4,050,000	3,007,488	43,106
12/17/10	Brown Brothers Harriman & Co.	SEK	29,452,539	4,185,940	223,229
12/17/10	Morgan Stanley Capital Services Inc.	SEK	16,165,000	2,297,449	139,383

12/17/10	The Royal Bank of Scotland PLC	SEK	18,307,458	2,601,946	148,254
12/17/10	Deutsche Bank AG	SEK	12,712,000	1,806,692	102,561
12/17/10	JPMorgan Chase Bank, N.A.	SEK	16,795,011	2,386,989	123,888
12/17/10	JPMorgan Chase Bank, N.A.	SGD	4,252,000	3,220,222	49,172
12/17/10	Deutsche Bank AG	SGD	5,765,000	4,366,081	85,484
12/17/10	Bank of America, N.A.	SGD	1,938,572	1,468,164	22,656

				$443,360,782	$18,653,588

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
As of November 30, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar

Portfolio valuation
Shares of the funds in which the Fund invests (“underlying funds”) and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign equity securities and foreign index futures contracts as of the NYSE close using fair value prices, which are based on local closing prices and adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, foreign equity securities and foreign index futures contracts representing 89.6% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on those adjustments. Those underlying funds classify such securities (as defined below) as Level 2. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010 :

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds
United States	$373,630,683	$—	$—	$373,630,683

TOTAL MUTUAL FUNDS	373,630,683	—	—	373,630,683

Short-Term Investments	4,611,549	—	—	4,611,549

Total Investments	378,242,232	—	—	378,242,232

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	18,653,711	—	18,653,711

Total	$378,242,232	$18,653,711	$—	$396,895,943

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(1,282,682)	$—	$(1,282,682)

Total	$—	$(1,282,682)	$—	$(1,282,682)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 0.1% of total net assets.
The Fund held no investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. The Fund and some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or underlying fund were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Derivatives risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The risk to the Fund of using derivatives is particularly pronounced because the Fund often uses currency forwards and other derivatives for hedging purposes.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will invest in underlying funds with higher fees or expenses.
Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged by the Fund or an underlying fund); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2010, the Fund used forward currency contracts to hedge foreign currency exposure in the underlying Funds’ investments relative to the U.S. dollar. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to local closing prices, and supplied by a third party vendor based on that vendor’s proprietary models. As of November 30, 2010, futures contracts representing (0.1)% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on those adjustments. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$18,653,711	$—	$—	$—	$—

Total	$—	$18,653,711	$—	$—	$—	$18,653,711

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(1,282,682)	$—	$—	$—	$—

Total	$—	$(1,282,682)	$—	$—	$—	$(1,282,682)

The volume of derivative activity, based on absolute values (forward currency contracts) outstanding at each month-end, was as follows for the period ended November 30, 2010:

Forward
Currency
Contracts
Average amount outstanding	$341,934,017

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Developed World Stock Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 94.8%

	Australia — 0.7%
29,579	Commonwealth Bank of Australia	1,365,816
9,715	Rio Tinto Ltd	762,779
176,762	Telstra Corp Ltd	475,648

	Total Australia	2,604,243

	Austria — 0.1%
5,826	Erste Group Bank AG	227,579

	Belgium — 0.4%
14,126	Anheuser-Busch InBev NV	772,265
150,823	Dexia SA *	552,242

	Total Belgium	1,324,507

	Canada — 1.2%
14,000	Bank of Nova Scotia	725,810
9,100	Barrick Gold Corp	469,028
12,900	Canadian Pacific Railway Ltd	823,725
46,700	EnCana Corp	1,293,343
40,600	Husky Energy Inc	967,787

	Total Canada	4,279,693

	Denmark — 0.1%
5,703	Novo-Nordisk A/S Class B	565,925

	France — 6.1%
11,705	ArcelorMittal	368,951
46,045	AXA	659,384
67,895	BNP Paribas	4,015,964
23,667	Bouygues SA	943,712
9,337	Casino Guichard-Perrachon SA	822,479
30,676	CNP Assurances	491,323
15,434	Compagnie de Saint-Gobain	690,190
9,788	GDF Suez	323,519
4,929	L’Oreal SA	523,836
6,350	Lafarge SA	345,617
7,388	LVMH Moet Hennessy Louis Vuitton SA	1,118,998
24,387	Peugeot SA *	906,379
5,320	PPR	845,062
26,274	Renault SA *	1,375,992
42,507	Sanofi-Aventis	2,576,730
3,695	Schneider Electric SA	517,889
26,635	Societe Generale	1,231,549
65,220	Total SA	3,165,812
5,040	Vallourec SA	477,363
34,355	Vivendi SA	836,507

	Total France	22,237,256

	Germany — 2.7%
15,994	Allianz SE (Registered)	1,751,284
11,024	BASF AG	820,646
10,323	Bayerische Motoren Werke AG	774,795
15,107	Daimler AG (Registered) *	975,604
42,840	E.ON AG	1,226,378
10,117	Hannover Rueckversicherung AG (Registered)	471,304

65,627	Infineon Technologies AG *	580,759
3,844	MAN SE	449,855
5,047	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	700,059
16,701	RWE AG	1,037,493
6,150	Salzgitter AG	394,132
30,922	Suedzucker AG	660,092

	Total Germany	9,842,401

	Greece — 0.1%
60,902	National Bank of Greece SA *	506,868

	Hong Kong — 0.6%
191,000	BOC Hong Kong Holdings Ltd	652,811
39,500	CLP Holdings Ltd	323,949
86,237	Esprit Holdings Ltd	412,870
78,000	Hong Kong Electric Holdings Ltd	500,036
24,000	Sun Hung Kai Properties Ltd	393,296

	Total Hong Kong	2,282,962

	Ireland — 0.4%
78,303	CRH Plc	1,358,481

	Italy — 3.9%
573,140	Enel SPA	2,692,651
250,967	ENI SPA	5,049,883
50,643	Finmeccanica SPA	571,651
93,363	Mediaset SPA	515,490
64,471	Mediobanca SPA	530,430
124,174	Parmalat SPA	308,847
20,294	Saipem SPA	844,990
856,402	Telecom Italia SPA	1,053,851
803,741	Telecom Italia SPA-Di RISP	840,051
55,587	Terna SPA	227,815
927,292	UniCredit SPA	1,792,387

	Total Italy	14,428,046

	Japan — 11.1%
40,000	Asahi Glass Co Ltd	444,766
6,600	Astellas Pharma Inc	236,305
152,000	Cosmo Oil Co Ltd	430,482
5,800	Fanuc Ltd	829,010
3,400	Fast Retailing Co Ltd	535,566
33,000	Fuji Heavy Industries Ltd	243,365
182,000	Hitachi Ltd	858,342
71,700	Honda Motor Co Ltd	2,593,456
96	INPEX Corp	492,815
155,000	Itochu Corp	1,435,446
381,520	JX Holdings Inc	2,357,130
142,000	Kawasaki Kisen Kaisha Ltd	592,619
223	KDDI Corp	1,272,385
2,900	Kyocera Corp	295,155
173,000	Marubeni Corp	1,119,767
238,000	Mazda Motor Corp	659,432
89,000	Mitsubishi Chemical Holdings Corp	510,880
30,500	Mitsubishi Corp	770,000
48,800	Mitsui & Co Ltd	760,981
96,000	Mitsui OSK Lines Ltd	659,104
234,300	Mizuho Financial Group Inc	370,086
12,100	Murata Manufacturing Co Ltd	737,421

4,100	Nidec Corp	409,166
1,600	Nintendo Co Ltd	433,808
55,800	Nippon Telegraph & Telephone Corp	2,529,620
205,000	Nippon Yusen KK	893,240
351,900	Nissan Motor Co Ltd	3,291,289
7,000	Nitto Denko Corp	289,724
117	NTT Data Corp	378,311
391	NTT Docomo Inc	634,486
13,760	ORIX Corp	1,173,635
467	Rakuten Inc	357,521
83,200	Resona Holdings Inc	507,770
71,000	Ricoh Company Ltd	997,201
13,600	Sankyo Co Ltd	719,472
69,800	Showa Shell Sekiyu KK	579,261
11,600	SoftBank Corp	401,636
385,800	Sojitz Corp	744,805
168,000	Sumitomo Corp	2,186,920
216,000	Taisei Corp	486,401
7,000	Taisho Pharmaceutical Co Ltd	145,398
42,400	Takeda Pharmaceutical Co Ltd	1,968,663
62,000	TonenGeneral Sekiyu KK	609,943
52,500	Toyota Motor Corp	2,035,050
53,400	Toyota Tsusho Corp	865,977

	Total Japan	40,843,810

	Netherlands — 1.1%
15,185	ASML Holding NV	494,208
5,922	Heineken NV	273,972
198,415	ING Groep NV *	1,749,941
11,168	Koninklijke DSM NV	544,788
35,418	Koninklijke Philips Electronics NV	957,641

	Total Netherlands	4,020,550

	Singapore — 3.2%
85,000	DBS Group Holdings Ltd	900,704
704,000	Genting Singapore Plc *	1,060,500
3,349,000	Golden Agri-Resources Ltd	1,837,274
136,000	Keppel Corp Ltd	1,097,269
391,000	Neptune Orient Lines Ltd *	641,672
545,818	Noble Group Ltd	846,287
233,000	Oversea-Chinese Banking Corp Ltd	1,751,882
187,000	Sembcorp Industries Ltd	682,231
107,200	Singapore Airlines Ltd	1,250,980
2,000	Singapore Exchange Ltd	13,052
393,600	Singapore Telecommunications	923,169
50,000	United Overseas Bank Ltd	700,704
8,000	Wilmar International Ltd	36,441

	Total Singapore	11,742,165

	Spain — 0.9%
74,618	Banco Bilbao Vizcaya Argentaria SA	685,463
128,268	Banco Santander SA	1,222,761
19,889	Gas Natural SDG SA	268,416
41,056	Repsol YPF SA	989,657

	Total Spain	3,166,297

	Sweden — 1.5%
19,617	Assa Abloy AB Class B	526,638
37,787	Atlas Copco AB Class A	834,423

23,579	Boliden AB	405,492
43,918	Sandvik AB	743,704
19,604	SKF AB Class B	521,994
60,986	Svenska Cellulosa AB Class B	890,048
95,894	Swedbank AB Class A *	1,212,708
27,736	Volvo AB Class B *	403,204

	Total Sweden	5,538,211

	Switzerland — 1.0%
10,947	Compagnie Financiere Richemont SA Class A	590,451
31,825	Novartis AG (Registered)	1,694,893
620	Swisscom AG (Registered)	252,922
2,756	Synthes Inc	337,375
2,926	Zurich Financial Services AG	651,028

	Total Switzerland	3,526,669

	United Kingdom — 11.2%
34,677	3i Group Plc	161,090
82,185	ARM Holdings Plc	509,039
68,050	AstraZeneca Plc	3,180,973
250,994	Aviva Plc	1,384,627
104,672	BAE Systems Plc	538,518
338,583	Barclays Plc	1,360,337
37,100	BHP Billiton Plc	1,318,300
314,774	BP Plc	2,101,115
670,179	BT Group Plc	1,772,996
9,516	Carnival Plc	390,249
69,902	Compass Group Plc	604,515
173,388	GlaxoSmithKline Plc	3,284,135
77,904	Home Retail Group Plc	244,445
26,364	Kazakhmys Plc	567,435
441,030	Legal & General Group Plc	627,381
676,437	Lloyds Banking Group Plc *	638,868
88,644	Marks & Spencer Group Plc	514,487
14,281	Next Plc	447,094
659,852	Old Mutual Plc	1,216,001
17,370	Pearson Plc	250,532
2,396	Randgold Resources Ltd	224,703
37,583	Rio Tinto Plc	2,396,041
30,739	Rolls—Royce Group Plc *	291,236
1,927,009	Royal Bank of Scotland Group Plc *	1,129,770
138,667	Royal Dutch Shell Plc B Shares (London)	4,121,626
10,973	Royal Dutch Shell Plc A Shares (Amsterdam)	330,346
192,970	Royal Dutch Shell Plc A Shares (London)	5,815,759
858	SABMiller Plc	27,168
44,132	Scottish & Southern Energy Plc	769,276
21,133	Standard Chartered Plc	569,280
14,243	Vedanta Resources Plc	439,811
986,203	Vodafone Group Plc	2,460,482
34,643	Wolseley Plc *	926,265
45,320	WPP Plc	502,236

	Total United Kingdom	41,116,136

	United States — 48.5%
37,500	3M Co.	3,149,250
77,300	Abbott Laboratories	3,595,223
53,200	Accenture Plc.-Class A	2,304,624
8,100	ACE, Ltd.	474,012
13,600	AFLAC Inc.	700,400

11,300	Agilent Technologies, Inc. *	395,726
31,400	Allstate Corp. (The)	914,054
11,100	Altera Corp.	389,499
63,700	Altria Group, Inc.	1,528,800
13,500	AMDOCS Ltd. *	351,000
18,900	Ameren Corp.	542,808
24,700	American Express Co.	1,067,534
13,600	Ameriprise Financial, Inc.	705,024
26,200	Annaly Capital Management, Inc. REIT	476,578
35,400	Apple, Inc. *	11,014,710
10,400	Assurant, Inc.	366,808
47,500	Automatic Data Processing, Inc.	2,117,075
5,600	AvalonBay Communities, Inc.	617,848
25,900	Baxter International, Inc.	1,257,445
14,800	Becton, Dickinson and Co.	1,153,364
12,300	Best Buy Co., Inc.	525,456
9,600	Boston Properties, Inc. REIT	804,480
23,500	Bristol—Myers Squibb Co.	593,140
14,400	Broadcom Corp.-Class A	640,656
15,600	Capital One Financial Corp.	580,788
14,600	Caterpillar, Inc.	1,235,160
35,700	CenterPoint Energy, Inc.	557,991
16,100	Chevron Corp.	1,303,617
15,900	CH Robinson Worldwide, Inc.	1,171,989
4,600	Cimarex Energy Co.	370,484
46,200	Cisco Systems, Inc. *	885,192
33,000	Coach, Inc.	1,865,820
122,600	Coca—Cola Co. (The)	7,744,642
15,600	Cognizant Technology Solutions Corp.-Class A *	1,013,688
10,400	Comerica, Inc.	379,496
20,900	Computer Sciences Corp.	932,767
60,153	ConocoPhillips	3,619,406
7,300	CR Bard, Inc.	619,405
8,300	CSX Corp.	504,723
4,100	Cummins, Inc.	398,192
10,200	Danaher Corp.	441,150
12,000	Deere & Co.	896,400
17,900	Discover Financial Services	327,212
19,400	DTE Energy Co.	864,270
34,300	Duke Energy Corp.	601,965
24,800	E.I. du Pont de Nemours & Co.	1,165,352
5,500	Eaton Corp.	530,200
25,000	Ecolab, Inc.	1,195,250
64,700	Eli Lilly & Co.	2,177,802
14,500	Emerson Electric Co.	798,515
12,500	Equity Residential REIT	624,750
20,900	Expeditors International of Washington, Inc.	1,105,610
5,500	FedEx Corp.	501,160
10,200	FLIR Systems, Inc. *	273,411
6,100	FMC Technologies, Inc. *	513,864
100,500	Ford Motor Co. *	1,601,970
17,200	Forest Laboratories, Inc. *	548,508
7,500	Franklin Resources, Inc.	855,675
117,700	General Electric Co.	1,863,191
28,800	General Dynamics Corp.	1,903,392
17,600	General Mills, Inc.	621,808
9,300	Genuine Parts Co.	447,702
11,100	Google, Inc.-Class A *	6,168,381
12,900	HCP, Inc. REIT	424,797
22,800	Hewlett-Packard Co.	956,004

33,000	Home Depot, Inc.	996,930
8,200	Honeywell International, Inc.	407,622
17,600	Hospitality Properties Trust REIT	389,312
50,400	Host Hotels & Resorts, Inc. REIT	830,592
63,800	Intel Corp.	1,347,456
3,200	IntercontinentalExchange, Inc. *	360,640
15,900	Intuit, Inc. *	713,751
217,100	Johnson & Johnson	13,362,505
39,500	Kimberly—Clark Corp.	2,444,655
23,300	Las Vegas Sands Corp. *	1,166,864
11,600	Limited Brands, Inc.	390,572
4,100	Lubrizol Corp.	428,696
7,200	M&T Bank Corp.	554,112
41,000	Macy’s, Inc.	1,052,880
37,800	Marathon Oil Corp.	1,265,166
11,300	Marriott International, Inc.-Class A	443,073
12,200	McDonald’s Corp.	955,260
47,100	Medtronic, Inc.	1,579,263
184,200	Merck & Co., Inc.	6,349,374
14,000	NetApp, Inc. *	713,020
6,500	Newfield Exploration Co. *	434,395
14,000	Newmont Mining Corp.	823,620
44,700	News Corp., Inc. CL A	609,708
28,200	Nike, Inc.-Class B	2,428,866
37,200	NiSource, Inc.	622,356
10,600	Nordstrom, Inc.	453,680
9,400	Norfolk Southern Corp.	565,598
29,600	Oracle Corp.	800,384
45,800	Paychex, Inc.	1,307,132
8,000	Peabody Energy Corp.	470,480
28,900	Pepco Holdings, Inc.	530,315
88,600	PepsiCo, Inc.	5,726,218
242,073	Pfizer, Inc.	3,943,369
10,400	Philip Morris International, Inc.	591,656
6,600	Pinnacle West Capital Corp.	266,772
12,500	PNC Financial Services Group, Inc.	673,125
6,300	PPG Industries, Inc.	491,148
9,500	Prudential Financial, Inc.	481,460
4,800	Public Storage REIT	463,680
46,900	Qualcomm, Inc.	2,192,106
12,100	Rockwell Collins, Inc.	678,326
19,100	RR Donnelley & Sons Co.	301,016
5,000	Ryder System, Inc.	215,550
10,500	Sigma—Aldrich Corp.	663,810
6,300	Simon Property Group, Inc. REIT	620,550
19,700	Southern Copper Corp.	826,021
27,700	Southwest Airlines Co.	368,964
24,800	Starbucks Corp.	758,880
7,500	Starwood Hotels & Resorts Worldwide, Inc.	426,300
24,100	Stryker Corp.	1,207,169
9,400	St Jude Medical, Inc. *	363,686
7,800	Sunoco, Inc.	313,092
18,242	Supervalu, Inc.	164,908
42,900	Sysco Corp.	1,244,958
6,300	Time Warner Cable, Inc.	387,702
12,100	Time Warner, Inc.	356,829
23,200	TJX Cos. (The), Inc.	1,058,152
7,700	Torchmark Corp.	442,519
20,700	Tyco Electronics Ltd.	629,694
12,300	Union Pacific Corp.	1,108,353

	13,500	United Parcel Service, Inc.-Class B	946,755
	24,215	UnitedHealth Group, Inc.	884,332
	29,500	United Technologies Corp.	2,220,465
	53,900	Valero Energy Corp.	1,049,972
	7,300	Ventas, Inc. REIT	374,271
	8,100	VF Corp.	671,328
	17,000	Viacom, Inc.-Class B	643,110
	16,800	Virgin Media, Inc.	428,064
	7,200	Visa, Inc.-Class A	531,720
	4,400	VMware, Inc. *	358,688
	10,500	Vornado Realty Trust REIT	856,590
	55,000	Walt Disney Co. (The)	2,008,050
	117,900	Wal—Mart Stores, Inc.	6,377,211
	14,400	WellPoint, Inc. *	802,656
	11,000	Western Digital Corp. *	368,500
	49,300	Xerox Corp.	564,978
	9,000	Yum! Brands, Inc.	450,719

		Total United States	177,578,912

		TOTAL COMMON STOCKS (COST $348,803,177)	347,190,711

		PREFERRED STOCKS — 0.6%

		Germany — 0.6%
	11,827	Henkel AG & Co KGaA 1.09%	725,305
	11,430	Porsche Automobil Holding SE 0.16%	855,123
	3,628	Volkswagen AG 1.30%	581,747

		Total Germany	2,162,175

		TOTAL PREFERRED STOCKS (COST $1,628,067)	2,162,175

		MUTUAL FUNDS — 3.1%

		United States — 3.1%

		Affiliated Issuers
	451,160	GMO U.S. Treasury Fund	11,279,000

		TOTAL MUTUAL FUNDS (COST $11,279,000)	11,279,000

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposits — 0.5%
AUD	9,949	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.64%, due 12/01/10	9,536
CAD	10,042	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.96%, due 12/01/10	9,782
CHF	9,662	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.02%, due 12/01/10	9,627
DKK	53,620	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.30%, due 12/01/10	9,338
GBP	42,208	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.48%, due 12/01/10	65,652
JPY	11,271,960	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/10	134,687
HKD	77,513	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/10	9,982
NOK	58,596	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.81%, due 12/01/10	9,432
SEK	66,946	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.87%, due 12/01/10	9,519
SGD	14,315	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 12/01/10	10,843
EUR	174,501	Citibank (New York) Time Deposit, 0.33%, due 12/01/10	226,511
USD	1,582,732	Citibank (New York) Time Deposit, 0.21%, due 12/01/10	1,582,732

		Total Time Deposits	2,087,641

		TOTAL SHORT-TERM INVESTMENTS (COST $2,087,641)	2,087,641

TOTAL INVESTMENTS — 99.0% (COST $363,797,885)	362,719,527

Other Assets and Liabilities (net) — 1.0%	3,605,929

TOTAL NET ASSETS — 100.0%	$366,325,456

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 369,618,176	$36,304,912	$(43,203,561)	$(6,898,649)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$—	$13,479,000	$2,200,000	$1,978	$—	$11,279,000

Totals	$—	$13,479,000	$2,200,000	$1,978	$—	$11,279,000

A summary of outstanding financial instruments at November 30, 2010 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement			Units of		Appreciation
Date	Counterparty	Deliver/Receive	Currency	Value	(Depreciation)
Buys †
12/17/10	Bank of New York Mellon	AUD	1,877,310	$1,795,845	$(93,423)
12/17/10	Barclays Bank PLC	CAD	7,365,579	7,172,824	(73,624)
12/17/10	The Royal Bank of Scotland PLC	CAD	7,365,579	7,172,824	(71,372)
12/17/10	Bank of America, N.A.	CHF	5,502,403	5,483,769	(284,130)
12/17/10	The Royal Bank of Scotland PLC	CHF	5,502,403	5,483,769	(284,015)
12/17/10	Barclays Bank PLC	DKK	2,226,349	387,719	(28,912)
12/17/10	Deutsche Bank AG	GBP	669,480	1,041,230	(38,820)
12/17/10	Morgan Stanley Capital Services Inc.	HKD	3,811,482	490,902	(961)
12/17/10	Brown Brothers Harriman & Co.	JPY	160,692,709	1,920,516	(58,995)
12/17/10	Brown Brothers Harriman & Co.	SEK	6,333,349	900,127	(48,002)
12/17/10	Bank of New York Mellon	SEK	8,167,074	1,160,745	(63,612)
12/17/10	Barclays Bank PLC	SEK	50,755,468	7,213,616	(402,522)
12/17/10	The Royal Bank of Scotland PLC	SGD	5,899,191	4,467,710	(114,079)

				$44,691,596	$(1,562,467)

Sales #
12/17/10	Bank of America, N.A.	AUD	852,112	$815,135	$22,033
12/17/10	JPMorgan Chase Bank, N.A.	AUD	1,025,198	980,710	26,348
12/17/10	State Street Bank and Trust Co.	CAD	5,071,718	4,938,993	115,339
12/17/10	Bank of America, N.A.	EUR	5,105,970	6,627,549	497,934
12/17/10	Bank of New York Mellon	CHF	3,854,332	3,841,279	156,119
12/17/10	Morgan Stanley Capital Services Inc.	DKK	2,226,349	387,719	28,688
12/17/10	Deutsche Bank AG	EUR	4,955,795	6,432,622	480,836
12/17/10	Brown Brothers Harriman & Co.	EUR	4,447,864	5,773,328	416,053
12/17/10	Deutsche Bank AG	GBP	669,480	1,041,231	22,265
12/17/10	Bank of New York Mellon	HKD	3,811,482	490,903	531
12/17/10	Bank of New York Mellon	JPY	65,501,775	782,843	23,749
12/17/10	JPMorgan Chase Bank, N.A.	JPY	503,167,901	6,013,602	183,238
12/17/10	State Street Bank and Trust Co.	SEK	17,549,563	2,494,230	126,555
12/17/10	Barclays Bank PLC	SEK	17,549,563	2,494,230	124,150
12/17/10	Bank of New York Mellon	SGD	6,838,412	5,179,022	80,134

				$48,293,396	$2,303,972

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
15	DAX	December 2010	$3,254,848	$191,611
72	FTSE 100	December 2010	6,221,611	(29,267)
44	FTSE/MIB	December 2010	5,462,336	(474,319)
33	MSCI Singapore	December 2010	1,851,910	20,396

			$16,790,705	$(291,579)

Sales
11	IBEX 35	December 2010	$1,317,953	$143,671
19	SPI 200	December 2010	2,088,831	51,093
90	S&P 500 E-Mini Index	December 2010	5,307,750	(324,733)

			$8,714,534	$(129,969)

As of November 30, 2010, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

* Non-income producing security.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, 45.72% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010 :

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Australia	$—	$2,604,243	$—	$2,604,243
Austria	—	227,579	—	227,579
Belgium	—	1,324,507	—	1,324,507
Canada	4,279,693	—	—	4,279,693
Denmark	—	565,925	—	565,925
France	—	22,237,256	—	22,237,256
Germany	—	9,842,401	—	9,842,401
Greece	—	506,868	—	506,868
Hong Kong	—	2,282,962	—	2,282,962
Ireland	—	1,358,481	—	1,358,481
Italy	—	14,428,046	—	14,428,046
Japan	—	40,843,810	—	40,843,810
Netherlands	—	4,020,550	—	4,020,550
Singapore	—	11,742,165	—	11,742,165
Spain	—	3,166,297	—	3,166,297
Sweden	—	5,538,211	—	5,538,211
Switzerland	—	3,526,669	—	3,526,669
United Kingdom	—	41,116,136	—	41,116,136
United States	177,578,912	—	—	177,578,912

TOTAL COMMON STOCKS	181,858,605	165,332,106	—	347,190,711

Mutual Funds
United States	11,279,000	—	—	11,279,000

TOTAL MUTUAL FUNDS	11,279,000	—	—	11,279,000

Preferred Stocks
Germany	—	2,162,175	—	2,162,175

TOTAL PREFERRED STOCKS	—	2,162,175	—	2,162,175

Short-Term Investments	2,087,641	—	—	2,087,641

Total Investments	195,225,246	167,494,281	—	362,719,527

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	2,303,972	—	2,303,972
Futures Contracts
Equity risk	—	406,771	—	406,771

Total Derivatives	—	2,710,743	—	2,710,743

Total	$195,225,246	$170,205,024	$—	$365,430,270

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(1,562,467)	$—	$(1,562,467)
Futures Contracts
Equity risk	(324,733)	(503,586)	—	(828,319)

Total Derivatives	(324,733)	(2,066,053)	—	(2,390,786)

Total	$(324,733)	$(2,066,053)	$—	$(2,390,786)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
The Fund held no investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2010, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to local closing prices, and supplied by a third party vendor based on that vendor’s proprietary models. As of November 30, 2010, futures contracts representing (0.1)% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified using Level 2 inputs in the table above. During the period ended November 30, 2010, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2010, the Fund held rights and warrants received as a result of a corporate action. The Fund held no rights or warrants at the end of the period.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$—	$—	$—	$406,771	$—	$406,771
Unrealized appreciation on forward currency contracts	—	2,303,972	—	—	—	2,303,972

Total	$—	$2,303,972	$—	$406,771	$—	$2,710,743

Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$(828,319)	$—	$(828,319)
Unrealized depreciation on forward currency contracts	—	(1,562,467)	—	—	—	(1,562,467)

Total	$—	$(1,562,467)	$—	$(828,319)	$—	$(2,390,786)

*	The Fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, and rights and warrants) outstanding at each month-end, was as follows for the period ended November 30, 2010:

	Forward
	Currency	Futures	Rights/
	Contracts	Contracts	Warrants
Average amount outstanding	$75,394,157	$28,954,611	6,636

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Domestic Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 7.1%

	Corporate Debt — 1.8%
9,312,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	9,800,880

	U.S. Government — 5.1%
28,613,000	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(a)	28,867,827

	U.S. Government Agency — 0.2%
534,537	Agency for International Development Floater (Support of Jamaica), 6 mo.
	U.S. Treasury Bill + 0.75%, 0.96%, due 03/30/19(b)	520,778
700,003	Agency for International Development Floater (Support of Zimbabwe), 3 mo.
	U.S. Treasury Bill x 115%, 0.17%, due 01/01/12(b)	694,282

	Total U.S. Government Agency	1,215,060

	TOTAL DEBT OBLIGATIONS (COST $39,475,364)	39,883,767

Shares	Description	Value ($)

	MUTUAL FUNDS — 93.0%

	Affiliated Issuers — 93.0%
45,578,624	GMO Short-Duration Collateral Fund	525,065,754
1,483	GMO Special Purpose Holding Fund(c)	771
2,741	GMO U.S. Treasury Fund	68,527

	TOTAL MUTUAL FUNDS (COST $546,647,513)	525,135,052

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
160,394	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	160,394

	TOTAL SHORT-TERM INVESTMENTS (COST $160,394)	160,394

	TOTAL INVESTMENTS — 100.1% (COST $586,283,271)	565,179,213

	Other Assets and Liabilities (net) — (0.1%)	(723,614)

	TOTAL NET ASSETS — 100.0%	$564,455,599

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 602,782,729	$502,034	$(38,105,550)	$(37,603,516)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Short-Duration Collateral Fund	$707,409,374	$—	$18,950,000	$7,050,533	$—	$196,722,100	$525,065,754
GMO Special Purpose Holding Fund	815	—	—	—	—	—	771
GMO U.S. Treasury Fund	34,032,551	7,485,976	41,450,000	29,965	3,340	—	68,527

Totals	$741,442,740	$7,485,976	$60,400,000	$7,080,498	$3,340	$196,722,100	$525,135,052

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through November 30, 2010. The actual tax characterization of distributions paid by the underlying funds will be determined through fiscal year ending February 28, 2011.
A summary of outstanding financial instruments at November 30, 2010 is as follows:
Swap Agreements
Credit Default Swaps

						Implied		Maximum Potential Amount of Future
Notional		Expiration		Receive	Annual	Credit	Deliverable	Payments by the Fund	Market
Amount		Date	Counterparty	(Pay)^	Premium	Spread (1)	on Default	Under the Contract (2)	Value
11,500,000	USD	3/20/2013	Barclays Bank PLC	(Pay)	0.61%	0.83%	Health Care Properties	NA	$42,821

								Premiums to (Pay) Receive	$—

^	Receive — Fund receives premium and sells credit protection.

(Pay) — Fund pays premium and buys credit protection.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of November 30, 2010, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
MTN — Medium Term Note
The rates shown on variable rate notes are the current interest rates at November 30, 2010, which are subject to change based on the terms of the security.
(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(c)	Underlying investment represents interests in defaulted claims.
Currency Abbreviations:
USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 2.14% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3. During the period ended November 30, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 9.1% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund and SDCF disclose the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and market data from pricing vendors) to value credit default swaps.

Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using a specified spread above the LIBOR Rate.

The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
Corporate Debt	$—	$9,800,880	$—	$9,800,880
U.S. Government	—	28,867,827	—	28,867,827
U.S. Government Agency	—	—	1,215,060	1,215,060

TOTAL DEBT OBLIGATIONS	—	38,668,707	1,215,060	39,883,767

Mutual Funds	525,134,281	771	—	525,135,052
Short-Term Investments	160,394	—	—	160,394

Total Investments	525,294,675	38,669,478	1,215,060	565,179,213

Derivatives*
Swap Agreements
Credit risk	—	42,821	—	42,821

Total	$525,294,675	$38,712,299	$1,215,060	$565,222,034

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 60.6% and (0.1)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
					Change in					Investments
	Balances as	Net	Accrued	Total	Unrealized				Balances as of	Held as of
	February	Purchases/	Discounts/	Realized	Appreciation	Transfers	Transfers out		of November 30,	November 30,
	28, 2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	into Level 3*	of Level 3*		2010	2010
Debt Obligations
U.S. Government Agency	$1,501,469	$(296,220)	$(92)	$(85)	$9,988	$—	$—		$1,215,060	$9,988
Preferred Stocks	720,000	(1,251,280)	—	(809,689)	1,340,969	—	—		—	—
Swap Agreements	343,760	35,465	—	(35,465)	(109,079)	—	(234,681)	**	—	—

Total	$2,565,229	$(1,512,035)	$(92)	$(845,239)	$1,241,878	$—	$(234,681)		$1,215,060	$9,988

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended November 30, 2010, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. In addition, holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans).
Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments); Credit and Counterparty Risk (risk of default of an issuer or guarantor of fixed income securities, a derivatives counterparty, or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by redeeming Fund shares in large amounts and/or on a frequent basis).
The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2010, the Fund used credit default swap agreements to provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on swap agreements	$—	$—	$42,821	$—	$—	$42,821

Total	$—	$—	$42,821	$—	$—	$42,821

The derivative financial instruments outstanding as of period end (as disclosed in the Notes to Schedules of Investments) and the amounts of realized and changes in unrealized gains and losses on derivative financial instruments during the period serve as indicators of the volume of derivative activity for the Fund during the period.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Countries Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 88.3%

	Argentina — 0.0%
4,494	Petrobras Energia SA ADR	89,296

	Brazil — 6.1%
18,202	Banco Bradesco ADR	365,132
104,000	Banco do Brasil SA	1,995,567
30,910	Banco Santander Brasil SA ADR 144A	403,376
45,400	BM&F BOVESPA SA	345,544
32,360	Brasil Telecom SA ADR *	664,674
5,950	Centrais Eletricas Brasileiras SA ADR	93,534
7,070	Centrais Eletricas Brasileiras SA Sponsored ADR	94,597
1,850	Cia de Saneamento Basico do Estado de Sao Paulo ADR	83,528
11,200	Cia de Saneamento de Minas Gerais-Copasa MG	178,981
2,800	Cia Paranaense de Energia Sponsored ADR	70,112
4,300	Companhia de Bebidas das Americas	499,067
4,430	Companhia de Bebidas das Americas ADR	600,885
20,809	Companhia Saneamento Basico Sao Paulo	461,060
21,000	Electrobras (Centro)	275,452
14,320	Empresa Brasileira de Aeronautica SA ADR	416,998
14,500	Gafisa SA	100,889
8,040	Gafisa SA ADR	115,454
21,700	Gerdau SA	188,448
30,360	Gerdau SA Sponsored ADR	352,783
65,920	Itau Unibanco Holding SA ADR	1,537,914
25,400	Lojas Renner SA	889,281
25,000	Natura Cosmeticos SA	671,877
54,400	OGX Petroleo e Gas Participacoes SA *	631,378
66,100	PDG Realty SA Empreendimentos e Participacoes	400,548
67,400	Petroleo Brasileiro SA (Petrobras) ADR	2,186,456
37,800	Redecard SA	492,727
3,670	Telecomunicacoes de Sao Paulo SA ADR	87,346
9,900	Usinas Siderurgicas de Minas Gerais SA	125,526
22,500	Vale SA	702,846
15,040	Vale SA Sponsored ADR	476,467

	Total Brazil	15,508,447

	Chile — 1.4%
13,300	Administradora de Fondos de Pensiones Provida SA	65,183
1,313,470	Banco de Chile	188,293
270	Banco de Chile ADR	22,993
402,610	Banco Santander Chile	35,539
4,230	Banco Santander Chile SA ADR	387,383
56,800	Cencosud SA	426,656
9,100	Cia Cervecerias Unidas SA	102,738
2,070	Compania Cervecerias Unidas ADR	116,396
2,350	Embotelladora Andina SA ADR Class A	58,162
1,060	Embotelladora Andina SA ADR Class B	32,129
284,100	Empresa Nacional de Electricidad SA	545,169
1,190	Empresa Nacional de Electricidad SA Sponsored ADR	68,199
30,610	Enersis SA Sponsored ADR	728,212
11,300	ENTEL Chile SA	190,169
8,500	Lan Airlines SA	259,056
2,480	Lan Airlines SA Sponsored ADR	76,310
11,100	SACI Falabella	105,931
1,550	Sociedad Quimica y Minera de Chile SA Sponsored ADR	78,616

	Total Chile	3,487,134

	China — 8.9%
94,000	AAC Acoustic Technologies Holdings Inc	258,077
17,930	Baidu, Inc. Sponsored ADR *	1,886,057
3,690,000	Bank of China Ltd Class H	1,960,268
202,000	Bank of Communications Co Ltd Class H	210,587
340,000	Belle International Holdings Ltd	623,151
508,000	Brilliance China Automotive Holdings Ltd *	466,643
712,000	Chaoda Modern Agriculture Holdings Ltd	574,278
514,000	China CITIC Bank Class H	358,658
354,000	China Communications Construction Co Ltd Class H	305,520
2,438,000	China Construction Bank Class H	2,200,818
660,000	China Minsheng Banking Corp Ltd	586,401
318,664	China Mobile Ltd	3,166,365
13,982	China Mobile Ltd Sponsored ADR	697,003
1,783,083	China Petroleum & Chemical Corp Class H	1,650,949
402,000	China Telecom Corp Ltd Class H	201,221
126,000	Citic Pacific Ltd	312,265
636,000	CNOOC Ltd	1,368,764
136,000	Cosco Pacific Ltd	213,850
326,000	Dongfeng Motor Group Co Ltd	618,319
60,000	Hengan International Group Co Ltd	549,614
172,000	Hopson Development Holdings Ltd *	172,195
2,652,000	Industrial and Commercial Bank of China Ltd Class H	2,055,409
44,000	Kingboard Chemical Holdings Ltd	227,838
136,000	Kingboard Laminates Holdings Ltd	132,201
26,000	Lee & Man Paper Manufacturing Ltd	20,448
56,000	Lianhua Supermarket Holdings Co Ltd	261,974
1,001,553	PetroChina Co Ltd Class H	1,230,833
82,000	Yanzhou Coal Mining Co Ltd Class H	225,940
118,000	Zhongsheng Group Holdings Ltd *	285,395

	Total China	22,821,041

	Czech Republic — 1.9%
62,160	CEZ AS	2,430,549
5,900	Komercni Banka AS	1,241,532
8,200	New World Resources NV Class A	87,688
4,045	Pegas Nonwovens SA	88,262
356	Philip Morris CR AS	185,085
28,300	Telefonica 02 Czech Republic AS	547,016
18,100	Unipetrol AS *	183,777

	Total Czech Republic	4,763,909

	Egypt — 1.7%
15,862	Alexandria Mineral Oils Co	128,090
204,340	Commercial International Bank	1,460,466
59,400	EFG-Hermes Holding SAE	342,926
6,308	Egyptian Co for Mobile Services	182,152
18,291	ElSwedy Electric Co *	169,039
12,900	Orascom Construction Industries	580,365
356,200	Orascom Telecom Holding SAE *	256,165
21,777	Oriental Weavers Co	127,749
108,527	Sidi Kerir Petrochemicals Co	267,342
116,691	South Valley Cement	107,636
240,400	Talaat Moustafa Group *	332,359
157,554	Telecom Egypt	469,578

	Total Egypt	4,423,867

	Hungary — 1.6%
1,920	Egis Gyogyszergyar Nyrt	168,631
147,240	Magyar Telekom Nyrt	371,351
13,190	MOL Hungarian Oil and Gas Nyrt *	1,134,974
65,960	OTP Bank Nyrt *	1,502,354
5,080	Richter Gedeon Nyrt	1,009,729

	Total Hungary	4,187,039

	India — 4.0%
14,696	Aurobindo Pharma Ltd	403,138
40,198	Bank of Baroda (a)	799,272
24,900	Bank of India	253,522
98,627	Bharti Airtel Ltd	763,230
21,070	Canara Bank Ltd	343,987
4,397	Grasim Industries Ltd (a)	227,245
21,037	Great Eastern Shipping Co Ltd (The)	169,287
7,900	HDFC Bank Ltd	393,599
32,300	Hindalco Industries Ltd	146,068
14,430	Hindustan Petroleum Corp Ltd	130,266
167,800	IFCI Ltd	222,830
53,700	Indian Oil Corp Ltd	406,447
7,550	Infosys Technologies Ltd	499,920
6,120	Infosys Technologies Ltd Sponsored ADR	404,838
32,824	Ipca Laboratories Ltd	227,215
6,900	Maruti Suzuki India Ltd (a)	216,544
45,400	Oil & Natural Gas Corp Ltd	1,231,877
7,700	Punjab National Bank Ltd (a)	219,807
46,700	Reliance Communications Ltd	133,459
78,710	Rural Electrification Corp Ltd 144A (a)	598,901
30,400	Sesa Goa Ltd	202,830
78,961	Shree Renuka Sugars Ltd	147,389
16,572	Shriram Transport Finance Co Ltd	296,127
77,400	Sintex Industries Ltd	345,980
7,100	State Bank of India	462,558
73,200	Sterlite Industries India Ltd	256,314
27,404	Tata Consultancy Services Ltd	644,747
800	Tata Motors Ltd 144A	21,664
24,701	Union Bank of India (a)	193,526

	Total India	10,362,587

	Indonesia — 1.6%
900,000	Adaro Energy Tbk PT	231,162
78,500	Astra International Tbk PT	450,449
392,000	Bank Mandiri Tbk PT	277,571
607,500	Bank Rakyat Tbk PT	705,020
1,305,500	Bumi Resources Tbk PT	382,032
214,500	Charoen Pokphand Indonesia Tbk PT	227,697
19,500	Gudang Garam Tbk PT	87,749
555,000	Indah Kiat Pulp and Paper Corp Tbk PT *	110,512
152,500	International Nickel Indonesia Tbk PT	75,404
658,500	Kalbe Farma Tbk PT	254,763
104,500	Semen Gresik Persero Tbk PT	106,345
105,500	Tambang Batubara Bukit Asam Tbk PT	218,180
629,000	Telekomunikasi Indonesia Tbk PT	555,928
165,000	United Tractors Tbk PT	419,598

	Total Indonesia	4,102,410

	Malaysia — 1.6%
226,700	AMMB Holdings Berhad	432,762
186,800	Axiata Group Berhad *	269,919
37,600	CIMB Group Holdings Berhad	100,086
171,400	Genting Berhad	546,254
453,900	Genting Malaysia Berhad	465,348
55,900	Kulim Malaysia Berhad	214,273
176,400	Landmarks Berhad	68,436
310,719	Lion Industries Corp Berhad *	176,486
121,800	Malayan Banking Berhad	326,978
164,200	Multi-Purpose Holdings Berhad	109,845
50,700	PPB Group Berhad	286,116
89,855	Public Bank Berhad	362,971
100,319	RHB Capital Berhad	251,346
839,900	Scomi Group Berhad *	95,258
120,000	Telekom Malaysia Berhad	130,263
114,700	Tenaga Nasional Berhad	307,598
505,300	Zelan Berhad *	80,408

	Total Malaysia	4,224,347

	Mexico — 1.0%
11,100	Alfa SA de CV Class A	101,802
12,220	America Movil SAB de CV Class L ADR	689,941
20,100	Corporacion GEO SA de CV Class B *	64,577
22,200	Embotelladoras Arca SAB de CV	95,134
4,040	Fomento Economico Mexicano Sponsored ADR	228,462
70,900	Grupo Televisa SA-Series CPO	329,725
46,100	Kimberly-Clark de Mexico SAB de CV (Series A)	282,667
417,900	Sare Holding SA de CV Class B *	125,526
41,510	Telefonos de Mexico SAB de CV Class L Sponsored ADR	664,160

	Total Mexico	2,581,994

	Morocco — 0.3%
5,270	Attijariwafa Bank	216,541
1,040	Banque Centrale Populaire	47,186
400	Credit Immobilier et Hotelier	15,746
22,619	Maroc Telecom	388,305
103	Societe Nationale De Siderurgie	21,820

	Total Morocco	689,598

	Peru — 0.1%
600	Compania de Minas Buenaventura SA ADR	30,384
8,200	Minsur SA	28,531
178	Sociedad Minera Cerro Verde SA	7,298
73,181	Volcan Compania Minera SA Class B	91,767

	Total Peru	157,980

	Philippines — 0.8%
261,200	Aboitiz Power Corp	194,082
524,700	Alliance Global Group Inc	134,844
300,600	Ayala Land Inc	105,810
306,500	Energy Development Corp	38,908
2,171,300	Lopez Holding Corp. *	221,478
2,111,600	Megaworld Corp	114,755
183,300	Metropolitan Bank & Trust Co	289,029

7,400	Philippine Long Distance Telephone Co	402,831
189,500	Robinsons Land Corp	68,893
63,200	Security Bank Corp	133,341
5,900	SM Investments Corp	64,952
196,100	Universal Robina Corp	163,322
1,761,900	Vista Land & Lifescapes Inc	119,092

	Total Philippines	2,051,337

	Poland — 1.6%
17,566	Asseco Poland SA	278,921
3,950	Bank Handlowy W Warszawie SA	114,126
2,310	Bank Pekao SA	135,513
13,670	Grupa Lotos SA *	137,703
36,770	KGHM Polska Miedz SA	1,587,786
9,860	Kopex SA *	53,194
46,560	Polski Koncern Naftowy Orlen SA *	648,608
42,130	Powszechna Kasa Oszczednosci Bank Polski SA	584,095
93,800	Telekomunikacja Polska SA	489,074

	Total Poland	4,029,020

	Russia — 13.1%
43,670	Aeroflot — Russian Airlines	110,815
19,500	Cherepovets MK Severstal GDR (Registered Shares)	275,930
31,510,110	Federal Hydrogenerating Co. *	1,653,903
415,744	Gazprom OAO Sponsored ADR	9,266,823
62,000	KamAZ *	141,275
101,480	Lukoil OAO ADR	5,615,419
34,300	Magnit OJSC Sponsored GDR (Registered Shares)	906,936
28,900	Magnitogorsk Iron & Steel Works Sponsored GDR (Registered Shares)	374,305
10,690	Mechel Sponsored ADR	251,001
162,300	MMC Norilsk Nickel JSC ADR	3,250,120
63,610	Mobile Telesystems Sponsored ADR	1,333,902
11,400	NovaTek OAO Sponsored GDR (Registered Shares)	1,074,294
23,720	Novolipetsk Steel Class S	88,674
8,300	Novolipetsk Steel GDR (Registered Shares)	309,176
37,266	OAO Tatneft Sponsored GDR (Registered Shares)	1,153,666
159,300	Rosneft OJSC GDR (Registered Shares)	1,054,076
860,140	Sberbank Class S	2,770,353
30,500	Sistema JSFC Sponsored GDR (Registered Shares)	791,715
155,400	Surgutneftegas Sponsored ADR	1,448,142
390,000	United Co RUSAL Plc *	492,563
17,500	Uralkali Sponsored GDR	472,500
14,130	VimpelCom Ltd Sponsored ADR	221,417
36,600	VTB Bank OJSC GDR (Registered Shares)	233,192
5,400	X5 Retail Group NV GDR (Registered Shares) *	204,982

	Total Russia	33,495,179

	South Africa — 3.1%
16,000	Absa Group Ltd	291,422
45,800	African Bank Investments Ltd	227,146
11,200	AngloGold Ashanti Ltd	522,595
64,267	Aveng Ltd	370,092
158,200	FirstRand Ltd	448,250
62,660	Growthpoint Properties Ltd	155,054
18,100	Imperial Holdings Ltd	312,641
2,600	Kumba Iron Ore Ltd	145,754
8,800	Massmart Holdings Ltd	173,779
38,400	MTN Group Ltd	656,071
25,700	Murray & Roberts Holdings Ltd	139,602

14,600	Reunert Ltd	129,027
68,600	Sanlam Ltd	251,432
15,300	Sasol Ltd	681,103
47,800	Shoprite Holdings Ltd	650,537
23,400	Standard Bank Group Ltd	337,194
206,268	Steinhoff International Holdings Ltd *	626,537
76,900	Telkom South Africa Ltd	380,681
15,224	Tiger Brands Ltd	398,233
13,700	Truworths International Ltd	139,035
31,181	Wilson Bayly Holmes-Ovcon Ltd	583,034
86,300	Woolworths Holdings Ltd	321,556

	Total South Africa	7,940,775

	South Korea — 20.3%
224	Amorepacific Corp	209,749
35,079	Busan Bank	414,235
6,861	Cheil Industries Inc	629,679
24,662	Daegu Bank	307,371
6,453	Daelim Industrial Co Ltd	603,390
7,940	Daewoo Securities Co Ltd	158,607
16,339	Daewoo Shipbuilding & Marine Engineering Co Ltd	418,149
6,344	Dongbu Insurance Co Ltd	208,935
1,827	Doosan Corp	221,094
7,330	Doosan Infracore Co Ltd *	157,841
3,222	GS Engineering & Construction Corp	277,729
12,412	GS Holdings Corp	672,637
40,768	Hana Financial Group Inc	1,335,660
21,003	Hanwha Chemical Corp	574,055
14,835	Hanwha Corp	567,172
3,369	Honam Petrochemical Corp	706,532
83,263	Hynix Semiconductor Inc *	1,685,552
4,763	Hyosung Corp	436,886
3,982	Hyundai Engineering & Construction	216,929
14,166	Hyundai Heavy Industries Co Ltd	4,533,616
6,428	Hyundai Mipo Dockyard	963,444
11,821	Hyundai Mobis	2,801,280
17,228	Hyundai Motor Co	2,560,469
5,488	Hyundai Steel Co	520,051
36,047	Industrial Bank of Korea	503,260
9,153	INTOPS Co Ltd	158,958
43,308	Kangwon Land Inc	972,466
51,690	KB Financial Group Inc	2,417,420
942	KCC Corp	272,006
24,049	Kia Motors Corp	1,014,101
37,490	Korea Exchange Bank	361,804
7,760	Korea Investment Holdings Co Ltd	230,885
2,097	Korea Zinc Co Ltd	502,964
11,529	KT Corp	460,007
27,651	KT&G Corp	1,494,647
4,082	LG Chem Ltd	1,364,279
14,948	LG Corp	1,052,649
26,307	LG Display Co Ltd	896,607
3,764	LG Electronics Inc	334,153
33,988	LG Telecom Ltd	208,360
1,812	Lotte Shopping Co Ltd	739,694
762	NCSoft Corp	162,825
244	O Media Holdings Co Ltd *	7,334
2,689	OCI Company Ltd.	703,155
6,696	POSCO	2,629,489

47,580	Samho International Co Ltd *	143,823
5,892	Samsung C&T Corp	389,943
1,136	Samsung Engineering Co Ltd	181,525
26,253	Samsung Heavy Industries Co Ltd	750,895
9,173	Samsung Electronics Co Ltd	6,528,011
45,380	Shinhan Financial Group Co Ltd	1,747,264
950	Shinsegae Co Ltd	464,459
6,517	SK Energy Co Ltd	928,850
2,625	SK Telecom Co Ltd	387,348
38,729	SK Telecom Co Ltd ADR	696,347
10,738	SK Holdings Co Ltd	1,174,895
13,937	STX Pan Ocean Co Ltd	144,648
69,159	Woori Finance Holdings Co Ltd	851,348

	Total South Korea	52,057,481

	Sri Lanka — 0.1%
90,310	Hatton National Bank Plc	322,879

	Taiwan — 8.5%
292,983	Advanced Semiconductor Engineering Inc	300,772
90,800	Asustek Computer Inc	783,787
507,000	China Petrochemical Development Corp. *	504,866
467,307	China Steel Corp	480,220
1,000,136	Chinatrust Financial Holding Co Ltd	600,687
618,003	Chunghwa Telecom Co Ltd	1,497,412
686,589	Compal Electronics Inc	852,329
167,000	Delta Electronics Inc	741,510
164,000	Far Eastone Telecommunications Co Ltd	231,248
479,500	First Financial Holding Co Ltd	320,493
192,000	Formosa Chemicals & Fibre Co	568,440
221,000	Formosa Plastics Corp	657,100
287,674	Hon Hai Precision Industry Co Ltd	1,021,976
92,031	HTC Corp	2,545,601
11,000	Largan Precision Co Ltd	243,607
185,028	Lite-On Technology Corp	239,726
18,000	MediaTek Inc	230,289
1,004,000	Mega Financial Holding Co Ltd	666,179
541,289	Nan Ya Plastics Corp	1,204,787
86,793	Novatek Microelectronics Corp Ltd	275,619
196,962	Pegatron Corp *	269,280
372,641	Pou Chen Corp	342,389
111,000	Powertech Technology Inc	350,825
830,200	ProMOS Technologies Inc *	58,417
462,715	Quanta Computer Inc	908,120
844,545	Taishin Financial Holding Co Ltd *	368,973
1,798,606	Taiwan Semiconductor Manufacturing Co Ltd	3,727,038
799,000	United Microelectronics Corp	391,504
358,839	Wistron Corp	726,232
296,800	WPG Holdings Co Ltd	550,991

	Total Taiwan	21,660,417

	Thailand — 5.4%
362,690	Advanced Info Service Pcl (Foreign Registered) (a)	1,084,437
1,136,340	Asian Property Development Pcl (Foreign Registered) (a)	244,047
13,000	Bangkok Bank Pcl (Foreign Registered) (a)	61,853
166,250	Bangkok Bank Pcl NVDR	791,001
293,300	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	371,434
228,000	Bank of Ayudhya Pcl (Foreign Registered) (a)	170,271
12,000	Banpu Pcl (Foreign Registered) (a)	299,656

694,000	Charoen Pokphand Foods Pcl (Foreign Registered) (a)	573,448
568,000	CP ALL Pcl (Foreign Registered) (a)	770,342
140,000	Electricity Generating Pcl (Foreign Registered) (a)	434,843
2,073,950	IRPC Pcl (Foreign Registered) (a)	316,664
200,010	Kasikornbank Pcl (Foreign Registered) (a)	799,410
171,770	Kasikornbank Pcl NVDR	678,028
1,017,000	Krung Thai Bank Pcl (Foreign Registered) (a)	544,866
682,000	LPN Development Pcl (Foreign Registered) (a)	224,621
175,000	PTT Aromatics & Refining Pcl (Foreign Registered) (a)	219,636
65,000	PTT Chemical Pcl (Foreign Registered) (a)	329,044
123,000	PTT Exploration & Production Pcl (Foreign Registered) (a)	678,432
195,722	PTT Pcl (Foreign Registered) (a)	1,998,025
69,039	Siam Cement Pcl (Foreign Registered) (a)	816,286
24,000	Siam Cement Pcl NVDR	263,157
306,150	Siam Commercial Bank Pcl (Foreign Registered) (a)	1,046,853
183,000	Thai Airways International Pcl (Foreign Registered) (a)	332,020
200,770	Thai Oil Pcl (Foreign Registered) (a)	446,131
289,000	Thoresen Thai Agencies Pcl (Foreign Registered) (a)	194,766
159,000	Total Access Communication Pcl NVDR	225,740

	Total Thailand	13,915,011

	Turkey — 5.2%
188,783	Akbank TAS	1,070,347
14,040	Anadolu Efes Biracilik ve Malt Sanayii AS	194,877
40,100	Arcelik AS	208,466
81,400	Asya Katilim Bankasi AS	169,571
43,534	Enka Insaat ve Sanayi AS	157,687
127,500	Eregli Demir ve Celik Fabrikalari TAS *	428,608
48,450	Ford Otomotiv Sanayi AS	419,830
123,323	Haci Omer Sabanci Holding AS	609,290
263,200	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class A *	177,269
261,070	KOC Holding AS	1,228,720
30,084	Tupras-Turkiye Petrol Rafineriler AS	731,305
105,371	Turk Hava Yollari Anonim Ortakligi *	384,607
138,044	Turk Sise ve Cam Fabrikalari AS *	236,393
269,280	Turk Telekomunikasyon AS	1,126,014
159,987	Turkcell Iletisim Hizmet AS	1,091,470
388,590	Turkiye Garanti Bankasi	2,159,590
300,950	Turkiye IS Bankasi Class C	1,167,525
75,914	Turkiye Sinai Kalkinma Bankasi AS	125,084
85,970	Turkiye Vakiflar Bankasi TAO Class D	239,323
74,160	Turkiye Halk Bankasi AS	696,005
199,400	Yapi ve Kredi Bankasi AS *	692,983

	Total Turkey	13,314,964

	TOTAL COMMON STOCKS (COST $195,366,406)	226,186,712

	PREFERRED STOCKS — 7.9%

	Brazil — 5.8%
39,100	AES Tiete SA 9.97%	536,126
105,108	Banco Bradesco SA 0.50%	2,057,900
27,900	Banco do Estado do Rio Grande do Sul SA Class B 1.32%	317,142
7,200	Bradespar SA 0.08%	178,047
37,700	Centrais Eletricas Brasileiras SA Class B 6.93%	578,275
38,585	Cia Energetica de Minas Gerais 2.37%	641,358
2,939	Companhia de Bebidas das Americas 7.95%	395,101
9,800	Companhia de Transmissao de Energia Eletrica Paulista 1.77%	302,928
14,900	Companhia Paranaense de Energia Class B 0.17%	369,328

12,600	Eletropaulo Metropolitana SA 6.10%	227,661
21,100	Gerdau Metalurgica SA 3.46%	286,116
105,752	Itausa-Investimentos Itau SA 0.42%	799,339
10,924	Petroleo Brasileiro SA (Petrobras) 0.50%	156,667
110,790	Petroleo Brasileiro SA Sponsored ADR 0.53%	3,243,931
31,200	Tele Norte Leste Participacoes ADR 11.50%	439,608
500	Tele Norte Leste Participacoes SA 12.74%	6,969
5,500	Telecomunicacoes de Sao Paulo SA 1.97	128,663
69,500	Usinas Siderrurgicas de Minas Gerais SA Class A 3.42%	757,990
21,056	Vale SA Preference A 1.99%	589,460
102,970	Vale SA Preference A Sponsored ADR 1.90%	2,923,318

	Total Brazil	14,935,927

	Chile — 0.1%
12,300	Embotelladora Andina SA A Shares 1.78%	51,497
41,900	Embotelladora Andina SA B Shares 1.60%	210,597

	Total Chile	262,094

	Russia — 0.9%
2,384,190	Surgutneftegaz Class S 7.04%	1,089,246
900	Transneft 0.63%	1,176,574

	Total Russia	2,265,820

	South Korea — 1.1%
4,185	Hyundai Motor Co 1.85%	236,213
4,853	Samsung Electronics Co Ltd (Non Voting) 2.16%	2,418,164

	Total South Korea	2,654,377

	TOTAL PREFERRED STOCKS (COST $18,672,232)	20,118,218

	INVESTMENT FUNDS — 1.8%

	United States — 1.8%
12,633	iShares MSCI Emerging Markets Index Fund (b)	565,579
89,844	Vanguard Emerging Markets ETF (c)	4,091,496

	Total United States	4,657,075

	TOTAL INVESTMENT FUNDS (COST $4,678,057)	4,657,075

	RIGHTS AND WARRANTS — 0.0%

	China — 0.0%
103,410	Industrial & Commercial Bank of China Ltd Rights Class H, Expires 12/16/10*	33,959
7,000	Kingboard Chemical Holdings Ltd Warrants, Expires 10/31/12*	4,264

	Total China	38,223

	TOTAL RIGHTS AND WARRANTS (COST $33,140)	38,223

	MUTUAL FUNDS — 0.4%

	United States — 0.4%

	Affiliated Issuers
44,008	GMO U.S. Treasury Fund	1,100,193

	TOTAL MUTUAL FUNDS (COST $1,100,193)	1,100,193

Par Value	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.8%

	Time Deposits — 1.8%
USD 163,153	Bank of America (Charlotte) Time Deposit, 0.21%, due 12/01/10	163,153
ZAR 477	Brown Brothers Harriman (Grand Cayman) Time Deposit, 5.50%, due 12/01/10	76
HKD 1,219,597	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/10	157,069
USD 2,100,000	Citibank (New York) Time Deposit, 0.21%, due 12/01/10	2,100,000
USD 2,100,000	HSBC Bank (New York) Time Deposit, 0.21%, due 12/01/10	2,100,000

	Total Time Deposits	4,520,298

	TOTAL SHORT-TERM INVESTMENTS (COST $4,520,298)	4,520,298

	TOTAL INVESTMENTS — 100.2% (COST $224,370,326)	256,620,719

	Other Assets and Liabilities (net) — (0.2%)	(466,399)

	TOTAL NET ASSETS — 100.0%	$256,154,320

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 229,272,515	$ 34,490,087	$ (7,141,883)	$ 27,348,204
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$1,299,863	$9,100,671	$9,300,340	$96	$73	$1,100,193

Totals	$1,299,863	$9,100,671	$9,300,340	$96	$73	$1,100,193

Notes to Schedule of Investments:

144A —	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR —	American Depositary Receipt

ETF —	Exchange-Traded Fund

GDR —	Global Depository Receipt

MSCI —	Morgan Stanley Capital International

NVDR —	Non-Voting Depository Receipt

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust .

(b)	Represents an investment to equitize cash in the iShares® MSCI Emerging Markets Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Emerging Markets Index Fund invests in global emerging markets and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. iShares® is a registered trademark of BlackRock. Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Emerging Markets Index Fund.

(c)	Represents an investment to equitize cash. The Vanguard Emerging Markets ETF is a separate investment portfolio of Vanguard, Inc., a registered investment company. The Vanguard Emerging Markets ETF invests substantially all (normally about 95%) of its assets in the common stocks included in the MSCI Emerging Market Index, while complying a form of sampling to reduce risk.

Currency Abbreviations:

HKD —	Hong Kong Dollar

USD —	United States Dollar

ZAR —	South African Rand

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 5.5% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices and adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, 64.7% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: Certain of the Fund’s securities in Thailand and India were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations. The Fund valued certain equity securities based on the value of underlying securities or an underlying index to which the securities are linked.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Argentina	$89,296	$—	$—	$89,296
Brazil	15,508,447	—	—	15,508,447
Chile	3,487,134	—	—	3,487,134
China	2,583,060	20,237,981	—	22,821,041
Czech Republic	—	4,763,909	—	4,763,909
Egypt	—	4,423,867	—	4,423,867
Hungary	—	4,187,039	—	4,187,039
India	404,838	8,301,355	1,656,394	10,362,587
Indonesia	—	4,102,410	—	4,102,410
Malaysia	—	4,224,347	—	4,224,347
Mexico	2,581,994	—	—	2,581,994
Morocco	—	689,598	—	689,598
Peru	157,980	—	—	157,980
Philippines	—	2,051,337	—	2,051,337
Poland	—	4,029,020	—	4,029,020
Russia	21,386,824	12,108,355	—	33,495,179
South Africa	—	7,940,775	—	7,940,775
South Korea	703,681	51,353,800	—	52,057,481
Sri Lanka	—	322,879	—	322,879
Taiwan	—	21,660,417	—	21,660,417
Thailand	—	1,957,926	11,957,085	13,915,011
Turkey	—	13,314,964	—	13,314,964

TOTAL COMMON STOCKS	46,903,254	165,669,979	13,613,479	226,186,712

Preferred Stocks
Brazil	14,935,927	—	—	14,935,927
Chile	262,094	—	—	262,094
Russia	—	2,265,820	—	2,265,820
South Korea	—	2,654,377	—	2,654,377

TOTAL PREFERRED STOCKS	15,198,021	4,920,197	—	20,118,218

Investment Funds
United States	4,657,075	—	—	4,657,075

TOTAL INVESTMENT FUNDS	4,657,075	—	—	4,657,075

Rights and Warrants
China	—	38,223	—	38,223

TOTAL RIGHTS AND WARRANTS	—	38,223	—	38,223

Mutual Funds
United States	1,100,193	—	—	1,100,193

TOTAL MUTUAL FUNDS	1,100,193	—	—	1,100,193

Short-Term Investments	4,520,298	—	—	4,520,298

Total Investments	72,378,841	170,628,399	13,613,479	256,620,719

Total	$72,378,841	$170,628,399	$13,613,479	$256,620,719

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 5.3% of total net assets.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

											Net Change in
											Unrealized
											Appreciation
											(Depreciation) from
					Change in						Investments
	Balances as of		Accrued		Unrealized					Balances as of	Still Held as
	February 28,	Net Purchases/	Discounts/	Total Realized	Appreciation	Transfer into		Transfer out of		November 30,	of November 30,
	2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	level 3 *		level 3 *		2010	2010
Common Stocks
India	$—	$318,872	$—	$419,188	$88,311	$830,023	**	$—		$1,656,394	$88,311
South Korea	—	33,894	—	19,844	5,181	—		(58,919)	**	—	—
Thailand	10,959,643	(2,942,666)	—	2,414,940	3,257,354	—		(1,732,186)	**	11,957,085	2,932,177

Total	$10,959,643	$(2,589,900)	$—	$2,853,972	$3,350,846	$830,023		$(1,791,105)		$13,613,479	$3,020,488

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing            companies, theirindustries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does nottake temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind. These risks are particularly pronounced for the Fund because it typically makes equity investments in companies tied economically to emerging countries and may make investments in companies with smaller market capitalizations. In addition, the Fund may buy securities that are less liquid than those in its benchmark.
• Market Disruption and Geopolitical Risk — Geopolitical events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Smaller Company Risk — The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.
Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Focused Investment Risk (increased risk from the Fund’s focus on investments in a limited number of countries and geographic regions); Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Fund of Funds Risk (risk that the underlying funds (including exchange-traded funds (ETFs)) in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to local closing prices, and supplied by a third party vendor based on that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts.

To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss in the Statement of Operations. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2010, the Fund held rights and warrants to enhance potential gain as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$38,223	$—	$38,223

Total	$—	$—	$—	$38,223	$—	$38,223

The volume of derivative activity, based on absolute values (rights and warrants) outstanding at each month-end, was as follows for the period ended November 30, 2010.

Right/
Warrants
Average amount outstanding	$14,001

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Country Debt Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 94.3%

		Albania — 0.2%

		Foreign Government Obligations
USD	9,639,573	Republic of Albania Par Bond, Zero Coupon, due 08/31/25(a)	4,048,621

		Argentina — 12.2%

		Foreign Government Obligations — 11.0%
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, 4.00%, due 05/15/35	4,027,500
USD	99,117	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	85,984
USD	9,477,366	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	8,221,615
USD	1,087,895	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	783,284
EUR	34,734,740	Republic of Argentina Discount Bond, 7.82%, due 12/31/33	32,462,964
DEM	3,830,000	Republic of Argentina Discount Bond, Series DM, 6 mo. DEM LIBOR + .81%, 0.00%, due 03/31/23(b)	1,398,048
EUR	287,220,524	Republic of Argentina GDP Linked, 2.84%, due 12/15/35(c)	41,383,771
USD	2,486,532	Republic of Argentina GDP Linked, 3.17%, due 12/15/35(c)	314,546
ARS	28,000,000	Republic of Argentina GDP Linked, 3.72%, due 12/15/35(c)(d)	712,330
USD	97,831,990	Republic of Argentina GDP Linked, Zero Coupon, due 12/15/35	12,326,831
ARS	28,000,000	Republic of Argentina Global Par Bond, Step Up, 0.63%, due 12/31/38(d)	3,942,724
USD	21,000,000	Republic of Argentina Par Bond, Step Up, 2.50%, due 12/31/38	8,421,000
EUR	210,000,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	99,495,578

			213,576,175

		Judgments — 1.2%
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, 6 mo. LIBOR + .81%, 1.44%, due 03/31/23(b)(d)(e)	14,960,000
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Step Up, 6.00%, due 03/31/23(b)(d)(e)	8,287,500

			23,247,500

		Total Argentina	236,823,675

		Aruba — 0.3%

		Foreign Government Obligations
USD	5,000,000	Government of Aruba, 6.19%, due 10/30/12	5,150,000

		Bahamas — 0.1%

		Foreign Government Obligations
USD	2,500,000	Commonwealth of Bahamas, Reg S, 6.95%, due 11/20/29	2,625,000

		Barbados — 0.3%

		Foreign Government Obligations
USD	4,800,000	Government of Barbados, 144A, 7.00%, due 08/04/22	4,896,000

		Belize — 0.6%

		Foreign Government Obligations
USD	12,925,000	Government of Belize, Reg S, Step Up, 6.00%, due 02/20/29	11,374,000

		Bosnia & Herzegovina — 0.5%

		Foreign Government Obligations
DEM	19,942,760	Bosnia & Herzegovina, Series A, 6 mo. DEM LIBOR + .81%, 1.77%, due 12/11/17	10,026,017

		Brazil — 4.2%

		Corporate Debt — 0.5%
USD	9,000,000	Petrobras International Finance Co., 6.88%, due 01/20/40	9,697,500

		Foreign Government Agency — 0.5%
USD	9,000,000	Banco Nacional de Desenvolvimento Economico e Social, Reg S, 5.50%, due 07/12/20	9,551,250

		Foreign Government Obligations — 3.2%
USD	197,732	Brazilian Government International Exit Bonds, Odd Lot, 6.00%, due 09/15/13	192,788
USD	5,050,237	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	5,151,242
USD	42,000,000	Republic of Brazil, 8.25%, due 01/20/34(f)	57,750,000

			63,094,030

		Total Brazil	82,342,780

		Chile — 0.1%

		Foreign Government Agency
USD	1,700,000	Empresa Nacional del Petroleo, 144A, 5.25%, due 08/10/20	1,719,550

		Colombia — 1.4%

		Foreign Government Agency — 0.5%
USD	8,000,000	Ecopetrol SA, 7.63%, due 07/23/19	9,560,000

		Foreign Government Obligations — 0.9%
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	9,720,000
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28	6,878,000

			16,598,000

		Total Colombia	26,158,000

		Congo Republic (Brazzaville) — 3.5%

		Foreign Government Obligations
USD	107,015,600	Republic of Congo, Series US, Step Up, 144A, 3.00%, due 06/30/29	66,617,211
USD	1,425,000	Republic of Congo, Series INTL, Step Up, 3.00%, due 06/30/29	887,063

		Total Congo Republic (Brazzaville)	67,504,274

		Dominican Republic — 3.5%

		Asset-Backed Securities — 1.2%
USD	25,366,175	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24	22,956,388
USD	1,123,889	Autopistas Del Nordeste Ltd., 144A, 9.39%, due 04/15/24	1,017,120

			23,973,508

		Foreign Government Obligations — 2.3%
USD	8,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	9,280,000
USD	42,557,000	Dominican Republic Discount Bond, 6 mo. LIBOR + .81%, 1.31%, due 08/30/24	35,322,310

			44,602,310

		Total Dominican Republic	68,575,818

		Ecuador — 0.2%

		Foreign Government Obligations
USD	13,587,000	Republic of Ecuador, Step Up, Reg S, 10.00%, due 08/15/30(b)	3,396,750

USD	1,769,187	Republic of Ecuador PDI (Global Bearer Capitalization Bond), PIK, 6 mo. LIBOR + .81%, 1.38%, due 02/27/15(d)	336,145

		Total Ecuador	3,732,895

		Egypt — 0.2%

		Corporate Debt — 0.0%
USD	606,392	Petroleum Export Ltd., Reg S, 5.27%, due 06/15/11	607,908

		Foreign Government Agency — 0.2%
USD	3,000,000	African Export-Import Bank, 8.75%, due 11/13/14	3,360,000

		Total Egypt	3,967,908

		El Salvador — 0.5%

		Foreign Government Obligations
USD	9,000,000	Republic of El Salvador, Reg S, 7.65%, due 06/15/35	9,675,000

		Gabon — 0.4%

		Foreign Government Obligations
USD	7,000,000	Gabonese Republic, Reg S, 8.20%, due 12/12/17	8,207,500

		Grenada — 0.1%

		Foreign Government Obligations
USD	4,350,000	Republic of Grenada, Reg S, Step Up, 2.50%, due 09/15/25	2,262,000

		Indonesia — 2.5%

		Foreign Government Agency
USD	31,000,000	Majapahit Holding BV, 144A, 7.88%, due 06/29/37	36,425,000
USD	10,600,000	Majapahit Holding BV, 144A, 7.75%, due 01/20/20	12,561,000

		Total Indonesia	48,986,000

		Iraq — 0.7%

		Foreign Government Obligations
USD	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	13,200,000

		Ivory Coast — 1.9%

		Foreign Government Agency
USD	65,439,000	Ivory Coast Government International Bond, Reg S, Step Up, 2.50%, due 12/31/32	37,791,023

		Lithuania — 0.3%

		Foreign Government Obligations
USD	1,000,000	Republic of Lithuania, 144A, 5.13%, due 09/14/17	978,830
USD	4,000,000	Republic of Lithuania, Reg S, 7.38%, due 02/11/20	4,440,000

		Total Lithuania	5,418,830

		Malaysia — 0.7%

		Asset-Backed Securities
MYR	50,000,000	Transshipment Megahub Berhad, Series F, 6.70%, due 11/02/12	14,364,641

		Mexico — 8.4%

		Foreign Government Agency — 4.6%
EUR	30,000,000	Pemex Project Funding Master Trust, Reg S, 6.38%, due 08/05/16	42,933,023

EUR	26,500,000	Pemex Project Funding Master Trust, Reg S, 5.50%, due 02/24/25	33,796,370
GBP	7,689,000	Pemex Project Funding Master Trust, EMTN, 7.50%, due 12/18/13	13,185,735

			89,915,128

		Foreign Government Obligations — 3.8%
USD	25,000,000	United Mexican States, 5.75%, due 10/12/10	22,687,500
GBP	29,994,000	United Mexican States, GMTN, 6.75%, due 02/06/24	50,269,847

			72,957,347

		Total Mexico	162,872,475

		Nicaragua — 0.1%

		Foreign Government Obligations
USD	2,463,198	Republic of Nicaragua BPI, Series E, 5.00%, due 02/01/11	2,389,302

		Pakistan — 0.8%

		Foreign Government Obligations
USD	20,000,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	15,600,000

		Peru — 2.1%

		Foreign Government Obligations

USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25	6,226,000
USD	25,000,000	Peru Par Bond, Series 30 Yr., Step Up, 3.00%, due 03/07/27	21,750,000
USD	1,539,783	Peru Trust, Series 1998 I-P, Zero Coupon, due 03/10/16(b)(d)(g)	1,009,084
USD	4,625,077	Peru Trust, Series 97-I-P, Class A3, Zero Coupon, due 12/31/15(b)(d)(g)	3,031,008
USD	1,640,372	Peru Trust II, Series 98-A LB, Zero Coupon, due 02/28/16(b)(d)(g)	1,075,005
USD	8,000,000	Republic of Peru, Series 30 Yr., 5.63%, due 11/18/50	7,640,000

		Total Peru	40,731,097

		Philippines — 7.4%

		Foreign Government Agency — 4.8%
USD	55,450,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	74,580,250
USD	8,500,000	National Power Corp., Global Bond, 8.40%, due 12/15/16	10,582,500
USD	6,296,000	Power Sector Assets & Liabilities Management Corp., 144A, 7.39%, due 12/02/24	7,633,900

			92,796,650

		Foreign Government Obligations — 2.6%
USD	35,651,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	45,633,280
USD	5,000,000	Republic of Philippines, 6.50%, due 01/20/20	5,875,000

			51,508,280

		Total Philippines	144,304,930

		Qatar — 0.4%

		Foreign Government Agency
USD	4,000,000	Qatari Diar Finance QSC, 144A, 5.00%, due 07/21/20	4,068,000
USD	3,500,000	Qtel International Finance Ltd., Reg S, 7.88%, due 06/10/19	4,182,500

		Total Qatar	8,250,500

		Russia — 7.0%

		Corporate Debt — 6.2%
USD	61,200,000	Gaz Capital SA, Reg S, 9.25%, due 04/23/19	74,740,500
USD	2,753,590	Gazprom International SA, Reg S, 7.20%, due 02/01/20	2,894,712
USD	8,000,000	Sberbank Capital SA, EMTN, 6.48%, due 05/15/13	8,483,200

USD	14,900,000	Transcapital Ltd. (Transneft), Reg S, 8.70%, due 08/07/18	18,252,500
USD	7,600,000	VTB Capital SA, 144A, 6.55%, due 10/13/20	7,372,000
USD	9,000,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	9,157,500

			120,900,412

		Foreign Government Agency — 0.8%
USD	15,000,000	RSHB Capital SA, Reg S, 6.30%, due 05/15/17	15,040,500

		Total Russia	135,940,912

		Senegal — 0.3%

		Foreign Government Obligations
USD	5,000,000	Republic of Senegal, 8.75%, due 12/22/14	5,075,000

		Serbia — 0.7%

		Foreign Government Obligations
USD	13,968,292	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	13,688,926

		South Africa — 0.9%

		Foreign Government Agency — 0.2%
ZAR	163,000,000	Eskom Holdings Ltd., Zero Coupon, due 12/31/32	1,840,106
ZAR	20,000,000	Transnet Ltd., 13.50%, due 04/18/28	3,290,684

			5,130,790

		Foreign Government Obligations — 0.7%
USD	3,500,000	Republic of South Africa, 5.88%, due 05/30/22	3,863,125
USD	8,500,000	South Africa Government International Bond, 5.50%, due 03/09/20	9,243,750

			13,106,875

		Total South Africa	18,237,665

		South Korea — 1.2%

		Foreign Government Agency — 0.9%
USD	8,000,000	Export-Import Bank of Korea, 5.13%, due 06/29/20	8,193,600
USD	4,000,000	Korea Gas Corp., Reg S, 6.00%, due 07/15/14	4,408,088
USD	4,000,000	Korea Southern Power Co., Reg S, 5.38%, due 04/18/13	4,276,400

			16,878,088

		Foreign Government Obligations — 0.3%
USD	5,000,000	Republic of Korea, 5.75%, due 04/16/14	5,506,662

		Total South Korea	22,384,750

		Sri Lanka — 1.0%

		Foreign Government Obligations
USD	17,000,000	Republic of Sri Lanka, Reg S, 8.25%, due 10/24/12	18,360,000
USD	1,000,000	Republic of Sri Lanka, Reg S, 7.40%, due 01/22/15	1,107,500

		Total Sri Lanka	19,467,500

		Trinidad And Tobago — 0.7%

		Foreign Government Agency
USD	9,500,000	Petroleum Company of Trinidad and Tobago Ltd., 144A, 9.75%, due 08/14/19	11,542,500
USD	1,000,000	Petroleum Company of Trinidad and Tobago Ltd., Reg. S, 9.75%, due 08/14/19	1,215,000

USD	1,437,500	Petroleum Company of Trinidad and Tobago Ltd., Reg. S, 6.00%, due 05/08/22	1,444,688

		Total Trinidad And Tobago	14,202,188

		Tunisia — 0.2%

		Foreign Government Agency
JPY	360,000,000	Banque Centrale De Tunisie, Series 6BR, 4.35%, due 08/15/17	4,645,716

		Turkey — 2.4%

		Foreign Government Obligations
USD	41,000,000	Republic of Turkey, 6.75%, due 05/30/40(f)	46,227,500

		Ukraine — 0.4%

		Foreign Government Agency
USD	7,000,000	Credit Suisse First Boston, the EXIM of Ukraine, 6.80%, due 10/04/12	6,860,000

		United States — 17.2%

		Asset-Backed Securities — 2.9%
USD	3,671,183	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.73%, due 05/15/24	1,945,727
USD	181,113	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.59%, due 10/25/34	115,912
USD	1,373,405	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.69%, due 10/25/30	837,777
USD	20,460,056	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, 1 mo. LIBOR + .24%, 0.49%, due 12/15/35	7,519,070
USD	14,398,155	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, 1 mo. LIBOR + .24%, 0.49%, due 12/15/35	5,003,359
USD	9,458,493	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XL, 1 mo. LIBOR + .20%, 0.45%, due 05/15/36	4,350,907
USD	4,340,379	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FF10, Class A6M, 1 mo. LIBOR + .35%, 0.60%, due 11/25/35	1,177,979
USD	2,483,023	GSAMP Trust, Series 05-HE6, Class A2B, 1 mo. LIBOR + .19%, 0.44%, due 11/25/35	2,347,449
USD	9,250,000	Home Equity Asset Trust, Series 07-1, Class 2A4, 1 mo. LIBOR + .23%, 0.48%, due 05/25/37	416,250
USD	8,874,536	IXIS Real Estate Capital Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .16%, 0.41%, due 08/25/36	3,290,323
USD	13,000,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.41%, due 10/25/36	4,777,500
USD	7,888,603	Morgan Stanley ABS Capital I, Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.42%, due 03/25/36	4,890,934
USD	15,000,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.40%, due 11/25/36	5,850,000
USD	15,200,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, 1 mo. LIBOR + .22%, 0.47%, due 11/25/36	5,313,768
USD	12,868,000	Option One Mortgage Loan Trust, Series 06-3, Class 2A4, 1 mo. LIBOR + .22%, 0.47%, due 02/25/37	4,922,010
USD	8,000,000	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, 1 mo. LIBOR + .36%, 0.61%, due 04/25/37	3,000,000

			55,758,965

		U.S. Government — 14.3%
USD	50,000,000	U.S. Treasury Bond, 5.25%, due 02/15/29(f)(h)	59,906,250
USD	96,293,750	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(c)(f)(h)	97,151,342
USD	100,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21(f)	69,844,000
USD	30,000,000	U.S. Treasury Strip Coupon Bond, due 05/15/23(f)	19,179,630

USD	50,000,000	U.S. Treasury Strip Coupon Bond, due 11/15/23(f)	31,095,000

			277,176,222

		Total United States	332,935,187

		Uruguay — 3.3%

		Foreign Government Obligations
USD	29,851,571	Republic of Uruguay, 7.63%, due 03/21/36	37,612,980
EUR	10,000,000	Republica Oriental de Uruguay, 6.88%, due 01/19/16	14,278,556
JPY	988,800,000	Republica Oriental de Uruguay, Series 3BR, Step Up, 2.50%, due 03/14/11(d)	11,762,646

		Total Uruguay	63,654,182

		Venezuela — 4.1%

		Corporate Debt — 0.6%
USD	20,000,000	Electricidad de Caracas Finance BV, 8.50%, due 04/10/18	11,421,240

		Foreign Government Obligations — 3.5%
USD	94,500,000	Republic of Venezuela, Reg S, 7.75%, due 10/13/19(f)	58,590,000
USD	15,100,000	Republic of Venezuela, Reg S, 8.25%, due 10/13/24	8,984,500

			67,574,500

		Total Venezuela	78,995,740

		Vietnam — 1.3%

		Foreign Government Obligations
USD	6,000,000	Socialist Republic of Vietnam, Reg S, 6.75%, due 01/29/20	6,600,000
USD	19,750,000	Socialist Republic of Vietnam, Series 30 Yr., Step Up, 4.00%, due 03/12/28	15,553,125
USD	4,000,000	Socialist Republic of Vietnam, Series 30 Yr., 6 mo. LIBOR + .81%, 1.31%, due 03/13/28	3,270,000

		Total Vietnam	25,423,125

		TOTAL DEBT OBLIGATIONS (COST $1,798,398,994)	1,830,736,227

		LOAN ASSIGNMENTS — 1.7%

		Angola — 0.2%
USD	2,300,000	Angolan Ministry of Finance Loan Agreement, 6 mo. LIBOR + 5.50%, 6.14%, due 03/07/13	2,127,500
USD	2,300,000	Angolan Ministry of Finance Loan Agreement, 6 mo. LIBOR + 5.50%, 6.14%, due 07/08/13	2,104,500

		Total Angola	4,232,000

		Dominican Republic — 0.2%
USD	4,000,165	Dominican Republic, 6 mo. LIBOR + 1.75%, 2.34%, due 08/15/15	3,323,737

		Indonesia — 0.9%
EUR	1,978,876	Republic of Indonesia, Indonesia Paris Club Debt, 4.41%, due 06/01/21(i)	1,952,198
USD	3,493,954	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.25%, due 12/14/19	3,039,740
USD	3,493,954	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.25%, due 12/14/19	3,039,740
USD	4,660,092	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.25%, due 12/14/19	4,054,280
USD	1,738,076	Republic of Indonesia Loan Agreement, dated September 29, 1994, 7.24%, due 12/01/19	1,590,340
USD	2,539,103	Republic of Indonesia Loan Agreement, dated September 29, 1994, 6 mo. LIBOR + .75%, 1.63%, due 12/01/19	2,323,279
JPY	76,680,000	Republic of Indonesia Loan Agreement, 6 mo. JPY LIBOR + .88%, 1.23%, due 03/28/13	870,426
USD	1,562,000	Republic of Indonesia Loan Agreement, 6 mo. LIBOR +.88%, 1.19%, due 03/29/13	1,483,900

		Total Indonesia	18,353,903

		Vietnam — 0.4%
USD	16,000,000	Vietnam Shipbuilding Industry Group Loan Agreement, 6 mo. LIBOR + 1.50%, 2.25%, due 06/26/15(d)	8,289,570

		TOTAL LOAN ASSIGNMENTS (COST $37,870,764)	34,199,210

		LOAN PARTICIPATIONS — 6.0%

		Egypt — 0.2%
CHF	4,305,359	Paris Club Loan Agreement (Participation with Standard Chartered Bank), due 01/03/24(i)	3,492,653

		Indonesia — 1.7%
USD	430,025	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.25%, due 12/14/19	374,122
USD	573,550	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.25%, due 12/14/19	498,988
USD	430,025	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.25%, due 12/14/19	374,122
USD	7,044,026	Republic of Indonesia Loan Agreement (Participation with Morgan Stanley), dated June 14, 1995, 6 mo. LIBOR + .88%, 1.25%, due 12/14/19	6,128,303
JPY	453,333,344	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR +.88%, 1.23%, due 03/29/13	5,145,975
USD	13,554,912	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 3 mo. LIBOR + 1.25%, 1.54%, due 02/12/13	12,402,745
USD	8,995,747	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR +.88%, 1.34%, due 09/29/19	8,231,108

		Total Indonesia	33,155,363

		Iraq — 2.4%
JPY	4,897,603,039	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), 4.85%, due 01/01/28	40,083,880
JPY	639,938,866	Republic of Iraq Paris Club Loan, T Chatani (Participation with Deutsche Bank), 4.85%, due 01/01/28	5,163,263
USD	3,402,097	Republic of Iraq Paris Club Loan Agreement (Participation with Credit Suisse), 6 mo. LIBOR +.50%, 1.00%, due 01/01/28	1,522,439

		Total Iraq	46,769,582

		Russia — 0.5%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd.)(b)(d)	9,904,834

		Vietnam — 1.2%
JPY	2,233,115,801	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + .60%, 1.04%, due 09/01/17	23,614,619

		TOTAL LOAN PARTICIPATIONS (COST $99,309,996)	116,937,051

		PROMISSORY NOTES — 0.1%

		Dominican Republic — 0.1%
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 09/15/11	705,694

		Ghana — 0.0%
USD	3,312,500	Republic of Ghana Promissory Notes, 0.00%, due 08/07/07(b)(j)	331,250

		TOTAL PROMISSORY NOTES (COST $4,068,887)	1,036,944

Principal Amount		Description	Value ($)

		OPTIONS PURCHASED — 0.2%

		Options on Interest Rate Swaps — 0.2%
KRW	50,000,000,000	KRW Swaption Call, Expires 03/21/11, Strike 5.64%	3,502,544
KRW	50,000,000,000	KRW Swaption Put, Expires 03/21/11, Strike 5.64%	43

		Total Options on Interest Rate Swaps	3,502,587

		TOTAL OPTIONS PURCHASED (COST $1,935,983)	3,502,587

Shares	Description	Value ($)

	MUTUAL FUNDS — 4.1%

	United States — 4.1%

	Affiliated Issuers — 4.1%
3,976,082	GMO Short-Duration Collateral Fund	45,804,464
21,409	GMO Special Purpose Holding Fund(k)	11,133
4,590	GMO U.S. Treasury Fund	114,751
1,515,449	GMO World Opportunity Overlay Fund	33,885,433

	Total United States	79,815,781

	TOTAL MUTUAL FUNDS (COST $83,892,422)	79,815,781

	RIGHTS AND WARRANTS — 0.6%

	Nigeria — 0.2%
25,000	Central Bank of Nigeria Oil Warrants, Expires 11/15/20*	4,500,000

	Venezuela — 0.4%
205,145	Republic of Venezuela Oil Warrants, Expires 04/15/20*	5,333,770
128,645	Republic of Venezuela Oil Warrants, Expires 04/15/20*(d)(l)	1,986,140
6,660	Republic of Venezuela Oil Warrants, Expires 04/15/20*	173,160

	Total Venezuela	7,493,070

	Uruguay — 0.0%
4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21*(d)	—

	TOTAL RIGHTS AND WARRANTS (COST $0)	11,993,070

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 3.5%

	Money Market Funds — 3.5%
43,148,007	State Street Institutional Liquid Reserves Fund-Institutional Class	43,148,007
24,994,364	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	24,994,364

	TOTAL SHORT-TERM INVESTMENTS (COST $68,142,371)	68,142,371

TOTAL INVESTMENTS — 110.5% (COST $2,093,619,417)	2,146,363,241

Other Assets and Liabilities (net) — (10.5%)	(204,712,402)

TOTAL NET ASSETS — 100.0%	$1,941,650,839

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$2,106,510,206	$214,584,521	$(174,731,486)	$39,853,035
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Short-Duration Collateral Fund	$59,561,708	$—	$—	$593,633	$—	$16,563,400	$45,804,464
GMO Special Purpose Holding Fund	11,775	—	—	—	—	—	11,133
GMO U.S. Treasury Fund	114,662	89	—	115	12	—	114,751
GMO World Opportunity Overlay Fund	32,279,057	—	—	—	—	—	33,885,433

Totals	$91,967,202	$89	$—	$593,748	$12	$16,563,400	$79,815,781

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through November 30, 2010. The actual tax characterization of distributions paid by the underlying funds will be determined through fiscal year ending February 28, 2011.
A summary of outstanding financial instruments at November 30, 2010 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Sales #
12/14/10	Deutsche Bank AG	EUR	318,187,000	$413,007,310	$29,690,400
1/11/11	Deutsche Bank AG	JPY	5,500,000,000	65,757,349	1,747,192

2/01/11	Deutsche Bank AG	GBP	30,000,000	46,645,183	2,158,967

				$525,409,842	$33,596,559

#	Fund sells foreign currency; buys USD.
Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	59,657,500	Barclays Bank PLC, 0.28%, dated 11/04/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 01/14/11.	$(59,668,172)
USD	38,237,500	Barclays Bank PLC, 0.28%, dated 11/24/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 12/08/2010.	(38,239,582)
USD	31,437,500	Barclays Bank PLC, 0.28%, dated 11/04/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 01/14/11.	(31,443,124)
USD	35,062,500	Barclays Bank PLC, 0.28%, dated 11/04/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 01/14/11.	(35,068,772)
USD	19,387,500	Barclays Bank PLC, 0.28%, dated 11/04/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 01/14/11.	(19,390,968)
USD	29,899,167	Deutsche Bank AG, 0.60%, dated 10/26/10, to be repurchased on demand at face value plus accrued interest. (m)	(29,916,110)
USD	27,292,190	Deutsche Bank AG, 0.25%, dated 11/18/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 12/17/10.	(27,294,654)
USD	28,457,813	JPMorgan Chase Bank, 0.40%, dated 09/09/10, to be repurchased on demand at face value plus accrued interest. (m)	(28,482,792)
USD	18,459,375	JPMorgan Chase Bank, 0.40%, dated 10/07/10, to be repurchased on demand at face value plus accrued interest. (m)	(18,469,630)
USD	34,375,000	JPMorgan Chase Bank, 0.47%, dated 11/04/10, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 12/03/10.	(34,387,117)
USD	21,714,063	JPMorgan Chase Bank, 0.85%, dated 11/12/10, to be repurchased on demand at face value plus accrued interest. (m)	(21,722,266)

			$(344,083,187)

Average balance outstanding			$(297,134,761)
Average interest rate			0.43%
Maximum balance outstanding			$(371,226,354)
Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.
Swap Agreements
Credit Default Swaps

								Maximum Potential
						Implied		Amount of Future
Notional		Expiration		Receive	Annual	Credit	Deliverable	Payments by the Fund		Market
Amount		Date	Counterparty	(Pay)^	Premium	Spread (1)	on Default	Under the Contract (2)		Value
10,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.57%	3.26%	Republic of Argentina	N/A		$(162,360)
5,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.43%	3.26%	Republic of Argentina	N/A		(77,642)
5,000,000	USD	1/25/2011	Deutsche Bank AG	Receive	4.63%	6.21%	Government of Ukraine	5,000,000	USD	69,420
7,000,000	USD	2/7/2011	Deutsche Bank AG	Receive	4.95%	6.22%	Government of Ukraine	7,000,000	USD	91,796

3,000,000	USD	2/25/2011	Deutsche Bank AG	Receive	3.50%	25.95%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(127,818)
8,000,000	USD	3/20/2011	UBS AG	(Pay)	3.55%	5.54%	Republic of Iraq	N/A		(8,151)
8,000,000	USD	3/20/2011	Citigroup	(Pay)	3.70%	3.91%	Republic of Iraq	N/A		(53,303)
10,000,000	USD	3/20/2011	JP Morgan Chase Bank	(Pay)	5.00%	3.88%	Government of Ukraine	N/A		(132,502)
5,000,000	USD	3/20/2011	JP Morgan Chase Bank	(Pay)	5.00%	3.88%	Government of Ukraine	N/A		(66,251)
5,000,000	USD	4/26/2011	Deutsche Bank AG	Receive	4.66%	6.28%	Government of Ukraine	5,000,000	USD	(9,866)
4,000,000	USD	5/20/2011	JP Morgan Chase Bank	(Pay)	5.00%	5.2%	Republic of Jamaica	N/A		(794)
10,000,000	USD	6/20/2011	Deutsche Bank AG	(Pay)	1.89%	4.92%	Islamic Republic of Pakistan	N/A		128,385
6,000,000	USD	6/20/2011	JP Morgan Chase Bank	Receive	3.75%	4.44%	Republic of Georgia	6,000,000	USD	78,352
9,000,000	USD	7/17/2011	UBS AG	Receive	5.05%	4.38%	Government of Ukraine	9,000,000	USD	206,577
5,000,000	USD	7/25/2011	Deutsche Bank AG	Receive	4.68%	6.44%	Government of Ukraine	5,000,000	USD	26,294
7,000,000	USD	8/5/2011	Deutsche Bank AG	Receive	5.00%	6.47%	Government of Ukraine	7,000,000	USD	44,909
620,000,000	MXN	8/20/2011	Deutsche Bank AG	Receive	0.40%	0.39%	United Mexican States	620,000,000	MXN	57,586
20,000,000	USD	8/20/2011	Deutsche Bank AG	(Pay)	0.57%	0.70%	United Mexican States	N/A		(14,028)
3,000,000	USD	8/25/2011	Deutsche Bank AG	Receive	3.60%	28.46%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(456,171)
7,000,000	USD	10/20/2011	JP Morgan Chase Bank	(Pay)	2.75%	4.45%	Republic of Argentina	N/A		82,631
45,000,000	USD	10/20/2011	Goldman Sachs	(Pay)	12.35%	4.45%	Republic of Argentina	N/A		(3,752,467)
5,000,000	USD	10/25/2011	Deutsche Bank AG	Receive	4.70%	6.66%	Government of Ukraine	5,000,000	USD	(62,424)
8,000,000	USD	11/20/2011	JP Morgan Chase Bank	(Pay)	2.16%	4.56%	Republic of Argentina	N/A		180,566
4,166,760	USD	12/20/2011	Deutsche Bank AG	Receive	1.60%	1.54%	Stemcor UK Ltd.	4,166,760	USD	31,266
8,500,000	EUR	1/20/2012	Deutsche Bank AG	(Pay)	0.42%	1.00%	Republic of Kazakhstan	N/A		55,889
4,100,000,000	KZT	1/20/2012	Deutsche Bank AG	Receive	0.32%	0.75%	Republic of Kazakhstan	4,100,000,000	KZT	(105,105)
3,000,000	USD	2/25/2012	Deutsche Bank AG	Receive	3.68%	28.80%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(719,123)
5,000,000	USD	7/30/2012	JP Morgan Chase Bank	Receive	3.05%	0.53%	Republic of Chile	5,000,000	USD	262,710
5,000,000	USD	8/20/2012	JP Morgan Chase Bank	Receive	3.50%	5.44%	Republic of Jamaica	5,000,000	USD	(108,849)

3,000,000	USD	8/28/2012	Deutsche Bank AG	Receive	3.75%	27.92%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(899,728)
2,000,000	USD	9/20/2012	Goldman Sachs	(Pay)	9.20%	5.78%	Republic of Argentina	N/A		(154,338)
15,000,000	USD	9/20/2012	JP Morgan Chase Bank	(Pay)	1.15%	0.95%	Republic of Peru	N/A		(88,669)
10,000,000	USD	9/20/2012	JP Morgan Chase Bank	(Pay)	1.25%	1.94%	Gazprom OAO	N/A		98,497
85,000,000	PEN	9/20/2012	JP Morgan Chase Bank	Receive	0.92%	0.81%	Republic of Peru	85,000,000	PEN	115,054
10,000,000	USD	10/4/2012	JP Morgan Chase Bank	Receive	2.95%	0.54%	Republic of Chile	10,000,000	USD	492,211
4,000,000	USD	10/20/2012	UBS AG	(Pay)	4.13%	13.33%	Petroleos de Venezuela	N/A		550,417
4,000,000	USD	10/20/2012	UBS AG	(Pay)	3.90%	13.33%	Petroleos de Venezuela	N/A		565,699
125,384,851	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.12%	Reference security within CDX Index	125,384,851	USD	1,690,897
42,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.20%	0.18%	Reference security within CDX Index	N/A		(979,063)
20,000,000	USD	3/20/2013	Deutsche Bank AG	(Pay)	1.48%	0.98%	United Mexican States	N/A		(286,950)
14,000,000	USD	6/20/2013	JP Morgan Chase Bank	Receive	3.72%	2.17%	Russia AG Bank	14,000,000	USD	773,198
22,000,000	USD	6/20/2013	Deutsche Bank AG	(Pay)	5.79%	6.37%	Republic of Argentina	N/A		(273,682)
129,191,766	RUB	6/21/2013	Deutsche Bank AG	Receive	2.35%	8.75%	VTB Leasing	129,191,766	RUB	(85,285)
19,809,205	USD	6/24/2013	JP Morgan Chase Bank	Receive	1.37%	3.56%	VTB Leasing	19,809,205	USD	(475,981)
277,250,000	PEN	8/20/2013	JP Morgan Chase Bank	Receive	0.96%	0.86%	Republic of Peru	277,250,000	PEN	510,713
50,000,000	USD	8/20/2013	JP Morgan Chase Bank	(Pay)	1.20%	0.98%	Republic of Peru	N/A		(469,667)
7,335,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.95%	0.94%	Republic of Brazil	N/A		(7,770,127)
130,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	3.30%	0.95%	Republic of Brazil	130,000,000	USD	9,191,680
80,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	4.05%	0.95%	Republic of Brazil	80,000,000	USD	7,432,898
12,225,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.20%	0.94%	Republic of Brazil	N/A		(9,786,606)
10,000,000	USD	12/24/2013	JP Morgan Chase Bank	Receive	3.80%	1.21%	Republic of Turkey	10,000,000	USD	945,059
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	2.80%	10.64%	Hellenic Republic of Greece	N/A		2,668,794
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.68%	2.43%	Republic of Italy	N/A		276,521
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.49%	0.72%	Republic of Austria	N/A		(1,091,215)
28,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	2.43%	Republic of Italy	N/A		534,640

14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.45%	0.58%	United Kingdom Government	N/A		(433,775)
10,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.85%	2.43%	Republic of Italy	N/A		141,650
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	2.39%	10.64%	Hellenic Republic of Greece	N/A		7,866,192
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.28%	0.58%	United Kingdom Government	N/A		(979,966)
2,000,000	USD	8/24/2014	Deutsche Bank AG	(Pay)	4.25%	2.72%	Lebanese Republic	N/A		(127,666)
15,000,000	USD	9/20/2014	Deutsche Bank AG	Receive	3.77%	1.57%	Russian Federation	15,000,000	USD	1,320,239
15,000,000	USD	9/20/2014	Deutsche Bank AG	(Pay)	4.03%	1.81%	Sberbank	N/A		(1,306,927)
575,500,000	EUR	3/20/2015	Deutsche Bank AG	(Pay)	3.72%	12.46%	Venezuela Eurobond	N/A		191,830,165
765,000,000	USD	3/20/2015	Deutsche Bank AG	Receive	3.80%	12.55%	Bolivarian Republic of Venezuela	765,000,000	USD	(199,210,037)
5,000,000	USD	3/20/2015	JP Morgan Chase Bank	Receive	5.00%	5.95%	Government of Ukraine	5,000,000	USD	(124,103)
25,000,000	USD	3/20/2015	JP Morgan Chase Bank	Receive	5.00%	5.95%	Government of Ukraine	25,000,000	USD	(620,517)
8,000,000	USD	3/20/2015	JP Morgan Chase Bank	Receive	5.00%	5.95%	Government of Ukraine	8,000,000	USD	(198,565)
412,500,000	USD	4/20/2015	Deutsche Bank AG	Receive	4.40%	12.54%	Bolivarian Republic of Venezuela	412,500,000	USD	(102,014,354)
300,000,000	EUR	4/20/2015	Deutsche Bank AG	(Pay)	4.32%	12.45%	Bolivarian Republic of Venezuela	N/A		94,939,208
11,000,000	USD	6/20/2015	Deutsche Bank AG	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(1,296,472)
30,000,000	USD	6/20/2015	Barclays	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(3,535,833)
40,000,000	USD	6/20/2015	Barclays	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(4,714,444)
15,000,000	USD	9/20/2015	Barclays Bank	(Pay)	1.00%	1.23%	Republic of Colombia	N/A		127,122
56,950,000,000	COP	11/20/2015	Citigroup	Receive	1.81%	0.86%	Republic of Colombia	56,950,000,000	COP	1,231,454
15,000,000	USD	2/20/2016	Citigroup	(Pay)	2.16%	1.27%	Republic of Colombia	N/A		(753,463)
56,700,000,000	COP	2/20/2016	Citigroup	Receive	1.46%	0.87%	Republic of Colombia	56,700,000,000	COP	903,864
114,800,000,000	COP	4/20/2016	Citigroup	Receive	1.33%	0.88%	Republic of Colombia	114,800,000,000	COP	1,336,273
25,000,000	USD	4/20/2016	Citigroup	(Pay)	1.90%	1.27%	Republic of Colombia	N/A		(846,963)
22,000,000	EUR	6/17/2016	Deutsche Bank AG	Receive	5.60%	10.03%	Republic of Angola	22,000,000	EUR	828,249

20,000,000	USD	8/20/2016	Deutsche Bank AG	(Pay)	0.87%	1.32%	United Mexican States	N/A		432,054
20,000,000	USD	8/20/2016	Citigroup	(Pay)	2.15%	1.29%	Republic of Colombia	N/A		(1,039,375)
97,680,000,000	COP	8/20/2016	Citigroup	Receive	1.51%	0.9%	Republic of Colombia	97,680,000,000	COP	1,717,237
620,000,000	MXN	8/20/2016	Deutsche Bank AG	Receive	0.61%	0.81%	United Mexican States	620,000,000	MXN	(392,449)
32,500,000	USD	2/20/2017	Deutsche Bank AG	Receive	2.43%	12.19%	Bolivarian Republic of Venezuela	32,500,000	USD	(11,837,764)
32,000,000	PEN	5/20/2017	Deutsche Bank AG	Receive	0.79%	1.1%	Republic of Peru	32,000,000	PEN	(192,808)
2,500,000	USD	5/20/2017	Deutsche Bank AG	(Pay)	1.05%	1.38%	Republic of Peru	N/A		48,265
35,000,000	USD	7/20/2017	UBS AG	Receive	2.26%	1.67%	Republic of Turkey	35,000,000	USD	1,538,785
4,500,000	USD	7/20/2017	JP Morgan Chase Bank	Receive	3.30%	6.58%	Republic of Jamaica	4,500,000	USD	(671,383)
15,000,000	USD	9/20/2017	JP Morgan Chase Bank	Receive	1.77%	1.57%	Republic of Philippines	15,000,000	USD	232,754
10,000,000	USD	12/20/2018	Deutsche Bank AG	Receive	0.44%	0.85%	United Kingdom Government	10,000,000	USD	(284,400)
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.25%	0.85%	United Kingdom Government	30,000,000	USD	945,349
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	2.61%	10.04%	Hellenic Republic of Greece	10,000,000	USD	(3,127,006)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.35%	0.85%	United Kingdom Government	10,000,000	USD	390,496
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.62%	2.72%	Republic of Italy	10,000,000	USD	(683,571)
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.46%	1.01%	Republic of Austria	30,000,000	USD	1,064,792
20,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	2.72%	Republic of Italy	20,000,000	USD	(1,313,493)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.70%	2.72%	Republic of Italy	10,000,000	USD	(629,922)
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	2.25%	10.04%	Hellenic Republic of Greece	30,000,000	USD	(9,864,398)
6,000,000	USD	3/20/2020	Barclays Bank	Receive	1.00%	2.74%	Republic of Croatia	6,000,000	USD	(722,212)

20,000,000	USD	8/15/2031	Goldman Sachs	(Pay)	1.84%	1.68%	United Mexican States	N/A	(522,410)

									$(41,605,634)

								Premiums to (Pay) Receive	$1,038,545

^	Receive — Fund receives premium and sells credit protection.

(Pay) — Fund pays premium and buys credit protection.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
Interest Rate Swaps

Notional		Expiration		Receive			Market
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value
100,000,000	USD	11/5/2020	JP Morgan Chase Bank	(Pay)	2.66%	3 month LIBOR	$2,611,767
46,800,000	PEN	4/21/2014	JP Morgan Chase Bank	Receive	5.03%	6 month LIBOR	141,103
51,000,000	BRL	1/2/2013	JP Morgan Chase Bank	Receive	13.80%	Floating Rate CDI	694,680
43,000,000	PEN	2/16/2011	JP Morgan Chase Bank	(Pay)	1.00%	6 month LIBOR	(77,689)

							$3,369,861

						Premiums to (Pay) Receive	$—

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Pays	Fund Receives	Value
13,989,203	USD	12/19/2011	JP Morgan Chase Bank	3 month LIBOR + 0.35%	Return on Prestamos Garantizados	$1,142,905
13,989,203	USD	12/19/2011	JP Morgan Chase Bank	CER Index + 3.59%(c)	3 month LIBOR	(743,527)
22,908,013	USD	12/19/2011	JP Morgan Chase Bank	3 month LIBOR + 0.35%	Return on Prestamos Garantizados	(657,695)
22,677,020	USD	12/19/2011	JP Morgan Chase Bank	CER Index + 1.24%(c)	3 month LIBOR	(754,034)

						$(1,012,351)

					Premiums to (Pay) Receive	$—

As of November 30, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC — Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BPI — Indemnification payment bonds

CDI — Certificado de Deposito Interbancario

CER — Coeficiente de Estabilizacion de Referencia

DEM LIBOR — London Interbank Offered Rate denominated in Deutsche Marks

EMTN — Euromarket Medium Term Note

FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

GDP — Gross Domestic Product

GMTN — Global Medium Term Note

JPY LIBOR — London Interbank Offered Rate denominated in Japanese Yen

LIBOR — London Interbank Offered Rate

PDI — Past Due Interest

PIK — Payment In Kind

VRRB — Variable Rate Reduction Bond

XL — Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at November 30, 2010, which are subject to change based on the terms of the security.

* Non-income producing security.

(a) Security is backed by the U.S. Government.

(b) Security is in default.

(c) Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(d) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(e) In July 2005, the Fund entered into litigation against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. A judgment was awarded in the Fund’s favor on September 24, 2007; however, the Fund’s ability to collect on this judgment remains uncertain, and the Fund is not able to transfer or sell the judgment without court consent. That debt, which continues to be valued according to the Fund’s valuation policy, represents 1.2% of the net assets of the Fund as of November 30, 2010. Costs associated with this action are being borne by the Fund.

(f) All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(g) Peru Trust securities are currently in default. See “Other Matters” for additional information.

(h) All or a portion of this security has been pledged to cover collateral requirements on open swap contracts.

(i) Non-performing. Borrower not currently paying interest.

(j) In July 2008, the Fund entered into litigation against GNPA Limited (“GNPA”) (an entity wholly owned by the government of Ghana) seeking payment on an unconditional promissory note issued by GNPA. A judgment was awarded in the Fund’s favor in February 2010; however, GNPA has appealed that judgment. The defaulted promissory note, which continues to be valued according to the Fund’s valuation policy, represented less than 0.1% of the net assets of the Fund as of November 30, 2010.

(k) Underlying investment represents interests in defaulted claims.

(l) Although the Fund acquired the warrants between 2000 and 2002 (in connection with the Fund’s purchase of Venezuelan bonds), the warrants (and related payments on the warrants) have not been received in custody. The Fund’s trading counterparties have acknowledged their delivery obligations but have not necessarily accepted legal liability for payment. Because there can be no assurance that the Fund will receive the warrants (or related payments), the Fund values the warrants at a discount from their market value and ascribes no value to some of the related payments and values same of the related payments at a discount.

(m) Reverse Repurchased Agreements have an open maturity date and can be closed on demand.

Currency Abbreviations:

ARS — Argentine Peso

BRL — Brazilian Real

CHF — Swiss Franc

COP — Colombian Peso

DEM — Deutsche Mark

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

KRW — South Korean Won

KZT — Kazakhstan Tenge

MXN — Mexican Peso

MYR — Malaysian Ringgit

PEN — Peruvian Sol

RUB — Russian Ruble

USD — United States Dollar

ZAR — South African Rand

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 3.4% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3. During the period ended November 30, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 14.7% of the net assets of the Fund.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and market data from pricing vendors) to value certain credit default swaps.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. In some cases, bids received from primary pricing sources or prices calculated by using industry models are adjusted by a specified discount for liquidity or other considerations (including the Argentine judgment described in Other Matters below). In addition, the Fund valued certain sovereign debt securities using comparable securities issued by the sovereign adjusted by a specified spread. The Fund valued certain debt securities using a specified spread above the LIBOR Rate. The Fund deemed certain defaulted securities to be worthless. The Fund also used third party valuation services to value certain credit default swaps using unobservable inputs.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$1,945,727	$92,151,387	$94,097,114
Corporate Debt	—	142,627,060	—	142,627,060
Foreign Government Agency	—	186,073,366	178,614,017	364,687,383
Foreign Government Obligations	—	395,512,527	533,388,421	928,900,948
Judgments	—	—	23,247,500	23,247,500
U.S. Government	59,906,250	217,269,972	—	277,176,222

TOTAL DEBT OBLIGATIONS	59,906,250	943,428,652	827,401,325	1,830,736,227

Loan Assignments	—	—	34,199,210	34,199,210
Loan Participations	—	—	116,937,051	116,937,051
Promissory Notes	—	—	1,036,944	1,036,944
Options Purchased	—	3,502,587	—	3,502,587
Mutual Funds	79,804,648	11,133	—	79,815,781
Rights and Warrants	—	—	11,993,070	11,993,070
Short-Term Investments	68,142,371	—	—	68,142,371

Total Investments	207,853,269	946,942,372	991,567,600	2,146,363,241

Derivatives *
Forward Currency Contracts
Foreign currency risk	—	33,596,559	—	33,596,559
Swap Agreements
Interest rate risk	—	3,447,550	1,142,905	4,590,455
Credit risk	—	47,287,434	286,769,373	334,056,807

Total	$207,853,269	$1,031,273,915	$1,279,479,878	$2,518,607,062

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives *
Swap Agreements
Interest rate risk	$—	$(77,689)	$(657,695)	$(735,384)
Credit risk	—	(60,292,341)	(315,370,100)	(375,662,441)
Other risk	—	—	(1,497,561)	(1,497,561)

Total	$—	$(60,370,030)	$(317,525,356)	$(377,895,386)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 53.2% and (1.5)% of total net assets, respectively.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

											Net Change in
											Unrealized
											Appreciation
											(Depreciation)
					Change in						from Investments
			Accrued		Unrealized					Balances as of	Still Held as of
	Balances as of	Net	Discounts/	Total Realized	Appreciation	Transfers into		Transfers out of		November	November 30,
	February 28, 2010	Purchases/(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*		Level 3*		30, 2010	2010
Debt Obligations
Asset-Backed Securities	$81,621,005	$(13,000,638)	$115,867	$(5,000,454)	$30,361,334	$—		$(1,945,727	)**	$92,151,387	$19,531,352
Foreign Government Agency	242,132,837	(17,909,008)	1,882,536	(4,269,608)	14,195,760	1,127,500	**	(58,546,000	)**	178,614,017	8,236,623
Foreign Government Obligations	642,295,330	(219,977,492)	9,405,324	31,824,508	107,719,122	—		(37,878,371	)**	533,388,421	85,986,586
Judgments	51,451,439	(43,483,029)	517,342	(17,760,029)	32,521,777	—		—		23,247,500	2,129,868

Total Debt Obligations	1,017,500,611	(294,370,167)	11,921,069	4,794,417	184,797,993	1,127,500		(98,370,098)		827,401,325	115,884,429

Loan Assignments	35,331,584	(1,857,932)	669,993	461,313	(405,748)	—		—		34,199,210	(405,748)
Loan Participations	112,982,826	(819,863)	1,424,449	1,362,535	1,987,104	—		—		116,937,051	1,987,104
Promissory Notes	1,653,559	(817,249)	96,635	—	103,999	—		—		1,036,944	64,706
Rights and Warrants	8,618,130	(2,282,313)	—	2,282,313	499,940	2,875,000	**	—		11,993,070	499,940

Total Investments	1,176,086,710	(300,147,524)	14,112,146	8,900,578	186,983,288	4,002,500		(98,370,098)		991,567,600	118,030,431

Derivatives
Swap Agreements	(33,379,332)	8,265,706	—	(8,265,706)	(12,242,827)	—		16,009,081	**	(29,613,078)	2,256,544

Total	$1,142,707,378	$(291,881,818)	$14,112,146	$634,872	$174,740,461	$4,002,500		$(82,361,017)		$961,954,522	$120,286,975

*	The Fund accounts for investments and derivatives transferred into Level 3 at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. Loan agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of November 30, 2010, the Fund had received $343,980,108 from reverse repurchase agreements relating to securities with a market value, plus accrued interest, of $346,996,952. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Inflation-indexed bonds

The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Other matters

In July 2005, the Fund entered into litigation against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. A judgment was awarded in the Fund’s favor on September 24, 2007; however, the Fund’s ability to collect on this judgment remains uncertain, and the Fund is not able to transfer or sell the judgment without court consent. In late May 2010, Argentina commenced a public debt exchange in which certain defaulted debts, including legal judgments on those debts, were eligible to be exchanged for currently performing Argentina Bonds. The eligible portion of the Fund’s judgment was tendered in the debt exchange and the Fund received new bonds in June 2010. The ineligible portion of the Fund’s judgment, which continues to be valued according to the Fund’s valuation policy, represented 1.2% of the net assets of the Fund as of November 30, 2010.

Peru Trust, Series 1998 I-P; Peru Trust, Series 97-I-P; and Peru Trust II, Series 98-A LB (the “Peru Trusts”) held by the Fund are currently in default. The Peru Trusts hold obligations of Istituto per i Servizi Assicurativi e il Credito all’Espotazione (“SACE”), the Italian Agency for Insurance of Export Credits. The obligations are payable only to the extent SACE recovers amounts from the Government of Peru (“Peru”) in relation to certain export insurance policies. Peru fully paid all of its obligations to SACE on August 24, 2009; however, payments to the Peru Trusts by SACE remain outstanding. The Peru Trusts have initiated litigation against SACE in Italy with respect to the outstanding payments. The Peru Trusts’ ability to recover such payments, and the Fund’s corresponding ability to receive payment with respect to its investment in the Peru Trusts, remains uncertain.

In July 2008, the Fund entered into litigation against GNPA Limited (“GNPA”) (an entity wholly owned by the government of Ghana) seeking payment on an unconditional promissory note issued by GNPA. A judgment was awarded in the Fund’s favor in February 2010; however, GNPA has appealed that judgment. The defaulted promissory note, which continues to be valued according to the Fund’s valuation policy, represented less than 0.1% of the net assets of the Fund as of November 30, 2010. Costs associated with this action are borne by the Fund.

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended November 30, 2010, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it invests primarily in sovereign debt of emerging countries, which is typically below investment grade. Below investment grade bonds have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the capacity of issuers to make principal and interest payments than is the case with issuers of investment grade bonds. This risk is also particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in rapidly declining markets, the percentage decline in the value of the Fund is likely to exceed that of its benchmark.

• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind. These risks are particularly pronounced for the Fund because it invests primarily in sovereign debt of emerging countries, which is not widely traded and which may be subject to purchase and sale restrictions. In addition, because the Fund typically invests in securities that are less liquid than those in its benchmark, in rapidly declining markets the percentage decline in the Fund’s investments is likely to exceed that of its benchmark.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.

Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Focused Investment Risk (increased risk from the Fund’s focus on investments in a limited number of countries, regions, sectors or companies); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.

The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.

The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.

Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended November 30, 2010, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2010, the Fund used purchased option contracts to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2010, the Fund used swap agreements to adjust interest rate exposure, adjust exposure to certain markets, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2010, the Fund held rights and warrants to adjust exposure to certain markets. Additionally, the Fund owns warrants linked to the price of oil. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options, rights and warrants)	$3,502,587	$—	$—	$—	$11,993,070	$15,495,657
Unrealized appreciation on forward currency contracts	—	33,596,559	—	—	—	33,596,559
Unrealized appreciation on swap agreements	4,590,455	—	334,056,807	—	—	338,647,262

Total	$8,093,042	$33,596,559	$334,056,807	$—	$11,993,070	$387,739,478

Liabilities:
Unrealized depreciation on swap agreements	$(735,384)	$—	$(375,662,441)	$—	$(1,497,561)	$(377,895,386)

Total	$(735,384)	$—	$(375,662,441)	$—	$(1,497,561)	$(377,895,386)

The derivative financial instruments outstanding as of period end (as disclosed in the Notes to Schedules of Investments) and the amounts of realized and changes in unrealized gains and losses on derivative financial instruments during the period serve as indicators of the volume of derivative activity for the Fund during the period.
Subsequent events
In late December 2010, Argentina commenced its second public debt exchange for the year in which certain defaulted debts, including legal judgments on those debts, were eligible to be exchanged for a combination of currently performing Argentina bonds, GDP-linked securities, and cash. The Fund’s judgment and other defaulted Argentine debts were tendered in the debt exchange and the Fund anticipates receiving the new securities and cash in the first quarter of 2011, subject to certain conditions of the exchange being satisfied. The judgment continues to be valued according to the Fund’s valuation policy.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Markets Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 88.8%

	Argentina — 0.0%
130,170	Petrobras Energia SA ADR	2,586,478

	Brazil — 5.8%
1,158,870	Banco Bradesco ADR	23,246,932
4,666,000	Banco do Brasil SA	89,531,902
1,171,640	Banco Santander Brasil SA ADR 144A	15,289,902
1,788,900	BM&F BOVESPA SA	13,615,505
513,815	Brasil Telecom SA ADR *	10,553,760
192,780	Centrais Eletricas Brasileiras SA ADR	3,030,502
366,670	Centrais Eletricas Brasileiras SA Sponsored ADR	4,906,045
36,630	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,653,844
523,000	Cia de Saneamento de Minas Gerais-Copasa MG	8,357,751
74,450	Cia Paranaense de Energia Sponsored ADR	1,864,228
218,290	Companhia de Bebidas das Americas ADR	29,608,856
382,799	Companhia Energetica de Minas Gerais Sponsored ADR	6,538,207
1,040,302	Companhia Saneamento Basico Sao Paulo	23,049,733
940,492	Electrobras (Centro)	12,336,210
642,870	Empresa Brasileira de Aeronautica SA ADR	18,720,374
514,600	Gafisa SA	3,580,531
273,430	Gafisa SA ADR	3,926,455
972,800	Gerdau SA	8,448,030
755,960	Gerdau SA Sponsored ADR	8,784,255
2,932,480	Itau Unibanco Holding SA ADR	68,414,758
1,069,700	Lojas Renner SA	37,451,354
462,700	LPS Brasil Consultoria de Imoveis SA	10,726,890
1,029,700	Natura Cosmeticos SA	27,673,263
2,575,400	OGX Petroleo e Gas Participacoes SA *	29,890,622
3,083,800	PDG Realty SA Empreendimentos e Participacoes	18,686,972
3,074,200	Petroleo Brasileiro SA (Petrobras) ADR	99,727,048
1,312,500	Redecard SA	17,108,582
145,190	Telecomunicacoes de Sao Paulo SA ADR	3,455,522
1,723,800	Vale SA	53,847,386
390	Vale SA Sponsored ADR	12,355

	Total Brazil	654,037,774

	Chile — 1.4%
88,200	Administradora de Fondos de Pensiones Provida SA	432,266
42,850	AFP Provida SA	3,222,320
68,843,120	Banco de Chile	9,869,045
97,200	Banco de Credito e Inversiones	6,383,382
15,442,530	Banco Santander Chile	1,363,126
156,430	Banco Santander Chile SA ADR	14,325,859
2,498,800	Cencosud SA	18,769,847
562,700	Cia Cervecerias Unidas SA	6,352,822
38,848	Compania Cervecerias Unidas ADR	2,184,423
50,300	Embotelladora Andina SA ADR Class A	1,244,925
17,820	Embotelladora Andina SA ADR Class B	540,124
10,758,200	Empresa Nacional de Electricidad SA	20,644,263
50,090	Empresa Nacional de Electricidad SA Sponsored ADR	2,870,658
1,206,090	Enersis SA Sponsored ADR	28,692,881
590,400	Empresa National de Telecomunicaciones SA	9,935,926
288,600	Lan Airlines SA	8,795,711
139,020	Lan Airlines SA Sponsored ADR	4,277,645
68,663,380	Madeco SA	4,002,134
1,494,628	Quinenco SA	5,398,759

526,800	SACI Falabella	5,027,440

	Total Chile	154,333,556

	China — 9.1%
3,296,000	AAC Acoustic Technologies Holdings Inc	9,049,178
736,000	Baidu, Inc Sponsored ADR *	77,419,840
166,138,000	Bank of China Ltd Class H	88,258,793
13,294,000	Belle International Holdings Ltd	24,365,220
21,138,000	Brilliance China Automotive Holdings Ltd *	19,417,125
31,932,000	Chaoda Modern Agriculture Holdings Ltd	25,755,399
22,988,000	China CITIC Bank Class H	16,040,544
109,412,000	China Construction Bank Class H	98,767,808
13,196,000	China Gas Holdings Ltd	6,748,611
27,134,000	China Minsheng Banking Corp Ltd	24,108,198
17,767,742	China Mobile Ltd	176,546,937
81,725,351	China Petroleum & Chemical Corp Class H	75,669,175
402,000	China Shipping Container Lines Co Ltd Class H *	159,680
20,904,000	China Ting Group Holding Ltd	3,679,110
24,699,000	CNOOC Ltd	53,155,826
13,272,000	Dongfeng Motor Group Co Ltd	25,172,771
23,556,000	Evergrande Real Estate Group Ltd	11,682,263
11,848,000	GOME Electrical Appliances Holdings Ltd *	4,642,331
11,150,000	Haitian International Holdings Ltd	12,332,657
2,384,000	Hengan International Group Co Ltd	21,837,981
7,911,000	Hopson Development Holdings Ltd *	7,919,950
116,043,000	Industrial and Commercial Bank of China Ltd Class H	89,938,085
2,090,500	Kingboard Chemical Holdings Ltd	10,824,891
4,781,000	Kingboard Laminates Holdings Ltd	4,647,453
960,000	Lee & Man Paper Manufacturing Ltd	755,004
1,832,000	Lianhua Supermarket Holdings Co Ltd	8,570,309
4,478,000	Minth Group Ltd	7,579,685
15,414,000	NVC Lighting Holdings Ltd	8,396,054
6,356,172	Peace Mark Holdings Ltd *(a) (b)	—
45,415,101	PetroChina Co Ltd Class H	55,811,750
19,740,789	Pico Far East Holdings Ltd	3,839,202
1,820,000	Ping An Insurance (Group) Co of China Ltd Class H	21,112,712
31,696,000	Semiconductor Manufacturing International Corp *	2,351,919
4,052,500	Sinotruk Hong Kong Ltd	4,280,539
1,074,000	Weichai Power Co Ltd Class H	7,428,916
1,327,900	Xinyi Glass Holdings Ltd	1,016,277
2,716,000	Yanzhou Coal Mining Co Ltd Class H	7,483,563
4,022,000	Zhongsheng Group Holdings Ltd *	9,727,607

	Total China	1,026,493,363

	Czech Republic — 1.9%
2,769,000	CEZ AS	108,272,058
264,500	Komercni Banka AS	55,658,537
387,500	New World Resources NV Class A	4,143,806
235,230	Pegas Nonwovens SA	5,132,706
12,610	Philip Morris CR AS	6,555,946
1,266,960	Telefonica 02 Czech Republic AS	24,489,299
782,886	Unipetrol AS *	7,948,956

	Total Czech Republic	212,201,308

	Egypt — 1.8%
890,336	Alexandria Mineral Oils Co	7,189,707
5,525,350	Arab Cotton Ginning	4,659,442
9,249,670	Commercial International Bank	66,109,546
2,675,000	EFG-Hermes Holding SAE	15,443,215

292,607	Egyptian Co for Mobile Services	8,449,419
791,750	ElSwedy Electric Co *	7,317,079
582,500	Orascom Construction Industries	26,206,427
14,300,700	Orascom Telecom Holding SAE *	10,284,518
4,677,470	Sidi Kerir Petrochemicals Co	11,522,316
5,513,016	South Valley Cement	5,085,241
10,669,300	Talaat Moustafa Group *	14,750,585
6,947,959	Telecom Egypt	20,707,861

	Total Egypt	197,725,356

	Hungary — 1.7%
83,700	Egis Gyogyszergyar Nyrt	7,351,236
6,579,570	Magyar Telekom Nyrt	16,594,203
597,280	MOL Hungarian Oil and Gas Nyrt *	51,394,802
2,934,600	OTP Bank Nyrt *	66,840,623
223,970	Richter Gedeon Nyrt	44,517,529

	Total Hungary	186,698,393

	India — 4.5%
575,100	Aurobindo Pharma Ltd	15,776,026
1,727,285	Bank of Baroda (a)	34,344,262
5,139,160	Bharti Airtel Ltd	39,769,633
1,047,500	Canara Bank Ltd	17,101,398
11,896,052	CBAY Systems Holdings Ltd *(c) (d)	26,090,236
3,654,700	Chambal Fertilizers & Chemicals Ltd	7,244,501
1,026,599	Coal India Ltd *	7,123,660
465,100	Dabur India Ltd	952,463
700,040	Emami Ltd	6,586,690
440,938	Federal Bank Ltd	4,261,973
945,981	Godrej Consumer Products Ltd	8,456,431
213,061	Grasim Industries Ltd (a)	11,011,384
973,603	Great Eastern Shipping Co Ltd (The)	7,834,710
334,500	HDFC Bank Ltd	16,665,692
2,031,891	HSIL Ltd	5,769,239
6,876,710	IFCI Ltd	9,131,908
2,362,000	Indian Oil Corp Ltd	17,877,607
1,645,954	Indraprastha Gas Ltd	11,907,335
324,330	Infosys Technologies Ltd Sponsored ADR	21,454,429
1,193,962	Ipca Laboratories Ltd	8,264,859
658,439	Kiri Dyes & Chemicals Ltd	7,503,499
223,300	Maruti Suzuki India Ltd (a)	7,007,880
3,533,790	Nagarjuna Fertilizers & Chemicals Ltd	2,485,386
2,319,400	Oil & Natural Gas Corp Ltd	62,934,283
2,447,196	Parsvnath Developers Ltd *	3,141,435
393,550	Punjab National Bank Ltd (a)	11,234,420
3,030,700	Rashtriya Chemicals and Fertilizers Ltd	6,927,651
3,242,110	Rural Electrification Corp Ltd 144A	24,669,064
2,950,333	Shree Renuka Sugars Ltd	5,507,091
579,040	Shriram Transport Finance Co Ltd 144A	10,346,927
2,985,200	Sintex Industries Ltd	13,343,902
346,500	State Bank of India	22,574,152
3,122,800	Sterlite Industries India Ltd	10,934,651
723,841	Tata Consultancy Services Ltd	17,030,143
29,220	Tata Motors Ltd	791,293
135,532	Tata Motors Ltd Class A DVR	2,369,415
632,500	Torrent Pharmaceuticals Ltd	7,642,833
1,201,433	Union Bank of India (a)	9,412,928

	Total India	503,481,389

	Indonesia — 1.6%
28,853,500	Adaro Energy Tbk PT	7,410,922
3,215,500	Astra International Tbk PT	18,451,175
14,065,500	Bank Mandiri Tbk PT	9,959,625
101,234,000	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT *	16,248,539
25,654,000	Bank Rakyat Tbk PT	29,772,165
56,824,500	Bumi Resources Tbk PT	16,628,718
8,953,500	Charoen Pokphand Indonesia Tbk PT	9,504,363
636,500	Gudang Garam Tbk PT	2,864,224
25,636,500	Indah Kiat Pulp and Paper Corp Tbk PT *	5,104,757
20,626,500	Kalbe Farma Tbk PT	7,980,071
10,014,600	Matahari Putra Prima Tbk PT	1,597,018
4,982,500	Semen Gresik Persero Tbk PT	5,070,467
3,395,000	Tambang Batubara Bukit Asam Tbk PT	7,021,043
28,756,500	Telekomunikasi Indonesia Tbk PT	25,415,818
6,167,100	United Tractors Tbk PT	15,683,050

	Total Indonesia	178,711,955

	Malaysia — 1.7%
9,194,800	AMMB Holdings Berhad	17,552,520
8,140,700	Axiata Group Berhad *	11,763,025
6,855,200	Genting Berhad	21,847,610
20,342,400	Genting Malaysia Berhad	20,855,465
1,756,200	Kulim Malaysia Berhad	6,731,787
13,955,803	Lion Industries Corp Berhad *	7,926,773
5,901,400	Malayan Banking Berhad	15,842,575
2,535,400	PPB Group Berhad	14,308,076
4,140,576	Public Bank Berhad	16,725,940
4,730,580	RHB Capital Berhad	11,852,329
33,921,200	Scomi Group Berhad *	3,847,216
3,863,700	Shangri-La Hotels Berhad	3,438,970
1,748,438	Sunway City Berhad	2,565,582
5,513,500	Telekom Malaysia Berhad	5,985,059
5,394,300	Tenaga Nasional Berhad	14,466,201
6,261,700	UMW Holdings Berhad	13,800,636
19,349,600	Zelan Berhad *	3,079,082

	Total Malaysia	192,588,846

	Mexico — 1.0%
524,700	Alfa SA de CV Class A	4,812,219
523,600	America Movil SAB de CV Class L ADR	29,562,456
83,020	Coca-Cola Femsa SAB de CV Sponsored ADR	6,722,960
3,043,200	Consorcio ARA SAB de CV	1,876,939
1,090,900	Corporacion GEO SA de CV Class B *	3,504,826
464,300	Desarrolladora Homex SAB de CV *	2,593,267
960,800	Embotelladoras Arca SAB de CV	4,117,329
154,250	Fomento Economico Mexicano Sponsored ADR	8,722,837
2,417,400	Grupo Televisa SA-Series CPO	11,242,280
1,532,100	Kimberly-Clark de Mexico SAB de CV (Series A)	9,394,229
1,836,820	Telefonos de Mexico SAB de CV Class L Sponsored ADR	29,389,120

	Total Mexico	111,938,462

	Morocco — 0.3%
164,290	Attijariwafa Bank	6,750,556
32,950	Banque Centrale Populaire	1,494,993
9,960	Ciments du Maroc	1,412,357
2,100	Holcim Maroc SA	668,041
8,030	Lafarge Ciments	2,044,417

20,558	Managem *	1,450,948
868,555	Maroc Telecom	14,910,661
3,610	Societe Nationale De Siderurgie	764,748
2,897	Wafa Assurance	938,534

	Total Morocco	30,435,255

	Peru — 0.0%
224,357	Minsur SA	780,613
3,498,500	Volcan Compania Minera SA Class B	4,387,028

	Total Peru	5,167,641

	Philippines — 0.8%
13,422,900	Aboitiz Power Corp	9,973,758
15,166,600	Alliance Global Group Inc	3,897,710
88,795,200	Lopez Holding Corp *	9,057,338
120,794,200	Megaworld Corp	6,564,549
33,633,300	Metro Pacific Investments Corp 144A	2,668,443
7,490,200	Metropolitan Bank & Trust Co	11,810,618
364,100	Philippine Long Distance Telephone Co	19,820,384
13,781,310	Robinsons Land Corp	5,010,229
3,348,100	Security Bank Corp	7,063,912
9,197,300	Universal Robina Corp	7,659,956
78,650,200	Vista Land & Lifescapes Inc	5,316,187

	Total Philippines	88,843,084

	Poland — 1.4%
730,452	Asseco Poland SA	11,598,466
581,120	Grupa Lotos SA *	5,853,839
1,532,020	KGHM Polska Miedz SA	66,155,008
1,927,240	Polski Koncern Naftowy Orlen SA *	26,847,575
1,686,990	Powszechna Kasa Oszczednosci Bank Polski SA	23,388,612
3,558,570	Telekomunikacja Polska SA	18,554,405
34,207	Warsaw Stock Exchange *	557,027

	Total Poland	152,954,932

	Russia — 13.0%
867,100	Cherepovets MK Severstal GDR (Registered Shares)	12,269,695
1,408,213,120	Federal Hydrogenerating Co *	73,914,290
18,383,300	Gazprom OAO Sponsored ADR	409,758,849
4,478,890	Lukoil OAO ADR	247,840,390
1,704,232	Magnit OJSC Sponsored GDR (Registered Shares)	45,062,065
1,317,200	Magnitogorsk Iron & Steel Works Sponsored GDR (Registered Shares)	17,060,028
403,260	Mechel Sponsored ADR	9,468,545
7,106,000	MMC Norilsk Nickel JSC ADR	142,300,372
2,856,960	Mobile Telesystems Sponsored ADR	59,910,451
495,200	NovaTek OAO Sponsored GDR (Registered Shares)	46,665,836
1,184,050	Novolipetsk Steel Class S	4,426,424
382,357	Novolipetsk Steel GDR (Registered Shares)	14,242,846
1,645,056	OAO Tatneft Sponsored GDR (Registered Shares)	50,927,012
16,740	Rosneft Oil Co	110,410
7,067,500	Rosneft OJSC GDR (Registered Shares) *	46,765,132
135,000	Russia Petroleum Class S *(a)	1,350
37,170,440	Sberbank Class S	119,719,185
1,511,611	Sistema JSFC Sponsored GDR (Registered Shares)	39,238,211
6,853,962	Surgutneftegas Sponsored ADR	63,870,708
1,207,720	TNK-BP Holding	2,970,991
16,992,000	United Co RUSAL Plc *	21,460,591
665,700	Uralkali Sponsored GDR	17,973,900
1,646,700	VTB Bank OJSC GDR (Registered Shares)	10,491,743

236,647	X5 Retail Group NV GDR (Registered Shares) *	8,983,015

	Total Russia	1,465,432,039

	South Africa — 3.0%
805,400	Absa Group Ltd	14,669,475
1,588,400	African Bank Investments Ltd	7,877,686
517,700	AngloGold Ashanti Ltd	24,156,011
2,882,932	Aveng Ltd	16,601,854
8,088,696	FirstRand Ltd	22,918,809
3,608,616	Grindrod Ltd	9,172,222
2,846,786	Growthpoint Properties Ltd	7,044,457
918,600	Imperial Holdings Ltd	15,866,949
134,300	Kumba Iron Ore Ltd	7,528,761
412,800	Massmart Holdings Ltd	8,151,828
1,902,400	MTN Group Ltd	32,502,839
1,171,700	Murray & Roberts Holdings Ltd	6,364,640
3,630,300	Sanlam Ltd	13,305,726
538,000	Sasol Ltd	23,949,909
2,027,354	Shoprite Holdings Ltd	27,591,412
9,393,554	Steinhoff International Holdings Ltd *	28,532,837
3,491,900	Telkom South Africa Ltd	17,286,078
711,316	Tiger Brands Ltd	18,606,764
1,249,510	Wilson Bayly Holmes-Ovcon Ltd	23,363,789
4,239,100	Woolworths Holdings Ltd	15,795,003

	Total South Africa	341,287,049

	South Korea — 20.5%
10,563	Amorepacific Corp	9,890,982
185,975	Boryung Pharmaceutical Co Ltd	3,727,054
1,596,885	Busan Bank	18,857,031
406,018	Celltrion Inc *	11,319,046
317,859	Cheil Industries Inc	29,172,024
1,081,482	Daegu Bank	13,478,883
1,178,101	Daehan Pulp Co Ltd *	4,975,343
308,213	Daelim Industrial Co Ltd	28,819,546
13,953	Daesun Shipbuilding & Engineering Co Ltd *	431,186
283,071	Dongbu Insurance Co Ltd	9,322,746
289,126	Edu Ark Co Ltd *(a)	—
756,095	Finetex EnE Inc *	2,078,575
157,880	GS Engineering & Construction Corp	13,608,876
571,333	GS Holdings Corp	30,961,936
1,810,280	Hana Financial Group Inc	59,309,244
961,794	Hanwha Chemical Corp	26,287,779
649,767	Hanwha Corp	24,841,904
152,665	Honam Petrochemical Corp	32,016,242
3,738,353	Hynix Semiconductor Inc *	75,678,125
236,849	Hyosung Corp	21,724,969
514,068	Hyundai Development Co	14,993,841
652,874	Hyundai Heavy Industries Co Ltd	208,942,537
281,450	Hyundai Mipo Dockyard	42,184,399
534,767	Hyundai Mobis	126,726,359
793,850	Hyundai Motor Co	117,983,982
205,460	Hyundai Steel Co	19,469,700
3,507,632	In the F Co Ltd *(c)	3,018,600
1,665,281	Industrial Bank of Korea	23,249,326
1,816,041	Kangwon Land Inc	40,778,558
2,295,833	KB Financial Group Inc	107,370,712
37,272	KCC Corp	10,762,422
1,168,358	Kia Motors Corp	49,267,470

136,095	Kolon Industries Inc *	7,285,339
1,713,493	Korea Exchange Bank	16,536,369
351,668	Korea Investment Holdings Co Ltd	10,463,238
96,721	Korea Zinc Co Ltd	23,198,455
539,858	KT Corp	21,540,323
1,262,772	KT&G Corp	68,257,854
183,711	LG Chem Ltd	61,399,577
682,621	LG Corp	48,070,687
1,184,466	LG Display Co Ltd	40,369,499
1,523,484	LG Telecom Ltd	9,339,573
84,016	Lotte Shopping Co Ltd	34,296,985
333,284	Maeil Dairy Industry	5,873,860
9,670	O Media Holdings Co Ltd *	290,667
122,134	OCI Company Ltd.	31,937,208
286,335	POSCO	112,442,440
666,329	Pumyang Construction Co Ltd (c)	2,939,479
280,334	Samsung C&T Corp	18,553,014
1,251,561	Samsung Heavy Industries Co Ltd	35,797,456
420,613	Samsung Electronics Co Ltd	299,331,343
2,096,030	Shinhan Financial Group Co Ltd	80,703,364
295,459	SK Energy Co Ltd	42,110,962
319,936	SK Telecom Co Ltd	47,210,070
499,378	SK Holdings Co Ltd	54,639,286
3,101,333	Woori Finance Holdings Co Ltd	38,177,458
830,152	Youngone Corp	7,442,381

	Total South Korea	2,299,456,284

	Sri Lanka — 0.1%
3,201,130	Hatton National Bank Plc	11,444,770
229,574	Lanka Walltile Ltd	205,875

	Total Sri Lanka	11,650,645

	Taiwan — 8.5%
2,984,300	Asustek Computer Inc	25,760,531
26,002,000	China Petrochemical Development Corp. *	25,892,535
29,722,621	China Steel Corp	30,543,922
52,952,660	Chinatrust Financial Holding Co Ltd	31,803,641
30,758,246	Chunghwa Telecom Co Ltd	74,526,767
33,627,818	Compal Electronics Inc	41,745,451
7,155,000	Delta Electronics Inc	31,769,492
8,702,500	Far Eastone Telecommunications Co Ltd	12,270,943
24,589,016	First Financial Holding Co Ltd	16,435,056
16,197,455	Hon Hai Precision Industry Co Ltd	57,542,252
4,216,751	HTC Corp	116,636,401
535,000	Largan Precision Co Ltd	11,848,164
9,429,223	Lite-On Technology Corp	12,216,673
17,901,000	Macronix International Co Ltd	10,729,472
49,948,000	Mega Financial Holding Co Ltd	33,141,757
28,761,697	Nan Ya Plastics Corp	64,017,061
4,244,658	Novatek Microelectronics Corp Ltd	13,479,298
9,800,438	Pegatron Corp *	13,398,863
5,378,500	Powertech Technology Inc	16,999,193
22,432,290	Quanta Computer Inc	44,025,394
42,651,355	Taishin Financial Holding Co Ltd *	18,633,954
9,374,000	Taiwan Glass Industrial Corp	10,915,699
90,422,697	Taiwan Semiconductor Manufacturing Co Ltd	187,372,226
16,282,866	Wistron Corp	32,953,885
12,332,708	WPG Holdings Co Ltd	22,894,927

	Total Taiwan	957,553,557

	Thailand — 5.4%
16,325,590	Advanced Info Service Pcl (Foreign Registered) (a)	48,813,235
2,584,000	Airports of Thailand Pcl (Foreign Registered) (a)	3,267,317
51,455,660	Asian Property Development Pcl (Foreign Registered) (a)	11,050,928
62,000	Bangkok Bank Pcl (Foreign Registered) (a)	294,990
7,932,010	Bangkok Bank Pcl NVDR	37,739,730
11,242,386	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	14,237,297
545,240	Banpu Pcl (Foreign Registered) (a)	13,615,368
31,151,000	Charoen Pokphand Foods Pcl (Foreign Registered) (a)	25,739,897
22,493,000	CP ALL Pcl (Foreign Registered) (a)	30,505,806
25,807,084	Home Product Center Pcl (Foreign Registered) (a)	7,671,892
92,571,800	IRPC Pcl (Foreign Registered) (a)	14,134,452
12,218,460	Kasikornbank Pcl (Foreign Registered) (a)	48,835,363
3,523,490	Kasikornbank Pcl NVDR	13,908,283
45,378,600	Krung Thai Bank Pcl (Foreign Registered) (a)	24,311,935
8,115,000	PTT Aromatics & Refining Pcl (Foreign Registered) (a)	10,184,841
2,930,000	PTT Chemical Pcl (Foreign Registered) (a)	14,832,289
5,543,000	PTT Exploration & Production Pcl (Foreign Registered) (a)	30,573,550
8,467,270	PTT Pcl (Foreign Registered) (a)	86,438,008
14,463,870	Robinson Department Store Pcl (Foreign Registered) (a)	11,567,118
12,644,400	Saha Pathana International Holding Pcl (Foreign Registered) (a)	7,933,649
3,593,138	Siam Cement Pcl (Foreign Registered) (a)	42,483,667
555,990	Siam Cement Pcl NVDR	6,096,353
13,680,080	Siam Commercial Bank Pcl (Foreign Registered) (a)	46,777,848
3,108,050	Star Block Co Ltd (Foreign Registered) *(a)(b)(c)	—
8,176,200	Thai Airways International Pcl (Foreign Registered) (a)	14,834,204
9,186,320	Thai Oil Pcl (Foreign Registered) (a)	20,412,934
13,871,000	Thanachart Capital Pcl (Foreign Registered) (a)	17,067,872
13,025,000	Thoresen Thai Agencies Pcl (Foreign Registered) (a)	8,777,928

	Total Thailand	612,106,754

	Turkey — 5.3%
8,595,206	Akbank TAS	48,732,423
635,940	Anadolu Efes Biracilik ve Malt Sanayii AS	8,826,925
1,824,850	Arcelik AS	9,486,771
3,732,100	Asya Katilim Bankasi AS	7,774,620
3,269,270	Dogus Otomotiv Servis ve Ticaret AS *	13,198,308
2,012,382	Enka Insaat ve Sanayi AS	7,289,180
5,902,300	Eregli Demir ve Celik Fabrikalari TAS *	19,841,379
1,843,062	Ford Otomotiv Sanayi AS	15,970,537
5,580,931	Haci Omer Sabanci Holding AS	27,573,176
11,736,519	KOC Holding AS	55,237,651
42,150	Medya Holding AS * (a) (b)	—
1,356,420	Tupras-Turkiye Petrol Rafineriler AS *	32,972,881
4,750,099	Turk Hava Yollari Anonim Ortakligi	17,337,988
6,197,481	Turk Sise ve Cam Fabrikalari AS *	10,612,853
11,468,970	Turk Telekomunikasyon AS	47,958,323
6,890,385	Turkcell Iletisim Hizmet AS	47,007,852
17,161,840	Turkiye Garanti Bankasi	95,376,991
13,557,215	Turkiye IS Bankasi Class C	52,594,755
3,917,660	Turkiye Vakiflar Bankasi TAO Class D	10,905,956
3,360,300	Turkiye Halk Bankasi AS	31,537,045
9,048,533	Yapi ve Kredi Bankasi AS *	31,446,718

	Total Turkey	591,682,332

	TOTAL COMMON STOCKS (COST $8,517,649,544)	9,977,366,452

	PREFERRED STOCKS — 8.2%

	Brazil — 6.0%
1,550,300	AES Tiete SA 9.97%	21,257,175
4,518,696	Banco Bradesco SA 0.50%	88,471,145
1,235,400	Banco do Estado do Rio Grande do Sul SA Class B 1.32%	14,042,894
2,768,100	Brasil Telecom SA *	19,389,293
1,773,100	Centrais Eletricas Brasileiras SA Class B 6.93%	27,197,323
1,436,980	Cia Energetica de Minas Gerais 2.37%	23,885,413
115,106	Companhia de Bebidas das Americas 7.95%	15,474,124
350,700	Companhia de Transmissao de Energia Eletrica Paulista 1.77%	10,840,488
748,300	Companhia Paranaense de Energia Class B 0.17%	18,548,204
573,900	Eletropaulo Metropolitana SA 6.10%	10,369,428
961,000	Metalurgica Gerdau SA 3.24%	13,031,173
724,900	Gerdau SA 2.45%	8,244,226
4,976,441	Itausa-Investimentos Itau SA 0.42%	37,614,998
2,168,804	Petroleo Brasileiro SA (Petrobras) 0.50%	31,103,984
4,098,060	Petroleo Brasileiro SA Sponsored ADR 0.53%	119,991,197
1,457,260	Tele Norte Leste Participacoes ADR 11.50%	20,532,793
266,400	Telecomunicacoes de Sao Paulo SA 1.97	6,231,951
3,202,500	Usinas Siderrurgicas de Minas Gerais SA Class A 3.42%	34,927,534
1,854,308	Vale SA Preference A 1.99%	51,911,107
3,787,500	Vale SA Preference A Sponsored ADR 1.90%	107,527,125

	Total Brazil	680,591,575

	Chile — 0.1%
781,938	Embotelladora Andina SA A Shares 1.78%	3,273,789
1,885,602	Embotelladora Andina SA B Shares 1.60%	9,477,351

	Total Chile	12,751,140

	Russia — 1.0%
105,223,650	Surgutneftegaz Class S 7.04%	48,072,687
3,208,560	TNK BP Holding 24.27%	6,770,062
42,015	Transneft 0.63%	54,926,420

	Total Russia	109,769,169

	South Korea — 1.1%
204,895	Hyundai Motor Co 1.85%	11,564,841
219,787	Samsung Electronics Co Ltd (Non Voting) 2.16%	109,515,986

	Total South Korea	121,080,827

	TOTAL PREFERRED STOCKS (COST $795,508,129)	924,192,711

	INVESTMENT FUNDS — 0.3%

	China — 0.1%
199,464	Martin Currie China A Share Fund Ltd Class B *(a) (d)	9,478,546
245,374	Martin Currie China A Share Fund Ltd Class S *(a) (d)	2,133,648
25,045	Martin Currie China A Share Fund Ltd Class S *(a) (d)	1,669,610

	Total China	13,281,804

	India — 0.1%
12,146	Fire Capital Mauritius Private Fund *(a) (d)	9,957,950
1,371,900	TDA India Technology Fund II LP *(a) (d)	1,585,217

	Total India	11,543,167

		Poland — 0.0%
	1,749,150	The Emerging European Fund II LP *(a) (d)	370,613

		Russia — 0.1%
	9,500,000	NCH Eagle Fund LP *(a) (d)	8,988,225
	2,769	Steep Rock Russia Fund LP *(a) (d)	700,557

		Total Russia	9,688,782

		Ukraine — 0.0%
	16,667	Societe Generale Thalmann Ukraine Fund *(a) (d) (e)	4,000

		TOTAL INVESTMENT FUNDS (COST $30,002,838)	34,888,366

Par Value/
Shares		Description	Value ($)

		DEBT OBLIGATIONS — 0.3%

		Poland — 0.2%
PLN 100,677,888		TRI Media Secured Term Note, 4.56% , due 02/07/13(a) (d)	25,559,882

		United States — 0.1%
USD 7,868,718		U.S. Treasury Inflation Indexed Note, 2.38% , due 04/15/11(f)	7,938,183

		TOTAL DEBT OBLIGATIONS (COST $37,439,571)	33,498,065

		RIGHTS AND WARRANTS — 0.1%

		China — 0.1%
	4,549,770	Industrial & Commercial Bank of China Ltd Class H Rights, Expires 12/16/10*	1,494,110
	315,050	Kingboard Chemical Holdings Ltd Warrants, Expires 10/31/12*	191,908

		Total China	1,686,018

		Malaysia — 0.0%
	4,307,796	Sunway City Warrants, Expires 10/04/17*	1,441,599

		South Korea — 0.0%
	56,422	Kolon Industries Inc Rights, Expires 12/02/10*	399,051

		TOTAL RIGHTS AND WARRANTS (COST $2,315,132)	3,526,668

		MUTUAL FUNDS — 0.0%

		United States — 0.0%

		Affiliated Issuers
	8,064	GMO Special Purpose Holding Fund (g)	4,194

		TOTAL MUTUAL FUNDS (COST $0)	4,194

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.1%

		Time Deposits — 1.1%
EUR	9	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.33%, due 12/01/10	12
HKD	80,065,013	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/10	10,310,880
USD	389,361	Citibank (New York) Time Deposit, 0.21%, due 12/01/10	389,361
USD	65,000,000	Royal Bank of Canada (Grand Cayman) Time Deposit, 0.18%, due 12/01/10	65,000,000

USD	48,000,000	Societe Generale (Grand Cayman) Time Deposit, 0.17%, due 12/01/10	48,000,000

		Total Time Deposits	123,700,253

		TOTAL SHORT-TERM INVESTMENTS (COST $123,700,253)	123,700,253

		TOTAL INVESTMENTS — 98.8% (COST $9,506,615,467)	11,097,176,709

		Other Assets and Liabilities (net) — 1.2%	137,166,756

		TOTAL NET ASSETS — 100.0%	$11,234,343,465

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 9,737,623,552	$1,605,431,659	$(245,878,502)	$1,359,553,157

Additional information on each restricted security is as follows:

			Value as a
			Percentage
	Acquisition	Acquisition	of Fund’s	Value as of November
Issuer Description	Date	Cost	Net Assets	30, 2010
CBAY Systems Holdings Ltd	5/14/2007	$17,013,437	0.23%	$26,090,236
Fire Capital Mauritius Private Fund**	9/06/06-10/26/09	12,180,554	0.09%	9,957,950
Martin Currie China A Share Fund Ltd Class B	1/20/06	2,159,084	0.08%	9,478,546
Martin Currie China A Share Fund Ltd Class S	4/23/10	2,453,738	0.02%	2,133,648
Martin Currie China A Share Fund Ltd Class S	10/14/08	—	0.01%	1,669,610
NCH Eagle Fund LP	1/08/03	9,500,000	0.08%	8,988,225
Societe Generale Thalmann Ukraine Fund	7/15/97	199,943	0.00%	4,000
Steep Rock Russia Fund LP	12/22/06-5/13/09	2,250,000	0.01%	700,557
TDA India Technology Fund II LP	2/23/00-3/23/04	787,800	0.01%	1,585,217
TRI Media Secured Term Note	8/7/09	29,505,475	0.23%	25,559,882
The Emerging European Fund II LP	12/05/97-6/24/02	471,720	0.00%	370,613

				$86,538,484

**	GMO Emerging Markets Fund has committed an additional $7,834,879 to this investment.
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of underlying funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Special Purpose Holding Fund	$4,435	$—	$—	$—	$—	$4,194
GMO U.S. Treasury Fund	74,488,836	402,519,848	477,008,683	25,288	—	—

Totals	$74,493,271	$402,519,848	$477,008,683	$25,288	$—	$4,194

Investments in Other Affiliated Issuers
An Affiliated company is a company in which the Fund has or had ownership of at least 5% of the voting securities. A summary of the Fund’s transactions with companies that are or were affiliates during the period ended November 30, 2010 is set forth below:

	Value, beginning of			Dividend
Affiliate	period	Purcheses	Sales Proceeds	Income	Value, end of period
Banco de Chile*	$—	$9,425,877	$57,706	$—	$9,869,045
Boryung Pharmaceutical Co Ltd*	4,294,391	—	1,770,056	2,895	3,727,054
CBAY Systems Holding Ltd	12,969,456	—	—	—	26,090,236
Daehan Pulp Co Ltd*	5,372,382	—	557,216	—	4975,343
Dimerco Express Taiwan Corp*	3,800,682	—	4,148,450	—	—
In the F Co Ltd	2,849,143	601,212	65,740	—	3,018,600
Pumyang Construction	4,299,731	—	1,009,843	—	2,939,479
Star Block Co Ltd (Foreign Registered	940	—	—	—	—

Totals	$33,586,725	$10,027,089	$7,609,011	$2,895	$50,619,757

*	No longer an affiliate as of November 30, 2010
A summary of outstanding financial instruments at November 30, 2010 is as follows:
Swap Agreements
Total Return Swaps

Notional	Expiration				Market
Amount	Date	Counterparty	Fund Pays	Fund Receives	Value
18,041,452 USD	2/2/2011	Morgan Stanley Capital Services Inc.	Depreciation of Total Return on Asustek Computer Inc + (Daily Fed Funds Rate – 4.00%)	Appreciation of Total Return on Asustek Computer Inc	$800,061
11,429,192 USD	2/1/2011	Morgan Stanley Capital Services Inc.	Depreciation of Total Return on Redecard SA + (Daily Fed Funds Rate – 5.00%)	Appreciation of Total Return on Redecard SA	(187,422)
8,021,828 USD	2/2/2011	Morgan Stanley Capital Services Inc.	Depreciation of Total Return on Samsung Electro-Mechanics Co Ltd + (Daily Fed Funds Rate – 4.00%)	Appreciation of Total Return on Samsung Electro-Mechanics Co Ltd	(17,906)

					$594,733

				Premiums to (Pay) Receive	$—

As of November 30, 2010, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
ADR — American Depositary Receipt
CPO — Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.
Foreign Registered — Shares issued to foreign investors in markets that have foreign ownership limits.
GDR — Global Depository Receipt
NVDR — Non-Voting Depository Receipt

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Bankrupt issuer.

(c)	Affiliated company.

(d)	Private placement securities are restricted as to resale.

(e)	The security is currently in full liquidation.

(f)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(g)	Underlying investment represents interests in defaulted claims.
Currency Abbreviations:
EUR — Euro
HKD — Hong Kong Dollar
PLN — Polish Zloty
USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 6.1% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, 75.0% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: Certain of the Fund’s securities in Thailand and India were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations. The Fund valued various third-party investment funds based on valuations provided by fund sponsors and adjusted the values for liquidity considerations as well as the timing of the receipt of information. The Fund valued certain equity securities based on the values of underlying securities or underlying indices to which the securities are linked, and other equity securities based on the last traded exchange price adjusted for the movement in a securities index. The Fund deemed certain bankrupt and delisted securities to be worthless or near worthless.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)		Total
Common Stocks
Argentina	$2,586,478	$—	$—		$2,586,478
Brazil	654,037,774	—	—		654,037,774
Chile	154,333,556	—	—		154,333,556
China	77,419,840	949,073,523	0	*	1,026,493,363
Czech Republic	—	212,201,308	—		212,201,308
Egypt	—	197,725,356	—		197,725,356
Hungary	—	186,698,393	—		186,698,393
India	54,668,325	375,802,190	73,010,874		503,481,389
Indonesia	16,248,539	162,463,416	—		178,711,955
Malaysia	—	192,588,846	—		192,588,846
Mexico	111,938,462	—	—		111,938,462
Morocco	—	30,435,255	—		30,435,255
Peru	5,167,641	—	—		5,167,641
Philippines	—	88,843,084	—		88,843,084
Poland	557,027	152,397,905	—		152,954,932
Russia	69,378,996	1,396,051,693	1,350		1,465,432,039
South Africa	—	341,287,049	—		341,287,049
South Korea	290,667	2,299,165,617	0	*	2,299,456,284
Sri Lanka	—	11,650,645	—		11,650,645
Taiwan	—	957,553,557	—		957,553,557
Thailand	—	57,744,366	554,362,388		612,106,754
Turkey	—	591,682,332	0	*	591,682,332

TOTAL COMMON STOCKS	1,146,627,305	8,203,364,535	627,374,612		9,977,366,452

Preferred Stocks
Brazil	680,591,575	—	—		680,591,575
Chile	12,751,140	—	—		12,751,140
Russia	6,770,062	102,999,107	—		109,769,169
South Korea	—	121,080,827	—		121,080,827

TOTAL PREFERRED STOCKS	700,112,777	224,079,934	—		924,192,711

Investment Funds
China	—	—	13,281,804		13,281,804
India	—	—	11,543,167		11,543,167
Poland	—	—	370,613		370,613
Russia	—	—	9,688,782		9,688,782
Ukraine	—	—	4,000		4,000

TOTAL INVESTMENT FUNDS	—	—	34,888,366		34,888,366

Debt Obligations
Poland	—	—	25,559,882		25,559,882
United States	—	7,938,183	—		7,938,183

TOTAL DEBT OBLIGATIONS	—	7,938,183	25,559,882		33,498,065

Rights and Warrants
China	—	1,686,018	—		1,686,018
Malaysia	—	1,441,599	—		1,441,599
South Korea	—	399,051	—		399,051

TOTAL RIGHTS AND WARRANTS	—	3,526,668	—		3,526,668

Mutual Funds
United States	—	4,194	—		4,194

TOTAL MUTUAL FUNDS	—	4,194	—		4,194

Short-Term Investments	123,700,253	—	—		123,700,253

Total Investments	1,970,440,335	8,438,913,514	687,822,860		11,097,176,709

Derivatives **
Swap Agreements
Equity risk	—	800,061	—		800,061

Total Derivatives	—	800,061	—		800,061

Total	$1,970,440,335	$8,439,713,575	$687,822,860		$11,097,976,770

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives **
Swap Agreements
Equity risk	$—	$(205,328)	$—	$(205,328)

Total Derivatives	—	(205,328)	—	(205,328)

Total	$—	$(205,328)	$—	$(205,328)

*	Represents the Investments in securities that have no value at November 30, 2010.

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
** Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities using Level 3 inputs were 6.1% of total net assets.
     The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
					Change in					from Investments
	Balances as	Net	Accrued	Total	Unrealized				Balances as	still held as of
	of February	Purchases/	Discounts/	Realized	Appreciation	Transfers		Transfers out	of November 30,	November 30,
	28, 2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	into Level 3*		of Level 3*	2010	2010
Common Stocks
China	$8,189	$—	$—	$—	$(8,189)	$—		—	$—	$(8,189)
India	—	10,922,957	—	17,047,637	5,799,067	39,241,213	**	—	73,010,874	5,799,068
Russia	—	—	—	—	(2,325,835)	2,327,185	**	—	1,350	(2,325,835)
South Korea	—	(1,097,976)	—	1,097,976	—	—		—	—	—
Thailand	493,561,819	(143,756,457)	—	102,253,698	160,047,694	—		(57,744,366)**	554,362,388	160,393,785
Turkey	273	—	—	—	(273)	—		—	—	—

Total Common Stocks	493,570,281	(133,931,476)	—	120,399,311	163,512,464	41,568,398		(57,744,366)	627,374,612	163,858,829

Private Equity Securities
Russia	2,610	—	—	(1,673,054)	1,670,444	—		—	—	—

Total Private Equity Securities	2,610	—	—	(1,673,054)	1,670,444	—		—	—	—

Investment Funds
China	11,891,906	—	—	1,901,894	(511,996)	—		—	13,281,804	(511,996)
India	10,728,924	(94,191)	—	31,742	876,692	—		—	11,543,167	819,826
Poland	393,802	—	—	—	(23,189)	—		—	370,613	(23,189)
Russia	9,266,776	—	—	—	422,006	—		—	9,688,782	422,006
Ukraine	4,000	—	—	—	—	—		—	4,000	—

Total Investment Funds	32,285,408	(94,191)	—	1,933,636	763,513	—		—	34,888,366	706,647

Debt Obligations Poland	26,303,383	—	—	—	(743,501)	—		—	25,559,882	(743,501)

Total	$552,161,682	$(134,025,667)	$—	$120,659,893	$165,202,920	$41,568,398		$(57,744,366)	$687,822,860	$163,821,975

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended November 30, 2010, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
In addition, Indian regulators have alleged that the Fund violated certain conditions under which it was granted permission to operate in India and have restricted the Fund’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of the Fund, a portion of the assets are not permitted to be withdrawn from the Fund’s local custodial account located in India. The amount of restricted assets is small relative to the size of the Fund, representing approximately 0.1% of the Fund’s total assets as of November 30, 2010. The effect of this claim on the value of the restricted assets, and all matters relating to the Fund’s response to these allegations are subject to the supervision and control of the Trust’s Board of Trustees. The Fund’s costs in respect of this matter are being borne by the Fund.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind. These risks are particularly pronounced for the Fund because it typically makes equity investments in companies tied economically to emerging markets and may make investments in companies with smaller market capitalizations. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

• Market Disruption and Geopolitical Risk — Geopolitical events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Smaller Company Risk — The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.
Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Focused Investment Risk (increased risk from the Fund’s focus on investments in a limited number of countries and geographic regions); Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Fund of Funds Risk (risk that the underlying funds (including exchange-traded funds (ETFs)) in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to local closing prices, and supplied by a third party vendor based on that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2010, the Fund used total return swap agreements as a substitute for direct investment in securities. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2010, the Fund held rights and warrants received as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$3,526,668	$—	$3,526,668
Unrealized appreciation on swap agreements	—	—	—	800,061	—	800,061

Total	$—	$—	$—	$4,326,729	$—	$4,326,729

Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$—	$(205,328)	$—	$(205,328)

Total	$—	$—	$—	$(205,328)	$—	$(205,328)

The volume of derivative activity, based on absolute values (rights and warrants) or notional amounts (swap agreements), outstanding at each month-end, was as follows for the period ended November 30, 2010:

	Swap	Rights/
	Agreements	Warrants
Average amount outstanding	$15,902,315	$1,541,989

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Flexible Equities Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 91.6%

	Japan — 91.6%
2,552	Advance Residence Investment Corp (REIT) *	4,570,169
362,700	Aeon Co Ltd	4,418,053
46,500	Aeon Credit Service Co Ltd	600,051
356,900	Aiful Corp *	305,852
70,100	Alfresa Holdings Corp	2,903,659
31,800	Alpen Co Ltd	529,341
25,100	AOKI Holdings Inc	396,693
28,000	Aoyama Trading Co Ltd	486,632
27,200	Arcs Co Ltd	372,847
15,100	Asatsu—DK Inc	372,762
39,000	Bank of Saga Ltd (The)	97,747
20,900	Bank of the Ryukyus Ltd	233,008
271,000	Bank of Yokohama Ltd (The)	1,310,418
116,650	Belluna Co Ltd	551,871
237,000	Best Denki Co Ltd *	721,161
2,328	BIC Camera Inc	933,355
50,200	Cawachi Ltd	944,759
125,000	Cedyna Financial Corp *	211,990
45	Central Japan Railway Co	346,982
126,700	Century Tokyo Leasing Corp	1,868,531
26,900	Chiba Kogyo Bank Ltd (The) *	137,881
23,600	Chiyoda Integre Co Ltd	287,663
32,400	Circle K Sunkus Co Ltd	449,052
16,700	Coca—Cola Central Japan Co Ltd	215,636
44,800	Cocokara fine Holdings Inc	883,172
63,985	Credit Saison Co Ltd	1,013,574
110,000	CSK Holdings Corp *	450,134
24,300	Daidoh Ltd	197,382
340,900	Daiei Inc *	1,313,542
74,200	Daiichikosho Co Ltd	1,314,865
220,000	Daikyo Inc *	374,154
147,000	Daio Paper Corp	916,068
141,900	Daito Trust Construction Co Ltd	8,766,708
283	DA Office Investment Corp (REIT)	883,287
153,600	DCM Japan Holdings Co Ltd	804,104
15,712	Dena Co Ltd	457,701
7,700	Don Quijote Co Ltd	221,876
16,700	Doshisha Co Ltd	359,195
55,600	DTS Corp	624,584
163,600	Edion Corp	1,285,097
50,700	Electric Power Development Co Ltd	1,546,215
18,700	Fast Retailing Co Ltd	2,945,615
369,754	Fuji Fire & Marine Insurance Co Ltd (The) *	486,173
252,000	Fuji Electric Holdings Co Ltd	672,121
9,500	Fuji Soft Inc	139,204
65,000	Fukuoka Financial Group Inc	249,663
55	Fukuoka REIT Corp (REIT)	361,535
74,100	Fuyo General Lease Co Ltd	2,175,728
795	Geo Corp	843,432
122	Global One Real Estate Investment Co Ltd (REIT)	1,034,855
8,300	H.I.S. Co Ltd	165,826
77	Hankyu Reit Inc (REIT)	366,096
69,600	Heiwado Co Ltd	837,898
52,300	Hikari Tsushin Inc	1,111,158
80,000	Hitachi Cable Ltd	211,018

29,700	Hitachi Capital Corp	405,634
6,100	Hogy Medical Co Ltd	269,943
71,000	Hokuetsu Bank Ltd (The)	129,770
59,270	Honeys Co Ltd	837,617
31,700	IBJ Leasing Co Ltd	735,641
94,000	Isetan Mitsukoshi Holdings Ltd	1,075,417
95,300	IT Holdings Corp	1,125,147
20,100	Itoki Corp	51,057
59,600	Ito En Ltd	959,992
129,675	Izumiya Co Ltd	485,829
124,100	Izumi Co Ltd	1,683,434
384,000	JACCS Co Ltd	852,557
522	Japan Prime Realty Investment Corp (REIT)	1,321,886
47	Japan Real Estate Investment Corp (REIT)	453,203
150	Japan Excellent Inc (REIT)	889,951
3,104	Japan Retail Fund Investment Corp (REIT)	4,988,291
100,489	Joshin Denki Co Ltd	935,374
122,000	J—Oil Mills Inc	327,861
81,440	K’s Holdings Corp	2,120,462
826,000	Kajima Corp	2,056,332
110,400	Kao Corp	2,764,353
56,600	Kasumi Co Ltd	291,969
30,100	Kato Sangyo Co Ltd	455,824
2,908	KDDI Corp	16,592,352
69,300	Keiyo Co Ltd	339,106
256	Kenedix Realty Investment Corp (REIT)	1,026,061
7,420	Kirin Holdings Co Ltd	103,159
108,600	Kohnan Shoji Co Ltd	1,199,603
139,400	Kojima Co Ltd	820,046
321,000	Kurabo Industries Ltd	551,544
75,000	Kyodo Printing Co Ltd	162,099
27,000	Kyoritsu Maintenance Co Ltd	372,143
48,000	Kyowa Exeo Corp	426,717
61,000	Kyudenko Corp	357,306
13,400	Lawson Inc	593,587
550,900	Leopalace21 Corp *	991,259
247,000	Maeda Corp	738,866
28,000	Maeda Road Construction Co Ltd	205,726
192,300	Marudai Food Co Ltd	567,221
82,074	Maruetsu Inc (The)	298,969
897,000	Maruha Nichiro Holdings Inc	1,422,094
22,000	Maruzen Showa Unyu Co Ltd	66,027
11,700	Matsuda Sangyo Co Ltd	185,748
192,800	Medipal Holdings Corp	2,073,729
525	MID REIT Inc (REIT)	1,382,532
39,100	Mikuni Coca—Cola Bottling Co Ltd	340,753
74,800	Mirait Holdings Corp *	513,920
677,392	Mitsubishi Paper Mills Ltd *	743,269
55,680	Mitsubishi UFJ Lease & Finance Co Ltd	2,032,843
25,000	Mitsui Home Co Ltd	111,853
9,116,900	Mizuho Financial Group Inc	14,400,490
166	Mori Hills REIT Investment Corp (REIT)	530,095
297,000	Morinaga Milk Industry Co Ltd	1,152,002
8,900	Moshi Moshi Hotline Inc	203,433
13,900	NEC Fielding Ltd	158,953
31,700	NEC Networks & System Integration Corp	373,679
330,000	Nichias Corp	1,579,617
19,200	Nichiha Corp	148,017
247,200	Nichirei Corp	1,051,675
8,800	Nihon Kohden Corp	170,633

173,000	Nihon Yamamura Glass Co Ltd	421,078
91,000	Nippon Corp	592,397
66	Nippon Building Fund Inc (REIT)	644,002
61,000	Nippon Densetsu Kogyo Co Ltd	566,269
173,000	Nippon Express Co Ltd	689,283
73,000	Nippon Flour Mills Co Ltd	334,694
41,000	Nippon Konpo Unyu Soko Co Ltd	438,868
94,800	Nippon Paper Group Inc	2,248,299
271,700	Nippon Suisan Kaisha Ltd	800,313
363,800	Nippon Telegraph & Telephone Corp	16,492,396
65,700	Nishimatsuya Chain Co Ltd	631,682
1,159,984	Nishimatsu Construction Co Ltd	1,438,919
56,800	Nissen Holdings Co Ltd	250,576
106,000	Nissin Corp	260,979
11,000	Nitori Co Ltd	969,165
12,200	Nitto Kogyo Corp	125,840
147,000	NKSJ Holdings Inc *	982,258
175	Nomura Real Estate Office Fund (REIT)	1,110,692
9,957	NTT Docomo Inc	16,157,497
426,000	Obayashi Corp	1,765,880
51,000	OJI Paper Co Ltd	232,602
34,000	Okamura Corp	189,556
117	Okinawa Cellular Telephone Co	227,774
16,100	Okinawa Electric Power Co	731,427
22,000	Okuwa Co Ltd	217,078
1,373,558	Orient Corp *	984,526
66,670	ORIX Corp	5,686,503
131	ORIX JREIT Inc (REIT)	728,659
878,132	Osaka Gas Co Ltd	3,282,140
1,419	Pacific Golf Group International Holdings KK	913,130
50,800	Parco Co Ltd	420,841
329	Pasona Group Inc	236,498
981,000	Penta Ocean Construction Co Ltd	1,508,594
10,790	Point Inc	473,455
292	Premier Investment Corp (REIT)	1,417,532
115,000	Rengo Co Ltd	719,832
533,800	Resona Holdings Inc	3,257,783
64,700	Ricoh Leasing Co Ltd	1,659,778
32,700	Right On Co Ltd	140,518
248,000	Round One Corp	1,258,740
23,800	Ryoshoku Ltd	495,197
18,200	Saint Marc Holdings Co Ltd	672,728
12,700	Sanei—International Co Ltd	145,315
41,000	Sanki Engineering	254,440
567,000	Sankyo—Tateyama Holdings Inc *	661,323
434,418	Sankyu Inc	1,708,939
248,159	Sanwa Shutter Corp	737,865
102,000	Sanyo Shokai Ltd	411,646
4,900	San—A Co Ltd	177,186
144,700	Sapporo Hokuyo Holdings Inc	599,684
109,000	Secom Co Ltd	4,849,039
109,000	Seiko Holdings Corp *	386,144
110,000	Seino Holdings Co Ltd	689,368
60,700	Seiren Co Ltd	402,746
223,516	Senko Co Ltd	642,744
19,900	Senshukai Co Ltd	114,559
342,000	Seven & I Holdings Co Ltd	8,355,513
151,000	Shimizu Corp	605,013
76,350	Ship Healthcare Holdings Inc	875,851
58,500	Shizuoka Gas Co Ltd	314,598

	56,300	Shoei Co Ltd	433,516
	35,000	Showa Sangyo Co Ltd	92,222
	110,300	Sumitomo Forestry Co Ltd	862,846
	168,600	Sumitomo Mitsui Financial Group Inc	5,177,497
	824,311	Sumitomo Trust & Banking Co Ltd	4,374,201
	12,600	Sundrug Co Ltd	342,658
	14,900	Suzuken Co Ltd	435,042
	716,000	SWCC Showa Holdings Co Ltd *	716,140
	1,027,000	Taiheiyo Cement Co Ltd *	1,260,881
	314,400	Taihei Kogyo Co Ltd	1,368,803
	1,538,836	Taisei Corp	3,465,241
	5,700	Terumo Corp	302,788
	430,098	TOA Corp	482,828
	47,300	Toho Holdings Co Ltd	589,391
	35,760	Token Corp	1,123,002
	511,000	Tokyo Gas Co Ltd	2,228,561
	28,700	Tokyo Tomin Bank Ltd (The)	294,889
	123	Tokyu REIT Inc (REIT)	716,619
	57,760	Tokyu Construction Co Ltd	168,261
	123	Top REIT Inc (REIT)	731,735
	1,000,000	Toyo Construction Co Ltd	523,554
	58,000	Toyo Securities Co Ltd	89,228
	12,800	Tsuruha Holdings Inc	554,695
	617	T—Gaia Corp	938,824
	215,000	Uchida Yoko Co Ltd	788,120
	30,500	United Arrows Ltd	431,978
	947	United Urban Investment Corp (REIT)	1,092,006
	787,000	Unitika Ltd *	667,003
	302,700	UNY Co Ltd	2,731,506
	24,070	USS Co Ltd	1,743,285
	80,100	Valor Co Ltd	613,515
	22,500	Xebio Co Ltd	453,605
	4,998	Yahoo Japan Corp	1,792,293
	42,280	Yamada Denki Co Ltd	2,686,062
	27,000	Yokohama Reito Co Ltd	171,221
	23,000	Yonekyu Corp	170,245
	17,000	Yurtec Corp	58,302
	31,200	Yusen Air & Sea Service Co Ltd	398,500

		Total Japan	270,861,777

		TOTAL COMMON STOCKS (COST $258,658,957)	270,861,777

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 7.7%

		Time Deposits — 7.7%
USD	5,000,000	Bank of America (Charlotte) Time Deposit, 0.21%, due 12/01/10	5,000,000
USD	7,654,578	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.21%, due 12/01/10	7,654,578
JPY	20,291,849	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/10	242,464
USD	5,000,000	Citibank (New York) Time Deposit, 0.21%, due 12/01/10	5,000,000
USD	5,000,000	HSBC Bank (New York) Time Deposit, 0.21%, due 12/01/10	5,000,000

		Total Time Deposits	22,897,042

		TOTAL SHORT-TERM INVESTMENTS (COST $22,897,042)	22,897,042

TOTAL INVESTMENTS — 99.3% (COST $281,555,999)	293,758,819

Other Assets and Liabilities (net) — 0.7%	2,092,971

TOTAL NET ASSETS — 100.0%	$295,851,790

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 290,907,736	$20,010,712	$(17,159,629)	$2,851,083
A summary of outstanding financial instruments at November 30, 2010 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement Date	Counterparty	Deliver/Receive	Units of Currency	Value	Appreciation (Depreciation)
Buys †
12/08/10	Bank of New York Mellon	JPY	4,782,824,292	$57,152,980	$(2,065,969)
12/08/10	Barclays Bank PLC	JPY	1,414,081,806	16,897,754	16,017
1/11/11	Bank of New York Mellon	JPY	2,497,523,721	29,861,208	31,125

				$103,911,942	$(2,018,827)

Sales #
12/08/10	Bank of New York Mellon	JPY	4,782,824,292	$57,152,981	$523,053
12/08/10	Barclays Bank PLC	JPY	1,414,081,806	16,897,754	660,191
1/11/11	Deutsche Bank AG	JPY	8,110,450,000	96,971,184	3,028,816
1/11/11	Barclays Bank PLC	JPY	1,414,081,806	16,907,223	(17,219)

				$187,929,142	$4,194,841

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
136	TOPIX	December 2010	$13,929,643	$186,741

Swap Agreements
Forward Cross Currency Swaps

		Expiration		Receive/	Fixed		Market
Deliver	Receive	Date	Counterparty	(Pay)#	Rate	Variable Rate	Value
11,331,250,000 JPY	125,000,000 USD	6/27/2011	Morgan Stanley Capital Services Inc.	(Pay)	0.00%	3 Month USD BBA LIBOR – 0.20%	$(10,443,573)
						Premiums to (Pay) Receive	$—

#	Receive — Fund receives fixed rate and sells variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
As of November 30, 2010, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BBA — British Banks Association

REIT — Real Estate Investment Trust

TOPIX — Tokyo Stock Price Index

USD LIBOR — London Interbank Offered Rate denominated in United States Dollars.

* Non-income producing security.

Currency Abbreviations:

JPY — Japanese Yen

USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, 91.4% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Japan	$513,920	$270,347,857	$—	$270,861,777

TOTAL COMMON STOCKS	513,920	270,347,857	—	270,861,777

Short-Term Investments	22,897,042	—	—	22,897,042

Total Investments	23,410,962	270,347,857	—	293,758,819

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	4,259,202	—	4,259,202

Futures Contracts
Equity risk	—	186,741	—	186,741

Total	$23,410,962	$274,793,800	$—	$298,204,762

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(2,083,188)	$—	$(2,083,188)

Swap Agreements
Foreign currency risk	—	(10,443,573)	—	(10,443,573)

Total	$—	$(12,526,761)	$—	$(12,526,761)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
						Change in				(Depreciation) from
	Balances as	Net		Accrued	Total	Unrealized	Transfers	Transfers	Balances as	Investments still
	of February	Purchases/		Discounts/	Realized	Appreciation	into	out of	of November	held as of
	28, 2010	(Sales)		Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*	30, 2010	November 30, 2010
Common Stocks
Japan	$2,146,388	$(1,956,344	)**	$—	$—	$(190,044)	$—	$—	$—	$—

Total	$2,146,388	$(1,956,344)		$—	$—	$(190,044)	$—	$—	$—	$—

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Sale transaction occurred as a result of a corporate action.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Management and Operational Risk — The Fund runs the risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations. In addition, while each GMO Fund is exposed to some level of management and operational risk, this risk may be particularly pronounced for this Fund because it does not seek to control risk relative to a particular securities market index or benchmark. This risk is also pronounced for this Fund because the risks created by its derivative positions and other investments may cause it to incur significant losses.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to reduce the market value of the Fund’s equity investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Focused Investment Risk — Focusing investments in countries, regions, sectors, or companies with high positive correlations to one another creates additional risk. As of the date of this Prospectus, this risk was particularly pronounced for the Fund because it had invested substantially all of its assets in equity investments tied economically to Japan. This risk may be particularly pronounced for the Fund because it may invest a significant portion of its assets in a particular geographic region or foreign country or in the securities of a limited number of issuers. A decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Smaller Company Risk — The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Other principal risks of an investment in the Fund include Market Disruption and Geopolitical Risk (the risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Short Sales Risk (risk that the Fund’s loss on a short sale of securities that the Fund does not own is unlimited); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2010, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to local closing prices, and supplied by a third party vendor based on that vendor’s proprietary models. As of November 30, 2010, futures contracts representing 0.1% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified using Level 2 inputs in the table above. During the period ended November 30, 2010, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts.

To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2010, the Fund used swap agreements to adjust currency exposure. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$—	$—	$—	$186,741	$—	$186,741
Unrealized appreciation on forward currency contracts	—	4,259,202	—	—	—	4,259,202

Total	$—	$4,259,202	$—	$186,741	$—	$4,445,943

Liabilities:
Unrealized depreciation on forward currency contracts	$—	$(2,083,188)	$—	$—	$—	$(2,083,188)
Unrealized depreciation on swap agreements	—	(10,443,573)	—	—	—	(10,443,573)

Total	$—	$(12,526,761)	$—	$—	$—	$(12,526,761)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended November 30, 2010:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements
Average amount outstanding	$440,725,925	$4,464,615	$145,005,641

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 95.1%

	Australia — 2.4%
628,232	Amcor Ltd	3,878,908
608,893	Aristocrat Leisure Ltd	1,514,166
1,470,894	Asciano Group *	2,280,435
250,340	Australia and New Zealand Banking Group Ltd	5,426,484
133,808	Billabong International Ltd	1,081,882
775,530	BlueScope Steel Ltd	1,430,739
402,857	Crown Ltd	3,162,013
1,354,100	CSR Ltd	2,204,490
3,077,898	Dexus Property Group (REIT)	2,299,146
1,524,340	Fairfax Media Ltd	1,998,494
190,060	Foster’s Group Ltd	1,028,709
1,267,784	Incitec Pivot Ltd	4,531,477
566,900	Lend Lease Group	4,109,586
71,520	Macquarie Group Ltd	2,425,461
1,002,385	Myer Holdings Ltd	3,502,281
198,497	National Australia Bank Ltd	4,451,267
1,058,380	Qantas Airways Ltd *	2,663,499
63,455	Rio Tinto Ltd	4,982,208
2,469,312	Telstra Corp Ltd	6,644,666
480,767	Ten Network Holdings Ltd	673,939
42,305	Westfield Retail Trust REIT 144A *	111,511
178,946	Westfield Group (REIT)	2,080,611
71,857	Westpac Banking Corp	1,469,181

	Total Australia	63,951,153

	Austria — 0.4%
87,434	OMV AG	2,934,169
159,780	Telekom Austria AG	2,217,538
353,190	Wienerberger AG *	5,583,177

	Total Austria	10,734,884

	Belgium — 0.5%
1,829,970	Ageas	4,169,489
77,510	Anheuser-Busch InBev NV	4,237,455
139,730	Belgacom SA	4,720,920

	Total Belgium	13,127,864

	Brazil — 1.2%
355,200	Banco do Brasil SA	6,815,630
147,700	Hypermarcas SA *	2,337,047
250,800	Localiza Rent A Car SA	4,119,053
346,800	Multiplus SA	6,978,071
733,700	PDG Realty SA Empreendimentos e Participacoes	4,446,018
444,600	Sul America SA	5,263,840
31,600	Totvs SA	3,139,727

	Total Brazil	33,099,386

	Denmark — 0.6%
241,300	Danske Bank A/S *	5,985,153
283,400	H Lundbeck A/S	4,901,983
108,980	Pandora A/S 144A *	5,693,686

	Total Denmark	16,580,822

	Finland — 2.2%
153,843	Fortum Oyj	4,058,430
177,000	KCI Konecranes Oyj	6,942,666
142,490	Metso Oyj	7,314,755
403,585	Nokian Renkaat Oyj	12,998,284
1,759,316	Nokia Oyj	16,269,485
193,550	Sampo Oyj Class A	4,732,444
438,055	UPM—Kymmene Oyj	6,502,791

	Total Finland	58,818,855

	France — 10.9%
62,940	Accor SA	2,657,594
129,566	Air France—KLM *	2,264,112
1,390,541	Alcatel-Lucent *	3,773,519
240,070	ArcelorMittal	7,567,201
698,481	AXA	10,002,548
396,396	BNP Paribas	23,446,674
193,523	Bouygues SA	7,716,648
122,713	Cap Gemini SA	5,166,764
272,310	Carrefour SA	12,308,855
69,368	Christian Dior SA	9,600,626
116,300	Compagnie de Saint-Gobain	5,200,796
105,498	Compagnie Generale des Etablissements Michelin-Class B	7,112,264
175,449	Danone SA	10,265,946
215,509	Electricite de France	8,973,088
196,220	European Aeronautic Defense and Space Co NV *	4,396,395
622,915	France Telecom SA	12,632,599
220,017	GDF Suez	7,272,132
85,157	L’Oreal SA	9,050,175
41,255	Lafarge SA	2,245,420
22,204	LVMH Moet Hennessy Louis Vuitton SA	3,363,051
103,673	Pernod-Ricard SA	8,442,908
127,843	Publicis Groupe SA	5,711,533
168,568	Renault SA *	8,828,051
395,628	Sanofi-Aventis	23,982,562
110,384	Schneider Electric SA	15,471,356
90,043	Societe BIC SA	7,281,225
164,519	Societe Generale	7,607,030
63,394	Sodexo	3,996,359
92,162	Technip SA	7,131,203
639,737	Total SA	31,053,164
41,677	Vallourec SA	3,947,432
578,386	Vivendi SA	14,083,077

	Total France	292,552,307

	Germany — 7.5%
179,539	Allianz SE (Registered)	19,658,859
33,301	Axel Springer AG	4,663,232
99,239	BASF AG	7,387,526
285,151	Bayer AG	20,657,126
168,040	Continental AG *	13,009,281
408,615	Daimler AG (Registered) *	26,388,186
245,230	Deutsche Lufthansa AG (Registered) *	5,210,068
245,988	Deutsche Bank AG (Registered)	11,648,025
103,290	Deutsche Boerse AG	6,239,943
347,970	Deutsche Post AG (Registered)	5,564,834
840,484	Deutsche Telekom AG (Registered)	10,750,980
595,345	E.ON AG	17,042,909
116,580	HeidelbergCement AG	6,312,004

476,150	Heidelberger Druckmaschinen AG *	2,109,492
117,400	K+S AG	7,816,828
24,432	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,388,913
80,479	RWE AG	4,999,484
281,114	SAP AG	13,093,677
149,343	Siemens AG (Registered)	16,277,866

	Total Germany	202,219,233

	Greece — 0.3%
543,014	Alapis Holding Industrial and Commercial SA	548,096
579,476	National Bank of Greece SA *	4,822,792
171,372	OPAP SA	2,755,629

	Total Greece	8,126,517

	Hong Kong — 2.0%
1,225,500	Cheung Kong Holdings Ltd	18,051,872
1,487,622	Great Eagle Holdings Ltd	4,310,458
1,356,000	Henderson Land Development Co Ltd	9,512,395
1,234,000	Hutchison Whampoa Ltd	12,292,758
526,000	Sun Hung Kai Properties Ltd	8,619,744

	Total Hong Kong	52,787,227

	Hungary — 0.1%
1,183,813	Magyar Telekom Nyrt	2,985,671

	India — 0.5%
859,406	Hindalco Industries Ltd	3,886,425
736,100	Housing Development & Infrastructure Ltd *	3,032,227
121,384	ICICI Bank Ltd	3,029,704
1,281,913	Indiabulls Real Estate Ltd *	4,298,544

	Total India	14,246,900

	Ireland — 0.3%
781,339	C&C Group Plc	3,154,703
277,341	CRH Plc	4,811,598
55,489	DCC Plc	1,447,715

	Total Ireland	9,414,016

	Israel — 0.2%
103,960	Teva Pharmaceutical Industries Ltd Sponsored ADR	5,202,158

	Italy — 7.1%
525,065	Assicurazioni Generali SPA	9,199,713
125,019	Atlantia SPA	2,446,703
810,023	Autogrill SPA *	10,350,508
255,747	Buzzi Unicem SPA	2,384,734
2,625,200	Enel Green Power SPA 144A *	5,179,614
4,658,657	Enel SPA	21,886,690
2,187,736	ENI SPA	44,020,973
255,223	Finmeccanica SPA	2,880,921
56,261	Fondiaria—Sai SPA	375,150
85,640	Fondiaria—Sai SPA-Di RISP	348,215
5,308,193	Intesa San Paolo	13,807,052
2,427,178	Intesa Sanpaolo SPA-Di RISP	5,191,896
528,677	Italcementi SPA-Di RISP	2,068,249
468,486	Lottomatica SPA	5,741,075
885,937	Mediaset SPA	4,891,572
590,130	Mediobanca SPA	4,855,246

345,191	Prysmian SPA	5,492,463
2,851,786	Saras SPA *	4,955,536
634,356	Snam Rete Gas SPA	3,010,449
447,259	Telecom Italia SPA	550,378
8,155,258	Telecom Italia SPA-Di RISP	8,523,676
13,362,253	UniCredit SPA	25,828,249
749,134	Unione di Banche Italiane ScpA	6,203,827

	Total Italy	190,192,889

	Japan — 19.2%
458,800	Aisin Seiki Co Ltd	14,839,808
175,800	Alps Electric Co Ltd	1,726,542
1,260,000	Asahi Glass Co Ltd	14,010,124
1,469,000	Asahi Kasei Corp	8,712,930
341,400	Astellas Pharma Inc	12,223,423
390,800	Canon Inc	18,387,254
1,291,000	Ebara Corp *	5,496,094
583,300	FujiFilm Holdings Corp	19,524,905
1,853,000	Fujitsu Ltd	11,872,477
6,163,000	Hitachi Ltd	29,065,740
1,200,600	Honda Motor Co Ltd	43,426,825
261,200	Hoya Corp	6,155,591
1,115,300	Itochu Corp	10,328,727
481,800	JSR Corp	8,164,844
370,100	JS Group Corp	6,820,829
3,131,100	JX Holdings Inc	19,344,752
332,100	Kansai Electric Power Co Inc (The)	7,990,545
202,800	Kao Corp	5,077,996
715,000	Kirin Holdings Co Ltd	9,940,511
302,800	Lawson Inc	13,413,294
970,000	Minebea Co Ltd	5,739,958
186,000	Miraca Holdings Inc	6,606,691
468,700	Mitsubishi Corp	11,832,747
1,907,000	Mitsubishi Electric Corp	18,839,207
2,884,600	Mitsubishi UFJ Financial Group Inc	13,677,426
1,682,000	Mitsui OSK Lines Ltd	11,548,058
184,700	Nidec Corp	18,432,417
21,100	Nintendo Co Ltd	5,720,839
360,000	Nissan Chemical Industries Ltd	4,298,386
2,943,100	Nissan Motor Co Ltd	27,526,551
65,850	Nitori Co Ltd	5,801,777
15,105	NTT Docomo Inc	24,511,297
114,180	ORIX Corp	9,738,787
369	ORIX JREIT Inc (REIT)	2,052,483
1,078,000	Sekisui Chemical Co Ltd	7,388,005
90,300	Shimamura Co Ltd	8,240,232
349,700	Stanley Electric Co Ltd	6,242,114
704,800	Sumitomo Electric Industries Ltd	9,201,677
538,300	Sumitomo Mitsui Financial Group Inc	16,530,525
397,000	Sumitomo Realty & Development Co Ltd	8,531,094
1,415,000	Teijin Ltd	5,702,009
644,300	Tokyo Electric Power Co Inc (The)	15,014,656
206,000	Toyo Suisan Kaisha Ltd	4,346,466

	Total Japan	514,046,613

	Malaysia — 0.2%
3,403,700	Petronas Chemicals Group Bhd 144A *	5,748,949

	Mexico — 0.1%
67,900	Grupo Aeroportuario del Sureste SAB de CV ADR	3,511,109

	Netherlands — 2.7%
134,800	ASML Holding NV	4,387,178
194,256	Dockwise Ltd *	4,581,424
77,715	Fugro NV	5,235,141
167,929	Imtech NV	5,660,622
590,243	ING Groep NV *	5,205,708
653,795	Koninklijke Ahold NV	7,905,307
607,232	Koninklijke KPN NV	8,657,908
243,241	Koninklijke Philips Electronics NV	6,576,809
382,370	Reed Elsevier NV	4,474,009
1,295,050	SNS REAAL NV *	5,185,592
560,702	Unilever NV	15,805,321

	Total Netherlands	73,675,019

	New Zealand — 0.1%
409,466	Sky Network Television Ltd	1,576,007

	Norway — 2.5%
391,810	Aker Solutions ASA	5,793,000
2,206,576	BW Offshore Ltd *	4,982,019
530,152	DnB NOR ASA	6,487,659
893,500	Norsk Hydro ASA	5,240,347
762,080	Orkla ASA	6,392,320
928,237	ProSafe ASA	6,130,604
343,750	Statoil ASA	6,816,850
865,400	Storebrand ASA *	5,003,585
748,310	Telenor ASA	10,760,628
208,450	Yara International ASA	9,907,553

	Total Norway	67,514,565

	Philippines — 0.3%
15,650,000	Alliance Global Group Inc	4,021,940
1,158,600	Cebu Air Inc 144A *	3,303,892

	Total Philippines	7,325,832

	Poland — 0.1%
687,890	Telekomunikacja Polska SA	3,586,662

	Russia — 0.5%
262,590	Lukoil OAO ADR	14,530,477

	Singapore — 0.7%
2,577,000	Ascendas Real Estate Investment Trust (REIT)	4,057,812
2,392,000	Global Logistic Properties Ltd 144A *	4,021,843
743,000	Keppel Corp Ltd	5,994,639
389,300	Singapore Airlines Ltd	4,542,972

	Total Singapore	18,617,266

	South Korea — 1.6%
58,000	Doosan Heavy Industries and Construction Co	4,038,227
23,610	Hyundai Mobis	5,594,978
16,900	LG Chem Ltd	5,648,289
242,430	LG Display Co Ltd	8,262,608
33,300	LG Electronics Inc	2,956,241
7,680	Shinsegae Co Ltd	3,754,783

336,400	SK Telecom Co Ltd ADR	6,048,472
49,520	SK Holdings Co Ltd	5,418,215

	Total South Korea	41,721,813

	Spain — 2.2%
2,026,700	Banco Santander SA	19,320,254
526,770	Enagas	9,714,380
221,281	Red Electrica de Espana	9,671,955
499,978	Repsol YPF SA	12,051,990
372,885	Telefonica SA	7,919,196

	Total Spain	58,677,775

	Sweden — 1.2%
165,000	Autoliv Inc SDR	12,106,757
679,500	Nordea Bank AB	6,780,954
416,400	Svenska Cellulosa AB Class B	6,077,068
516,300	Swedbank AB Class A *	6,529,303

	Total Sweden	31,494,082

	Switzerland — 4.0%
107,780	Adecco SA	6,121,625
132,850	Credit Suisse Group AG (Registered)	4,912,018
48,922	Energiedienst Holding AG (Registered)	2,460,147
424,600	Novartis AG (Registered)	22,612,780
225,940	Roche Holding AG (Non Voting)	30,984,094
58,326	Sulzer AG	7,568,322
22,148	Swisscom AG (Registered)	9,035,011
59,762	Syngenta AG (Registered)	16,586,990
28,789	Zurich Financial Services AG	6,405,480

	Total Switzerland	106,686,467

	Taiwan — 0.7%
755,800	Asustek Computer Inc	6,524,079
577,960	Hon Hai Precision Industry Co Ltd	2,053,231
212,490	HTC Corp	5,877,527
2,624,574	Pegatron Corp *	3,588,239

	Total Taiwan	18,043,076

	Thailand — 0.1%
357,200	PTT Pcl (Foreign Registered) (a)	3,646,471

	Turkey — 0.4%
449,380	Koza Altin Isletmeleri AS	5,560,716
413,000	Turkiye Halk Bankasi AS	3,876,082

	Total Turkey	9,436,798

	United Kingdom — 22.3%
237,355	AMEC Plc	3,994,573
314,214	Anglo American Plc	13,780,449
52,503	Associated British Foods Plc	866,965
446,394	AstraZeneca Plc	20,866,528
975,505	Aviva Plc	5,381,447
219,510	Babcock International Group Plc	1,777,654
913,995	BAE Systems Plc	4,702,336
2,887,996	Barclays Plc	11,603,207
988,472	BG Group Plc	17,870,919
392,367	BHP Billiton Plc	13,942,243
335,230	Bodycote Plc	1,360,965

6,290,962	BP Plc	41,992,145
844,708	British American Tobacco Plc	30,666,299
147,007	Bunzl Plc	1,604,297
1,314,827	Centrica Plc	6,283,258
237,674	Cobham Plc	712,138
579,158	Compass Group Plc	5,008,578
636,626	Diageo Plc	11,366,410
328,167	Experian Plc	3,753,759
1,687,943	GlaxoSmithKline Plc	31,971,258
4,711,768	HSBC Holdings Plc	47,680,769
638,577	Imperial Tobacco Group Plc	18,750,699
899,931	Inchcape Plc *	4,547,454
818,591	International Power Plc	5,196,564
65,367	Johnson Matthey Plc	1,813,419
373,956	John Wood Group Plc	2,715,502
416,765	Lamprell Plc	1,907,096
375,528	Land Securities Group Plc (REIT)	3,676,702
2,518,981	Legal & General Group Plc	3,583,343
10,533,207	Lloyds Banking Group Plc *	9,948,191
465,295	Marks & Spencer Group Plc	2,700,558
1,052,320	National Express Group Plc *	3,645,044
592,162	National Grid Plc	5,230,025
130,878	Next Plc	4,097,383
176,973	Pearson Plc	2,552,530
34,133	Premier Oil Plc *	973,301
519,507	Prudential Plc	4,596,900
190,770	Reckitt Benckiser Group Plc	10,111,859
251,462	Reed Elsevier Plc	1,994,362
412,115	Rio Tinto Plc	26,273,704
14,195,520	Rolls—Royce Group Plc C Shares (London) *	22,080
212,345	Rolls—Royce Group Plc *	2,011,855
1,915,551	Royal Bank of Scotland Group Plc *	1,123,053
1,018,867	Royal Dutch Shell Plc A Shares (London)	30,706,766
915,454	Royal Dutch Shell Plc B Shares (London)	27,210,214
245,653	SABMiller Plc	7,778,348
53,902	Schroders Plc	1,340,150
328,300	Scottish & Southern Energy Plc	5,722,681
148,393	Severn Trent Plc	3,335,981
108,438	Shire Plc	2,540,870
246,114	Smith & Nephew Plc	2,235,574
80,837	Smiths Group Plc	1,432,901
469,190	Standard Chartered Plc	12,639,016
2,865,115	Tesco Plc	18,486,347
103,227	Travis Perkins Plc	1,299,411
200,340	Ultra Electronics Holdings Plc	5,048,556
521,706	Unilever Plc	14,444,470
17,967,511	Vodafone Group Plc	44,827,222
2,036,612	William Morrison Supermarkets Plc	8,626,288
180,288	WPP Plc	1,997,950
688,838	Xstrata Plc	13,829,482

	Total United Kingdom	598,160,048

	TOTAL COMMON STOCKS (COST $2,533,310,679)	2,552,038,911

	PREFERRED STOCKS — 1.1%

	Brazil — 0.4%
161,200	Cia Brasileira de Distribuicao Grupo Pao de Acucar Sponsored ADR 0.46%	6,781,684

	185,300	Vivo Participacoes SA 1.83%	5,330,104

		Total Brazil	12,111,788

		Germany — 0.2%
	56,820	Porsche Automobil Holding SE 0.16%	4,250,926

		Italy — 0.1%
	67,171	Exor SPA 1.89%	1,422,633
	138,580	Fiat SPA 3.35%	1,602,027

		Total Italy	3,024,660

		South Korea — 0.4%
	81,210	Hyundai Motor Co 1.85%	4,583,717
	22,500	LG Chem Ltd 2.09%	3,379,945
	54,440	LG Electronics Inc 4.27%	1,970,693

		Total South Korea	9,934,355

		TOTAL PREFERRED STOCKS (COST $23,949,826)	29,321,729

		RIGHTS AND WARRANTS — 0.0%

		Brazil — 0.0%
	247	Hypermarcas SA, Expires 12/08/10*	20

		Italy — 0.0%
	528,734	Mediobanca SPA Warrants, Expires 03/18/11*	8,168
	497,700	Unione di Banche Italiane SCPA Warrants, Expires 06/30/11*	2,778

		Total Italy	10,946

		Netherlands — 0.0%
	194,256	Dockwise Ltd, Expires 12/13/10*	69,342

		TOTAL RIGHTS AND WARRANTS (COST $111,947)	80,308

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 3.7%

		Time Deposits — 3.7%
USD	19,900,000	BNP Paribas (Grand Cayman) Time Deposit, 0.22%, due 12/01/10	19,900,000
SEK	210	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.87%, due 12/01/10	30
EUR	18,991,893	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.33%, due 12/01/10	24,652,427
GBP	353,259	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.48%, due 12/01/10	549,476
JPY	476,623,000	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/10	5,695,101
AUD	815	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.64%, due 12/01/10	781
NOK	2,290,249	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.81%, due 12/01/10	368,663
NZD	128	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.95%, due 12/01/10	95
EUR	18,436,720	Citibank (New York) Time Deposit, 0.33%, due 12/01/10	23,931,784
USD	24,000,000	Commerzbank (Grand Cayman) Time Deposit, 0.23%, due 12/01/10	24,000,000
USD	50,710	HSBC Bank (New York) Time Deposit, 0.21%, due 12/01/10	50,710

		TOTAL SHORT-TERM INVESTMENTS (COST $99,149,067)	99,149,067

		TOTAL INVESTMENTS — 99.9% (COST $2,656,521,519)	2,680,590,015

		Other Assets and Liabilities (net) — 0.1%	3,429,089

		TOTAL NET ASSETS — 100.0%	$2,684,019,104

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 2,709,422,294	$ 256,484,296	$ (285,316,575)	$ (28,832,279)

Notes to Schedule of Investments:
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR — American Depositary Receipt

REIT — Real Estate Investment Trust

SDR — Swedish Depository Receipt

* Non-income producing security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

AUD — Australian Dollar

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.1% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, 92.9% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund deemed certain bankrupt securities to be worthless. The Fund valued certain equity securities based on the values of underlying securities or underlying indices to which the securities are linked. The Fund valued one security for which trading had not yet commenced at its offer price.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Australia	$—	$63,839,642	$111,511	$63,951,153
Austria	—	10,734,884	—	10,734,884
Belgium	—	13,127,864	—	13,127,864
Brazil	33,099,386	—	—	33,099,386
Denmark	5,693,686	10,887,136	—	16,580,822
Finland	—	58,818,855	—	58,818,855
France	—	292,552,307	—	292,552,307
Germany	—	202,219,233	—	202,219,233
Greece	—	8,126,517	—	8,126,517
Hong Kong	—	52,787,227	—	52,787,227
Hungary	—	2,985,671	—	2,985,671
India	—	14,246,900	—	14,246,900
Ireland	—	9,414,016	—	9,414,016
Israel	5,202,158	—	—	5,202,158
Italy	5,179,614	185,013,275	—	190,192,889
Japan	—	514,046,613	—	514,046,613
Malaysia	5,748,949	—	—	5,748,949
Mexico	3,511,109	—	—	3,511,109
Netherlands	—	73,675,019	—	73,675,019
New Zealand	—	1,576,007	—	1,576,007
Norway	—	67,514,565	—	67,514,565
Philippines	3,303,892	4,021,940	—	7,325,832
Poland	—	3,586,662	—	3,586,662
Russia	—	14,530,477	—	14,530,477
Singapore	4,021,843	14,595,423	—	18,617,266
South Korea	6,048,472	35,673,341	—	41,721,813
Spain	—	58,677,775	—	58,677,775
Sweden	—	31,494,082	—	31,494,082
Switzerland	—	106,686,467	—	106,686,467
Taiwan	—	18,043,076	—	18,043,076
Thailand	—	—	3,646,471	3,646,471
Turkey	—	9,436,798	—	9,436,798
United Kingdom	—	598,160,048	—	598,160,048

TOTAL COMMON STOCKS	71,809,109	2,476,471,820	3,757,982	2,552,038,911

Preferred Stocks
Brazil	12,111,788	—	—	12,111,788
Germany	—	4,250,926	—	4,250,926
Italy	—	3,024,660	—	3,024,660
South Korea	—	9,934,355	—	9,934,355

TOTAL PREFERRED STOCKS	12,111,788	17,209,941	—	29,321,729

Rights and Warrants
Brazil	—	20	—	20
Italy	—	10,946	—	10,946
Netherlands	—	69,342	—	69,342

TOTAL RIGHTS AND WARRANTS	—	80,308	—	80,308

Total Short-Term Investments	99,149,067	—	—	99,149,067

Total Investments	183,069,964	2,493,762,069	3,757,982	2,680,590,015

Total	$183,069,964	$2,493,762,069	$3,757,982	$2,680,590,015

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.1% of total net assets.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation)
									from
					Change in				Investments
	Balances as	Net	Accrued	Total	Unrealized			Balances as	Still Held as of
	of February	Purchases/	Discounts/	Realized	Appreciation	Transfers	Transfers out	of November 30,	November 30,
	28, 2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	into Level 3*	of Level 3*	2010	2010
Common Stocks
Australia	$—	$117,531	$—	$—	$(6,020)	$—	$—	$111,511	$(6,020)
Canada	2,092	—		(565,598)	563,506	—	—	—	—
Thailand	6,963,258	(4,215,953)		573,375	325,791	—	—	3,646,471	587,927

Total	$6,965,350	$(4,098,422)	$—	$7,777	883,277	$—	$—	$3,757,982	$581,907

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.
• Credit and Counterparty Risk — The Fund runs the risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.
Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments at desirable prices and/or increased likelihood of honoring redemption requests in-kind); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments); and Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2010, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to local closing prices, and supplied by a third party vendor based on that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2010, the Fund held rights and warrants received as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$80,308	$—	$80,308

Total	$—	$—	$—	$80,308	$—	$80,308

The volume of derivative activity, based on absolute values (forward currency contracts and rights and warrants), outstanding at each month-end, was as follows for the period ended November 30, 2010:

Forward
	Currency	Rights/
	Contracts	Warrants
Average amount outstanding	$ 63,666,520	$ 301,690

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 95.6%

	Australia — 3.3%
141,856	Aquarius Platinum Ltd	720,007
107,203	Aristocrat Leisure Ltd	266,587
431,953	Asciano Group *	669,689
122,263	Billabong International Ltd	988,536
2,219,240	Dexus Property Group (REIT)	1,657,741
791,018	Fairfax Media Ltd	1,037,068
330,685	Iress Market Technology Ltd	2,728,605
1,286,430	Pacific Brands Ltd *	1,278,451
837,100	PanAust Ltd *	574,849
329,780	Primary Health Care Ltd	1,063,809
91,900	Sonic Healthcare Ltd	1,037,873
2,169,320	Ten Network Holdings Ltd	3,040,954
166,269	West Australian Newspapers Holdings Ltd	1,043,140

	Total Australia	16,107,309

	Austria — 0.4%
16,047	Flughafen Wien AG	984,848
58,311	Wienerberger AG *	921,772

	Total Austria	1,906,620

	Belgium — 1.4%
34,448	CMB Cie Maritime Belge SA	1,014,312
32,020	Compagnie d’Entreprises CFE	1,766,786
111,200	Nyrstar	1,447,929
4,918	SA D’Ieteren NV	2,598,417

	Total Belgium	6,827,444

	Brazil — 4.5%
163,800	Aliansce Shopping Centers SA	1,337,455
336,900	Brasil Brokers Participacoes SA	1,846,996
686,200	Cia Hering	12,082,339
403,600	Even Construtora e Incorporadora SA	2,109,096
240,500	Iochpe-Maxion SA	3,530,494
138,600	Profarma Distribuidora de Produtos Farmaceuticos SA	1,192,319

	Total Brazil	22,098,699

	Canada — 3.1%
73,300	Corus Entertainment Inc Class B	1,495,918
171,600	Flint Energy Services Ltd *	2,818,349
400,000	Galleon Energy Inc Class A *	1,609,274
9,250	Gran Colombia Gold Corp *	17,391
625,000	Gran Colombia Gold Corp *	1,175,052
43,300	Intact Financial Corp	2,064,717
650,000	Orleans Energy Ltd *	1,336,028
189,300	Precision Drilling Corp *	1,622,756
274,000	Trilogy Energy Corp	2,912,026

	Total Canada	15,051,511

	Chile — 0.3%
1,438,500	Administradora de Fondos de Pensiones Provida SA	1,679,849

	China — 0.7%
3,877,000	361 Degrees International Ltd	3,217,067

	Denmark — 0.8%
95,990	H Lundbeck A/S	1,660,343
1,242,950	Ossur hf *	2,066,561

	Total Denmark	3,726,904

	Finland — 2.0%
96,184	KCI Konecranes Oyj	3,772,731
343,739	Oriola-KD Oyj Class B	1,770,095
82,600	Rautaruukki Oyj	1,495,791
119,314	YIT Oyj	2,623,199

	Total Finland	9,661,816

	France — 4.4%
31,741	Arkema	1,892,485
117,141	Boursorama *	1,219,356
9,644	Cap Gemini SA	406,055
112,439	Faurecia *	2,652,081
76,642	Renault SA *	4,013,808
52,105	Societe BIC SA	4,213,412
53,083	Technip SA	4,107,394
21,874	Virbac SA	3,272,202

	Total France	21,776,793

	Germany — 4.9%
3,664	Axel Springer AG	513,080
40,694	Bauer AG	1,614,252
52,386	Cat Oil AG	461,289
32,050	Continental AG *	2,481,239
110,590	Deutsche Lufthansa AG (Registered) *	2,349,555
75,000	Deutsche Wohnen AG *	911,079
22,690	Deutsche Boerse AG	1,370,746
70,828	Francotyp-Postalia Holdings AG *	319,156
38,661	Gerresheimer AG *	1,412,066
31,000	HeidelbergCement AG	1,678,437
316,557	Heidelberger Druckmaschinen AG *	1,402,446
13,293	MAN SE	1,555,649
3,809	Nemetschek AG	142,186
39,337	Patrizia Immobilien AG *	186,223
278,879	Praktiker Bau-Und Heimwerkermaerkte Holding AG	2,520,184
77,015	Symrise AG	1,934,053
132,299	Tognum AG	3,138,660

	Total Germany	23,990,300

	Greece — 0.9%
880,890	Alapis Holding Industrial and Commercial SA	889,134
273,350	Ellaktor SA	1,108,794
37,200	Folli-Follie SA	804,478
109,095	Intralot SA	364,488
78,511	Metka SA	888,055
67,611	Mytilineos Holdings SA *	350,575

	Total Greece	4,405,524

	Hong Kong — 1.8%
413,400	Dah Sing Financial Group	2,863,156
4,125,000	PCCW Ltd	1,626,889
1,200,000	Yue Yuen Industrial Holdings	4,313,331

	Total Hong Kong	8,803,376

	India — 0.1%
38,250	Corporation Bank	581,810

	Indonesia — 0.1%
5,381,000	Borneo Lumbung Energi & Metal Tbk PT 144A *	696,897

	Ireland — 0.8%
277,116	C&C Group Plc	1,118,872
70,299	DCC Plc	1,834,109
116,610	Smurfit Kappa Group Plc *	1,026,250

	Total Ireland	3,979,231

	Italy — 7.0%
130,637	Arnoldo Mondadori Editore SPA *	404,226
459,850	Astaldi SPA	2,542,607
389,323	Autogrill SPA *	4,974,786
90,256	Benetton Group SPA	526,879
72,754	Brembo SPA	711,726
91,859	Buzzi Unicem SPA	856,547
359,716	Credito Emiliano SPA	1,905,467
58,226	ERG SPA	726,065
132,273	Exor SPA	3,486,276
60,132	Finmeccanica SPA	678,762
284,815	Fondiaria–Sai SPA-Di RISP	1,158,066
548,588	Grouppo Editoriale L’Espresso *	1,200,551
282,698	Italcementi SPA-Di RISP	1,105,949
186,181	Lottomatica SPA	2,281,560
449,300	Maire Tecnimont SPA	1,760,373
241,579	Mediaset SPA	1,333,843
237,548	Mediolanum SPA	940,164
103,945	Pirelli & C SPA	790,159
103,945	Prelios SPA *	52,363
157,581	Prysmian SPA	2,507,330
1,012,390	Saras SPA *	1,759,226
5,751	Trevi Finanziaria SPA	70,792
290,128	Unione di Banche Italiane ScpA	2,402,646

	Total Italy	34,176,363

	Japan — 18.6%
340,000	Air Water Inc	4,026,098
87,600	Alps Electric Co Ltd	860,325
125,200	Avex Group Holding Inc	1,801,984
129,700	Capcom	1,974,065
143,300	Cosmos Pharmaceutical Corp	4,495,723
575,000	Denki Kagaku Kogyo K K	2,547,340
399	EPS Co Ltd	889,066
315,000	Fuji Oil Co Ltd	4,272,916
75,100	Funai Electric Co Ltd	2,547,310
127,100	Hitachi Chemical Co Ltd	2,353,894
266,000	Hitachi Transport System Ltd	3,879,573
115,800	IRISO ELECTRONICS Co Ltd	1,787,007
200,000	Izumi Co Ltd	2,713,028
434,000	Japan Aviation Electronics Industry Ltd	3,139,065
94,440	K’s Holdings Corp	2,458,945
715	Kenedix Realty Investment Corp (REIT)	2,865,755
41,200	Kintetsu World Express Inc	1,053,977
144,600	Kyowa Exeo Corp	1,285,484
79,680	Mitsubishi UFJ Lease & Finance Co Ltd	2,909,068
333,000	Nabtesco Corp	6,138,768

506,000	NHK Spring Co Ltd	5,083,056
260,500	Nihon Kohden Corp	5,051,124
420,000	Nissin Electric Co Ltd	2,069,412
24,250	Obic Co Ltd	4,375,533
125,200	Saizeriya Co Ltd	2,285,550
696,000	Sumitomo Bakelite Co Ltd	3,602,045
170,800	Sumitomo Rubber Industries	1,731,839
136,500	Takata Corp	3,799,838
135,000	Toyo Suisan Kaisha Ltd	2,848,412
637,000	Tsubakimoto Chain Co	3,011,344
1,235,000	Ube Industries Ltd	3,134,156

	Total Japan	90,991,700

	Mexico — 1.6%
1,860,000	Genomma Lab Internacional SA Class B *	4,348,865
315,400	Grupo Continental SAB de CV	883,206
780,600	Mexichem SAB de CV	2,667,339

	Total Mexico	7,899,410

	Netherlands — 3.7%
110,330	AerCap Holdings NV *	1,433,187
36,511	CSM	1,107,235
83,265	Dockwise Ltd *	1,963,760
36,068	Fugro NV	2,429,661
105,982	Imtech NV	3,572,486
42,707	Koninklijke Ten Cate NV	1,445,068
31,312	Nutreco Holding NV	2,199,011
516,644	SNS REAAL NV *	2,068,727
211,573	Spyker Cars NV *	825,960
73,187	USG People NV *	1,283,887

	Total Netherlands	18,328,982

	New Zealand — 0.6%
889,740	Fisher & Paykel Appliances Holdings Ltd *	369,835
143,175	Pumpkin Patch Ltd	178,647
943,299	Sky City Entertainment Group Ltd	2,192,766

	Total New Zealand	2,741,248

	Norway — 1.8%
719,962	BW Offshore Ltd *	1,625,534
155,100	BWG Homes ASA *	507,719
38,750	Fred Olsen Energy ASA	1,436,354
85,780	Kongsberg Gruppen ASA	1,804,952
190,980	ProSafe ASA	1,261,340
249,063	SpareBank 1 SR Bank	2,185,066

	Total Norway	8,820,965

	Philippines — 1.1%
16,147,600	Alliance Global Group Inc	4,149,820
194,600	Cebu Air Inc 144A *	554,926
14,957,000	Pepsi-Cola Products Philippines Inc	899,121

	Total Philippines	5,603,867

	Singapore — 1.1%
1,710,000	Chemoil Energy Ltd *	564,066
3,725,000	First Ship Lease Trust	1,227,150
2,087,640	Mapletree Logistics Trust (REIT)	1,485,876
654,000	MobileOne Ltd	1,095,414

975,000	Petra Foods Ltd	1,184,922

	Total Singapore	5,557,428

	South Korea — 4.6%
102,270	Busan Bank	1,207,669
144,400	Daegu Bank	1,799,707
10,750	Daelim Industrial Co Ltd	1,005,182
37,410	Daishin Securities Co Ltd	475,456
26,780	Doosan Corp	3,240,780
442,142	Kortek Corp	3,025,461
16,320	Mando Corp 144A *	1,863,050
10,467	Nong Shim Co Ltd	1,846,594
35,140	S1 Corp	1,669,262
17,730	Sindoh Co Ltd	816,486
24,400	SK Holdings Co Ltd	2,669,718
81,600	Tong Yang Life Insurance Co Ltd	819,365
79,520	Youngone Holding Co Ltd	2,259,122

	Total South Korea	22,697,852

	Spain — 1.1%
123,100	Banco Espanol de Credito SA	975,984
2,241	Construcciones y Auxiliar de Ferrocarriles SA	1,044,157
127,110	Enagas	2,344,087
27,814	Red Electrica de Espana	1,215,720

	Total Spain	5,579,948

	Sweden — 1.2%
16,800	Autoliv Inc SDR	1,232,688
84,116	B&B Tools AB	1,091,353
42,066	Elekta AB Class B	1,416,593
50,700	Getinge AB Class B	1,064,850
1,227,088	Trigon Agri A/S *	1,010,249

	Total Sweden	5,815,733

	Switzerland — 3.3%
5,936	Banque Cantonale Vaudoise	2,691,881
111,950	Clariant AG (Registered) *	2,019,994
5,470	Kaba Holding AG (Registered)	2,048,398
44,679	Kardex AG (Registered) *	1,255,722
5,070	Rieter Holding AG (Registered) *	1,489,589
30,254	Sulzer AG	3,925,728
9,705	Valora Holding AG	2,870,115

	Total Switzerland	16,301,427

	Taiwan — 0.2%
634,561	Altek Corp	853,635

	Thailand — 0.2%
13,445,500	Quality Houses Pcl (Foreign Registered) (a)	940,845

	Turkey — 0.2%
59,729	Koza Altin Isletmeleri AS	739,098

	United Kingdom — 19.8%
333,554	Aquarius Platinum Ltd	1,691,377
240,650	Babcock International Group Plc	1,948,852
117,260	Berkeley Group Holdings Plc (Unit Shares) *	1,473,597
609,615	Bodycote Plc	2,474,912

267,810	Catlin Group Ltd	1,382,499
827,980	Centaur Media Plc	824,869
288,590	Charles Taylor Consulting Plc	762,517
960,760	Chaucer Holdings Plc	733,777
55,940	Chemring Group Plc	2,492,036
1,608,050	Collins Stewart Plc	2,002,476
1,821,517	Debenhams Plc *	1,999,983
885,510	Diploma Plc	3,857,768
364,170	Euromoney Institutional Investor Plc	3,929,937
1,085,120	F&C Asset Management Plc	1,279,657
538,023	Fenner Plc	2,522,141
573,190	Filtrona Plc	2,048,028
152,436	Galliford Try Plc	657,734
431,420	Great Portland Estates Plc (REIT)	2,217,318
303,370	Homeserve Plc	2,035,779
279,670	IMI Plc	3,735,171
499,547	Inchcape Plc *	2,524,268
1,451,180	ITE Group Plc	4,229,870
302,896	James Fisher & Sons Plc	2,272,284
147,400	JD Wetherspoon Plc	966,293
360,737	John Wood Group Plc	2,619,511
744,210	Jupiter Fund Management Plc 144A *	3,464,325
1,920,280	KCOM Group Plc	1,530,672
100,492	Kier Group Plc	1,980,738
944,900	Metric Property Investments Plc 144A *	1,523,799
449,429	N Brown Group	1,943,341
585,840	National Express Group Plc *	2,029,243
209,610	New Britain Palm Oil Ltd *	2,373,145
41,713	Next Plc	1,305,904
112,332	Petrofac Ltd	2,432,866
100,690	Premier Oil Plc *	2,871,171
327,426	PZ Cussons Plc	1,947,993
484,842	Restaurant Group Plc	2,046,858
738,621	RPS Group Plc	2,585,684
1,243,190	Senior Plc	2,575,266
566,950	Severfield-Rowen Plc	2,300,770
80,268	Travis Perkins Plc	1,010,405
158,795	Ultra Electronics Holdings Plc	4,001,624
174,073	United Business Media Ltd	1,668,135
842,022	Wilmington Group Plc	2,005,770
478,229	WSP Group Plc	2,640,777

	Total United Kingdom	96,921,140

	TOTAL COMMON STOCKS (COST $412,272,021)	468,480,791

	PREFERRED STOCKS — 1.1%

	Brazil — 0.7%
799,200	Marcopolo SA 0.92%	3,356,025

	South Korea — 0.4%
38,370	Daelim Industrial Co Ltd 0.46%	1,039,120
124,760	Daishin Securities Co Ltd 10.19%	1,107,410

	Total South Korea	2,146,530

	TOTAL PREFERRED STOCKS (COST $4,025,486)	5,502,555

		RIGHTS AND WARRANTS — 0.1%

		Canada — 0.1%
	1,250,000	Gran Colombia Gold Corp Warrants, Expires 08/24/15 144A *	231,357

		Hong Kong — 0.0%
	51,675	Dah Sing Financial Holdings Ltd Rights, Expires 12/10/10*	105,811

		Italy — 0.0%
	100,428	Unione di Banche Italiane SCPA Warrants, Expires 06/30/11*	561

		Netherlands — 0.0%
	83,265	Dockwise Ltd, Expires 12/13/10*	29,723

		TOTAL RIGHTS AND WARRANTS (COST $247,328)	367,452

		SHORT-TERM INVESTMENTS — 2.7%

Par Value		Description	Value ($)

		Time Deposits — 2.7%
USD	2,000,000	BNP Paribas (Grand Cayman) Time Deposit, 0.22%, due 12/01/10	2,000,000
USD	9,974	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.21%, due 12/01/10	9,974
SGD	32,204	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 12/01/10	24,390
AUD	322,401	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.64%, due 12/01/10	309,021
CAD	3,921	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.96%, due 12/01/10	3,820
HKD	1,453	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/10	187
JPY	93,793,851	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/10	1,120,731
GBP	1,084,874	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.48%, due 12/01/10	1,687,468
NZD	48	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.95%, due 12/01/10	36
NOK	3,430,799	Citibank (New York) Time Deposit, 1.81%, due 12/01/10	552,259
EUR	260,898	Citibank (New York) Time Deposit, 0.33%, due 12/01/10	338,659
USD	2,000,000	Commerzbank (Grand Cayman) Time Deposit, 0.23%, due 12/01/10	2,000,000
USD	2,000,000	HSBC Bank (USA) Time Deposit, 0.17%, due 12/01/10	2,000,000
USD	1,400,000	Royal Bank of Canada (Grand Cayman) Time Deposit, 0.18%, due 12/01/10	1,400,000
USD	2,000,000	Societe Generale (Grand Cayman) Time Deposit, 0.17%, due 12/01/10	2,000,000

		TOTAL SHORT-TERM INVESTMENTS (COST $13,446,545)	13,446,545

		TOTAL INVESTMENTS — 99.5%
		(COST $429,991,380)	487,797,343

		Other Assets and Liabilities (net) — 0.5%	2,391,064

		TOTAL NET ASSETS — 100.0%	$490,188,407

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 431,203,006	$85,154,816	$(28,560,479)	$56,594,337

Notes to Schedule of Investments:

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

REIT — Real Estate Investment Trust

SDR — Swedish Depository Receipt

* Non-income producing security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SGD — Singapore Dollar

USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.2% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, 85.9% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: Certain of the Fund’s securities in Thailand were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Australia	$—	$16,107,309	$—	$16,107,309
Austria	—	1,906,620	—	1,906,620
Belgium	—	6,827,444	—	6,827,444
Brazil	22,098,699	—	—	22,098,699
Canada	15,051,511	—	—	15,051,511
Chile	1,679,849	—	—	1,679,849
China	—	3,217,067	—	3,217,067
Denmark	—	3,726,904	—	3,726,904
Finland	—	9,661,816	—	9,661,816
France	—	21,776,793	—	21,776,793
Germany	—	23,990,300	—	23,990,300
Greece	—	4,405,524	—	4,405,524
Hong Kong	—	8,803,376	—	8,803,376
India	—	581,810	—	581,810
Indonesia	—	696,897	—	696,897
Ireland	—	3,979,231	—	3,979,231
Italy	—	34,176,363	—	34,176,363
Japan	—	90,991,700	—	90,991,700
Mexico	7,899,410	—	—	7,899,410
Netherlands	1,433,187	16,895,795	—	18,328,982
New Zealand	—	2,741,248	—	2,741,248
Norway	—	8,820,965	—	8,820,965
Philippines	554,926	5,048,941	—	5,603,867
Singapore	—	5,557,428	—	5,557,428
South Korea	—	22,697,852	—	22,697,852
Spain	—	5,579,948	—	5,579,948
Sweden	—	5,815,733	—	5,815,733
Switzerland	—	16,301,427	—	16,301,427
Taiwan	—	853,635	—	853,635
Thailand	—	—	940,845	940,845
Turkey	—	739,098	—	739,098
United Kingdom	—	96,921,140	—	96,921,140

TOTAL COMMON STOCKS	48,717,582	418,822,364	940,845	468,480,791

Preferred Stocks
Brazil	3,356,025	—	—	3,356,025
South Korea	—	2,146,530	—	2,146,530

TOTAL PREFERRED STOCKS	3,356,025	2,146,530	—	5,502,555

Rights and Warrants
Canada	—	231,357	—	231,357
Hong Kong	—	105,811	—	105,811
Italy	—	561	—	561
Netherlands	—	29,723	—	29,723

TOTAL RIGHTS AND WARRANTS	—	367,452	—	367,452

Short-Term Investments	13,446,545	—	—	13,446,545

Total Investments	65,520,152	421,336,346	940,845	487,797,343

Total	$65,520,152	$421,336,346	$940,845	$487,797,343

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.2% of total net assets.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation)
									from
					Change in				Investments
	Balances as	Net	Accrued	Total	Unrealized		Transfers	Balances as of	Still Held as of
	of February	Purchases/	Discounts/	Realized	Appreciation	Transfers	out of	November 30,	November 30,
	28, 2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	into Level 3*	Level 3*	2010	2010
Common Stocks
Canada	$861	$—	$—	$(612)	$(249)	$—	$—	$—	$—
Thailand	2,337,225	(1,765,919)	—	1,333,477	(963,938)	—	—	940,845	(113,816)

Total	$2,338,086	$(1,765,919)	$—	$1,332,865	$(964,187)	$—	$—	$940,845	$(113,816)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transfers out of Level 3 at the value at the end of the period.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Smaller Company Risk – The securities of small companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Market Risk – Equity Securities – The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk – The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk – Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk – Value Securities – The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.
• Liquidity Risk – Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind. These risks are particularly pronounced for the Fund because it makes equity investments in small companies and may make investments in companies tied economically to emerging countries.
• Credit and Counterparty Risk – The Fund runs the risk that the counterparty to an over-the-counter derivatives contract or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.
Other principal risks of an investment in the Fund include Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments); and Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2010, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to local closing prices, and supplied by a third party vendor based on that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security.

For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2010, the Fund held rights and warrants received as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$367,452	$—	$367,452

Total	$—	$—	$—	$367,452	$—	$367,452

The volume of derivative activity, based on absolute values (foreign currency contracts and rights/warrants), outstanding at each month-end, was as follows for the period ended November 30, 2010:

	Forward
	Currency	Right/
	Contracts	Warrants
Average amount outstanding	$3,828,701	$96,320

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Balanced Asset Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 97.7%

	Affiliated Issuers — 97.7%
16,880,078	GMO Alpha Only Fund, Class IV	405,965,882
3,477,318	GMO Asset Allocation Bond Fund, Class VI	93,296,448
24,589,384	GMO Domestic Bond Fund, Class VI	118,029,045
1,434,152	GMO Emerging Country Debt Fund, Class IV	14,169,421
25,553,741	GMO Emerging Markets Fund, Class VI	351,875,008
1,866,035	GMO Flexible Equities Fund, Class VI	33,271,406
1,800,423	GMO Inflation Indexed Plus Bond Fund, Class VI	37,376,783
16,222,871	GMO International Core Equity Fund, Class VI	444,344,439
5,768,440	GMO International Growth Equity Fund, Class IV	125,751,999
6,070,398	GMO International Intrinsic Value Fund, Class IV	124,321,746
38,813,578	GMO Quality Fund, Class VI	744,832,558
360,966	GMO Short-Duration Investment Fund, Class III	2,992,411
5,069,288	GMO Special Situations Fund, Class VI	136,262,463
18,647,531	GMO Strategic Fixed Income Fund, Class VI	283,815,428
1,032,718	GMO World Opportunity Overlay Fund	23,091,571

	TOTAL MUTUAL FUNDS (COST $2,750,854,662)	2,939,396,608

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 2.0%

	Asset-Backed Securities — 2.0%

	ABS Collateralized Debt Obligations — 0.0%
500,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, 3 mo. LIBOR + .65%, 0.94%, due 10/20/44	5,000

	Airlines — 0.0%
550,678	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.73%, due 05/15/24	291,859

	Auto Financing — 0.2%
200,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.60%, due 07/15/14	202,062
800,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.90%, due 08/15/13	812,152
700,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	723,380
600,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.10%, due 11/10/14	609,246
1,100,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.25%, due 03/15/13	1,118,150
2,200,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.50%, due 06/15/13	2,178,460
300,000	Franklin Auto Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.20%, due 05/20/16	303,000
400,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.40%, due 03/20/14	403,396

	Total Auto Financing	6,349,846

	Business Loans — 0.1%
296,133	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 0.42%, due 08/16/19	275,404
85,779	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.61%, due 04/25/34	68,623
62,919	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.62%, due 01/25/35	50,020
310,298	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.64%, due 01/25/36	214,106
264,252	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.49%, due 07/25/37	200,831

1,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.55%, due 12/25/37	835,000
55,073	Capitalsource Commercial Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .13%, 0.38%, due 03/20/17	52,870
84,323	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.54%, due 05/15/32	74,204
129,887	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.49%, due 11/15/33	106,508
619,861	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.10%, due 10/25/37	483,492
228,065	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.50%, due 02/25/30	175,610
180,656	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.50%, due 09/25/30	139,105
2,877	The Money Store Business Loan Backed Trust, Series 99-1, Class AN, 1 mo. LIBOR + .50%, 0.75%, due 09/15/17	2,590

	Total Business Loans	2,678,363

	CMBS — 0.2%
659,817	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.37%, due 07/15/44	653,925
1,100,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.38%, due 12/15/20	902,000
500,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.51%, due 03/10/44	501,200
371,710	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	372,045
799,111	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	806,223
211,759	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .09%, 0.34%, due 03/06/20	201,488
300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.38%, due 03/06/20	285,450
163,451	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-FL1A, Class A1B, 144A, 1 mo. LIBOR + .12%, 0.37%, due 02/15/20	158,548
1,333,881	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 6.05%, due 04/15/45	1,350,955
889,930	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.79%, due 05/12/39	922,056
395,980	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.90%, due 10/15/42	412,084
10,387	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	10,413
664,475	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.34%, due 09/15/21	622,401

	Total CMBS	7,198,788

	CMBS Collateralized Debt Obligations — 0.1%
499,812	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.08%, due 11/23/52	4,998
373,024	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	253,656
453,391	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.57%, due 08/26/30	335,509
800,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.58%, due 05/25/46	600,000

	Total CMBS Collateralized Debt Obligations	1,194,163

	Corporate Collateralized Debt Obligations — 0.1%
1,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 0.69%, due 12/20/10	984,500
1,000,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.58%, due 06/20/13	876,800
1,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 0.99%, due 08/01/11	997,600

	Total Corporate Collateralized Debt Obligations	2,858,900

		Credit Cards — 0.3%
	1,100,000	Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.25%, due 09/15/14	1,121,923
	700,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.44%, due 06/16/14	698,733
	600,000	Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.35%, due 03/17/14	602,250
	1,300,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.50%, due 09/15/17	1,273,298
EUR	1,100,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR + .10%, 1.13%, due 05/24/13	1,423,758
	400,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.40%, due 01/15/14	399,860
	1,300,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.05%, due 05/15/13	1,309,139
	400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.38%, due 02/15/17	388,056

		Total Credit Cards	7,217,017

		Equipment Leases — 0.0%
	340,643	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.20%, due 08/15/14	343,709

		Insured Auto Financing — 0.2%
	425,977	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.05%, due 06/06/14	423,271
	448,090	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.29%, due 10/06/13	445,312
	359,890	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, 1 mo. LIBOR + .05%, 0.30%, due 12/06/13	357,472
	782,595	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.75%, due 03/08/16	780,952
	328,805	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.27%, due 07/15/13	328,522
	115,300	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.27%, due 11/15/13	114,562
	55,924	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.76%, due 04/16/12	55,929
	514,747	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.90%, due 10/15/14	512,699
	1,700,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.45%, due 07/14/14	1,710,744

		Total Insured Auto Financing	4,729,463

		Insured Business Loans — 0.0%
	274,681	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.69%, due 10/25/30	167,555

		Insured High Yield Collateralized Debt Obligations — 0.0%
	61,629	GSC Partners CDO Fund Ltd., Series 2A, Class A, 144A, FSA, 6 mo. LIBOR + .52%, 0.96%, due 05/22/13	53,001
	223,346	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, 3 mo. LIBOR + .46%, 0.75%, due 12/16/15	207,712

		Total Insured High Yield Collateralized Debt Obligations	260,713

		Insured Other — 0.1%
	800,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	812,000
	1,500,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	1,537,500

680,799	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 09/15/41	607,853
689,841	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 12/15/41	630,504
423,920	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 0.54%, due 01/05/14	347,614
100,000	Toll Road Investment Part II, Series B, 144A, National Public Guarantee Corp., Zero Coupon, due 02/15/30	15,802
900,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	72,603

	Total Insured Other	4,023,876

	Insured Residential Asset-Backed Securities (United States)^ — 0.0%
81,610	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.46%, due 07/25/34	71,817
98,671	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.63%, due 12/25/33	83,647
26,801	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.58%, due 03/25/34	22,513
513,200	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.47%, due 11/25/35	348,976

	Total Insured Residential Asset-Backed Securities (United States)	526,953

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
15,524	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.59%, due 10/25/34	9,935
37,457	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.58%, due 01/25/35	24,347
336,232	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 06/15/37	169,663
214,015	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.48%, due 10/25/34	110,581
11,295	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.71%, due 07/25/29	6,212
14,327	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.81%, due 08/15/30	8,211
26,349	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.69%, due 06/25/34	15,151
6,657	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.54%, due 12/25/32	2,906
179,668	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.44%, due 11/25/35	131,481
49,989	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, 1 mo. LIBOR + .22%, 0.47%, due 06/25/34	44,097

	Total Insured Residential Mortgage-Backed Securities (United States)	522,584

	Insured Time Share — 0.0%
43,473	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.43%, due 05/20/17	41,952
93,706	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 05/20/18	88,383
117,163	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.40%, due 03/20/19	110,719
331,784	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.25%, due 09/20/19	312,529

	Total Insured Time Share	553,583

	Insured Transportation — 0.0%
136,667	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.55%, due 04/17/19	130,175

	Residential Asset-Backed Securities (United States)^ — 0.4%
37,311	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.64%, due 01/25/35	28,846
4,793	Accredited Mortgage Loan Trust, Series 07-1, Class A1, 1 mo. LIBOR + .05%, 0.30%, due 02/25/37	4,775
360,880	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.35%, due 07/25/36	309,635
145,610	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.34%, due 06/25/36	138,693
281,177	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.43%, due 03/25/36	193,590
200,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.41%, due 05/25/36	108,000
142,311	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.35%, due 08/25/36	106,733
125,834	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.57%, due 09/25/35	33,573
94,115	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.39%, due 02/25/36	13,223
400,000	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.40%, due 04/25/36	252,800
160,061	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.34%, due 01/25/37	82,431
700,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.43%, due 10/25/36	253,050
272,175	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.35%, due 06/25/36	37,234
348,325	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.42%, due 06/25/36	38,351
174,153	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.32%, due 11/25/36	105,798
371,859	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.45%, due 05/25/37	43,359
130,475	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 0.77%, due 05/25/34	120,037
358,160	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.44%, due 03/25/36	143,264
1,436,854	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.40%, due 07/25/36	610,663
269,868	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.40%, due 06/25/36	99,851
267,980	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.36%, due 09/25/36	103,172
138,677	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.36%, due 10/25/36	137,581
300,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.40%, due 10/25/36	207,000
639,558	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.47%, due 05/25/37	538,188
236,873	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.26%, due 05/28/39	120,805
236,873	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.56%, due 05/28/39	88,235
323,884	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.26%, due 02/28/40	205,213
139,333	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.36%, due 11/25/36	117,485
300,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.45%, due 11/25/36	52,800
114,933	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.41%, due 02/25/37	13,102
71,623	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.37%, due 02/25/37	69,281
1,300,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.45%, due 02/25/37	819,130
416,371	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.41%, due 06/25/36	378,606
7,340	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.79%, due 04/25/33	6,093
4,984	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.66%, due 10/25/34	4,585
400,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.41%, due 12/25/36	148,000
102,469	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.33%, due 03/25/37	100,747
1,000,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.39%, due 02/25/37	768,100
17,968	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.55%, due 04/25/34	13,835
439,409	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.41%, due 04/25/36	303,192

51,426	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.35%, due 08/25/36	25,199
600,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.41%, due 08/25/36	237,000
136,318	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.45%, due 05/25/36	89,970
128,197	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.56%, due 01/20/35	113,534
116,868	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.54%, due 01/20/35	104,086
338,577	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.41%, due 01/20/36	305,143
978,446	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.37%, due 12/25/36	411,632
500,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.41%, due 10/25/36	183,750
620,489	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.40%, due 03/25/36	362,986
78,284	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.50%, due 10/25/35	74,566
400,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.40%, due 06/25/36	148,000
121,864	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.38%, due 10/25/36	116,990
747,830	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.40%, due 08/25/36	269,219
208,196	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.41%, due 03/25/36	27,586
189,898	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.37%, due 02/25/37	128,029
98,194	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.65%, due 08/25/34	80,029
1,000,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.48%, due 02/25/37	385,000
221,653	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.35%, due 04/25/37	208,354
300,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.40%, due 11/25/36	117,000
213,443	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.51%, due 12/25/35	130,734
243,787	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.44%, due 09/25/45	209,925
76,453	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.54%, due 10/25/33	71,606
81,968	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.36%, due 04/25/37	80,599
214,762	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.50%, due 01/25/36	210,246
9,319	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.79%, due 03/25/35	6,244
61,226	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.41%, due 03/25/36	52,960
46,943	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.54%, due 10/25/36	46,004
51,389	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.51%, due 10/25/35	48,434
50,378	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.37%, due 01/25/37	48,221
500,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.40%, due 06/25/37	221,150
192,219	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.45%, due 01/25/36	148,008
125,731	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.54%, due 11/25/35	73,553
536,240	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.65%, due 06/25/37	48,262

	Total Residential Asset-Backed Securities (United States)	11,703,075

	Residential Mortgage-Backed Securities (Australian) — 0.1%
217,236	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.35%, due 07/20/38	209,092
344,742	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.35%, due 04/19/38	331,725
74,725	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.79%, due 09/27/35	69,830
550,996	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.69%, due 03/14/36	513,803
49,755	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.69%, due 12/08/36	48,035
71,261	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.37%, due 05/27/38	65,168
39,669	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.37%, due 05/10/36	38,329
253,295	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.34%, due 06/14/37	240,061
275,708	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.36%, due 10/20/37	267,318
339,470	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.35%, due 02/21/38	324,805
16,286	Superannuation Members Home Loans Global Fund, Series 6, Class A, 3 mo. LIBOR + .16%, 0.61%, due 11/09/35	16,221
43,594	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.43%, due 03/09/36	42,524
39,940	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.36%, due 01/12/37	38,542
370,820	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.35%, due 06/12/40	353,344
270,733	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.33%, due 05/21/38	260,851

	Total Residential Mortgage-Backed Securities (Australian)	2,819,648

	Residential Mortgage-Backed Securities (European) — 0.1%
23,118	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 0.38%, due 03/20/30	23,037
430,556	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.40%, due 09/20/66	357,189
943,420	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.39%, due 01/13/39	849,078
61,392	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, 3 mo. LIBOR + .07%, 0.36%, due 10/11/41	61,238
151,394	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.29%, due 12/20/54	140,039
80,529	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .14%, 0.43%, due 09/20/44	75,174
357,224	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.35%, due 12/10/43	328,646
88,838	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 0.43%, due 12/21/37	86,706
199,459	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + 0.42%, 0.71%, due 05/15/34	172,114
316,430	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.40%, due 11/15/38	262,637
222,109	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.39%, due 09/15/39	184,173
1,000,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.40%, due 07/15/33	972,300
200,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.37%, due 10/15/33	196,560

	Total Residential Mortgage-Backed Securities (European)	3,708,891

	Residential Mortgage-Backed Securities (United States) — 0.0%
23,308	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.55%, due 08/25/35	15,617
7,793	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.50%, due 07/25/30	7,735
85,573	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.50%, due 02/26/34	61,681

	Total Residential Mortgage-Backed Securities (United States)	85,033

	Student Loans — 0.1%
700,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.54%, due 01/25/24	699,139
55,633	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 0.30%, due 01/25/23	55,566
4,228	Goal Capital Funding Trust, Series 06-1, Class A1, 3 mo. LIBOR, 0%, due 08/25/20	4,217
65,017	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 0.31%, due 06/25/21	64,783
26,704	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + .04%, 0.33%, due 06/20/15	26,694

199,048	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.39%, due 08/25/23	194,072
400,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.37%, due 12/23/19	391,632
247,739	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.32%, due 09/15/22	239,068

	Total Student Loans	1,675,171

	Time Share — 0.0%
150,881	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.25%, due 02/20/20	158,425

	Total Asset-Backed Securities	59,202,790

	Corporate Debt — 0.0%
598,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	629,395

	U.S. Government Agency — 0.0%
134,200	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.61%, due 10/01/12(a)	132,804
68,515	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.18%, due 10/01/11(a)	67,950
534,537	Agency for International Development Floater (Support of Jamaica), 6 mo. U.S. Treasury Bill + 0.75%, 0.96%, due 03/30/19(a)	520,779
52,415	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.56%, due 05/01/14(a)	51,412
300,001	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.17%, due 01/01/12(a)	297,549

	Total U.S. Government Agency	1,070,494

	TOTAL DEBT OBLIGATIONS (COST $55,524,416)	60,902,679

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.1%

	U.S. Government — 0.1%
1,529,464	State Street Institutional U.S. Government Money Market Fund-Institutional Class	1,529,464

	TOTAL SHORT-TERM INVESTMENTS (COST $1,529,464)	1,529,464

	TOTAL INVESTMENTS — 99.8% (COST $2,807,908,542)	3,001,828,751

	Other Assets and Liabilities (net) — 0.2%	4,570,686

	TOTAL NET ASSETS — 100.0%	$3,006,399,437

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 3,094,295,794	$20,067,116	$(112,534,159)	$(92,467,043)

Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Alpha Only Fund, Class IV	$414,351,557	$114,468,715	$114,208,818	$—	$—	—	$405,965,882
GMO Asset Allocation Bond Fund, Class VI	130,221,749	88,586,836	129,404,482	1,167,167	639,094	—	93,296,448
GMO Domestic Bond Fund, Class VI	153,529,995	—	5,000,000	1,584,123	—	37,147,474	118,029,045
GMO Emerging Country Debt Fund, Class IV	13,084,375	588,411	1,750,000	588,411	—	—	14,169,421
GMO Emerging Markets Fund, Class VI	245,086,938	122,085,838	77,039,638	149,535	—	—	351,875,008
GMO Flexible Equities Fund, Class VI	48,307,295	938,285	13,809,140	—	—	—	33,271,406
GMO Inflation Indexed Plus Bond Fund, Class VI	33,878,670	222,934	1,075,000	—	—	—	37,376,783
GMO International Core Equity Fund, Class IV	316,191,644	204,186,269	114,971,763	2,460,515	—	—	444,344,439
GMO International Growth Equity Fund, Class IV	137,124,023	5,034,989	30,349,391	451,942	—	—	125,751,999
GMO International Intrinsic Value Fund, Class IV	134,818,303	6,389,828	23,054,277	546,068	—	—	124,321,746
GMO International Small Companies Fund, Class III	55,989,577	862,429	58,345,568	562,894	—	—	—
GMO Quality Fund, Class VI	963,211,867	58,998,863	286,167,316	12,913,253	—	—	744,832,558
GMO Short-Duration Investment Fund, Class III	2,903,113	10,045	—	11,808	—	—	2,992,411
GMO Special Situations Fund, Class VI	93,869,260	66,835,344	21,699,106	—	—	—	136,262,463
GMO Strategic Fixed Income Fund, Class VI	245,961,786	47,780,000	5,000,000	8,420,032	—	4,701,414	283,815,428
GMO World Opportunity Overlay Fund	21,996,890	—	—	—	—	—	23,091,571

Totals	$3,010,527,042	$716,988,786	$881,874,499	$28,855,748	$639,094	41,848,888	$2,939,396,608

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through November 30, 2010. The actual tax characterization of distributions paid by the underlying funds will be determined through the fiscal year ending February 28, 2011 and in the case of GMO Inflation Indexed Plus Bond Fund, Class VI, through its tax year ending December 31, 2010.

Notes to Schedule of Investments:

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC — Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CDO — Collateralized Debt Obligation

CMBS — Commercial Mortgage Backed Security

EUR LIBOR — London Interbank Offered Rate denominated in Euros.

FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA — Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR — London Interbank Offered Rate

MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN — Medium Term Note

RMBS — Residential Mortgage Backed Security

XL — Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at November 30, 2010, which are subject to change based on the terms of the security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust .

^ — These securities are primarily backed by subprime mortgages.
Currency Abbreviations:
EUR — Euro

Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.0% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign equity securities and foreign index future contracts as of the NYSE close using fair value prices, which are based on local closing prices and adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, foreign equity securities and foreign index futures contracts representing 40.8% and (0.1)%, respectively, of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on those adjustments. Those underlying funds classify such securities (as defined below) as Level 2.
Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 1.5% of the net assets of the Fund.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain debt securities using a specified spread above the LIBOR Rate or U.S. Treasury yield.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$2,939,396,608	$—	$—	$2,939,396,608
Debt Obligations
Asset-Backed Securities	—	12,833,538	46,369,252	59,202,790
Corporate Debt	—	629,395	—	629,395
U.S. Government Agency	—	—	1,070,494	1,070,494

TOTAL DEBT OBLIGATIONS	—	13,462,933	47,439,746	60,902,679

Short-Term Investments	1,529,464	—	—	1,529,464

Total Investments	2,940,926,072	13,462,933	47,439,746	3,001,828,751

Total	$2,940,926,072	$13,462,933	$47,439,746	$3,001,828,751

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 9.9% and (0.1)% of total net assets, respectively.
At November 30, 2010, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation)
									from
					Change in				Investments Still
			Accrued		Unrealized			Balances as of	Held as of
	Balances as of	Net	Discounts/	Total Realized	Appreciation	Transfers into	Transfers out of	November	November
	February 28, 2010	Purchases/(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*	30, 2010	30, 2010
Debt Obligations
Asset-Backed Securities	$64,106,588	$(21,729,546)	$1,176,373	$2,652,731	$671,835	$—	$(507,072)**	$46,370,909	$3,313,861
U.S. Government Agency	1,373,924	(310,997)	8,727	8,978	(10,138)	—	—	$1,070,494	20,584
Total Debt Obligations	65,480,512	(22,040,543)	1,185,100	2,661,709	661,697	—	(507,072)	47,441,403	3,334,445
Preferred Stocks	90,000	(156,410)	—	(2,398)	68,808	—	—	—	—

Total	$65,570,512	$(22,196,953)	$1,185,100	$2,659,311	$730,505	$—	$(507,072)	$47,441,403	$3,334,445

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds need to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
At November 30, 2010, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 32.7%

		Canada — 2.0%

		Foreign Government Obligations
CAD	2,000,000	Government of Canada, 3.50%, due 06/01/20	2,018,411
CAD	1,500,000	Government of Canada, 8.00%, due 06/01/23	2,168,282

		Total Canada	4,186,693

		France — 3.3%

		Foreign Government Obligations
EUR	5,000,000	Government of France, 4.00%, due 10/25/38	6,967,286

		Germany — 0.8%

		Foreign Government Obligations
EUR	1,000,000	Republic of Deutschland, 4.75%, due 07/04/34	1,621,525

		Italy — 1.2%

		Foreign Government Obligations
EUR	2,400,000	Republic of Italy, 4.00%, due 02/01/37	2,600,733

		Japan — 13.8%

		Foreign Government Obligations
JPY	2,300,000,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	29,135,990

		Spain — 1.0%

		Foreign Government Obligations
EUR	2,000,000	Government of Spain, 4.70%, due 07/30/41	2,076,414

		United Kingdom — 4.1%

		Foreign Government Obligations
GBP	5,500,000	U.K. Treasury Gilt, 4.25%, due 12/07/27	8,794,511

		United States — 6.5%

		U.S. Government
USD	3,191,450	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(a)(b)	3,219,873
USD	15,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	10,476,600

		Total United States	13,696,473

		TOTAL DEBT OBLIGATIONS (COST $67,751,393)	69,079,625

Shares		Description	Value ($)

		MUTUAL FUNDS — 68.2%

		United States — 68.2%

		Affiliated Issuers
	707,579	GMO Emerging Country Debt Fund, Class IV	6,990,878
	7,873,225	GMO Short-Duration Collateral Fund	90,699,557
	45,838	GMO Special Purpose Holding Fund(c)	23,836
	73,270	GMO U.S. Treasury Fund	1,831,746

	1,999,931	GMO World Opportunity Overlay Fund	44,718,462

		Total United States	144,264,479

		TOTAL MUTUAL FUNDS (COST $157,070,681)	144,264,479

Principal Amount		Description	Value ($)

		OPTIONS PURCHASED — 0.2%

		Currency Options — 0.2%
AUD	11,600,000	AUD Put/USD Call, Expires 05/12/11, Strike 0.95	515,680

		TOTAL OPTIONS PURCHASED (COST $438,302)	515,680

Shares/Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.0%

		Money Market Funds — 0.2%
	518,188	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	518,188

		U.S. Government — 0.8%
USD	1,600,000	U.S. Treasury Bill, 0.26%, due 11/17/11 (a)(d)	1,595,944

		TOTAL SHORT-TERM INVESTMENTS (COST $2,114,288)	2,114,132

		TOTAL INVESTMENTS — 102.1% (COST $227,374,664)	215,973,916

		Other Assets and Liabilities (net) — (2.1%)	(4,544,215)

		TOTAL NET ASSETS — 100.0%	$211,429,701

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 234,252,050	$3,243,416	$(21,521,550)	$(18,278,134)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Emerging Country Debt Fund, Class III**	$9,552,710	$257,887	$10,005,738	$257,887	$—	$—	$—
GMO Emerging Country Debt Fund, Class IV**	—	5,905,738	—	—	—	—	6,990,878
GMO Short-Duration Collateral Fund	117,940,927	—	—	1,175,481	—	32,797,961	90,699,557
GMO Special Purpose Holding Fund	25,211	—	—	—	—	—	23,836
GMO U.S. Treasury Fund	3,526,004	53,355,782	55,050,000	5,259	523	—	1,831,746
GMO World Opportunity Overlay Fund	46,984,479	4,300,000	8,800,000	—	—	—	44,718,462

Totals	$178,029,331	$63,819,407	$73,855,738	$1,438,627	$523	$32,797,961	$144,264,479

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through November 30, 2010. The actual tax characterization of distributions paid by the underlying funds will be determined through fiscal year ending February 28, 2011.

**	At November 30, 2010, the Fund satisfied all minimum investment requirements for the GMO Emerging Country Debt Fund, Class IV shares that bear a lower shareholder service fee.
A summary of outstanding financial instruments at November 30, 2010 is as follows:

Reverse Repurchase Agreements

Average balance outstanding	$(9,154,625)
Average interest rate	0.32%
Maximum balance outstanding	$(9,525,000)
Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
1/18/11	Barclays Bank PLC	AUD	1,500,000	$1,429,426	$(27,044)
1/18/11	Royal Bank of Scotland PLC	AUD	700,000	667,065	(17,373)
1/18/11	Deutsche Bank AG	AUD	11,100,000	10,577,755	(222,046)
1/25/11	Deutsche Bank AG	CAD	1,700,000	1,654,243	(7,341)
12/14/10	Deutsche Bank AG	EUR	38,100,000	49,453,870	(3,558,232)
12/14/10	Barclays Bank PLC	EUR	1,100,000	1,427,802	(109,250)
12/14/10	Citibank N.A.	EUR	400,000	519,201	(36,919)
2/01/11	Citibank N.A.	GBP	300,000	466,452	(18,264)
2/01/11	Barclays Bank PLC	GBP	400,000	621,936	(20,200)
2/01/11	Royal Bank of Scotland PLC	GBP	500,000	777,420	(18,390)
2/01/11	Deutsche Bank AG	GBP	2,100,000	3,265,163	(122,690)
1/11/11	Citibank N.A.	JPY	120,000,000	1,434,706	(16,533)
1/11/11	Deutsche Bank AG	JPY	2,862,600,000	34,224,907	(909,366)
2/15/11	Deutsche Bank AG	NZD	14,300,000	10,569,616	(450,596)
2/15/11	Citibank N.A.	NZD	1,500,000	1,108,701	(32,394)

				$118,198,263	$(5,566,638)

Sales #
1/18/11	Barclays Bank PLC	AUD	800,000	$762,361	$26,279
1/18/11	Deutsche Bank AG	AUD	3,400,000	3,240,033	99,403
1/18/11	Royal Bank of Scotland PLC	AUD	1,500,000	1,429,426	34,649
1/25/11	Deutsche Bank AG	CAD	1,800,000	1,751,552	12,912
12/07/10	Royal Bank of Scotland PLC	CHF	1,300,000	1,295,383	49,169
12/07/10	Barclays Bank PLC	CHF	2,300,000	2,291,832	20,860
12/07/10	Citibank N.A.	CHF	1,700,000	1,693,963	24,759
12/07/10	Deutsche Bank AG	CHF	600,000	597,869	14,101

12/14/10	Citibank N.A.	EUR	500,000	649,001	47,239
12/14/10	Royal Bank of Scotland PLC	EUR	900,000	1,168,202	58,764
12/14/10	Barclays Bank PLC	EUR	1,300,000	1,687,402	87,478
12/14/10	Deutsche Bank AG	EUR	2,800,000	3,634,405	192,463
2/01/11	Citibank N.A.	GBP	1,000,000	1,554,840	8,201
2/01/11	Barclays Bank PLC	GBP	1,000,000	1,554,840	3,036
1/11/11	Citibank N.A.	JPY	160,000,000	1,912,941	59,786
1/11/11	Royal Bank of Scotland PLC	JPY	380,000,000	4,543,235	123,926
1/11/11	Barclays Bank PLC	JPY	50,000,000	597,794	1,561
1/11/11	Deutsche Bank AG	JPY	180,000,000	2,152,059	(6,972)

				$32,517,138	$857,614

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Forward Cross Currency Contracts

						Net Unrealized
Settlement						Appreciation
Date	Counterparty	Deliver/Units of Currency		Receive/In Exchange For		(Depreciation)
2/22/11	Deutsche Bank AG	EUR	3,500,000	SEK	32,505,470	$68,176
2/08/11	Deutsche Bank AG	NOK	15,532,880	EUR	1,900,000	(26,595)

						$41,581

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
142	U.S. Treasury Note 2 Yr. (CBT)	March 2011	$31,151,250	$40,604
169	U.S. Treasury Note 5 Yr. (CBT)	March 2011	20,254,914	51,282
81	Euro Bund	December 2010	13,460,291	(200,584)
104	Euro BOBL	December 2010	16,203,721	(60,710)
19	UK Gilt Long Bond	March 2011	3,573,614	25,448
48	U.S. Treasury Bond 30 Yr. (CBT)	March 2011	6,109,500	44,856
63	U.S. Treasury Note 10 Yr. (CBT)	March 2011	7,818,891	25,897
6	Canadian Government Bond 10 Yr.	March 2011	715,757	2,062

			$99,287,938	$(71,145)

Sales
41	Australian Government Bond 3 Yr.	December 2010	$4,033,681	$17,527
23	Australian Government Bond 10 Yr.	December 2010	2,299,672	49,644
11	Japanese Government Bond 10 Yr. (TSE)	December 2010	18,515,593	306,675

			$24,848,946	$373,846

Written Options
A summary of open written option contracts for the Fund at November 30, 2010 is as follows:

Notional Amount		Expiration Date		Description	Premiums	Market Value
Put	11,600,000	05/12/11	AUD	AUD Put/USD Call, Strike 0.89	$(228,729)	$(266,824)

Swap Agreements
Credit Default Swaps

								Maximum Potential
						Implied		Amount of Future
Notional		Expiration		Receive	Annual	Credit	Deliverable	Payments by the Fund		Market
Amount		Date	Counterparty	(Pay)^	Premium	Spread (1)	on Default	Under the Contract (2)		Value
21,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	2.43%	Republic of Italy	N/A		$400,980
15,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	2.72%	Republic of Italy	15,000,000	USD	(985,119)

										$(584,139)

Premiums to (Pay) Receive										$—

^	Receive — Fund receives premium and sells credit protection.

(Pay) — Fund pays premium and buys credit protection.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
Interest Rate Swaps

Notional		Expiration		Receive			Market
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value
5,000,000	CHF	3/16/2016	JPMorgan	Receive	1.30%	6 Month CHF LIBOR	$(4,012)
2,700,000	CHF	3/16/2016	Barclays	Receive	1.30%	6 Month CHF LIBOR	(2,167)
10,300,000	SEK	3/16/2016	Citigroup	(Pay)	2.60%	3 Month SEK STIBOR	24,618
51,900,000	SEK	3/16/2016	Barclays	(Pay)	2.60%	3 Month SEK STIBOR	124,048

							$142,487

Premiums to (Pay) Receive							$(57,528)

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.

As of November 30, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
BOBL — Bundesobligationen
CBT — Chicago Board of Trade
CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.
SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.
TSE — Tokyo Stock Exchange
(a)	All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	Underlying investment represents interests in defaulted claims.

(d)	Rate shown represents yield-to-maturity.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
EUR — Euro
GBP — British Pound
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.0% of net assets. The underlying funds classify such securities (as defined below) as Level 3. During the period ended November 30, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 5.8% of the net assets of the Fund.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
Foreign Government Obligations	$—	$55,383,152	$—	$55,383,152
U.S. Government	—	13,696,473	—	13,696,473

TOTAL DEBT OBLIGATIONS	—	69,079,625	—	69,079,625

Mutual Funds	144,240,643	23,836	—	144,264,479
Options Purchased	—	515,680	—	515,680
Short-Term Investments	2,114,132	—	—	2,114,132

Total Investments	146,354,775	69,619,141	—	215,973,916

Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$932,762	$—	$932,762
Futures Contracts
Interest rate risk	563,995	—	—	563,995
Swap Agreements
Credit risk	—	400,980	—	400,980
Interest rate risk	—	148,666	—	148,666

Total	$146,918,770	$71,101,549	$—	$218,020,319

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(5,600,205)	$—	$(5,600,205)
Futures Contracts
Interest rate risk	(261,294)	—	—	(261,294)
Written Options
Foreign currency risk	—	(266,824)	—	(266,824)
Swap Agreements
Credit risk	—	(985,119)	—	(985,119)
Interest rate risk	—	(6,179)	—	(6,179)

Total	$(261,294)	$(6,858,327)	$—	$(7,119,621)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 37.1% and (0.1)% of total net assets, respectively.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
					Change in					Investments
			Accrued		Unrealized					Still Held as of
	Balances as of	Net	Discounts/	Total Realized	Appreciation	Transfer into	Transfers out of		Balances as of	November 30,
	February 28, 2010	Purchases/(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*		November 30, 2010	2010
Swap Agreements	$17,943	$54,600	$—	$(54,600)	$(602,082)	$—	$584,139	**	$—	$—

Total	$17,943	$54,600	$—	$(54,600)	$(602,082)	$—	$584,139		$—	$—

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended November 30, 2010, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.
Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Focused Investment Risk (increased risk from the Fund’s to focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2010, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2010, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2010, the Fund used purchased option contracts to adjust exposure to currencies and otherwise manage currency exchange rate risk. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended November 30, 2010, the Fund used written option contracts to adjust exposure to currencies and otherwise manage currency exchange rate risk. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended November 30, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal			Principal
	Amount of	Number of		Amount of	Number of
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	—	—	$—	—	—	$—
Options written	(11,600,000)	—	(228,729)	—	—	—
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	(11,600,000)	—	$(228,729)	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2010, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$—	$515,680	$—	$—	$—	$515,680
Unrealized appreciation on futures contracts*	563,995	—	—	—	—	563,995
Unrealized appreciation on forward contracts	—	932,762	—	—	—	932,762
Unrealized appreciation on swap agreements	148,666	—	400,980	—	—	549,646

Total	$712,661	$1,448,442	$400,980	$—	$—	$2,562,083

Liabilities:
Written options outstanding	$—	$(266,824)	$—	$—	$—	$(266,824)
Unrealized depreciation on futures contracts*	(261,294)	—	—	—	—	(261,294)
Unrealized depreciation on forward contracts	—	(5,600,205)	—	—	—	(5,600,205)
Unrealized depreciation on swap agreements	(6,179)	—	(985,119)	—	—	(991,298)

Total	$(267,473)	$(5,867,029)	$(985,119)	$—	$—	$(7,119,621)

*	The Fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), principal amounts (options), or notional amounts (swap agreements), outstanding at each month-end, was as follows for the period ended November 30, 2010:

	Forward
	Currency	Futures		Swap
	Contracts	Contracts	Options	Agreements
Average amount outstanding	$173,155,216	$132,792,548	$2,320,000	$60,647,036

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	AFFILIATED ISSUERS — 100.0%

	Mutual Funds — 100.0%
562,658	GMO Alpha Only Fund, Class IV	13,531,928
14,403,517	GMO Emerging Markets Fund, Class VI	198,336,430
813,857	GMO Flexible Equities Fund, Class VI	14,511,068
10,177,402	GMO International Core Equity Fund, Class VI	278,759,041
4,656,657	GMO International Growth Equity Fund, Class IV	101,515,117
4,794,586	GMO International Intrinsic Value Fund, Class IV	98,193,116
21,844,702	GMO Quality Fund, Class VI	419,199,832
17,046	GMO Short-Duration Investment Fund, Class III	141,310
5,422,789	GMO U.S. Core Equity Fund, Class VI	59,596,455

		1,183,784,297

	Private Investment Fund — 0.0%
175	GMO SPV I, LLC (a)	28

	TOTAL AFFILIATED ISSUERS (COST $1,045,822,238)	1,183,784,325

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
35,246	State Street Eurodollar Time Deposit , 0.01%, due 12/01/10	35,246

	TOTAL SHORT-TERM INVESTMENTS (COST $35,246)	35,246

	TOTAL INVESTMENTS — 100.0% (COST $1,045,857,484)	1,183,819,571

	Other Assets and Liabilities (net) — (0.0%)	(68,204)

	TOTAL NET ASSETS — 100.0%	$1,183,751,367

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 1,186,325,454	$899,123	$(3,405,006)	$(2,505,883)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Alpha Only Fund, Class IV	$10,242,390	$3,530,270	$—	$—	$—	$13,531,928
GMO Emerging Markets Fund, Class VI	91,427,217	84,683,682	1,500,000	70,648	—	198,336,430
GMO Flexible Equities Fund, Class VI	14,048,654	1,084,266	—	—	—	14,511,068
GMO International Core Equity Fund, Class VI	124,737,553	141,267,217	2,304,700	1,012,657	—	278,759,041
GMO International Growth Equity Fund, Class IV	65,456,833	28,859,478	565,418	262,588	—	101,515,117
GMO International Intrinsic Value Fund, Class IV	64,812,931	31,173,885	550,000	316,279	—	98,193,116
GMO International Small Companies Fund, Class III	12,192,825	533,947	12,981,911	131,599	—	—
GMO Quality Fund, Class VI	284,801,188	144,771,776	16,291,766	5,063,125	—	419,199,832
GMO Short-Duration Investment Fund, Class III	137,011	558	—	558	—	141,310
GMO SPV I, LLC	32	—	—	—	—	28
GMO U.S. Core Equity Fund, Class VI	37,011,744	35,876,472	13,691,448	499,804		59,596,455
GMO U.S. Growth Fund, Class III	16,902	1,061	19,145	64	—	—

Totals	$704,885,280	$471,782,612	$47,904,388	$7,357,322	$—	$1,183,784,325

Notes to Schedule of Investments:

(a)	Underlying investment represents interests in defaulted claims.

Portfolio valuation
Shares of the funds in which the Fund invests (“underlying funds”) and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.0% of net assets. The underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign equity securities and foreign index futures contracts as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, foreign equity securities and foreign index futures contracts representing 57.1% and (0.1)%, respectively, of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on those adjustments. Those underlying funds classify such securities (as defined below) as Level 2.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$1,183,784,297	$—	$—	$1,183,784,297
Private Investment Fund	—	28	—	28
Short-Term Investments	35,246	—	—	35,246

Total Investments	1,183,819,543	28	—	1,183,819,571

Total	$1,183,819,543	$28	$—	$1,183,819,571

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 1.0% of total net assets.
The Fund held no direct investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Derivatives risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
Other principal risks of an investment in the Fund include Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate related investments that factors affecting the real estate industry may cause the value of the Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
Derivative financial instruments
At November 30, 2010, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Inflation Indexed Plus Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Par Value ($)/ Shares	Description	Value ($)
	DEBT OBLIGATIONS — 23.5%

	U.S. Government — 23.5%
5,007,860	U.S. Treasury Inflation Indexed Bond, 1.25%, due 07/15/20(a)	5,271,311
15,261,000	U.S. Treasury Inflation Indexed Bond, 2.13%, due 01/15/19(a)	17,268,768
6,063,720	U.S. Treasury Inflation Indexed Bond, 2.13%, due 02/15/40(a)	6,746,834
8,240,940	U.S. Treasury Inflation Indexed Bond, 2.50%, due 01/15/29(a)	9,728,174
4,922,480	U.S. Treasury Inflation Indexed Bond, 3.38%, due 04/15/32(a)	6,644,964
5,314,920	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29(a)(b)	7,398,533
35,546,150	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(a)(b)	35,862,724

	Total U.S. Government	88,921,308

	TOTAL DEBT OBLIGATIONS (COST $86,020,820)	88,921,308

	MUTUAL FUNDS — 76.8%

	Affiliated Issuers — 76.8%
1,423,864	GMO Emerging Country Debt Fund, Class IV	14,067,775
13,970,321	GMO Short-Duration Collateral Fund	160,938,101
28,918	GMO Special Purpose Holding Fund(c)	15,038
924,168	GMO U.S. Treasury Fund	23,104,188
4,132,071	GMO World Opportunity Overlay Fund	92,393,097

	TOTAL MUTUAL FUNDS (COST $282,228,592)	290,518,199

	OPTIONS PURCHASED — 0.2%

	Currency Options — 0.2%
AUD 20,900,000	AUD Put/USD Call, Expires 05/12/11, Strike 0.95	929,114

	TOTAL OPTIONS PURCHASED (COST $789,699)	929,114

	SHORT-TERM INVESTMENTS — 0.3%

	Money Market Funds — 0.1%
252,715	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	252,715

	U.S. Government — 0.2%
750,000	U.S. Treasury Bill, 0.26%, due 11/17/11(b)(d)	748,099

	TOTAL SHORT-TERM INVESTMENTS (COST $1,000,887)	1,000,814

	TOTAL INVESTMENTS — 100.8% (COST $370,039,998)	381,369,435

	Other Assets and Liabilities (net) — (0.8%)	(2,944,235)

	TOTAL NET ASSETS — 100.0%	$378,425,200

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$400,594,543	$14,297,072	$(33,522,180)	$(19,225,108)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Emerging Country Debt Fund, Class IV	$18,524,773	$519,970	$7,500,000	$519,970	$—	$—	$14,067,775
GMO Short-Duration Collateral Fund	209,275,413	—	—	2,085,784	—	58,196,994	160,938,101
GMO Special Purpose Holding Fund	15,905	—	—	—	—	—	15,038
GMO U.S. Treasury Fund	68,716	96,062,360	73,021,330	10,665	1,695	—	23,104,188
GMO World Opportunity Overlay Fund	88,013,103	—	—	—	—	—	92,393,097

Totals	$315,897,910	$96,582,330	$80,521,330	$2,616,419	$1,695	$58,196,994	$290,518,199

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through November 30, 2010. The actual tax characterization of distributions paid by the underlying funds will be determined through fiscal year ending February 28, 2011.
A summary of outstanding financial instruments at November 30, 2010 is as follows:
Reverse Repurchase Agreements

Average balance outstanding	$(4,670,000)
Average interest rate	0.26%
Maximum balance outstanding	$(4,670,000)
Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

Forward Currency Contracts

					Net Unrealized
Settlement			Units of		Appreciation
Date	Counterparty	Deliver/Receive	Currency	Value	(Depreciation)
Buys †
1/18/11	Barclays Bank PLC	AUD	2,800,000	$2,668,263	$(43,188)
1/18/11	Deutsche Bank AG	AUD	16,800,000	16,009,575	(336,069)
1/18/11	Royal Bank of Scotland PLC	AUD	1,100,000	1,048,246	(27,301)
1/25/11	Deutsche Bank AG	CAD	3,200,000	3,113,870	(13,818)
12/14/10	Citigroup	EUR	1,000,000	1,298,002	(92,298)
12/14/10	Deutsche Bank AG	EUR	4,000,000	5,192,007	(380,935)
2/01/11	Barclays Bank PLC	GBP	700,000	1,088,388	(35,350)
2/01/11	Citigroup	GBP	700,000	1,088,388	(42,616)
2/01/11	Deutsche Bank AG	GBP	1,000,000	1,554,839	(31,341)
2/01/11	Royal Bank of Scotland PLC	GBP	1,000,000	1,554,839	(36,781)
1/11/11	Deutsche Bank AG	JPY	816,700,000	9,764,369	(259,442)
2/15/11	Citigroup	NZD	1,800,000	1,330,441	(38,873)
2/15/11	Deutsche Bank AG	NZD	26,700,000	19,734,877	(821,321)

				$65,446,104	$(2,159,333)

Sales #
1/18/11	Barclays Bank PLC	AUD	1,500,000	$1,429,426	$49,274
1/18/11	Deutsche Bank AG	AUD	5,700,000	5,431,820	165,652
1/18/11	Royal Bank of Scotland PLC	AUD	2,500,000	2,382,377	57,748
1/25/11	Deutsche Bank AG	CAD	2,900,000	2,821,945	20,802
12/07/10	Barclays Bank PLC	CHF	4,000,000	3,985,794	37,830
12/07/10	Citigroup	CHF	3,100,000	3,088,991	44,620
12/07/10	Deutsche Bank AG	CHF	1,100,000	1,096,094	25,852
12/07/10	Royal Bank of Scotland PLC	CHF	2,400,000	2,391,477	91,091
12/14/10	Barclays Bank PLC	EUR	1,800,000	2,336,403	125,891
12/14/10	Citigroup	EUR	1,000,000	1,298,002	94,478
12/14/10	Deutsche Bank AG	EUR	4,400,000	5,711,208	81,318
12/14/10	Royal Bank of Scotland PLC	EUR	1,700,000	2,206,603	110,620
2/01/11	Barclays Bank PLC	GBP	1,800,000	2,798,711	5,464
2/01/11	Citigroup	GBP	1,700,000	2,643,227	13,941

2/01/11	Deutsche Bank AG	GBP	2,800,000	4,353,550	201,504
1/11/11	Barclays Bank PLC	JPY	100,000,000	1,195,588	3,122
1/11/11	Citigroup	JPY	380,000,000	4,543,235	114,882
1/11/11	Deutsche Bank AG	JPY	240,000,000	2,869,412	(17,079)
1/11/11	Royal Bank of Scotland PLC	JPY	130,000,000	1,554,265	2,006

				$54,138,128	$1,229,016

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Forward Cross Currency Contracts

				Net Unrealized
Settlement				Appreciation
Date	Counterparty	Deliver/Units of Currency	Receive/In Exchange For	(Depreciation)
2/08/11	Deutsche Bank AG	NOK 28,613,200	EUR 3,500,000	$(48,990)
2/22/11	Deutsche Bank AG	EUR 4,900,000	SEK 45,494,700	93,608

				$44,618

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
31	Canadian Government Bond 10 Yr.	March 2011	$3,696,096	$14,286
38	U.S. Treasury Bond 30 Yr. (CBT)	March 2011	4,836,687	32,886
40	U.S. Treasury Note 2 Yr. (CBT)	March 2011	8,775,000	12,014
60	U.S. Treasury Note 5 Yr. (CBT)	March 2011	7,191,094	19,039
19	UK Gilt Long Bond	March 2011	3,577,980	24,280

			$28,076,857	$102,505

Sales
89	Australian Government Bond 3 Yr.	December 2010	$8,761,065	$45,988
50	Australian Government Bond 10 Yr.	December 2010	5,002,155	114,337
6	Euro BOBL	December 2010	937,494	(1,811)
14	Euro Bund	December 2010	2,333,101	1,267
35	Japanese Government Bond 10 Yr. (TSE)	December 2010	58,856,951	985,758
54	U.S. Treasury Note 10 Yr. (CBT)	March 2011	6,701,906	(14,857)

			$82,592,672	$1,130,682

Written Options
A summary of open written option contracts for the Fund at November 30, 2010 is as follows:

Notional Amount	Expiration Date	Description	Premiums	Market Value
Put 20,900,000 AUD	5/12/2011	AUD Put/USD Call, Strike 0.89%	$(412,106)	$(480,744)

Swap Agreements
Interest Rate Swaps

Notional	Expiration		Receive			Market
Amount	Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value
6,300,000 CHF	3/16/2016	Barclays Bank PLC	Receive	1.30%	6 Month CHF LIBOR	$(5,056)
7,300,000 CHF	3/16/2016	JP Morgan Chase Bank	Receive	1.30%	6 Month CHF LIBOR	(5,858)
13,500,000 SEK	3/16/2016	Citigroup	(Pay)	2.60%	3 Month SEK STIBOR	32,267
111,400,000 SEK	3/16/2016	Barclays Bank PLC	(Pay)	2.60%	3 Month SEK STIBOR	266,261

						$287,614

					Premiums to (Pay) Receive	$(107,807)

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
Total Return Swaps

Notional	Expiration				Market
Amount	Date	Counterparty	Fund Pays	Fund Receives	Value
290,000,000 USD	1/14/2011	Barclays Bank PLC	0.34%	Barclays TIPS Index Total Return (a)	$(6,514,248)

				Premiums to (Pay) Receive	$—

As of November 30, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
BOBL — Bundesobligationen
CBT — Chicago Board of Trade
CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.
SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.
TIPS — Treasury Inflation Protected Securities
TSE — Tokyo Stock Exchange
(a) Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(b) All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(c) Underlying investment represents interests in defaulted claims.
(d) Rate shown represents yield-to-maturity.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar

CHF — Swiss Franc
EUR — Euro
GBP — British Pound
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.0% of net assets. The underlying funds classify such securities (as defined below) as Level 3. During the period ended November 30, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 6.0% of the net assets of the Fund.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
U.S. Government	$—	$88,921,308	$—	$88,921,308

TOTAL DEBT OBLIGATIONS	—	88,921,308	—	88,921,308

Mutual Funds	290,503,161	15,038	—	290,518,199
Options Purchased	—	929,114	—	929,114
Short-Term Investments	1,000,814	—	—	1,000,814

Total Investments	291,503,975	89,865,460	—	381,369,435

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	1,339,703	—	1,339,703
Futures Contracts
Interest rate risk	1,249,855	—	—	1,249,855
Swap Agreements
Interest rate risk	—	298,528	—	298,528

Total	$292,753,830	$91,503,691	$—	$384,257,521

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(2,225,402)	$—	$(2,225,402)
Futures Contracts
Interest rate risk	(16,668)	—	—	(16,668)
Swap Agreements
Interest rate risk	—	(6,525,162)	—	(6,525,162)
Written Options
Foreign currency risk	—	(480,744)	—	(480,744)

Total	$(16,668)	$(9,231,308)	$—	$(9,247,976)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities and other financial instruments using Level 3 inputs were 38.2% and (0.1%) of total net assets, respectively.
The Fund held no direct investments or other financial instruments directly at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Loan agreements
The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. The Fund had no loan agreements outstanding at the end of the period.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended November 30, 2010, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. In addition, increases in real interest rates need not be accompanied by increases in nominal interest rates. In such instances, the value of inflation indexed bonds may experience greater declines than non-inflation indexed (or nominal) fixed income investments with similar maturities. There can be no assurance that the value of the Fund’s inflation indexed bond investments will be directly correlated to changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the

Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2010, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2010, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2010, the Fund used purchased option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk, as well as to enhance the diversity and liquidity of the portfolio and to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended November 30, 2010, the Fund used written option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk, as well as to enhance the diversity and liquidity of the portfolio and to adjust interest rate exposure. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended November 30, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal	Number of
	Amount of	of Future		Amount of	Future
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	—	—	$—	—	—	$—
Options written	(20,900,000)	—	(412,106)	—	—	—
Options bought back	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	(20,900,000)	—	$(412,106)	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2010, the Fund used swap agreements to adjust interest rate exposure and adjust its exposure to certain markets. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$—	$929,114	$—	$—	$—	$929,114
Unrealized appreciation on futures contracts*	1,249,855	—	—	—	—	1,249,855
Unrealized appreciation on forward currency contracts	—	1,339,703				1,339,703
Unrealized appreciation on swap agreements	298,528	—	—	—	—	298,528

Total	$1,548,383	$2,268,817	$—	$—	$—	$3,817,200

Liabilities:
Written options outstanding	$—	$(480,744)	$—	$—	$—	$(480,744)
Unrealized depreciation on futures contracts*	(16,668)	—	—	—	—	(16,668)
Unrealized appreciation on forward currency contracts	—	(2,225,402)	—	—	—	(2,225,402)
Unrealized depreciation on swap agreements	(6,525,162)	—	—	—	—	(6,525,162)

Total	$(6,541,830)	$(2,706,146)	$—	$—	$—	$(9,247,976)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), or principal amounts (options), or notional amounts (swap agreements), outstanding at each month-end, was as follows for the period ended November 30, 2010:

	Forward
	Currency	Futures
	Contracts	Contracts	Options	Swap Agreements
Average amount outstanding	$172,581,322	$116,896,367	$4,006,529	$334,992,221
Subsequent events
Subsequent to November 30, 2010, the Fund received redemption requests in the amount of $219,509,316.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Bond Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Par Value		Description	Value ($)

		DEBT OBLIGATIONS — 35.9%

		Canada — 2.1%
		Foreign Government Obligations
CAD	3,000,000	Government of Canada, 3.50%, due 06/01/20	3,027,617

		France — 4.4%
		Foreign Government Obligations
EUR	4,500,000	Government of France, 4.00%, due 10/25/38	6,270,558

		Germany — 2.2%
		Foreign Government Obligations
EUR	2,000,000	Republic of Deutschland, 4.75%, due 07/04/34(a)	3,243,050

		Italy — 1.9%
		Foreign Government Obligations
EUR	2,500,000	Republic of Italy, 4.00%, due 02/01/37	2,709,096

		Japan — 14.4%
		Foreign Government Obligations
JPY	1,638,400,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	20,754,959

		Spain — 1.4%
		Foreign Government Obligations
EUR	1,900,000	Government of Spain, 4.70%, due 07/30/41	1,972,593

		United Kingdom — 6.1%
		Foreign Government Obligations
GBP	5,500,000	U.K. Treasury Gilt, 4.25%, due 12/07/27	8,794,511

		Total Foreign Government Obligations	46,772,384

		United States — 3.4%
		U.S. Government
USD	4,831,195	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(a)(b)	4,874,222

		TOTAL DEBT OBLIGATIONS (COST $50,206,845)	51,646,606

Shares		Description	Value ($)

		MUTUAL FUNDS — 66.1%

		United States — 66.1%

		Affiliated Issuers
	514,117	GMO Emerging Country Debt Fund, Class IV	5,079,478
	5,107,044	GMO Short-Duration Collateral Fund	58,833,144
	37,466	GMO Special Purpose Holding Fund(c)	19,482
	13,036	GMO U.S. Treasury Fund	325,901
	1,383,141	GMO World Opportunity Overlay Fund	30,927,029

		Total United States	95,185,034

		TOTAL MUTUAL FUNDS (COST $97,276,824)	95,185,034

Principal Amount		Description	Value ($)

		OPTIONS PURCHASED — 0.3%

		Currency Options — 0.3%
AUD	8,000,000	AUD Put/USD Call, Expires 05/12/11, Strike 0.95	355,642

		TOTAL OPTIONS PURCHASED (COST $302,277)	355,642

Shares		Description	Value ($)

		SHORT-TERM INVESTMENTS — 0.7%

		Money Market Funds — 0.3%
	429,857	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	429,857

		U.S. Government — 0.4%
	600,000	U.S. Treasury Bill, 0.26%, due 11/17/11 (a)(d)	598,479

		TOTAL SHORT-TERM INVESTMENTS (COST $1,028,394)	1,028,336

		TOTAL INVESTMENTS — 103.0% (COST $148,814,340)	148,215,618

		Other Assets and Liabilities (net) — (3.0%)	(4,293,826)

		TOTAL NET ASSETS — 100.0%	$143,921,792

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 159,823,803	$2,662,495	$(14,270,680)	$(11,608,185)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Emerging Country Debt Fund, Class III**	$9,209,717	$187,378	$9,903,627	$187,377	$—	$—	$—
GMO Emerging Country Debt Fund, Class IV**	—	4,503,627	—	—	—	—	5,079,478
GMO Short-Duration Collateral Fund	95,722,342	—	18,000,000	814,765	—	22,733,355	58,833,144
GMO Special Purpose Holding Fund	20,606	—	—	—	—	—	19,482
GMO U.S. Treasury Fund	2,918,168	32,002,933	34,595,000	2,807	127	—	325,901
GMO World Opportunity Overlay Fund	45,924,652	2,650,000	19,400,000,	—	—	—	30,927,029

Totals	$153,795,485	$39,343,938	$81,898,627	$1,004,949	$127	$22,733,355	95,185,034

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through November 30, 2010.

The actual tax characterization of distributions paid by the underlying funds will be determined through fiscal year ending February 28, 2011.

**	At November 30, 2010, the Fund satisfied all minimum investment requirements for the GMO Emerging Country Debt Fund, Class IV shares that bear a lower shareholder service fee.

A summary of outstanding financial instruments at November 30, 2010 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement			Units of		Appreciation
Date	Counterparty	Deliver/Receive	Currency	Value	(Depreciation)
Buys †
1/18/11	Royal Bank of Scotland PLC	AUD	500,000	$476,475	$(12,410)
1/18/11	Deutsche Bank AG	AUD	7,900,000	7,528,312	(158,032)
1/18/11	Barclays Bank PLC	AUD	1,000,000	952,951	(18,029)
1/25/11	Deutsche Bank AG	CAD	1,200,000	1,167,701	(5,182)
12/14/10	Barclays Bank PLC	EUR	1,100,000	1,427,802	(109,250)
12/14/10	Royal Bank of Scotland PLC	EUR	400,000	519,201	(37,591)
12/14/10	Deutsche Bank AG	EUR	34,900,000	45,300,264	(3,260,149)
12/14/10	Citibank N.A.	EUR	1,000,000	1,298,002	(99,990)
2/01/11	Citibank N.A.	GBP	200,000	310,968	(12,176)
2/01/11	Barclays Bank PLC	GBP	300,000	466,452	(15,150)
2/01/11	Royal Bank of Scotland PLC	GBP	300,000	466,452	(11,034)
2/01/11	Deutsche Bank AG	GBP	2,300,000	3,576,131	(149,271)
1/11/11	Barclays Bank PLC	JPY	120,000,000	1,434,706	(42,890)
1/11/11	Deutsche Bank AG	JPY	3,593,900,000	42,968,243	(1,141,679)
2/15/11	Citibank N.A.	NZD	800,000	591,307	(17,277)
2/15/11	Deutsche Bank AG	NZD	10,000,000	7,391,339	(315,408)

				$115,876,306	$(5,405,518)

Sales #
1/18/11	Royal Bank of Scotland PLC	AUD	1,000,000	$952,951	$23,099
1/18/11	Barclays Bank PLC	AUD	600,000	571,770	19,709
1/18/11	Deutsche Bank AG	AUD	2,100,000	2,001,197	61,633
1/25/11	Deutsche Bank AG	CAD	200,000	194,617	1,435
12/07/10	Barclays Bank PLC	CHF	1,500,000	1,494,673	13,843
12/07/10	Citibank N.A.	CHF	1,200,000	1,195,738	18,338
12/07/10	Royal Bank of Scotland PLC	CHF	1,000,000	996,449	37,610
12/07/10	Deutsche Bank AG	CHF	300,000	298,934	7,050
12/14/10	Citibank N.A.	EUR	400,000	519,201	37,791

12/14/10	Royal Bank of Scotland PLC	EUR	1,500,000	1,947,003	103,084
12/14/10	Barclays Bank PLC	EUR	800,000	1,038,401	55,263
12/14/10	Deutsche Bank AG	EUR	1,300,000	1,687,402	85,776
2/01/11	Citibank N.A.	GBP	700,000	1,088,388	5,740
2/01/11	Barclays Bank PLC	GBP	700,000	1,088,388	2,125
1/11/11	Barclays Bank PLC	JPY	40,000,000	478,235	1,249
1/11/11	Citibank N.A.	JPY	110,000,000	1,315,147	39,533
1/11/11	Royal Bank of Scotland PLC	JPY	230,000,000	2,749,853	66,903
1/11/11	Deutsche Bank AG	JPY	210,000,000	2,510,735	(9,801)

				$22,129,082	$570,380

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Forward Cross Currency Contracts

						Net Unrealized
Settlement						Appreciation
Date	Counterparty	Deliver/Units of Currency		Receive/In Exchange For		(Depreciation)
2/08/11	Deutsche Bank AG	NOK	10,627,760	EUR	1,300,000	$(18,196)
2/22/11	Deutsche Bank AG	EUR	2,600,000	SEK	24,158,440	52,278

						$34,082

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
12	Canadian Government Bond 10 Yr.	March 2011	$1,431,513	$6,168
69	Euro Bund	December 2010	11,466,174	(143,366)
200	Federal Funds 30 Day	December 2010	83,181,654	70
4	Japanese Government Bond 10 Yr. (TSE)	December 2010	6,732,943	(58,818)
15	UK Gilt Long Bond	March 2011	2,821,274	20,521
15	U.S. Treasury Note 2 Yr. (CBT)	March 2011	3,290,625	4,646
23	U.S. Treasury Note 5 Yr. (CBT)	March 2011	2,756,586	7,298
14	U.S. Treasury Bond 30 Yr. (CBT)	March 2011	1,781,938	13,083

			$113,462,707	$(150,398)

Sales
26	Australian Government Bond 3 Yr.	December 2010	$2,557,944	$9,772
14	Australian Government Bond 10 Yr.	December 2010	1,399,800	26,660
102	Euro BOBL	December 2010	15,892,111	40,623
18	U.S. Treasury Note 10 Yr. (CBT)	March 2011	2,233,969	(4,952)

			$22,083,824	$72,103

Written Options
A summary of open written option contracts for the Fund at November 30, 2010 is as follows:
Currency Options

Principal	Expiration
Amount	Date	Description	Premiums	Market Value

Put 8,000,000	05/12/2011 AUD	AUD Put/USD Call, Strike 0.89	$(157,744)	$(184,017)

Reverse Repurchase Agreements

Average balance outstanding	$(4,071,024)
Average interest rate	0.3%
Maximum balance outstanding	$(16,565,973)
Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements.
Swap Agreements
Credit Default Swaps

							Maximum Potential
					Implied		Amount of Future
Notional	Expiration		Receive	Annual	Credit	Deliverable	Payments by the Fund	Market
Amount	Date	Counterparty	(Pay)^	Premium	Spread (1)	on Default	Under the Contract (2)	Value
21,000,000 USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	2.43%	Republic of Italy	N/A	$400,980
15,000,000 USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	2.72%	Republic of Italy	15,000,000 USD	(985,119)

								$(584,139)

							Premiums to (Pay) Receive	$—

^	Receive — Fund receives premium and sells credit protection.

(Pay) — Fund pays premium and buys credit protection.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
Interest Rate Swaps

Notional	Expiration		Receive			Market
Amount	Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value
33,000,000 SEK	3/16/2016	Barclays	(Pay)	2.60%	3 Month SEK STIBOR	$78,874
7,000,000 SEK	3/16/2016	Citigroup	(Pay)	2.60%	3 Month SEK STIBOR	16,731
2,700,000 CHF	3/16/2016	JP Morgan Chase Bank	Receive	1.30%	6 Month CHF LIBOR	(2,167)

2,600,000 CHF	3/16/2016	Barclays	Receive	1.30%	6 Month CHF LIBOR	(2,087)
54,000,000 EUR	3/28/2013	Merrill Lynch	Receive	2.22%	6 Month EUR LIBOR	670,569

						$761,920

					Premiums to (Pay) Receive	$(46,486)

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
As of November 30, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL — Bundesobligationen

CBT — Chicago Board of Trade

CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.

EUR LIBOR — London Interbank Offered Rate denominated in Euros.

SEK STIBOR — Stockholm Interbank Offered Rate denominated in Swedish Krona.

TSE — Tokyo Stock Exchange

(a) All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

(b) Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c) Underlying investment represents interests in defaulted claims.

(d) Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

EUR — Euro

GBP — British Pound

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.0% of net assets. The underlying funds classify such securities (as defined below) as Level 3. During the period ended November 30, 2010, the Manager evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 5.7% of the net assets of the Fund.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
U.S. Government	$—	$4,874,222	$—	$4,874,222
Foreign Government Obligations	—	46,772,384	—	46,772,384

TOTAL DEBT OBLIGATIONS	—	51,646,606	—	51,646,606

Mutual Funds	95,165,552	19,482	—	95,185,034
Options Purchased	—	355,642	—	355,642
Short-Term Investments	1,028,336	—	—	1,028,336

Total Investments	96,193,888	52,021,730	—	148,215,618

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	632,459	—	632,459
Futures Contracts
Interest rate risk	128,841	—	—	128,841
Swap Agreements
Credit risk	—	400,980	—	400,980
Interest rate risk	—	766,174	—	766,174

Total	$96,322,729	$53,821,343	$—	$150,144,072

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(5,433,515)	$—	$(5,433,515)
Futures Contracts
Interest rate risk	(207,136)	—	—	(207,136)
Written Options
Foreign currency risk	—	(184,017)	—	(184,017)
Swap Agreements
Credit risk	—	(985,119)	—	(985,119)
Interest rate risk		(4,254)		(4,254)

Total	$(207,136)	$(6,606,905)	$—	$(6,814,041)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 36.0% and (0.1)% of total net assets, respectively.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in Unrealized
	Balances				Change in				Balances	Appreciation(Depreciation)
	as of		Accrued	Total	Unrealized	Transfer	Transfers		as of	from Investments Still
	February	Net	Discounts/	Realized	Appreciation	into	out of		November	Held as of November 30,
	28, 2010	Purchases/(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*		30,2010	2010
Swap Agreements	$17,943	$81,900	$—	$(81,900)	$(602,082)	$—	$584,139	**	$—	$—

Total	$17,943	$81,900	$—	$(81,900)	$(602,082)	$—	$584,139		$—	$—

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended November 30, 2010, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Currency Risk – Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Market Risk – Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Liquidity Risk – Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Credit and Counterparty Risk – The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Fund of Funds Risk – The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.
Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market

Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, accredited investors, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended November 30, 2010, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2010, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2010, the Fund used purchased currency option contracts to adjust exposure to currencies and otherwise manage currency exchange rate risk. Options contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended November 30, 2010, the Fund used written currency option contracts to adjust exposure to currencies and otherwise manage currency exchange rate risk. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended November 30, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal	Number of
	Amount of	of Futures		Amount of	Futures
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	—	—	$—	—	—	$—
Options written	(8,000,000)	—	(157,744)	—	—	—
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	(8,000,000)	—	$(157,744)	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2010, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$—	$355,642	$—	$—	$—	355,642
Unrealized appreciation on futures contracts*	128,841	—	—	—	—	128,841
Unrealized appreciation on forward currency contracts	—	632,459	—	—	—	632,459
Unrealized appreciation on swap agreements	766,174	—	400,980	—	—	1,167,154

Total	$895,015	$988,101	$400,980	$—	$—	$2,284,096

Liabilities:
Written options outstanding	$—	$(184,017)	$—	$—	$—	$(184,017)
Unrealized depreciation on futures contracts*	(207,136)	—	—	—	—	(207,136)
Unrealized depreciation on forward currency contracts	—	(5,433,515)	—	—	—	(5,433,515)
Unrealized depreciation on swap agreements	(4,254)	—	(985,119)	—	—	(989,373)

Total	$(211,390)	$(5,617,532)	$(985,119)	$—	$—	$(6,814,041)

*	The Fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts amd futures contracts), notional amounts (swap agreements), or principal (options) outstanding at each month-end, was as follows for the period ended November 30, 2010:

	Forward
	Currency	Futures		Swap
	Contracts	Contracts	Options	Agreements
Average amount outstanding	$205,837,642	$101,973,066	$1,533,600	$118,074,765

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 96.3%

	Australia — 4.3%
4,436,474	BlueScope Steel Ltd	8,184,645
1,158,740	Boart Longyear Group	4,139,829
1,853,623	Charter Hall Office (REIT)	5,031,199
715,486	Commonwealth Bank of Australia	33,037,702
8,134,494	Dexus Property Group (REIT)	6,076,352
3,591,468	Goodman Fielder Ltd	4,730,153
12,577,100	Goodman Group (REIT)	7,707,629
4,520,763	GPT Group (REIT)	12,023,000
9,909,379	ING Office Fund	5,546,362
3,788,830	Mirvac Group (REIT)	4,638,685
162,483	Newcrest Mining Ltd	6,150,710
909,163	OneSteel Ltd	2,173,406
4,205,413	Pacific Brands Ltd *	4,179,330
2,421,137	Qantas Airways Ltd *	6,092,987
253,824	Rio Tinto Ltd	19,929,144
4,721,716	Stockland (REIT)	16,590,217
801,478	Suncorp-Metway Ltd	6,925,366
727,083	TABCORP Holdings Ltd	4,941,510
10,263,436	Telstra Corp Ltd	27,617,855
138,253	Wesfarmers Ltd	4,158,771
441,970	Woodside Petroleum Ltd	17,732,049
414,920	Woolworths Ltd	10,655,101

	Total Australia	218,262,002

	Austria — 0.6%
128,844	Erste Group Bank AG	5,032,988
1,248,325	Immofinanz AG *	4,426,645
383,096	OMV AG	12,856,194
100,040	Raiffeisen International Bank Holding	4,901,735
88,544	Voestalpine AG	3,585,118

	Total Austria	30,802,680

	Belgium — 1.1%
2,718,427	Ageas	6,193,790
167,335	Anheuser-Busch InBev NV	9,148,169
253,767	Belgacom SA	8,573,776
186,255	Colruyt SA	9,300,286
85,541	Delhaize Group	5,849,161
1,454,004	Dexia SA *	5,323,868
86,280	KBC Groep NV *	3,019,549
125,912	Umicore	5,967,990

	Total Belgium	53,376,589

	Canada — 2.0%
309,300	Barrick Gold Corp	15,941,808
220,000	BCE Inc	7,438,703
952,900	EnCana Corp	26,390,285
407,000	Magna International Inc Class A	19,423,243
190,900	Methanex Corp	5,593,758
110,200	Metro Inc Class A	4,969,225
83,100	National Bank of Canada	5,491,699
280,100	Sun Life Financial Inc	7,558,102
172,800	Teck Resources Ltd Class B	8,586,555

	Total Canada	101,393,378

	Denmark — 1.7%
83,704	Carlsberg A/S Class B	7,900,201
60,821	Danisco A/S	4,642,328
244,782	Danske Bank A/S *	6,071,519
48,274	FLSmidth & Co A/S	3,965,219
643,134	Novo-Nordisk A/S Class B	63,820,035

	Total Denmark	86,399,302

	Finland — 1.0%
240,291	Metso Oyj	12,335,390
354,172	Neste Oil Oyj	4,984,725
943,195	Nokia Oyj	8,722,309
139,865	Sampo Oyj Class A	3,419,805
720,672	Stora Enso Oyj Class R	6,206,203
123,677	Tieto Oyj	2,239,522
736,489	UPM—Kymmene Oyj	10,932,952

	Total Finland	48,840,906

	France — 10.0%
55,983	Air Liquide SA	6,546,044
710,442	BNP Paribas	42,022,376
76,544	Casino Guichard-Perrachon SA	6,742,618
147,119	Cie Generale de Geophysique *	3,403,306
152,642	Essilor International SA	9,533,279
459,522	France Telecom SA	9,319,020
61,959	Hermes International	11,719,498
107,612	L’Oreal SA	11,436,610
243,985	Lagardere SCA	9,003,249
250,376	LVMH Moet Hennessy Louis Vuitton SA	37,922,328
458,606	Natixis *	2,013,571
39,077	Nexans SA	2,594,538
134,343	Peugeot SA *	4,993,056
74,226	PPR	11,790,522
239,334	Renault SA *	12,534,128
470,715	Rhodia SA	12,374,459
210,457	Safran SA	6,585,109
1,934,239	Sanofi-Aventis	117,251,574
86,603	Schneider Electric SA	12,138,225
358,061	Societe Generale	16,556,025
135,033	Technip SA	10,448,425
1,938,521	Total SA	94,096,809
159,759	Valeo SA *	8,002,032
25,979	Vallourec SA	2,460,598
1,125,367	Vivendi SA	27,401,476
147,020	Wendel	11,351,240

	Total France	500,240,115

	Germany — 5.5%
60,801	Adidas AG	3,814,782
211,751	Aixtron AG	6,411,523
175,859	Aurubis AG	8,493,873
209,415	BASF AG	15,589,222
334,098	Bayerische Motoren Werke AG	25,075,808
709,169	Daimler AG (Registered) *	45,797,838
140,607	Deutsche Lufthansa AG (Registered) *	2,987,285
960,404	E.ON AG	27,493,434
4	Hochtief AG	295
2,274,756	Infineon Technologies AG *	20,130,202

354,328	Kloeckner & Co AG *	8,861,740
284,407	Lanxess AG	19,989,883
116,644	MAN SE	13,650,578
204,999	MTU Aero Engines Holding AG	11,925,234
26,302	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,648,297
69,246	RWE AG	4,301,672
112,695	Salzgitter AG	7,222,229
496,879	SAP AG	23,143,540
68,814	Siemens AG (Registered)	7,500,486
96,383	Software AG	11,801,996
122,572	Stada Arzneimittel AG	3,883,551
248,259	Suedzucker AG	5,299,583

	Total Germany	277,023,051

	Greece — 0.4%
990,702	Alpha Bank A.E. *	5,485,852
823,578	National Bank of Greece SA *	6,854,374
402,701	OPAP SA	6,475,356

	Total Greece	18,815,582

	Hong Kong — 1.6%
2,306,000	Cathay Pacific Airways Ltd	6,697,668
2,579,721	CLP Holdings Ltd	21,156,880
815,600	Esprit Holdings Ltd	3,904,787
2,462,500	Hong Kong Electric Holdings Ltd	15,786,399
504,000	Li & Fung Ltd	3,136,107
9,448,000	Pacific Basin Shipping Ltd	6,343,135
435,000	Sun Hung Kai Properties Ltd	7,128,495
485,000	Swire Pacific Ltd	7,427,263
1,995,500	Yue Yuen Industrial Holdings	7,172,711

	Total Hong Kong	78,753,445

	Ireland — 0.6%
1,062,759	C&C Group Plc	4,290,953
783,020	CRH Plc	13,584,640
203,210	DCC Plc	5,301,773
241,438	Kerry Group Plc Class A	7,764,580

	Total Ireland	30,941,946

	Israel — 0.3%
2,539,190	Bezeq Israeli Telecommunication Corp Ltd	6,795,366
354,938	Israel Chemicals Ltd	5,120,606
214,666	Partner Communications Co Ltd	4,423,229

	Total Israel	16,339,201

	Italy — 4.9%
351,669	Bulgari SPA	3,396,949
11,678,703	Enel SPA	54,867,348
5,329,182	ENI SPA	107,232,214
396,875	Fondiaria—Sai SPA	2,646,375
422,848	Mediobanca SPA	3,478,948
3	Parmalat SPA	8
335,008	Recordati SPA	2,883,682
354,324	Saipem SPA	14,753,145
1,735,647	Snam Rete Gas SPA	8,236,821
6,922,660	Telecom Italia SPA	8,518,725
14,120,021	Telecom Italia SPA-Di RISP	14,757,901
1,810,844	Terna SPA	7,421,468

8,572,429	UniCredit SPA	16,569,873

	Total Italy	244,763,457

	Japan — 23.2%
2,138	Advance Residence Investment Corp (REIT) *	3,828,770
1,390,000	All Nippon Airways Co Ltd *	4,917,713
1,315,600	Alps Electric Co Ltd	12,920,582
747,000	Asahi Glass Co Ltd	8,306,002
685,200	Astellas Pharma Inc	24,532,774
273,800	Canon Inc	12,882,370
557	CyberAgent Inc	1,034,244
407,150	Daiei Inc *	1,568,813
1,046,000	Daiichi Chuo Kisen Kaisha *	2,656,071
1,137,000	Dainippon Ink and Chemicals Inc	2,251,238
433,000	Dainippon Screen Manufacturing Co Ltd *	2,816,460
413,400	Daito Trust Construction Co Ltd	25,540,218
397,100	Dena Co Ltd	11,567,781
258,600	Don Quijote Co Ltd	7,451,589
30,000	Ebara Corp *	127,717
246,400	Eisai Co Ltd	8,465,561
258,000	Fanuc Ltd	36,876,634
77,300	Fast Retailing Co Ltd	12,176,260
1,713,000	Fuji Electric Holdings Co Ltd	4,568,820
1,811,000	Fuji Heavy Industries Ltd	13,355,561
196,900	Fuji Oil Co Ltd	2,670,911
292,500	Gree Inc	3,561,304
713,000	Hanwa Co Ltd	2,707,927
1,515,500	Haseko Corp *	1,355,550
121,600	Hikari Tsushin Inc	2,583,495
5,445,000	Hitachi Ltd	25,679,532
1,009,400	Honda Motor Co Ltd	36,510,942
1,087	INPEX Corp	5,580,098
4,473,000	Isuzu Motors Ltd	19,820,915
1,502,600	Itochu Corp	13,915,489
190,800	JFE Holdings Inc	6,050,273
7,172,630	JX Holdings Inc	44,314,378
379,520	K’s Holdings Corp	9,881,604
3,478,000	Kajima Corp	8,658,503
830	Kakaku.com Inc	4,057,401
805,600	Kao Corp	20,171,764
3,228,000	Kawasaki Kisen Kaisha Ltd	13,471,659
3,614	KDDI Corp	20,620,619
541,600	Komatsu Ltd	14,967,691
335,100	Konami Corp	6,239,152
42,700	Kyocera Corp	4,345,906
127,300	Lawson Inc	5,639,077
1,223,100	Leopalace21 Corp *	2,200,779
2,718,000	Marubeni Corp	17,592,647
4,895,000	Mazda Motor Corp	13,562,685
51,904	Meiji Holdings Co Ltd	2,254,415
1,020,000	Mitsubishi Chemical Holdings Corp	5,855,035
660,100	Mitsubishi Corp	16,664,810
1,336,000	Mitsubishi Electric Corp	13,198,312
172,040	Mitsubishi UFJ Lease & Finance Co Ltd	6,281,076
574,000	Mitsui & Co Ltd	8,950,883
1,374,000	Mitsui OSK Lines Ltd	9,433,431
15,738,800	Mizuho Financial Group Inc	24,860,032
53,200	Murata Manufacturing Co Ltd	3,242,213
2,098	Net One Systems Co Ltd	2,743,454

29,900	Nidec Corp	2,983,916
33,500	Nintendo Co Ltd	9,082,848
4,166,000	Nippon Light Metal Co Ltd *	7,447,022
629,300	Nippon Telegraph & Telephone Corp	28,528,491
713,000	Nippon Yakin Koguo Co Ltd *	1,990,812
2,876,000	Nippon Yusen KK	12,531,506
3,385,800	Nissan Motor Co Ltd	31,667,085
115,550	Nitori Co Ltd	10,180,643
327,600	Nitto Denko Corp	13,559,089
595,000	NSK Ltd	5,007,640
938	NTT Data Corp	3,032,954
20,344	NTT Docomo Inc	33,012,766
1,911,000	Obayashi Corp	7,921,588
544,000	OKUMA Corp *	3,627,920
243,700	Omron Corp	6,004,752
127,400	Ono Pharmaceutical Co Ltd	5,627,798
304,970	ORIX Corp	26,011,892
3,774,000	Osaka Gas Co Ltd	14,105,846
2,156,400	Pioneer Corp *	8,365,432
89,930	Point Inc	3,946,042
1,171,900	Resona Holdings Inc	7,152,108
524,000	Ricoh Company Ltd	7,359,621
692,600	Round One Corp	3,515,337
121,700	Ryohin Keikaku Co Ltd	4,761,351
223,200	Sankyo Co Ltd	11,807,810
42,400	Sawai Pharmaceuticals Co Ltd	3,617,857
165,800	Secom Co Ltd	7,375,877
629,800	Seven & I Holdings Co Ltd	15,386,848
422,000	SoftBank Corp	14,611,239
5,571,200	Sojitz Corp	10,755,471
743,000	Sumitomo Heavy Industries Ltd	4,553,254
1,593,400	Sumitomo Corp	20,741,891
2,388,068	Sumitomo Trust & Banking Co Ltd	12,672,267
2,271,000	Taiheiyo Cement Co Ltd *	2,788,179
3,643,000	Taisei Corp	8,203,520
317,000	Taisho Pharmaceutical Co Ltd	6,584,461
71,000	Taiyo Yuden Co Ltd	940,286
1,538,500	Takeda Pharmaceutical Co Ltd	71,433,673
393,280	Takefuji Corp (a) (b)	4,699
1,410,000	Tokyo Gas Co Ltd	6,149,258
678,100	Tokyo Steel Manufacturing Co	6,856,749
2,105,000	Tokyo Tatemono Co Ltd	8,252,819
363,000	TonenGeneral Sekiyu KK	3,571,117
1,012,500	Toyota Motor Corp	39,247,403
797,400	Toyota Tsusho Corp	12,931,268
459,000	Tsugami Corp	3,053,562
116,200	Unicharm Corp	4,531,795
751,300	UNY Co Ltd	6,779,585
67,330	USS Co Ltd	4,876,419
211,800	Yamada Denki Co Ltd	13,455,721
821,000	Zeon Corp	6,597,551

	Total Japan	1,162,694,178

	Malta — 0.0%
15,998,662	BGP Holdings Plc *	—

	Netherlands — 2.6%
92,222	ASML Holding NV	3,001,441
113,214	Boskalis Westminster	4,849,413
204,555	CSM	6,203,347

373,329	Heineken NV	17,271,456
5,698,909	ING Groep NV *	50,262,109
342,061	Koninklijke Ahold NV	4,136,002
1,098,805	Koninklijke BAM Groep NV	5,843,306
155,766	Koninklijke DSM NV	7,598,445
707,257	Koninklijke Philips Electronics NV	19,122,985
392,844	Reed Elsevier NV	4,596,562
85,138	Wereldhave NV (REIT)	7,499,304

	Total Netherlands	130,384,370

	New Zealand — 0.4%
1,073,250	Fletcher Building Ltd	6,333,059
7,453,236	Telecom Corp of New Zealand	11,965,930

	Total New Zealand	18,298,989

	Norway — 0.5%
166,474	Acergy SA	3,315,256
645,155	DnB NOR ASA	7,894,992
110,710	Frontline Ltd	2,896,645
292,332	Petroleum Geo—Services ASA *	3,540,454
134,577	Yara International ASA	6,396,396

	Total Norway	24,043,743

	Portugal — 0.0%
441,493	EDP — Energias de Portugal SA	1,409,372

	Singapore — 2.9%
3,513,000	CapitaCommercial Trust (REIT)	3,960,791
972,000	Ezra Holdings Ltd	1,212,999
761,000	Fraser & Neave Ltd	3,461,320
8,644,000	Genting Singapore Plc *	13,021,255
36,284,000	Golden Agri-Resources Ltd	19,905,539
2,845,000	Jaya Holdings Ltd *	1,549,769
1,116,200	MobileOne Ltd	1,869,573
4,709,000	Neptune Orient Lines Ltd *	7,727,960
6,052,181	Noble Group Ltd	9,383,867
1,772,000	Oversea-Chinese Banking Corp Ltd	13,323,328
1,371,000	SembCorp Marine Ltd	5,052,897
216,000	Singapore Airlines Ltd	2,520,632
2,496,000	Singapore Exchange Ltd	16,288,486
3,328,000	Singapore Press Holdings Ltd	10,558,233
10,169,000	Singapore Telecommunications	23,850,866
5,529,000	Suntec Real Estate Investment Trust (REIT)	5,944,612
590,000	Venture Corp Ltd	4,026,224
2,772,000	Yangzijiang Shipbuilding Holdings Ltd	3,777,232

	Total Singapore	147,435,583

	Spain — 1.3%
520,530	Banco Bilbao Vizcaya Argentaria SA	4,781,745
1,020,636	Banco Popular Espanol SA	5,189,020
1,288,036	Banco Santander SA	12,278,671
837,247	Iberdrola SA	5,734,031
170,432	Inditex SA	12,854,805
1,064,938	Repsol YPF SA	25,670,375

	Total Spain	66,508,647

	Sweden — 3.7%
409,799	Alfa Laval AB	7,199,282

319,237	Assa Abloy AB Class B	8,570,231
881,353	Atlas Copco AB Class A	19,462,280
881,360	Boliden AB	15,156,913
1,041,413	Hennes & Mauritz AB Class B	35,229,398
168,393	Modern Times Group AB Class B	12,291,899
147,298	NCC Class B	2,810,892
1,030,726	Sandvik AB	17,454,248
233,874	Scania AB Class B	4,780,563
717,371	Skandinaviska Enskilda Banken AB Class A	5,211,904
348,879	SKF AB Class B	9,289,566
222,724	Svenska Handelsbanken AB Class A	6,655,188
1,860,780	Swedbank AB Class A *	23,532,049
655,151	Trelleborg AB Class B	6,321,238
1,017,986	Volvo AB Class B *	14,798,672

	Total Sweden	188,764,323

	Switzerland — 6.9%
385,287	Clariant AG (Registered) *	6,952,009
590,941	Compagnie Financiere Richemont SA Class A	31,873,735
1,712,024	Nestle SA (Registered)	93,013,391
2,152,081	Novartis AG (Registered)	114,612,655
350,955	Roche Holding AG (Non Voting)	48,127,922
61,126	Swatch Group AG	24,537,516
13,251	Swisscom AG (Registered)	5,405,586
119,787	Synthes Inc	14,663,694
401,798	UBS AG (Registered) *	6,052,165

	Total Switzerland	345,238,673

	United Kingdom — 20.8%
2,244,902	3i Group Plc	10,428,540
341,136	Aggreko Plc	7,778,495
99,611	Anglo American Plc	4,368,629
2,439,527	ARM Holdings Plc	15,110,000
2,623,521	AstraZeneca Plc	122,635,554
2,903,491	Barclays Plc	11,665,462
635,755	BBA Aviation Plc	1,881,654
1,427,195	BG Group Plc	25,802,739
642,196	BHP Billiton Plc	22,819,586
3,114,879	BP Plc	20,791,804
388,494	British American Tobacco Plc	14,103,895
9,429,341	BT Group Plc	24,945,849
1,329,588	Burberry Group Plc	20,614,599
685,943	Capita Group Plc	6,963,236
2,659,169	Centrica Plc	12,707,561
1,421,828	Compass Group Plc	12,296,017
1,105,917	Diageo Plc	19,745,198
9,278,322	Dixons Retail Plc *	3,646,785
1,193,979	Drax Group Plc	6,577,526
363,752	Eurasian Natural Resources Corp	4,970,612
690,472	FirstGroup Plc	3,882,600
1,456,479	Game Group Plc	1,565,150
8,589,019	GlaxoSmithKline Plc	162,684,251
2,540,914	Home Retail Group Plc	7,972,801
1,233,307	HSBC Holdings Plc	12,480,459
465,566	IMI Plc	6,217,930
194,139	Imperial Tobacco Group Plc	5,700,553
420,343	Kazakhmys Plc	9,047,091
2,242,969	Kesa Electricals Plc	5,729,556
475,528	Lancashire Holdings Ltd	4,542,577

18,553,126	Lloyds Banking Group Plc *	17,522,683
557,685	Next Plc	17,459,380
1,492,363	Northern Foods Plc	1,387,035
474,775	Pearson Plc	6,847,811
231,396	Petrofac Ltd	5,011,532
374,595	Reckitt Benckiser Group Plc	19,855,594
752,650	Rio Tinto Plc	47,983,945
49,483,008	Rolls—Royce Group Plc C Shares (London) *	76,968
773,172	Rolls—Royce Group Plc *	7,325,389
567,226	Royal Dutch Shell Group Class A (Amsterdam)	17,076,538
2,340,637	Royal Dutch Shell Plc A Shares (London)	70,542,468
1,581,412	Royal Dutch Shell Plc B Shares (London)	47,004,611
174,126	SABMiller Plc	5,513,519
444,948	Scottish & Southern Energy Plc	7,756,002
370,141	Shire Plc	8,672,976
647,273	Smith & Nephew Plc	5,879,497
190,197	Spectris Plc	3,383,053
1,226,943	Stagecoach Group Plc	3,765,254
850,110	Standard Chartered Plc	22,900,219
1,076,605	Tesco Plc	6,946,490
943,419	Travis Perkins Plc	11,875,658
914,050	Trinity Mirror Plc *	990,289
580,556	Tullett Prebon Plc	3,164,286
194,452	Unilever Plc	5,383,791
26,000,318	Vodafone Group Plc	64,868,308
392,495	Weir Group Plc (The)	10,626,562
225,076	WH Smith Plc	1,654,119
2,472,926	William Hill Plc	5,989,147
676,400	Wolseley Plc *	18,085,195
564,567	WPP Plc	6,256,528

	Total United Kingdom	1,041,481,556

	TOTAL COMMON STOCKS (COST $4,854,769,117)	4,832,211,088

	PREFERRED STOCKS — 1.2%

	Germany — 1.2%
202,758	Henkel AG & Co KGaA 1.09%	12,434,377
233,805	Porsche Automobil Holding SE 0.16%	17,491,865
333,546	ProSiebenSat.1 Media AG 0.09%	8,815,584
133,701	Volkswagen AG 1.30%	21,438,846

	Total Germany	60,180,672

	TOTAL PREFERRED STOCKS (COST $42,825,089)	60,180,672

	MUTUAL FUNDS — 0.8%

	United States — 0.8%

	Affiliated Issuers
1,507,800	GMO U.S. Treasury Fund	37,695,000

	TOTAL MUTUAL FUNDS (COST $37,695,000)	37,695,000

	SHORT-TERM INVESTMENTS — 2.0%

Par Value		Description	Value ($)

		Time Deposits — 2.0%
USD	14,000,000	BNP Paribas (Grand Cayman) Time Deposit, 0.22%, due 12/01/10	14,000,000
JPY	292,096,840	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/10	3,490,224

NZD	12,775	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.95%, due 12/01/10	9,499
NOK	59,938	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.81%, due 12/01/10	9,649
SEK	67,032	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.87%, due 12/01/10	9,531
HKD	77,513	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/10	9,982
SGD	138,635	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 12/01/10	104,999
CHF	3,716,764	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.02%, due 12/01/10	3,703,247
DKK	164,664	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.30%, due 12/01/10	28,676
AUD	257,402	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.64%, due 12/01/10	246,720
GBP	206,130	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.48%, due 12/01/10	320,625
USD	689,658	Citibank (New York) Time Deposit, 0.21%, due 12/01/10	689,658
CAD	88,105	Citibank (New York) Time Deposit, 0.96%, due 12/01/10	85,826
EUR	1,184,408	Citibank (New York) Time Deposit, 0.33%, due 12/01/10	1,537,421
USD	25,000,000	Commerzbank (Grand Cayman) Time Deposit, 0.23%, due 12/01/10	25,000,000
USD	25,000,000	HSBC Bank (USA) Time Deposit, 0.17%, due 12/01/10	25,000,000
USD	25,000,000	Societe Generale (Grand Cayman) Time Deposit, 0.17%, due 12/01/10	25,000,000

		Total Time Deposits	99,246,057

		TOTAL SHORT-TERM INVESTMENTS (COST $99,246,057)	99,246,057

		TOTAL INVESTMENTS — 100.3% (COST $5,034,535,263)	5,029,332,817

		Other Assets and Liabilities (net) — (0.3%)	(13,402,525)

		TOTAL NET ASSETS — 100.0%	$5,015,930,292

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 5,095,971,858	$519,492,243	$(586,131,284)	$(66,639,041)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$—	$37,695,000	$—	$6,666	$—	$37,695,000

Totals	$—	$37,695,000	$—	$6,666	$—	$37,695,000

A summary of outstanding financial instruments at November 30, 2010 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement			Units of		Appreciation
Date	Counterparty	Deliver/Receive	Currency	Value	(Depreciation)
Buys †
12/17/10	The Royal Bank of Scotland PLC	GBP	10,579,539	$16,454,172	$(331,494)
12/17/10	Bank of America, N.A.	GBP	27,166,412	42,251,446	(938,531)
12/17/10	Morgan Stanley Capital Services Inc.	GBP	31,502,371	48,995,087	(1,626,703)
12/17/10	Deutsche Bank AG	GBP	23,133,355	35,978,903	(769,357)
12/17/10	Brown Brothers Harriman & Co.	HKD	245,505,587	31,620,061	(64,825)
12/17/10	JPMorgan Chase Bank, N.A.	HKD	60,254,935	7,760,576	(8,396)
12/17/10	State Street Bank and Trust Co.	HKD	368,258,381	47,430,092	(98,587)
12/17/10	Barclays Bank PLC	HKD	184,129,190	23,715,046	(47,392)
12/17/10	Morgan Stanley Capital Services Inc.	HKD	184,129,190	23,715,046	(46,441)

12/17/10	Deutsche Bank AG	JPY	2,528,904,000	30,224,151	(119,905)
12/17/10	Brown Brothers Harriman & Co.	SEK	153,695,375	21,843,942	(1,164,899)
12/17/10	JPMorgan Chase Bank, N.A.	SEK	98,804,003	14,042,511	(728,827)
12/17/10	Bank of New York Mellon	SEK	139,303,875	19,798,551	(1,085,022)
12/17/10	Bank of America, N.A.	SEK	148,010,367	21,035,961	(1,182,814)
12/17/10	The Royal Bank of Scotland PLC	SEK	245,448,852	34,884,397	(1,987,650)
12/17/10	Barclays Bank PLC	SEK	148,010,367	21,035,961	(1,173,812)
12/17/10	Deutsche Bank AG	SEK	98,804,003	14,042,511	(797,159)
12/17/10	Barclays Bank PLC	SGD	61,093,777	46,268,933	(1,174,069)
12/17/10	Bank of America, N.A.	SGD	122,187,554	92,537,866	(2,736,566)

				$593,635,213	$(16,082,449)

Sales #
12/17/10	State Street Bank and Trust Co.	AUD	4,518,000	$4,321,944	$90,588
12/17/10	JPMorgan Chase Bank, N.A.	AUD	2,519,000	2,409,689	10,125
12/17/10	The Royal Bank of Scotland PLC	CAD	16,247,412	15,822,221	157,435
12/17/10	Deutsche Bank AG	CAD	6,014,000	5,856,615	54,531
12/17/10	Morgan Stanley Capital Services Inc.	CAD	39,011,168	37,990,256	386,091
12/17/10	Barclays Bank PLC	CAD	27,203,691	26,491,778	271,918
12/17/10	The Royal Bank of Scotland PLC	CHF	41,644,121	41,503,094	1,142,096
12/17/10	Deutsche Bank AG	CHF	33,930,010	33,815,106	1,656,129
12/17/10	State Street Bank and Trust Co.	CHF	7,191,000	7,166,648	39,345
12/17/10	Barclays Bank PLC	CHF	41,644,121	41,503,094	1,881,168
12/17/10	State Street Bank and Trust Co.	DKK	218,082,412	37,979,047	3,574,707
12/17/10	The Royal Bank of Scotland PLC	DKK	218,082,412	37,979,047	3,047,896
12/17/10	The Royal Bank of Scotland PLC	EUR	9,037,163	11,730,238	887,557
12/17/10	Bank of America, N.A.	EUR	25,349,395	32,903,516	2,472,072
12/17/10	Deutsche Bank AG	EUR	12,386,000	16,077,029	33,937
12/17/10	Morgan Stanley Capital Services Inc.	GBP	12,151,000	18,898,238	375,605
12/17/10	Deutsche Bank AG	GBP	8,436,000	13,120,363	10,693
12/17/10	State Street Bank and Trust Co.	HKD	50,721,000	6,532,646	4,991
12/17/10	Deutsche Bank AG	JPY	1,128,936,000	13,492,459	(2,478)
12/17/10	Bank of America, N.A.	NZD	12,464,049	9,255,672	107,110

12/17/10	Brown Brothers Harriman & Co.	SEK	129,677,356	18,430,383	1,039,230
12/17/10	Bank of New York Mellon	SEK	97,258,017	13,822,787	927,579
12/17/10	The Royal Bank of Scotland PLC	SEK	194,516,034	27,645,575	2,244,744
12/17/10	Barclays Bank PLC	SEK	97,258,017	13,822,787	688,028
12/17/10	Deutsche Bank AG	SEK	55,770,000	7,926,307	48,925
12/17/10	Barclays Bank PLC	SGD	34,536,360	26,155,864	384,896
12/17/10	Brown Brothers Harriman & Co.	SGD	31,007,360	23,483,201	356,327

				$546,135,604	$21,891,245

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
101	DAX	December 2010	$21,915,978	$1,340,174
723	FTSE 100	December 2010	62,475,340	(721,878)
556	FTSE/MIB	December 2010	69,024,058	(5,946,564)
697	MSCI Singapore	December 2010	39,114,588	430,785
134	TOPIX	December 2010	13,724,795	463,886

			$206,254,759	$(4,433,597)

Sales
387	S&P Toronto 60	December 2010	$55,839,891	$(3,269,037)
677	SPI 200	December 2010	74,428,345	1,286,202

			$130,268,236	$(1,982,835)

Swap Agreements
Total Return Swaps

Notional	Expiration				Market
Amount	Date	Counterparty	Fund Pays	Fund Receives	Value
539,074,000 JPY	11/16/11	Goldman Sachs International	1 Month JPY LIBOR - 1,000 bps	Return on Resona Holdings Inc	$721,392

				Premiums to (Pay) Receive	$—

As of November 30, 2010, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

JPY LIBOR — London Interbank Offered Rate denominated in Japanese Yen

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

* Non-income producing security.

(a) Bankrupt issuer.

(b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.1% of net assets. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, 95.5% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund considered certain bankrupt securities to be near worthless.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Australia	$—	$218,262,002	$—	$218,262,002
Austria	—	30,802,680	—	30,802,680
Belgium	—	53,376,589	—	53,376,589
Canada	101,393,378	—	—	101,393,378
Denmark	—	86,399,302	—	86,399,302
Finland	—	48,840,906	—	48,840,906
France	—	500,240,115	—	500,240,115
Germany	—	277,023,051	—	277,023,051
Greece	—	18,815,582	—	18,815,582
Hong Kong	—	78,753,445	—	78,753,445
Ireland	—	30,941,946	—	30,941,946
Israel	—	16,339,201	—	16,339,201
Italy	—	244,763,457	—	244,763,457
Japan	—	1,162,689,479	4,699	1,162,694,178
Malta	—	0 *	—	0
Netherlands	—	130,384,370	—	130,384,370
New Zealand	—	18,298,989	—	18,298,989
Norway	—	24,043,743	—	24,043,743
Portugal	—	1,409,372	—	1,409,372
Singapore	—	147,435,583	—	147,435,583
Spain	—	66,508,647	—	66,508,647
Sweden	—	188,764,323	—	188,764,323
Switzerland	—	345,238,673	—	345,238,673
United Kingdom	—	1,041,481,556	—	1,041,481,556

TOTAL COMMON STOCKS	101,393,378	4,730,813,011	4,699	4,832,211,088

Preferred Stocks
Germany	—	60,180,672	—	60,180,672

TOTAL PREFERRED STOCKS	—	60,180,672	—	60,180,672

Mutual Funds
United States	37,695,000	—	—	37,695,000

TOTAL MUTUAL FUNDS	37,695,000	—	—	37,695,000

Short-Term Investments	99,246,057	—	—	99,246,057

Total Investments	238,334,435	4,790,993,683	4,699	5,029,332,817

Derivatives**
Forward Currency Contracts
Foreign currency risk	—	21,893,723	—	21,893,723
Futures Contracts
Equity risk	—	3,521,047	—	3,521,047
Swap Agreements
Equity risk	—	721,392	—	721,392

Total Derivatives	—	26,136,162	—	26,136,162

Total	$238,334,435	$4,817,129,845	$4,699	$5,055,468,979

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives**
Forward Currency Contracts
Foreign currency risk	$—	$(16,084,927)	$—	$(16,084,927)
Futures Contracts
Equity risk	(3,269,037)	(6,668,442)	—	(9,937,479)

Total Derivatives	(3,269,037)	(22,753,369)	—	(26,022,406)

Total	$(3,269,037)	$(22,753,369)	$—	$(26,022,406)

*	Represents the interest in securities that have no value at November 30, 2010.

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
** Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.1% of total net assets.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in Unrealized
					Change in					Appreciation
	Balances as	Net	Accrued	Total	Unrealized				Balances as	(Depreciation) from
	of February	Purchases/	Discounts/	Realized	Appreciation	Transfer		Transfer out	of November 30,	Investments Held as of
	28, 2010	Sales	Premiums	Gain/(Loss)	(Depreciation)	in to level 3 *		of level 3 *	2010	November 30, 2010
Common Stocks
Japan	$—	$101,519	$—	$—	$(1,689,839)	$1,593,019	**	$—	$4,699	$(1,689,839)

Total	$—	$101,519	$—	$—	$(1,689,839)	$1,593,019	**	$—	$4,699	$(1,689,839)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to change in observable and/or unobservable inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical

Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2010, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to local closing prices, and supplied by a third party vendor based on that vendor’s proprietary models. As of November 30, 2010, futures contracts representing (0.1)% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified using Level 2 inputs in the table above. During the period ended November 30, 2010, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2010, the Fund used purchased call option contracts to as a substitute for direct equity investment (when paired with written put options). The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended November 30, 2010, the Fund used written put option contracts as a substitute for direct equity investment (when paired with purchased call options). The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended November 30, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal
	Amount of	of		Amount of	Number of
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	(7,593,720)	—	$(3,563,998)	—	—	$—
Options written	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—
Options expired	7,593,720	—	3,563,998	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2010, the Fund used total return swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2010, the Fund held rights and warrants received as a result of a corporate action. The Fund held no rights or warrants at the end of the period.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$—	$—	$—	$3,521,047	$—	$3,521,047
Unrealized appreciation on forward currency contracts	—	21,893,723	—	—	—	21,893,723
Unrealized appreciation on swap agreements	—	—	—	721,392	—	721,392

Total	$—	$21,893,723	$—	$4,242,439	$—	$26,136,162

Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$(9,937,479)	$—	$(9,937,479)
Unrealized depreciation on forward currency contracts	—	(16,084,927)	—	—	—	(16,084,927)

Total	$—	$(16,084,927)	$—	$(9,937,479)	$—	$(26,022,406)

*	The Fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, and rights and warrants), notional amounts (swap agreements), or principal amounts (options) outstanding at each month-end, was as follows for the period ended November 30, 2010:

	Forward
	Currency	Futures	Swap		Rights/
	Contracts	Contracts	Agreements	Options	Warrants
Average amount outstanding	$769,541,555	$398,376,198	$748,297	$15,989,191	$233,079

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares/Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
23,462,566	GMO Emerging Markets Fund, Class VI	323,079,538
1,141,089	GMO Flexible Equities Fund, Class VI	20,345,621
19,551,987	GMO International Growth Equity Fund, Class IV	426,233,318
20,703,281	GMO International Intrinsic Value Fund, Class IV	424,003,196

	TOTAL MUTUAL FUNDS (COST $1,178,537,766)	1,193,661,673

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
44,862	State Street Eurodollar Time Deposit, 0.01%, due 12/01/10	44,862

	TOTAL SHORT-TERM INVESTMENTS (COST $44,862)	44,862

	TOTAL INVESTMENTS — 100.0% (COST $1,178,582,628)	1,193,706,535

	Other Assets and Liabilities (net) — (0.0%)	(71,282)

	TOTAL NET ASSETS — 100.0%	$1,193,635,253

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$1,287,408,366	$—	$(93,701,831)	$(93,701,831)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Asset Allocation Bond Fund, Class VI	$—	$24,975	$24,881	$—	$—	$—
GMO Emerging Markets Fund, Class VI	225,157,009	59,053,340	10,914,574	119,113	—	323,079,538
GMO Flexible Equities Fund, Class VI	20,420,861	1,301,587	586,684	—	—	20,345,621
GMO International Growth Equity Fund, Class IV	378,180,167	47,469,226	43,216,640	1,368,323	—	426,233,318
GMO International Intrinsic Value Fund, Class IV	374,634,191	49,732,739	21,253,683	1,657,451	—	424,003,196
GMO International Small Companies Fund, Class III	19,366,944	200,849	20,031,837	200,849	—	—

Totals	$1,017,759,172	$157,782,716	$96,028,299	$3,345,736	$—	$1,193,661,673

Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.7% of net assets. The underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign equity securities and foreign index futures contracts as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, foreign equity securities and foreign index futures contracts representing 89.7% and (0.1)%, respectively, of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on those adjustments. Those underlying funds classify such securities (as defined below) as Level 2.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$1,193,661,673	$—	$—	$1,193,661,673
Short-Term Investments	44,862	—	—	44,862

Total Investments	1,193,706,535	—	—	1,193,706,535

Total	$1,193,706,535	$—	$—	$1,193,706,535

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying fund’s portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 1.7% of total net assets.
The Fund held no direct investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds need to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
Other principal risks of an investment in the Fund include Market Risk — Fixed Income Securities (risk that the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls may cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
Derivative financial instruments
At November 30, 2010, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Growth Equity Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 97.9%

	Australia — 4.2%
428,303	BHP Billiton Ltd	17,608,815
102,383	Cochlear Ltd	7,670,461
226,522	Commonwealth Bank of Australia	10,459,696
131,200	CSL Ltd	4,383,529
228,680	Newcrest Mining Ltd	8,656,563
419,887	Rio Tinto Ltd	32,967,680
2,745,087	Telstra Corp Ltd	7,386,748
95,042	Wesfarmers Ltd	2,858,946
70,971	Westpac Banking Corp	1,451,066
334,527	Woodside Petroleum Ltd	13,421,384
1,230,630	Woolworths Ltd	31,602,446

	Total Australia	138,467,334

	Austria — 0.2%
39,776	Andritz AG	3,156,604
363,023	Immofinanz AG *	1,287,304
946,419	Immofinanz AG (Entitlement Shares) *	—
27,324	Raiffeisen International Bank Holding	1,338,815
37,675	Voestalpine AG	1,525,449

	Total Austria	7,308,172

	Belgium — 1.2%
93,049	Anheuser-Busch InBev NV	5,086,969
51,174	Bekaert NV	4,843,307
172,966	Belgacom SA	5,843,832
122,585	Colruyt SA	6,121,047
41,750	Delhaize Group	2,854,800
69,806	Mobistar SA	4,064,390
65,876	Nyrstar	857,768
90,188	Telenet Group Holding NV *	3,264,756
156,443	Umicore	7,415,102

	Total Belgium	40,351,971

	Canada — 3.3%
89,700	Bank of Montreal	5,260,280
394,500	Barrick Gold Corp	20,333,150
343,700	Canadian National Railway Co	21,956,891
355,400	Eldorado Gold Corp	6,200,588
78,300	IGM Financial Inc	3,256,938
45,200	Imperial Oil Ltd	1,643,676
81,500	Metro Inc Class A	3,675,062
201,700	Pacific Rubiales Energy Corp *	6,287,468
220,300	Research In Motion Ltd *	13,573,596
172,900	Rogers Communications Inc Class B	6,112,260
126,000	Royal Bank of Canada	6,744,630
95,200	Shaw Communications Inc Class B	1,907,617
127,700	Shoppers Drug Mart Corp	4,705,948
105,400	Teck Resources Ltd Class B	5,237,401

	Total Canada	106,895,505

	Denmark — 4.2%
204	AP Moller — Maersk A/S Class A	1,652,463
76,709	Carlsberg A/S Class B	7,239,995
225,760	Danske Bank A/S *	5,599,702

39,984	FLSmidth & Co A/S	3,284,280
1,109,216	Novo-Nordisk A/S Class B	110,070,691
66,400	Novozymes A/S Class B	8,667,067

	Total Denmark	136,514,198

	Finland — 0.9%
113,191	Alma Media Corp	1,087,926
125,683	Kone Oyj Class B	6,576,551
146,174	Metso Oyj	7,503,874
353,774	Nokia Oyj	3,271,567
495,478	UPM—Kymmene Oyj	7,355,218
72,888	Wartsila Oyj	5,049,254

	Total Finland	30,844,390

	France — 6.2%
37,598	Air Liquide SA	4,396,302
303,100	BNP Paribas	17,928,250
77,048	Bureau Veritas SA	5,614,742
177,032	Credit Agricole SA	2,163,174
133,721	Danone SA	7,824,340
55,638	Dassault Systemes SA	3,802,692
73,628	Essilor International SA	4,598,448
85,766	Eutelsat Communications	2,887,108
92,707	Hermes International	17,535,459
30,534	Iliad SA	3,057,820
124,154	L’Oreal SA	13,194,633
120,296	Legrand SA	4,593,302
209,093	LVMH Moet Hennessy Louis Vuitton SA	31,669,543
19,922	Neopost SA	1,757,299
44,382	PPR	7,049,914
74,966	Publicis Groupe SA	3,349,192
95,929	Renault SA *	5,023,884
94,497	Safran SA	2,956,771
210,234	Sanofi-Aventis	12,744,168
61,410	Schneider Electric SA	8,607,189
219,715	SES SA	5,076,831
74,219	Societe Generale	3,431,738
89,887	Technip SA	6,955,171
352,661	Total SA	17,118,347
35,424	Vallourec SA	3,355,180
24,880	Wendel	1,920,955
49,833	Zodiac Aerospace	3,135,066

	Total France	201,747,518

	Germany — 5.0%
43,478	Adidas AG	2,727,901
171,694	Aixtron AG	5,198,653
371,445	Bayerische Motoren Werke AG	27,878,896
59,394	Beiersdorf AG	3,448,399
552,542	Daimler AG (Registered) *	35,682,932
18,771	Fielmann AG	1,655,766
56,482	Henkel AG & Co KGaA	2,858,192
1,032,933	Infineon Technologies AG *	9,140,826
195,507	Lanxess AG	13,741,441
57,055	MAN SE	6,677,015
56,447	MTU Aero Engines Holding AG	3,283,644
3,822	Puma AG Rudolf Dassler Sport	1,134,961
849,498	SAP AG	39,567,764
38,747	Software AG	4,744,529

92,255	Stada Arzneimittel AG	2,922,992
53,119	Suedzucker AG	1,133,931
102,041	Symrise AG	2,562,523

	Total Germany	164,360,365

	Greece — 0.3%
257,869	Alpha Bank A.E. *	1,427,908
213,637	EFG Eurobank Ergasias *	1,064,175
381,931	National Bank of Greece SA *	3,178,689
325,489	OPAP SA	5,233,801

	Total Greece	10,904,573

	Hong Kong — 2.0%
508,500	BOC Hong Kong Holdings Ltd	1,737,981
1,202,000	Cathay Pacific Airways Ltd	3,491,152
1,922,500	CLP Holdings Ltd	15,766,861
933,274	Esprit Holdings Ltd	4,468,166
549,100	Hang Seng Bank Ltd	8,994,184
1,382,500	Hong Kong Electric Holdings Ltd	8,862,821
4,050,340	Hong Kong & China Gas	9,852,960
89,200	Hong Kong Aircraft Engineering Co Ltd	1,491,810
297,600	Hong Kong Exchanges & Clearing Ltd	6,766,449
132,000	Sun Hung Kai Properties Ltd	2,163,130
120,500	Swire Pacific Ltd	1,845,330

	Total Hong Kong	65,440,844

	Ireland — 0.2%
399,767	CRH Plc	6,935,571

	Israel — 0.1%
169,275	Israel Chemicals Ltd	2,442,090

	Italy — 0.2%
168,278	Saipem SPA	7,006,666

	Japan — 19.8%
41,300	ABC-Mart Inc	1,401,118
274,000	Aeon Co Ltd	3,337,597
967,000	Asahi Glass Co Ltd	10,752,214
188,400	Astellas Pharma Inc	6,745,439
849,750	Canon Inc	39,980,986
672	Central Japan Railway Co	5,181,602
294,700	Chugai Pharmaceutical Co Ltd	5,309,490
859	CyberAgent Inc	1,595,001
160,700	Daiichi Sankyo Co Ltd	3,475,246
146,500	Daito Trust Construction Co Ltd	9,050,900
248,800	Dena Co Ltd	7,247,705
252,300	Eisai Co Ltd	8,668,268
292,800	Elpida Memory Inc *	3,476,888
258,000	Fanuc Ltd	36,876,634
83,100	Fast Retailing Co Ltd	13,089,873
393,000	Fujitsu Ltd	2,518,016
814,000	Fuji Heavy Industries Ltd	6,002,996
45,600	Hirose Electric Co Ltd	4,504,808
120,500	Hisamitsu Pharmaceutical Co Inc	4,792,261
3,816,000	Hitachi Ltd	17,996,895
999,700	Honda Motor Co Ltd	36,160,084
427,900	Hoya Corp	10,084,140
1,605	INPEX Corp	8,239,243

1,606,000	Isuzu Motors Ltd	7,116,564
547,100	Itochu Corp	5,066,660
87,700	Ito En Ltd	1,412,606
768	Japan Tobacco Inc	2,611,201
693,600	JX Holdings Inc	4,285,242
704	Kakaku.com Inc	3,441,458
708,700	Kao Corp	17,745,443
874	KDDI Corp	4,986,835
51,830	Keyence Corp	13,046,680
1,108,000	Kintetsu Corp	3,306,802
1,095,000	Kobe Steel Ltd	2,479,841
371,700	Komatsu Ltd	10,272,324
142,000	Kuraray Co Ltd	1,952,409
113,300	Lawson Inc	5,018,911
695,000	Marubeni Corp	4,498,488
1,552,500	Mitsubishi Chemical Holdings Corp	8,911,707
132,000	Mitsubishi Corp	3,332,457
1,135,000	Mitsubishi Electric Corp	11,212,637
151,200	Mitsui & Co Ltd	2,357,794
985,000	Mitsui OSK Lines Ltd	6,762,685
167,100	Murata Manufacturing Co Ltd	10,183,718
269,000	NHK Spring Co Ltd	2,702,257
84,400	Nidec Corp	8,422,826
57,200	Nintendo Co Ltd	15,508,624
491,000	Nippon Electric Glass Co Ltd	6,878,174
609,000	Nippon Yusen KK	2,653,577
1,123,600	Nissan Motor Co Ltd	10,508,930
91,050	Nitori Co Ltd	8,022,047
200,800	Nitto Denko Corp	8,310,943
148,100	Nomura Research Institute Ltd	2,979,346
385,000	NSK Ltd	3,240,237
601	NTT Data Corp	1,943,289
9,472	NTT Docomo Inc	15,370,474
557,000	Odakyu Electric Railway Co Ltd	5,072,391
146,900	Olympus Corp	4,119,390
54,600	Ono Pharmaceutical Co Ltd	2,411,913
33,200	Oriental Land Co Ltd	3,006,269
40,150	ORIX Corp	3,424,525
4,389	Rakuten Inc	3,360,083
152,200	Resona Holdings Inc	928,877
175,000	Ricoh Company Ltd	2,457,889
74,400	Sankyo Co Ltd	3,935,937
44,300	Santen Pharmaceutical Co Ltd	1,524,046
29,500	Sawai Pharmaceuticals Co Ltd	2,517,141
138,700	Secom Co Ltd	6,170,291
706	Seven Bank Ltd	1,273,358
28,000	Shimamura Co Ltd	2,555,111
216,200	Shin-Etsu Chemical Co Ltd	10,535,478
187,200	Shionogi & Co Ltd	3,415,144
284,000	Shiseido Co Ltd	5,932,580
51,300	SMC Corp	8,134,128
506,100	SoftBank Corp	17,523,100
220,200	Sony Corp	7,806,378
203,400	Stanley Electric Co Ltd	3,630,672
69,200	Sysmex Corp	4,408,289
612,600	Takeda Pharmaceutical Co Ltd	28,443,463
189,700	Terumo Corp	10,077,008
109,200	THK Co Ltd	2,260,015
374,000	Tobu Railway Co Ltd	2,031,177
52,600	Tokyo Electron Ltd	3,292,265

688,000	Toshiba Corp	3,574,164
92,400	Toyota Tsusho Corp	1,498,431
107,000	Toyo Suisan Kaisha Ltd	2,257,631
158,400	Trend Micro Inc	4,882,214
116,500	Tsumura & Co	3,575,363
240,300	Unicharm Corp	9,371,689
22,420	Yahoo Japan Corp	8,039,858
64,280	Yamada Denki Co Ltd	4,083,729

	Total Japan	650,560,587

	Netherlands — 3.1%
439,407	Aegon NV *	2,415,843
424,472	ASML Holding NV	13,814,793
108,350	Boskalis Westminster	4,641,069
66,838	Fugro NV	4,502,430
92,727	Heineken NV	4,289,863
64,753	Koninklijke Vopak NV	2,971,746
942,313	Koninklijke KPN NV	13,435,489
662,883	Koninklijke Philips Electronics NV	17,923,190
33,948	Randstad Holdings NV *	1,552,265
543,143	Reed Elsevier NV	6,355,171
136,480	TNT NV	3,254,993
909,919	Unilever NV	25,649,208

	Total Netherlands	100,806,060

	Norway — 1.5%
238,584	Acergy SA	4,751,295
267,226	Aker Solutions ASA	3,950,997
65,501	Frontline Ltd	1,713,785
1,015,622	Golden Ocean Group Ltd	1,375,434
3,149,209	Marine Harvest	2,925,262
303,962	Norsk Hydro ASA	1,782,727
415,342	Petroleum Geo—Services ASA *	5,030,237
192,689	Schibsted ASA	4,698,841
132,967	Seadrill Ltd	4,064,417
91,282	Statoil ASA	1,810,198
203,454	Subsea 7 Inc *	4,253,160
259,408	TGS Nopec Geophysical Co ASA	4,433,572
143,483	Yara International ASA	6,819,695

	Total Norway	47,609,620

	Portugal — 0.1%
320,859	Portugal Telecom SGPS SA	4,066,959

	Singapore — 3.4%
2,313,000	Cosco Corp	3,533,322
1,559,000	Ezra Holdings Ltd	1,945,540
575,000	Fraser & Neave Ltd	2,615,320
5,479,000	Genting Singapore Plc *	8,253,523
11,242,000	Golden Agri-Resources Ltd	6,167,404
928,000	Hyflux Ltd	2,213,407
1,005,000	Keppel Corp Ltd	8,108,495
866,000	Keppel Land Ltd	3,113,352
2,275,000	Midas Holdings Ltd	1,592,105
2,075,000	Neptune Orient Lines Ltd *	3,405,291
1,079,000	Olam International Ltd	2,489,977
874,000	Oversea-Chinese Banking Corp Ltd	6,571,438
1,540,000	SembCorp Marine Ltd	5,675,756
1,093,000	Singapore Airport Terminal Services Ltd	2,374,683

1,545,000	Singapore Exchange Ltd	10,082,416
2,509,000	Singapore Press Holdings Ltd	7,959,918
3,765,000	Singapore Technologies Engineering Ltd	9,290,752
6,935,500	Singapore Telecommunications	16,266,858
1,975,000	SMRT Corp Ltd	3,035,390
1,406,000	StarHub Ltd	2,800,159
880,000	Wilmar International Ltd	4,008,461

	Total Singapore	111,503,567

	Spain — 0.8%
215,331	Inditex SA	16,241,305
484,659	Telefonica SA	10,293,011

	Total Spain	26,534,316

	Sweden — 7.2%
466,057	Alfa Laval AB	8,187,614
159,297	Alliance Oil Company Ltd SDR *	2,244,291
336,646	Assa Abloy AB Class B	9,037,593
648,581	Atlas Copco AB	12,757,878
857,854	Atlas Copco AB Class A	18,943,369
427,718	Boliden AB	7,355,547
182,705	Elekta AB Class B	6,152,678
286,258	Ericsson LM B Shares	2,954,574
193,552	Getinge AB Class B	4,065,165
1,216,859	Hennes & Mauritz AB Class B	41,164,465
300,179	Hexagon AB Class B	5,683,207
295,355	Investor AB Class B	5,726,601
230,770	Kinnevik Investment AB	4,558,335
266,059	Lundin Petroleum AB *	2,619,149
73,467	Millicom International Cellular SA SDR	6,384,084
124,104	Modern Times Group AB Class B	9,059,010
37,627	Oriflame Cosmetics SA SDR	1,961,441
537,840	Sandvik AB	9,107,748
861,204	Scania AB Class B	17,603,667
228,963	Skandinaviska Enskilda Banken AB Class A	1,663,481
660,927	SKF AB Class B	17,598,436
635,590	Swedbank AB Class A *	8,037,885
309,947	Swedish Match AB	8,657,192
321,784	Tele2 AB Class B	6,434,251
311,177	Volvo AB Class A *	4,364,590
975,508	Volvo AB Class B *	14,181,160

	Total Sweden	236,503,411

	Switzerland — 11.2%
407,558	Clariant AG (Registered) *	7,353,860
449,309	Compagnie Financiere Richemont SA Class A	24,234,494
60,741	Etrion Corp *	37,311
43,257	Geberit AG (Registered)	8,731,727
25,499	Kuehne & Nagel International AG (Registered)	3,270,508
2,209,489	Nestle SA (Registered)	120,040,411
72,257	Nobel Biocare Holding AG	1,201,459
1,361,297	Novartis AG (Registered)	72,498,137
530,169	Roche Holding AG (Non Voting)	72,704,285
45,714	Schindler Holding AG	5,161,029
5,546	SGS SA (Registered)	9,083,134
3,265	Sika AG	6,501,869
60,675	Sonova Holding AG (Registered)	7,585,998
23,576	Swatch Group AG	9,464,000
11,493	Swisscom AG (Registered)	4,688,431

73,452	Synthes Inc	8,991,607
316,505	UBS AG (Registered) *	4,767,422

	Total Switzerland	366,315,682

	United Kingdom — 22.8%
400,314	Admiral Group Plc	9,532,548
618,590	Aggreko Plc	14,104,929
176,611	Anglo American Plc	7,745,609
1,998,063	ARM Holdings Plc	12,375,650
83,478	ASOS Plc *	1,717,434
183,356	Associated British Foods Plc	3,027,697
639,879	AstraZeneca Plc	29,910,916
517,577	BAE Systems Plc	2,662,838
383,763	Balfour Beatty Plc	1,635,639
1,631,101	Barclays Plc	6,553,334
656,734	BG Group Plc	11,873,315
546,891	BHP Billiton Plc	19,433,049
1,431,891	British American Tobacco Plc	51,983,404
1,347,085	British Sky Broadcasting Group Plc	15,134,816
2,466,849	BT Group Plc	6,526,187
1,010,658	Burberry Group Plc	15,669,748
345,674	Cairn Energy Plc *	2,080,761
653,827	Capita Group Plc	6,637,216
168,068	Carnival Plc	6,892,428
1,996,262	Centrica Plc	9,539,680
48,646	Chemring Group Plc	2,167,101
1,477,786	Cobham Plc	4,427,861
1,100,617	Compass Group Plc	9,518,173
332,023	Croda International Plc	7,513,023
1,824,625	Diageo Plc	32,577,111
343,520	Drax Group Plc	1,892,422
483,842	Eurasian Natural Resources Corp	6,611,622
176,508	Experian Plc	2,018,998
93,168	Fresnillo Plc	2,042,352
8,051,412	GlaxoSmithKline Plc	152,501,459
330,833	ICAP Plc	2,446,926
203,605	IMI Plc	2,719,274
722,232	Informa Plc	4,441,157
433,147	Inmarsat Plc	4,371,472
156,325	InterContinental Hotels Group Plc	2,776,381
430,040	International Power Plc	2,729,972
276,809	Intertek Group Plc	7,817,747
2,830,044	ITV Plc *	2,932,545
212,889	Kazakhmys Plc	4,582,035
1,541,924	Legal & General Group Plc	2,193,444
721,266	LG Group Holdings Plc	5,518,677
15,781,138	Lloyds Banking Group Plc *	14,904,652
575,534	Man Group Plc	2,369,444
307,887	Micro Focus International Plc	1,585,433
213,711	Next Plc	6,690,626
271,690	Pearson Plc	3,918,660
331,337	Petrofac Ltd	7,176,036
103,522	Petropavlovsk Plc	1,714,466
27,976	Randgold Resources Ltd	2,623,660
658,320	Reckitt Benckiser Group Plc	34,894,578
1,028,647	Reed Elsevier Plc	8,158,270
241,297	Rightmove Plc	2,816,302
635,086	Rio Tinto Plc	40,488,848
49,049,536	Rolls—Royce Group Plc C Shares (London) *	76,294

	766,399	Rolls—Royce Group Plc *	7,261,218
	658,507	Sage Group Plc (The)	2,638,025
	388,876	Serco Group Plc	3,281,454
	761,062	Shire Plc	17,832,859
	986,291	Smith & Nephew Plc	8,958,963
	187,570	Smiths Group Plc	3,324,830
	834,820	Standard Chartered Plc	22,488,338
	502,838	Tesco Plc	3,244,420
	280,882	TUI Travel Plc	920,973
	346,578	Tullett Prebon Plc	1,889,003
	196,456	Unilever Plc	5,439,276
	7,452,383	Vodafone Group Plc	18,592,983
	388,994	Weir Group Plc (The)	10,531,775
	414,605	William Hill Plc	1,004,126
	165,024	Wolseley Plc *	4,412,317
	492,599	WPP Plc	5,458,979
	266,543	Xstrata Plc	5,351,261

		Total United Kingdom	748,885,019

		TOTAL COMMON STOCKS (COST $2,983,708,265)	3,212,004,418

		PREFERRED STOCKS — 1.0%

		Germany — 1.0%
	78,885	Henkel AG & Co KGaA 1.09%	4,837,717
	55,648	Porsche Automobil Holding SE 0.16%	4,163,244
	168,386	ProSiebenSat.1 Media AG 0.09%	4,450,423
	112,845	Volkswagen AG 1.30%	18,094,604

		Total Germany	31,545,988

		TOTAL PREFERRED STOCKS (COST $22,501,510)	31,545,988

		RIGHTS AND WARRANTS — 0.0%

		Canada — 0.0%
	19,162	Kinross Gold Corp, Expires 09/17/14*	75,226

		Sweden — 0.0%
	300,179	Hexagon AB, Expires 12/16/10*	842,266

		TOTAL RIGHTS AND WARRANTS (COST $461,262)	917,492

		MUTUAL FUNDS — 0.4%

		United States — 0.4%

		Affiliated Issuers
	552,000	GMO U.S. Treasury Fund	13,800,000

		TOTAL MUTUAL FUNDS (COST $13,800,000)	13,800,000

		SHORT-TERM INVESTMENTS — 0.9%

		Time Deposits — 0.9%

GBP	120,582	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.48%, due 12/01/10	187,559
SEK	67,143	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.87%, due 12/01/10	9,547
HKD	77,517	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/10	9,983
JPY	37,573,200	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/10	448,957
CHF	4,443,144	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.02%, due 12/01/10	4,426,986
DKK	61,491	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.30%, due 12/01/10	10,709
AUD	9,947	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.64%, due 12/01/10	9,534

SGD	136,048	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 12/01/10	103,039
NOK	58,276	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.81%, due 12/01/10	9,381
NZD	1,454	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.95%, due 12/01/10	1,081
EUR	488,330	Citibank (New York) Time Deposit, 0.33%, due 12/01/10	633,877
USD	112,611	Citibank (New York) Time Deposit, 0.21%, due 12/01/10	112,611
CAD	81,304	Citibank (New York) Time Deposit, 0.96%, due 12/01/10	79,201
USD	24,100,000	Commerzbank (Grand Cayman) Time Deposit, 0.23%, due 12/01/10	24,100,000

		Total Time Deposits	30,142,465

		TOTAL SHORT-TERM INVESTMENTS (COST $30,142,465)	30,142,465

		TOTAL INVESTMENTS — 100.2% (COST $3,050,613,502)	3,288,410,363

		Other Assets and Liabilities (net) — (0.2%)	(6,219,594)

		TOTAL NET ASSETS — 100.0%	$3,282,190,769

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 3,058,554,356	$397,148,999	$(167,292,992)	$229,856,007
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$—	$40,195,000	$26,395,000	$6,830	$—	$13,800,000

Totals	$—	$40,195,000	$26,395,000	$6,830	$—	$13,800,000

A summary of outstanding financial instruments at November 30, 2010 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
12/17/10	State Street Bank and Trust Co.	AUD	1,727,000	$1,652,058	$(41,922)
12/17/10	Brown Brothers Harriman & Co.	AUD	13,790,029	13,191,618	(482,989)
12/17/10	Bank of New York Mellon	CHF	3,730,000	3,717,368	(170,786)
12/17/10	State Street Bank and Trust Co.	DKK	8,914,000	1,552,373	(115,922)
12/17/10	The Royal Bank of Scotland PLC	EUR	13,577,107	17,623,086	(1,333,434)
12/17/10	Deutsche Bank AG	EUR	12,366,987	16,052,350	(1,199,906)
12/17/10	Bank of New York Mellon	EUR	10,068,880	13,069,407	(979,618)
12/17/10	Brown Brothers Harriman & Co.	EUR	3,313,000	4,300,274	(309,898)
12/17/10	The Royal Bank of Scotland PLC	GBP	2,745,963	4,270,748	(86,041)
12/17/10	JPMorgan Chase Bank, N.A.	GBP	12,751,260	19,831,812	(415,978)
12/17/10	Brown Brothers Harriman & Co.	GBP	4,516,958	7,025,146	(142,499)

12/17/10	Bank of New York Mellon	GBP	4,859,031	7,557,166	(158,426)
12/17/10	Bank of America, N.A.	GBP	17,224,874	26,789,545	(595,076)
12/17/10	Morgan Stanley Capital Services Inc.	GBP	9,062,420	14,094,623	(467,961)
12/17/10	Barclays Bank PLC	GBP	6,065,000	9,432,789	(254,836)
12/17/10	JPMorgan Chase Bank, N.A.	HKD	56,620,174	7,292,434	(7,890)
12/17/10	State Street Bank and Trust Co.	HKD	229,193,783	29,519,171	(61,358)
12/17/10	Barclays Bank PLC	HKD	114,596,892	14,759,586	(29,495)
12/17/10	Morgan Stanley Capital Services Inc.	HKD	114,596,892	14,759,586	(28,904)
12/17/10	Brown Brothers Harriman & Co.	HKD	152,795,856	19,679,448	(40,345)
12/17/10	Morgan Stanley Capital Services Inc.	JPY	676,694,000	8,087,496	(225,289)
12/17/10	Bank of New York Mellon	JPY	2,604,486,482	31,127,474	(944,323)
12/17/10	JPMorgan Chase Bank, N.A.	JPY	2,831,679,057	33,842,762	(1,031,207)
12/17/10	Deutsche Bank AG	JPY	1,795,793,886	21,462,399	(659,011)
12/17/10	Barclays Bank PLC	JPY	478,170,000	5,714,840	(177,872)
12/17/10	Brown Brothers Harriman & Co.	SEK	12,295,432	1,747,487	(93,190)
12/17/10	Bank of New York Mellon	SEK	81,091,237	11,525,085	(631,610)
12/17/10	Barclays Bank PLC	SEK	83,548,547	11,874,330	(662,591)
12/17/10	Deutsche Bank AG	SEK	24,065,262	3,420,273	(194,160)
12/17/10	Morgan Stanley Capital Services Inc.	SEK	18,283,000	2,598,470	(157,645)
12/17/10	Barclays Bank PLC	SGD	27,215,489	20,611,455	(523,013)
12/17/10	Bank of America, N.A.	SGD	54,430,978	41,222,910	(1,219,060)

				$439,405,569	$(13,442,255)

Sales #
12/17/10	Brown Brothers Harriman & Co.	AUD	2,199,000	$2,103,576	$2,642
12/17/10	Bank of New York Mellon	AUD	2,310,928	2,210,646	54,768
12/17/10	Bank of America, N.A.	AUD	2,310,928	2,210,646	59,752
12/17/10	Bank of New York Mellon	CAD	36,147,437	35,201,468	223,304
12/17/10	The Royal Bank of Scotland PLC	CAD	16,075,226	15,654,542	155,767
12/17/10	Deutsche Bank AG	CAD	38,057,437	37,061,484	345,079
12/17/10	The Royal Bank of Scotland PLC	CHF	26,876,779	26,785,761	936,010
12/17/10	Deutsche Bank AG	CHF	15,596,840	15,544,021	761,284
12/17/10	Barclays Bank PLC	CHF	22,637,086	22,560,426	1,042,056
12/17/10	Bank of New York Mellon	CHF	4,248,000	4,233,614	4,600
12/17/10	Brown Brothers Harriman & Co.	CHF	6,366,936	6,345,374	299,656
12/17/10	State Street Bank and Trust Co.	DKK	4,457,000	776,186	73,057
12/17/10	Bank of New York Mellon	DKK	10,876,000	1,894,055	3,861
12/17/10	The Royal Bank of Scotland PLC	DKK	4,457,000	776,186	62,291

12/17/10	The Royal Bank of Scotland PLC	EUR	3,027,000	3,929,046	291,355
12/17/10	Deutsche Bank AG	EUR	8,911,000	11,566,478	96,404
12/17/10	JPMorgan Chase Bank, N.A.	GBP	3,245,000	5,046,892	106,074
12/17/10	Bank of America, N.A.	GBP	1,630,000	2,535,111	50,241
12/17/10	Barclays Bank PLC	GBP	7,445,000	11,579,078	7,836
12/17/10	State Street Bank and Trust Co.	HKD	16,346,000	2,105,294	(430)
12/17/10	Bank of New York Mellon	JPY	362,352,000	4,330,644	96,176
12/17/10	JPMorgan Chase Bank, N.A.	JPY	1,053,200,000	12,587,301	8,047
12/17/10	Brown Brothers Harriman & Co.	NOK	96,142,830	15,464,981	897,528
12/17/10	The Royal Bank of Scotland PLC	NOK	83,072,481	13,362,560	858,846
12/17/10	Barclays Bank PLC	NOK	88,728,481	14,272,351	894,133
12/17/10	Brown Brothers Harriman & Co.	SEK	186,064,172	26,444,355	1,496,329
12/17/10	JPMorgan Chase Bank, N.A.	SEK	264,621,257	37,609,274	3,074,975
12/17/10	Bank of New York Mellon	SEK	132,310,629	18,804,637	1,261,886
12/17/10	Barclays Bank PLC	SEK	132,310,629	18,804,637	936,000
12/17/10	Deutsche Bank AG	SEK	16,151,000	2,295,460	3,844
12/17/10	Brown Brothers Harriman & Co.	SGD	1,104,000	836,106	12,687
12/17/10	Bank of America, N.A.	SGD	25,270,713	19,138,593	295,334
12/17/10	Deutsche Bank AG	SGD	25,270,713	19,138,593	305,353
12/17/10	Barclays Bank PLC	SGD	2,475,000	1,874,423	(814)

				$415,083,799	$14,715,931

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
154	DAX	December 2010	$33,416,441	$1,035,723
966	FTSE 100	December 2010	83,473,276	(447,385)
573	MSCI Singapore	December 2010	32,155,896	354,146

			$149,045,613	$942,484

Sales
34	Amesterdam Exchanges	December 2010	$2,892,552	$27,658
120	CAC 40	December 2010	5,620,987	64,472
47	FTSE/MIB	December 2010	5,834,767	394,860
6	Hang Seng	December 2010	887,495	2,500
8	IBEX 35	December 2010	958,511	21,439
58	OMXS 30	December 2010	915,145	2
293	S&P Toronto 60	December 2010	42,276,713	(2,431,895)
504	SPI 200	December 2010	55,408,990	1,093,666

86	TOPIX	December 2010	8,808,451	2,757

			$123,603,611	$(824,541)

As of November 30, 2010, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
MSCI — Morgan Stanley Capital International
SDR — Swedish Depository Receipt
* Non-income producing security.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) and for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, 95.6% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities and derivatives due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010 :

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Australia	$—	$138,467,334	$—	$138,467,334
Austria	—	7,308,172	—	7,308,172
Belgium	—	40,351,971	—	40,351,971
Canada	106,895,505	—	—	106,895,505
Denmark	—	136,514,198	—	136,514,198
Finland	—	30,844,390	—	30,844,390
France	—	201,747,518	—	201,747,518
Germany	—	164,360,365	—	164,360,365
Greece	—	10,904,573	—	10,904,573
Hong Kong	—	65,440,844	—	65,440,844
Ireland	—	6,935,571	—	6,935,571
Israel	—	2,442,090	—	2,442,090
Italy	—	7,006,666	—	7,006,666
Japan	—	650,560,587	—	650,560,587
Netherlands	—	100,806,060	—	100,806,060
Norway	—	47,609,620	—	47,609,620
Portugal	—	4,066,959	—	4,066,959
Singapore	—	111,503,567	—	111,503,567
Spain	—	26,534,316	—	26,534,316
Sweden	—	236,503,411	—	236,503,411
Switzerland	37,311	366,278,371	—	366,315,682
United Kingdom	—	748,885,019	—	748,885,019

TOTAL COMMON STOCKS	106,932,816	3,105,071,602	—	3,212,004,418

Preferred Stocks
Germany	—	31,545,988	—	31,545,988

TOTAL PREFERRED STOCKS	—	31,545,988	—	31,545,988

Rights and Warrants
Canada	—	75,226	—	75,226
Sweden	—	842,266	—	842,266

TOTAL RIGHTS AND WARRANTS	—	917,492	—	917,492

Mutual Funds
United States	13,800,000	—	—	13,800,000

TOTAL MUTUAL FUNDS	13,800,000	—	—	13,800,000

Short-Term Investments	30,142,465	—	—	30,142,465

Total Investments	150,875,281	3,137,535,082	—	3,288,410,363

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	14,717,175	—	14,717,175
Futures Contracts
Equity risk	—	2,997,223	—	2,997,223

Total Derivatives	—	17,714,398	—	17,714,398

Total	$150,875,281	$3,155,249,480	$—	$3,306,124,761

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(13,443,499)	$—	$(13,443,499)
Futures Contracts
Equity risk	(2,431,895)	(447,385)	—	(2,879,280)

Total Derivatives	(2,431,895)	(13,890,884)	—	(16,322,779)

Total	$(2,431,895)	$(13,890,884)	$—	$(16,322,779)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes in their financial statements.
The Fund held no investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Market Risk — Growth Securities — Because growth securities typically trade at higher multiples of current earnings than other securities, their market values are often more sensitive than other securities to changes in future earnings expectations.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2010, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to local closing prices, and supplied by a third party vendor based on that vendor’s proprietary models. As of November 30, 2010, futures contracts representing 0.1% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified using Level 2 inputs in the table above. During the period ended November 30, 2010, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2010, the Fund held rights and warrants to enhance potential gain as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$917,492	$—	$917,492
Unrealized appreciation on futures contracts*	—	—	—	2,997,223	—	2,997,223
Unrealized appreciation on forward currency contracts	—	14,717,175	—	—	—	14,717,175

Total	$—	$14,717,175	$—	$3,914,715	$—	$18,631,890

Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$(2,879,280)	$—	$(2,879,280)
Unrealized depreciation on forward currency contracts	—	(13,443,499)	—	—	—	(13,443,499)

Total	$—	$(13,443,499)	$—	$(2,879,280)	$—	$(16,322,779)

*	The Fair values of derivative instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, and rights and warrants), outstanding at each month-end, was as follows for the period ended November 30, 2010:

	Forward
	Currency	Futures	Rights/
	Contracts	Contracts	Warrants
Average amount outstanding	$525,113,696	$231,954,505	$251,419

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 96.6%

	Australia — 3.7%
159,515	Australia and New Zealand Banking Group Ltd	3,457,720
2,959,618	BlueScope Steel Ltd	5,460,062
1,944,140	Charter Hall Office (REIT)	5,276,885
825,010	Commonwealth Bank of Australia	38,094,994
4,899,637	Dexus Property Group (REIT)	3,659,959
7,389,438	Goodman Group (REIT)	4,528,472
3,114,885	GPT Group (REIT)	8,284,057
8,367,616	ING Office Fund	4,683,425
4,361,096	Intoll Group	6,306,085
3	JB Hi—Fi Ltd	54
895,183	Macquarie Atlas Roads Group *	1,312,105
6,221,395	Mirvac Group (REIT)	7,616,888
3,267,154	Pacific Brands Ltd *	3,246,890
1,706,985	Qantas Airways Ltd *	4,295,766
216,110	Rio Tinto Ltd	16,968,006
4,920,084	Stockland (REIT)	17,287,203
1,045,386	Suncorp-Metway Ltd	9,032,913
1,044,879	TABCORP Holdings Ltd	7,101,363
11,442,431	Telstra Corp Ltd	30,790,410
149,364	Wesfarmers Ltd	4,493,000
319,560	Woodside Petroleum Ltd	12,820,901
211,782	Woolworths Ltd	5,438,539

	Total Australia	200,155,697

	Austria — 0.9%
16,744	Andritz AG	1,328,796
160,306	Erste Group Bank AG	6,261,977
2,076,930	Immofinanz AG *	7,364,934
1,167,625	Immofinanz AG (Entitlement Shares) *	—
534,239	OMV AG	17,928,353
192,199	Raiffeisen International Bank Holding	9,417,318
127,306	Voestalpine AG	5,154,580
284,827	Wienerberger AG *	4,502,504

	Total Austria	51,958,462

	Belgium — 1.2%
2,070,261	Ageas	4,716,979
64,566	Bekaert NV	6,110,778
292,450	Belgacom SA	9,880,720
186,585	Colruyt SA	9,316,764
78,436	Delhaize Group	5,363,332
2,333,240	Dexia SA *	8,543,211
284,915	KBC Groep NV *	9,971,196
57,923	Mobistar SA	3,372,513
125,166	Nyrstar	1,629,779
107,804	Umicore	5,109,705

	Total Belgium	64,014,977

	Canada — 2.8%
155,800	Bank of Montreal	9,136,584
161,500	Barrick Gold Corp	8,323,964
424,100	BCE Inc	14,339,789
118,700	Canadian National Railway Co	7,583,017
118,500	Canadian Pacific Railway Ltd	7,566,777
1,180,700	EnCana Corp	32,699,139

165,600	IGM Financial Inc	6,888,237
345,800	Magna International Inc Class A	16,502,598
205,900	Methanex Corp	6,033,288
93,200	Metro Inc Class A	4,202,648
80,300	National Bank of Canada	5,306,660
286,700	Penn West Energy Trust	6,219,677
811,521	Precision Drilling Corp *	6,956,685
303,500	RONA Inc *	3,843,456
409,800	Sun Life Financial Inc	11,057,873
85,700	Teck Resources Ltd Class B	4,258,494

	Total Canada	150,918,886

	Denmark — 1.3%
76,128	Carlsberg A/S Class B	7,185,158
426,180	Danske Bank A/S *	10,570,876
10,789	Greentech Energy Systems A/S *	34,686
554,081	Novo-Nordisk A/S Class B	54,983,050

	Total Denmark	72,773,770

	Finland — 0.9%
51,210	Cargotec Oyj Class B	2,248,232
45,810	Kone Oyj Class B	2,397,077
101,092	Metso Oyj	5,189,579
311,426	Neste Oil Oyj	4,383,105
859,721	Nokia Oyj	7,950,373
250,656	Sampo Oyj Class A	6,128,729
38,587	Stockmann Oyj AB Class A	1,399,792
539,895	Stora Enso Oyj Class R	4,649,407
196,811	Tieto Oyj	3,563,820
481,840	UPM—Kymmene Oyj	7,152,766
60,906	Wartsila Oyj	4,219,212

	Total Finland	49,282,092

	France — 10.8%
23,731	Air Liquide SA	2,774,845
859,710	BNP Paribas	50,851,522
14,799	Bongrain SA	1,088,413
111,812	Casino Guichard-Perrachon SA	9,849,311
68,080	CNP Assurances	1,090,406
287,293	Credit Agricole SA	3,510,466
139,538	Dassault Systemes SA	9,537,008
116,512	Essilor International SA	7,276,774
652,982	France Telecom SA	13,242,353
3,561	Fromageries Bel	734,784
67,258	Hermes International	12,721,800
110,597	L’Oreal SA	11,753,845
221,233	Lagardere SCA	8,163,682
156,387	Legrand SA	5,971,376
192,072	LVMH Moet Hennessy Louis Vuitton SA	29,091,516
616,955	Natixis *	2,708,823
92,941	Nexans SA	6,170,866
3	Peugeot SA *	111
47,036	PPR	7,471,492
55,694	Publicis Groupe SA	2,488,193
234,372	Renault SA *	12,274,264
330,949	Rhodia SA	8,700,201
148,330	Safran SA	4,641,182
2,483,586	Sanofi-Aventis	150,552,423
61,682	Schneider Electric SA	8,645,312

650,761	Societe Generale	30,089,888
201,047	Technicolor *	1,100,624
59,228	Technip SA	4,582,875
2,707,263	Total SA	131,411,942
47,925	Valeo SA *	2,400,474
1,626,325	Vivendi SA	39,599,264
102,788	Wendel	7,936,140

	Total France	588,432,175

	Germany — 4.2%
1	Adidas AG	63
199,845	Aurubis AG	9,652,381
93,383	BASF AG	6,951,595
232,098	Bayerische Motoren Werke AG	17,420,173
541,577	Daimler AG (Registered) *	34,974,817
151,906	Deutsche Lufthansa AG (Registered) *	3,227,340
201,312	Deutsche Post AG (Registered)	3,219,438
322,659	Deutsche Telekom AG (Registered)	4,127,265
1,301,237	E.ON AG	37,250,442
2	Freenet AG	19
196,166	Gildemeister AG	3,794,067
470,820	Heidelberger Druckmaschinen AG *	2,085,878
1,211,114	Infineon Technologies AG *	10,717,620
274,836	Kloeckner & Co AG *	6,873,646
155,369	Lanxess AG	10,920,294
88,767	MAN SE	10,388,197
83,288	MTU Aero Engines Holding AG	4,845,043
23,503	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	3,260,053
23,089	Puma AG Rudolf Dassler Sport	6,856,386
76,168	RWE AG	4,731,678
162,250	Salzgitter AG	10,398,035
480,808	SAP AG	22,394,988
35,009	Siemens AG (Registered)	3,815,859
39,875	Software AG	4,882,651
63,702	Stada Arzneimittel AG	2,018,323
143,043	Symrise AG	3,592,193
11,381	Wacker Chemie AG	1,942,055

	Total Germany	230,340,499

	Greece — 0.6%
1,305,661	Alpha Bank A.E. *	7,229,887
296,355	EFG Eurobank Ergasias *	1,476,213
1,305,066	National Bank of Greece SA *	10,861,643
593,528	OPAP SA	9,543,817
562,075	Piraeus Bank SA *	2,003,300
183,049	Public Power Corp SA	2,541,779

	Total Greece	33,656,639

	Hong Kong — 1.7%
1,971,000	BOC Hong Kong Holdings Ltd	6,736,600
1,410,000	Cathay Pacific Airways Ltd	4,095,279
2,732,598	CLP Holdings Ltd	22,410,659
1,038,390	Esprit Holdings Ltd	4,971,422
98,000	Guoco Group	1,208,211
540,700	Hong Kong Ferry Co Ltd	514,312
2,615,469	Hong Kong Electric Holdings Ltd	16,767,041
6,090,530	Hong Kong & China Gas	14,815,978
95,100	Hong Kong Aircraft Engineering Co Ltd	1,590,484
11,945,000	Pacific Basin Shipping Ltd	8,019,554

512,000	Swire Pacific Ltd	7,840,740
1,924,900	Yue Yuen Industrial Holdings	6,918,943

	Total Hong Kong	95,889,223

	Ireland — 0.7%
1,168,004	C&C Group Plc	4,715,886
727,570	CRH Plc	12,622,636
219,518	DCC Plc	5,727,251
731,954	Irish Life & Permanent Group Holdings Plc *	947,320
115,249	Kerry Group Plc Class A	3,706,376
320,455	Kingspan Group Plc	2,518,510
68,792	Paddy Power Plc	2,502,288
413,822	Smurfit Kappa Group Plc *	3,641,923

	Total Ireland	36,382,190

	Israel — 0.5%
266,812	Bank Hapoalim BM *	1,248,743
1,627,479	Bezeq Israeli Telecommunication Corp Ltd	4,355,450
115,687	Discount Investment Corp (Registered)	2,296,351
310,775	Israel Chemicals Ltd	4,483,477
1,226,854	Machteshim-Agan Industries Ltd *	5,055,918
208,096	Mizrahi Tefahot Bank Ltd	2,109,667
290,193	Partner Communications Co Ltd	5,979,475

	Total Israel	25,529,081

	Italy — 6.5%
1,133,536	A2A SPA	1,452,550
467,621	Bulgari SPA	4,516,989
1,754,671	CIR-Compagnie Industriali Riunite SPA *	3,162,775
16,087,393	Enel SPA	75,579,677
6,766,976	ENI SPA	136,163,077
282,941	Fiat SPA	4,681,701
402,419	Fondiaria—Sai SPA	2,683,343
38,147	Fondiaria—Sai SPA-Di RISP	155,107
213,082	Indesit Company SPA	2,172,500
4,026,308	Intesa San Paolo	10,472,762
216,205	Italcementi SPA-Di RISP	845,820
2	Luxottica Group SPA	53
505,450	Maire Tecnimont SPA	1,980,371
1,660,338	Mediaset SPA	9,167,314
380,778	Mediobanca SPA	3,132,820
1,238,480	Milano Assicurazioni SPA	1,606,805
94,800	Natuzzi SPA ADR *	288,192
1,710,336	Parmalat SPA	4,253,963
381,723	Recordati SPA	3,285,796
186,081	Saipem SPA	7,747,937
1,747,361	Snam Rete Gas SPA	8,292,411
9,797,369	Telecom Italia SPA	12,056,217
18,383,670	Telecom Italia SPA-Di RISP	19,214,163
5	Tenaris SA	105
1,961,313	Terna SPA	8,038,142
16,601,646	UniCredit SPA	32,089,757

	Total Italy	353,040,347

	Japan — 25.0%
2,393	Advance Residence Investment Corp (REIT) *	4,285,428
882,100	Aeon Co Ltd	10,744,871
412,700	Aeon Credit Service Co Ltd	5,325,610
1,899,050	Aiful Corp *	1,627,428

247,000	Aisin Seiki Co Ltd	7,989,173
712,000	All Nippon Airways Co Ltd *	2,519,001
1,110,000	Alps Electric Co Ltd	10,901,373
97,000	Asahi Diamond Industrial Co Ltd	1,678,116
281,000	Asahi Breweries Ltd	5,469,050
241,000	Asahi Glass Co Ltd	2,679,714
1,124,000	Asahi Kasei Corp	6,666,666
925,900	Astellas Pharma Inc	33,150,753
1,139,000	Bank of Yokohama Ltd (The)	5,507,625
305,400	Canon Inc	14,369,160
701	Central Japan Railway Co	5,405,213
135,100	Circle K Sunkus Co Ltd	1,872,437
2,974,000	Cosmo Oil Co Ltd	8,422,713
330,700	Credit Saison Co Ltd	5,238,557
598,200	CSK Holdings Corp *	2,447,913
440,750	Daiei Inc *	1,698,279
220,000	Daihatsu Motor Co Ltd	3,083,293
2,385,000	Daikyo Inc *	4,056,166
996,000	Dainippon Screen Manufacturing Co Ltd *	6,478,508
434,000	Daito Trust Construction Co Ltd	26,812,905
185,000	Dai Nippon Printing Co Ltd	2,327,059
1,052,000	Denki Kagaku Kogyo K K	4,660,525
284,000	Don Quijote Co Ltd	8,183,492
345,000	Dowa Holdings Co Ltd	2,042,705
395,000	Ebara Corp *	1,681,609
336,900	Eisai Co Ltd	11,574,869
232,300	Electric Power Development Co Ltd	7,084,532
39,700	Fanuc Ltd	5,674,428
51,000	Fast Retailing Co Ltd	8,033,496
351,000	Fujikura Ltd	1,550,311
3,033,000	Fuji Electric Holdings Co Ltd	8,089,452
1,250,000	Fuji Heavy Industries Ltd	9,218,361
270,000	Fuji Oil Co Ltd	3,662,499
49,400	Funai Electric Co Ltd	1,675,594
62,700	Hamamatsu Photonics KK	2,055,647
1,020,000	Hanwa Co Ltd	3,873,893
8,884,000	Haseko Corp *	7,946,356
131,100	Hikari Tsushin Inc	2,785,331
4,014,000	Hitachi Ltd	18,930,696
862,400	Honda Motor Co Ltd	31,193,815
235,700	Hosiden Corp	2,373,305
1,016	INPEX Corp	5,215,621
2,184,000	Isuzu Motors Ltd	9,677,817
1,713,800	Itochu Corp	15,871,399
4,222	Japan Retail Fund Investment Corp (REIT)	6,784,975
202,500	JFE Holdings Inc	6,421,280
8,572,090	JX Holdings Inc	52,960,607
365,400	K’s Holdings Corp	9,513,960
2,672,000	Kajima Corp	6,651,961
1,095,300	Kao Corp	27,425,686
3,962,000	Kawasaki Kisen Kaisha Ltd	16,534,918
5,095	KDDI Corp	29,070,850
274,800	Komatsu Ltd	7,594,390
264,600	Konami Corp	4,926,528
51,900	Kyocera Corp	5,282,261
218,000	Kyowa Exeo Corp	1,938,005
98,700	Lawson Inc	4,372,167
1,268,400	Leopalace21 Corp *	2,282,290
343,000	Makino Milling Machine Co Ltd *	2,517,103
1,802,000	Marubeni Corp	11,663,705

3,433,000	Mazda Motor Corp	9,511,889
232,100	Miraca Holdings Inc	8,244,155
2,058,500	Mitsubishi Chemical Holdings Corp	11,816,264
307,800	Mitsubishi Corp	7,770,684
815,000	Mitsubishi Electric Corp	8,051,365
367,000	Mitsubishi Gas Chemical Co Inc	2,245,135
194,470	Mitsubishi UFJ Lease & Finance Co Ltd	7,099,981
904,000	Mitsui Chemicals Inc	2,754,853
551,000	Mitsui & Co Ltd	8,592,224
3,365,000	Mitsui Mining & Smelting Co Ltd	10,196,573
2,598,000	Mitsui OSK Lines Ltd	17,837,012
15,447,200	Mizuho Financial Group Inc	24,399,439
141,900	Murata Manufacturing Co Ltd	8,647,933
305,000	Nabtesco Corp	5,622,595
2,147	Net One Systems Co Ltd	2,807,529
368,000	NHK Spring Co Ltd	3,696,768
1,156,000	Nichirei Corp	4,918,027
46,900	Nintendo Co Ltd	12,715,987
315,000	Nippon Chemi-Con Corp *	1,347,626
1,595,000	Nippon Light Metal Co Ltd *	2,851,176
918,700	Nippon Telegraph & Telephone Corp	41,648,061
1,130,000	Nippon Yakin Koguo Co Ltd *	3,155,144
2,762,000	Nippon Yusen KK	12,034,777
2,397,700	Nissan Motor Co Ltd	22,425,474
755,000	Nisshinbo Holdings Inc	7,758,538
39,000	Nitori Co Ltd	3,436,132
133,500	Nitto Denko Corp	5,525,453
29,099	NTT Docomo Inc	47,219,745
1,288,000	Obayashi Corp	5,339,092
25,700	Okinawa Electric Power Co	1,167,557
356,000	OKUMA Corp *	2,374,153
242,600	Omron Corp	5,977,648
38,100	Ono Pharmaceutical Co Ltd	1,683,038
25,100	Oriental Land Co Ltd	2,272,812
297,280	ORIX Corp	25,355,986
4,042,000	Osaka Gas Co Ltd	15,107,533
560,000	Pacific Metals Co Ltd	4,233,989
2,462,800	Pioneer Corp *	9,554,065
101,670	Point Inc	4,461,181
1,357,700	Resona Holdings Inc	8,286,046
691,000	Ricoh Company Ltd	9,705,150
861,000	Round One Corp	4,370,063
137,400	Ryohin Keikaku Co Ltd	5,375,593
124,700	Saizeriya Co Ltd	2,276,423
282,900	Sankyo Co Ltd	14,966,081
584,500	Sapporo Hokuyo Holdings Inc	2,422,360
51,800	Sawai Pharmaceuticals Co Ltd	4,419,929
225,100	Secom Co Ltd	10,013,933
289,500	Sega Sammy Holdings Inc	4,870,117
464,000	Seino Holdings Co Ltd	2,907,879
673,000	Seven & I Holdings Co Ltd	16,442,281
81,600	Shimamura Co Ltd	7,446,323
996,000	Showa Shell Sekiyu KK	8,265,668
32,600	SMC Corp	5,169,056
314,500	SoftBank Corp	10,889,182
5,471,400	Sojitz Corp	10,562,802
2,242,800	Sumitomo Corp	29,195,377
3,396,286	Sumitomo Trust & Banking Co Ltd	18,022,369
3,780,000	Taiheiyo Cement Co Ltd *	4,640,827
3,582,000	Taisei Corp	8,066,157

96,500	Takata Corp	2,686,333
1,928,100	Takeda Pharmaceutical Co Ltd	89,523,084
419,650	Takefuji Corp (a)(b)	5,014
718,000	Toho Zinc Co Ltd	3,263,926
291,000	Tokai Rika Co Ltd	5,254,898
1,351,000	Tokyo Gas Co Ltd	5,891,949
729,700	Tokyo Steel Manufacturing Co	7,378,513
2,324,000	Tokyo Tatemono Co Ltd	9,111,425
639,000	TonenGeneral Sekiyu KK	6,286,347
3,066,000	Tosoh Corp	8,587,650
1,071,700	Toyota Motor Corp	41,542,165
628,300	Toyota Tsusho Corp	10,189,009
667,000	Toyo Engineering Corp	2,281,167
480,000	Tsugami Corp	3,193,267
104,900	Unicharm Corp	4,091,095
830,500	UNY Co Ltd	7,494,270
76,410	USS Co Ltd	5,534,044
13,647	Yahoo Japan Corp	4,893,842
215,910	Yamada Denki Co Ltd	13,716,831
148,700	Yamato Kogyo Co Ltd	4,266,597
902,000	Zeon Corp	7,248,466

	Total Japan	1,362,364,551

	Malta — 0.0%
15,984,486	BGP Holdings Plc *	—

	Netherlands — 2.0%
176,330	Aalberts Industries NV	3,085,831
276,875	CSM	8,396,528
11,644	Gamma Holdings NV *	375,386
218,675	Heineken NV	10,116,642
7,528,389	ING Groep NV *	66,397,394
1,193,293	Koninklijke BAM Groep NV	6,345,781
119,070	Koninklijke DSM NV	5,808,371
370,219	Koninklijke Philips Electronics NV	10,010,070
2	TNT NV	48
3	Unilever NV	85

	Total Netherlands	110,536,136

	New Zealand — 0.4%
1,565,976	Fletcher Building Ltd	9,240,548
454,330	Sky City Entertainment Group Ltd	1,056,123
7,631,862	Telecom Corp of New Zealand	12,252,708
1,357	Vector Ltd	2,450

	Total New Zealand	22,551,829

	Norway — 0.5%
1,349,969	DnB NOR ASA	16,520,052
167,250	Frontline Ltd	4,375,972
1,574,800	Golden Ocean Group Ltd	2,132,717
239,600	TGS Nopec Geophysical Co ASA	4,095,031

	Total Norway	27,123,772

	Portugal — 0.0%
123,657	Jeronimo Martins SGPS SA	1,745,332

	Singapore — 3.2%
8,492,000	CapitaCommercial Trust (REIT)	9,574,449
4,786,000	Cosco Corp	7,311,058

4,226,000	Ezra Holdings Ltd	5,273,799
1,087,000	Fraser & Neave Ltd	4,944,093
32,295,000	Golden Agri-Resources Ltd	17,717,159
2,799,000	Ho Bee Investment Ltd	3,304,412
4,612,000	Jaya Holdings Ltd *	2,512,315
585,000	Keppel Corp Ltd	4,719,870
2,666,000	Midas Holdings Ltd	1,865,738
6,993,500	Neptune Orient Lines Ltd *	11,477,063
3,593,127	Noble Group Ltd	5,571,120
1,527,000	Oversea-Chinese Banking Corp Ltd	11,481,220
2,579,100	Sembcorp Industries Ltd	9,409,321
4,272,000	SembCorp Marine Ltd	15,744,696
347,000	Singapore Airlines Ltd	4,049,348
1,182,000	Singapore Exchange Ltd	7,713,538
3,503,000	Singapore Press Holdings Ltd	11,113,428
2,267,000	Singapore Technologies Engineering Ltd	5,594,192
7,692,000	Singapore Telecommunications	18,041,190
5,731,000	Suntec Real Estate Investment Trust (REIT)	6,161,796
3,582,000	Swiber Holdings Ltd *	2,629,438
157,000	United Overseas Bank Ltd	2,200,209
626,000	Venture Corp Ltd	4,271,892
2,771,000	Yangzijiang Shipbuilding Holdings Ltd	3,775,870

	Total Singapore	176,457,214

	Spain — 1.9%
1,859,792	Banco Bilbao Vizcaya Argentaria SA	17,084,607
1,703,323	Banco Popular Espanol SA	8,659,873
2,401,734	Banco Santander SA	22,895,402
913,587	Iberdrola SA	6,256,858
193,283	Inditex SA	14,578,338
1,327,381	Repsol YPF SA	31,996,574

	Total Spain	101,471,652

	Sweden — 2.8%
168,160	Alfa Laval AB	2,954,208
156,237	Assa Abloy AB Class B	4,194,336
322,979	Atlas Copco AB	6,353,141
540,413	Atlas Copco AB Class A	11,933,549
2	Electrolux AB Class B	48
819,877	Hennes & Mauritz AB Class B	27,735,176
101,746	Modern Times Group AB Class B	7,426,981
380,724	NCC Class B	7,265,366
557,246	Sandvik AB	9,436,368
339,918	Scania AB Class B	6,948,183
1,250,607	Skandinaviska Enskilda Banken AB Class A	9,086,015
250,635	SKF AB Class B	6,673,633
222,145	Svenska Handelsbanken AB Class A	6,637,887
1,751,253	Swedbank AB Class A *	22,146,934
222,569	Tele2 AB Class B	4,450,391
644,212	Trelleborg AB Class B	6,215,692
764,337	Volvo AB Class B *	11,111,324

	Total Sweden	150,569,232

	Switzerland — 5.6%
445,524	Compagnie Financiere Richemont SA Class A	24,030,342
1,556,986	Nestle SA (Registered)	84,590,256
2,244,611	Novartis AG (Registered)	119,540,494
303,583	Roche Holding AG (Non Voting)	41,631,603
36,028	Swatch Group AG	14,462,546

17,675	Swisscom AG (Registered)	7,210,304
76,595	Synthes Inc	9,376,356
304,372	UBS AG (Registered) *	4,584,666

	Total Switzerland	305,426,567

	United Kingdom — 19.4%
1,166,363	3i Group Plc	5,418,260
797,847	Amlin Plc	4,668,916
124,074	Associated British Foods Plc	2,048,793
3,283,910	AstraZeneca Plc	153,505,202
5,548,705	Barclays Plc	22,293,235
1,034,822	Barratt Developments Plc *	1,129,624
1,332,486	BG Group Plc	24,090,463
302,964	BHP Billiton Plc	10,765,425
4,413,963	BP Plc	29,463,184
324,629	British American Tobacco Plc	11,785,339
218,930	British Sky Broadcasting Group Plc	2,459,730
11,058,074	BT Group Plc	29,254,753
1,177,788	Burberry Group Plc	18,261,015
343,244	Capita Group Plc	3,484,384
1	Carnival Plc	41
227,842	Catlin Group Ltd	1,176,175
1,930,310	Centrica Plc	9,224,511
94,544	Charter International Plc	1,006,308
2,388,188	Cobham Plc	7,155,681
991,443	Compass Group Plc	8,574,033
452,674	Cookson Group Plc *	3,793,718
701,906	Daily Mail and General Trust Plc Class A	5,668,857
1,842,520	Debenhams Plc *	2,023,044
635,984	Diageo Plc	11,354,948
14,177,524	Dixons Retail Plc *	5,572,384
2,052,410	Drax Group Plc	11,306,547
172,919	Eurasian Natural Resources Corp	2,362,910
284,225	FirstGroup Plc	1,598,228
1,376,945	Game Group Plc	1,479,682
10,448,420	GlaxoSmithKline Plc	197,903,088
3,310,039	Home Retail Group Plc	10,386,137
1,122,242	HSBC Holdings Plc	11,356,536
1,422,878	Inchcape Plc *	7,189,965
829,121	Intermediate Capital Group Plc	4,038,903
231,341	Jardine Lloyd Thompson Group Plc	2,100,646
184,084	JD Wetherspoon Plc	1,206,778
5	Kazakhmys Plc	108
1,811,236	Kesa Electricals Plc	4,626,715
540,592	Lancashire Holdings Ltd	5,164,114
1,584,203	Legal & General Group Plc	2,253,587
19,585,112	Lloyds Banking Group Plc *	18,497,353
772,904	Melrose Plc	3,529,553
349,725	Michael Page International Plc	2,594,613
303,354	Micro Focus International Plc	1,562,091
779,913	Mitchells & Butlers Plc *	4,159,639
601,774	National Express Group Plc *	2,084,435
375,742	Next Plc	11,763,312
220,648	Pearson Plc	3,182,467
113,284	Petrofac Ltd	2,453,484
2,553,174	Punch Taverns Plc *	2,431,569
243,052	Reckitt Benckiser Group Plc	12,883,092
1,013,455	Reed Elsevier Plc	8,037,781
488,388	Rio Tinto Plc	31,136,362

	21,773,824	Rolls—Royce Group Plc C Shares (London) *	33,868
	340,216	Rolls—Royce Group Plc *	3,223,363
	3,350,659	Royal Dutch Shell Plc A Shares (London)	100,982,662
	1,956,453	Royal Dutch Shell Plc B Shares (London)	58,152,027
	1,358,987	Sage Group Plc (The)	5,444,196
	583,262	Scottish & Southern Energy Plc	10,166,988
	881,430	Smith & Nephew Plc	8,006,459
	43,851	Spirax-Sarco Engineering Plc	1,228,459
	709,333	Standard Chartered Plc	19,107,976
	5,445,307	Taylor Wimpey Plc *	2,019,648
	575,761	Travis Perkins Plc	7,247,618
	557,980	United Utilities Group Plc	5,176,583
	1	Vedanta Resources Plc	31
	26,372,923	Vodafone Group Plc	65,797,922
	252,216	Weir Group Plc (The)	6,828,594
	2,984,724	William Hill Plc	7,228,664
	372,759	Wolseley Plc *	9,966,616
	332,978	WPP Plc	3,690,060

		Total United Kingdom	1,055,769,452

		TOTAL COMMON STOCKS (COST $5,591,976,089)	5,266,389,775

		PREFERRED STOCKS — 1.0%

		Germany — 1.0%
	148,157	Henkel AG & Co KGaA 1.09%	9,085,906
	243,435	Porsche Automobil Holding SE 0.16%	18,212,323
	319,486	ProSiebenSat.1 Media AG 0.09%	8,443,980
	9,049	Villeroy & Boch AG (Non Voting) *	52,926
	96,335	Volkswagen AG 1.30%	15,447,238

		Total Germany	51,242,373

		TOTAL PREFERRED STOCKS (COST $34,920,851)	51,242,373

		MUTUAL FUNDS — 0.7%

		United States — 0.7%

		Affiliated Issuers
	1,607,800	GMO U.S. Treasury Fund	40,195,000

		TOTAL MUTUAL FUNDS (COST $40,195,000)	40,195,000

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.5%

		Time Deposits — 1.5%
USD	25,000,000	BNP Paribas (Grand Cayman) Time Deposit, 0.22%, due 12/01/10	25,000,000
HKD	77,517	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/10	9,983
JPY	320,068,000	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/10	3,824,447
CHF	3,958,407	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.02%, due 12/01/10	3,944,011
SGD	190,744	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 12/01/10	144,465
DKK	48,084	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.30%, due 12/01/10	8,374
GBP	192,842	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.48%, due 12/01/10	299,956
SEK	66,998	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.87%, due 12/01/10	9,526
NOK	58,419	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.81%, due 12/01/10	9,404
NZD	13,080	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.95%, due 12/01/10	9,726
AUD	226,772	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.64%, due 12/01/10	217,361
USD	1,454,972	Citibank (New York) Time Deposit, 0.21%, due 12/01/10	1,454,972
EUR	1,567,469	Citibank (New York) Time Deposit, 0.33%, due 12/01/10	2,034,653

CAD	138,146	Citibank (New York) Time Deposit, 0.96%, due 12/01/10	134,573
USD	21,200,000	Commerzbank (Grand Cayman) Time Deposit, 0.23%, due 12/01/10	21,200,000
USD	25,000,000	Societe Generale (Grand Cayman) Time Deposit, 0.17%, due 12/01/10	25,000,000

		Total Time Deposits	83,301,451

		TOTAL SHORT-TERM INVESTMENTS (COST $83,301,451)	83,301,451

		TOTAL INVESTMENTS — 99.8% (COST $5,750,393,391)	5,441,128,599

		Other Assets and Liabilities (net) — 0.2%	8,680,951

		TOTAL NET ASSETS — 100.0%	$5,449,809,550

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 5,841,983,547	$491,927,763	$(892,782,711)	$(400,854,948)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$—	$40,195,000	$—	$6,830	$—	$40,195,000

Totals	$—	$40,195,000	$—	$6,830	$—	$40,195,000

A summary of outstanding financial instruments at November 30, 2010 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
12/17/10	State Street Bank and Trust Co.	AUD	1,616,000	$1,545,875	$(39,228)
12/17/10	Brown Brothers Harriman & Co.	AUD	51,856,392	49,606,110	(1,602,226)
12/17/10	JPMorgan Chase Bank, N.A.	AUD	6,983,767	6,680,710	(179,486)
12/17/10	Bank of New York Mellon	CHF	2,084,000	2,076,943	(95,421)
12/17/10	The Royal Bank of Scotland PLC	EUR	27,819,947	36,110,292	(2,732,251)
12/17/10	Bank of New York Mellon	EUR	9,336,000	12,118,128	(916,804)
12/17/10	Morgan Stanley Capital Services Inc.	EUR	6,610,000	8,579,780	(662,844)
12/17/10	Barclays Bank PLC	EUR	30,014,098	38,958,300	(2,900,261)
12/17/10	Barclays Bank PLC	GBP	4,685,000	7,286,499	(196,852)
12/17/10	Morgan Stanley Capital Services Inc.	GBP	3,329,000	5,177,536	(124,929)
12/17/10	Brown Brothers Harriman & Co.	HKD	381,552,057	49,142,260	(100,747)
12/17/10	State Street Bank and Trust Co.	HKD	372,328,086	47,954,253	(99,676)
12/17/10	Barclays Bank PLC	HKD	186,164,043	23,977,126	(47,916)

12/17/10	Morgan Stanley Capital Services Inc.	HKD	186,164,043	23,977,126	(46,954)
12/17/10	Morgan Stanley Capital Services Inc.	JPY	1,200,169,000	14,343,799	(263,735)
12/17/10	Bank of New York Mellon	JPY	507,712,000	6,067,911	(189,809)
12/17/10	Brown Brothers Harriman & Co.	SEK	86,884,852	12,348,502	(658,524)
12/17/10	Morgan Stanley Capital Services Inc.	SEK	16,068,000	2,283,663	(138,547)
12/17/10	JPMorgan Chase Bank, N.A.	SEK	385,594,753	54,802,622	(2,844,339)
12/17/10	Bank of New York Mellon	SEK	189,395,437	26,917,810	(1,475,179)
12/17/10	Bank of America, N.A.	SEK	137,140,850	19,491,132	(1,095,951)
12/17/10	The Royal Bank of Scotland PLC	SEK	189,395,437	26,917,810	(1,533,729)
12/17/10	Barclays Bank PLC	SEK	144,360,624	20,517,241	(1,144,867)
12/17/10	Deutsche Bank AG	SEK	143,155,023	20,345,896	(1,154,987)
12/17/10	Barclays Bank PLC	SGD	1,625,000	1,230,682	(21,987)

				$518,458,006	$(20,267,249)

Sales #
12/17/10	Brown Brothers Harriman & Co.	CAD	16,303,957	$15,877,287	$100,719
12/17/10	JPMorgan Chase Bank, N.A.	CAD	28,817,533	28,063,386	184,943
12/17/10	Morgan Stanley Capital Services Inc.	CAD	44,371,131	43,209,950	439,138
12/17/10	Barclays Bank PLC	CAD	28,817,533	28,063,386	288,050
12/17/10	Bank of New York Mellon	CHF	2,084,000	2,076,942	71,459
12/17/10	The Royal Bank of Scotland PLC	EUR	4,754,000	6,170,692	457,582
12/17/10	JPMorgan Chase Bank, N.A.	EUR	54,443,226	70,667,310	5,671,675
12/17/10	Barclays Bank PLC	EUR	9,253,000	12,010,394	124,439
12/17/10	JPMorgan Chase Bank, N.A.	GBP	2,431,000	3,780,892	79,466
12/17/10	Barclays Bank PLC	GBP	3,703,000	5,759,211	3,897
12/17/10	Morgan Stanley Capital Services Inc.	JPY	611,935,000	7,313,530	204
12/17/10	Bank of New York Mellon	JPY	373,617,000	4,465,277	99,166
12/17/10	State Street Bank and Trust Co.	JPY	2,075,887,790	24,809,936	771,882
12/17/10	Brown Brothers Harriman & Co.	SEK	321,966,006	45,759,391	2,580,224
12/17/10	JPMorgan Chase Bank, N.A.	SEK	385,594,753	54,802,622	4,480,722
12/17/10	Bank of New York Mellon	SEK	242,507,242	34,466,321	2,312,865
12/17/10	The Royal Bank of Scotland PLC	SEK	99,419,732	14,130,021	1,147,318
12/17/10	Barclays Bank PLC	SEK	242,507,242	34,466,321	1,715,559
12/17/10	Barclays Bank PLC	SGD	1,625,000	1,230,682	31,228

				$437,123,551	$20,560,536

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.

Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
499	FTSE 100	December 2010	$43,119,218	$(1,073,218)
1,427	FTSE/MIB	December 2010	177,153,472	(15,178,679)
83	CAC 40	December 2010	3,887,849	(242,293)
1,015	MSCI Singapore	December 2010	56,960,269	627,327
266	DAX	December 2010	57,719,308	3,529,567
76	TOPIX	December 2010	7,784,212	263,099

			$346,624,328	$(12,074,197)

Sales
1,276	SPI 200	December 2010	$140,281,490	$2,392,609
1	OMXS 30	December 2010	15,778	(174)
736	S&P Toronto 60	December 2010	106,196,795	(6,217,084)

			$246,494,063	$(3,824,649)

Swap Agreements
Total Return Swaps

Notional	Expiration				Market
Amount	Date	Counterparty	Fund Pays	Fund Receives	Value
624,496,000 JPY	11/16/2011	Goldman Sachs International	1 Month JPY LIBOR - 1,000 bps	Return on Resona Holdings Inc	$835,704

				Premiums to (Pay) Receive	$—

As of November 30, 2010, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR — American Depositary Receipt

JPY LIBOR — London Interbank Offered Rate denominated in Japanese Yen

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

* Non-income producing security.

(a) Bankrupt issuer.

(b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, 94.8% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below.
See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010 :

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Australia	$—	$200,155,697	$—	$200,155,697
Austria	—	51,958,462	—	51,958,462
Belgium	—	64,014,977	—	64,014,977
Canada	150,918,886	—	—	150,918,886
Denmark	—	72,773,770	—	72,773,770
Finland	—	49,282,092	—	49,282,092
France	—	588,432,175	—	588,432,175
Germany	—	230,340,499	—	230,340,499
Greece	—	33,656,639	—	33,656,639
Hong Kong	—	95,889,223	—	95,889,223
Ireland	—	36,382,190	—	36,382,190
Israel	—	25,529,081	—	25,529,081
Italy	288,192	352,752,155	—	353,040,347
Japan	—	1,362,359,537	5,014	1,362,364,551
Malta	—	0 *	—	0
Netherlands	—	110,536,136	—	110,536,136
New Zealand	—	22,551,829	—	22,551,829
Norway	—	27,123,772	—	27,123,772
Portugal	—	1,745,332	—	1,745,332
Singapore	—	176,457,214	—	176,457,214
Spain	—	101,471,652	—	101,471,652
Sweden	—	150,569,232	—	150,569,232
Switzerland	—	305,426,567	—	305,426,567
United Kingdom	—	1,055,769,452	—	1,055,769,452

TOTAL COMMON STOCKS	151,207,078	5,115,177,683	5,014	5,266,389,775

Mutual Funds
United States	40,195,000	—	—	40,195,000

TOTAL MUTUAL FUNDS	40,195,000	—	—	40,195,000

Preferred Stocks
Germany	—	51,242,373	—	51,242,373

TOTAL PREFERRED STOCKS	—	51,242,373	—	51,242,373

Short-Term Investments	83,301,451	—	—	83,301,451

Total Investments	274,703,529	5,166,420,056	5,014	5,441,128,599

Derivatives**
Forward Currency Contracts
Foreign currency risk	—	20,560,536	—	20,560,536
Futures Contracts
Equity risk	—	6,812,602	—	6,812,602
Swap Agreements
Equity risk	—	835,704	—	835,704

Total Derivatives	—	28,208,842	—	28,208,842

Total	$274,703,529	$5,194,628,898	$5,014	$5,469,337,441

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives**
Forward Currency Contracts
Foreign currency risk	$—	$(20,267,249)	$—	$(20,267,249)
Futures Contracts
Equity risk	(6,217,084)	(16,494,364)	—	(22,711,448)

Total Derivatives	(6,217,084)	(36,761,613)	—	(42,978,697)

Total	$(6,217,084)	$(36,761,613)	$—	$(42,978,697)

*	Represents the interest in securities that have no value at November 30, 2010

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
** Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs were 0.1% of total net assets.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in Unrealized
					Change in					Appreciation(Depreciation)
	Balances as	Net	Accrued	Total	Unrealized			Transfers	Balances as	from Investments Still
	of February	Purchases/	Discounts/	Realized	Appreciation	Transfer		out of	of November	Held as of November 30,
	28, 2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	into Level 3*		Level 3*	30, 2010	2010
Common Stocks
Japan	$—	$(48,897)	$—	$(231,695)	$(1,619,206)	$1,904,812	**	$—	$5,014	$(1,619,206)

Total	$—	$(48,897)	$—	$(231,695)	$(1,619,206)	$1,904,812		$—	$5,014	$(1,619,206)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2010, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to local closing prices, and supplied by a third party vendor based on that vendor’s proprietary models. As of November 30, 2010, futures contracts representing (0.3)% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified using Level 2 inputs in the table above. During the period ended November 30, 2010, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2010, the Fund used purchased option contracts as a substitute for direct equity investment (when paired with written put options). The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended November 30, 2010, the Fund used written put option contracts as a substitute for direct equity investment (when paired with purchased call options). The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended November 30, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal
	Amount of	of		Amount of	Number of
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	(11,299,914)	—	$(5,303,445)	—	—	$—
Options written	—	—	—	—	—	—
Options exercised	11,299,914	—	5,303,445	—	—	—
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2010, the Fund used swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish.
During the period ended November 30, 2010, the Fund held rights and warrants received as a result of a corporate action. The Fund held no rights or warrants at the end of the period.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on future contracts*	$—	$—	$—	$6,812,602	$—	$6,812,602
Unrealized appreciation on forward currency contracts	—	20,560,536	—	—	—	20,560,536
Unrealized appreciation on swap agreements	—	—	—	835,704	—	835,704

Total	$—	$20,560,536	$—	$7,648,306	$—	$28,208,842

Liabilities:
Unrealized depreciation on future contracts*	$—	$—	$—	$(22,711,448)	$—	$(22,711,448)
Unrealized depreciation on forward currency contracts	—	(20,267,249)	—	—	—	(20,267,249)

Total	$—	$(20,267,249)	$—	$(22,711,448)	$—	$(42,978,697)

*	The fair values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, and rights and warrants), notional amounts (swap agreements) or principal amounts (options) outstanding at each month-end, was as follows for the period end November 30, 2010:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements	Options	Rights/Warrants
Average amount outstanding	$710,354,450	609,486,380	1,547,954	22,257,713	263,919

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Opportunities Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares/ Par Value ($)	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
1,608,042	GMO Emerging Markets Fund, Class VI	22,142,744
588,457	GMO Flexible Equities Fund, Class VI	10,492,182
16,194,953	GMO International Growth Equity Fund, Class IV	353,049,977
16,713,571	GMO International Intrinsic Value Fund, Class IV	342,293,940

	TOTAL MUTUAL FUNDS (COST $853,020,282)	727,978,843

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
14,154	State Street Eurodollar Time Deposit, 0.01%, due 12/01/10	14,154

	TOTAL SHORT-TERM INVESTMENTS (COST $14,154)	14,154

	TOTAL INVESTMENTS — 100.0% (COST $853,034,436)	727,992,997

	Other Assets and Liabilities (net) — (0.0%)	(67,717)

	TOTAL NET ASSETS — 100.0%	$727,925,280

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 954,049,028	$2,646,571	$(228,702,602)	$(226,056,031)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Emerging Markets Fund, Class VI	$—	$20,381,913	$884,847	$8,428	$—	$22,142,744
GMO Flexible Equities Fund, Class VI	11,525,967	42,487	615,056	—	—	10,492,182
GMO International Growth Equity Fund, Class IV	318,862,849	27,716,113	26,998,898	1,084,361	—	353,049,977
GMO International Intrinsic Value Fund, Class IV	317,602,020	30,594,796	21,124,456	1,318,771	—	342,293,940
GMO International Small Companies Fund, Class III	13,125,912	136,971	13,546,223	136,971	—	—

Totals	$661,116,748	$78,872,280	$63,169,480	$2,548,531	$—	$727,978,843

Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.2% of net assets. The underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign equity securities and foreign index futures contracts as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, foreign equity securities and foreign index futures contracts representing 94.5% and (0.1%), respectively, of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$727,978,843	$—	$—	$727,978,843
Short-Term Investments	14,154	—	—	14,154

Total Investments	727,992,997	—	—	727,992,997

Total	$727,992,997	$—	$—	$727,992,997

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 0.2% of total net assets.
The Fund held no direct investments or other financial instruments directly at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds need to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
Other principal risks of an investment in the Fund include Market Risk — Fixed Income Securities (risk that the value of fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
Derivative financial instruments
At November 30, 2010, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Small Companies Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 92.9%

	Australia — 4.4%
158,430	Ansell Ltd	1,998,403
1,123,327	Australian Infrastructure Fund	2,068,112
344,188	Boart Longyear Group	1,229,680
995,483	Charter Hall Office (REIT)	2,701,991
1,834,035	Commonwealth Property Office Fund (REIT)	1,438,276
54,300	Flight Centre Ltd	1,182,507
149,067	Iluka Resources Ltd *	1,076,465
1,616,739	ING Industrial Fund Unit	797,551
5,186,155	ING Office Fund	2,902,734
636,905	Macquarie CountryWide Trust	1,740,947
1,141,210	Pacific Brands Ltd *	1,134,132
998,258	PaperlinX Ltd *	401,183

	Total Australia	18,671,981

	Austria — 0.2%
19,153	AI Airports International Ltd ADC *	11,800
16,666	Flughafen Wien AG	1,022,838
1,761,602	Immofinanz AG (Entitlement Shares) * (a)	—

	Total Austria	1,034,638

	Belgium — 2.8%
68,280	Bekaert NV	6,462,286
39,581	Euronav SA	624,771
10,139	GIMV NV	512,601
41,823	Nyrstar	544,575
33,648	Omega Pharma SA	1,383,210
3,201	SA D’Ieteren NV	1,691,242
17,069	Tessenderlo Chemie	566,435

	Total Belgium	11,785,120

	Canada — 4.9%
32,357	ACE Aviation Holdings Inc Class A *	409,762
156,000	Advantage Oil & Gas Ltd *	1,019,687
68,900	AltaGas Ltd	1,383,974
74,200	Colossus Minerals Inc *	605,714
28,700	Dorel Industries Inc Class B	928,476
65,400	Dundee Corp Class A *	1,257,607
46,400	Linamar Corp	862,415
56,200	Methanex Corp	1,646,774
300,000	Precision Drilling Corp *	2,571,721
42,771	Quebecor Inc Class B	1,554,097
156,600	RONA Inc *	1,983,147
107,600	SEMAFO Inc *	1,299,732
55,650	Torstar Corp Class B	642,397
128,925	Transcontinental Inc	1,907,721
157,600	Trinidad Drilling Ltd	815,212
179,800	Western Coal Corp *	1,816,303

	Total Canada	20,704,739

	Denmark — 0.8%
44,261	D/S Norden A/S	1,393,947
15,042	Danisco A/S	1,148,122
88,467	GN Store Nord A/S *	732,275

	Total Denmark	3,274,344

	Finland — 2.1%
160,996	Amer Sports Oyj Class A	1,903,175
40,751	Cargotec Oyj Class B	1,789,059
56,334	Kemira Oyj	774,412
452,409	M-real Oyj B shares *	1,445,978
69,424	Oriola-KD Oyj Class B	357,501
65,681	Tieto Oyj	1,189,340
68,035	YIT Oyj	1,495,796

	Total Finland	8,955,261

	France — 3.0%
40,126	Arkema	2,392,421
12,930	Fonciere des Regions (REIT)	1,171,887
45,033	Groupe Steria SCA	1,033,418
157,026	Havas SA	696,183
9,998	IMS International Metal Service *	170,321
34,595	Rallye SA	1,241,987
125,335	Rhodia SA	3,294,887
17,983	Valeo SA *	900,735
30,097	Zodiac Aerospace	1,893,446

	Total France	12,795,285

	Germany — 5.1%
54,024	Aareal Bank AG *	1,409,039
26,572	Aixtron AG	804,563
59,729	Arques Industries AG *	276,923
58,260	Aurubis AG	2,813,919
17,482	Bechtle AG	622,100
5,782	Bertrandt AG	335,989
92,254	Gagfah SA	711,011
17,680	Gerresheimer AG *	645,750
237,370	Heidelberger Druckmaschinen AG *	1,051,623
109,534	Infineon Technologies AG *	969,309
36,477	Kloeckner & Co AG *	912,289
88,283	Lanxess AG	6,205,075
51,236	Leonische Drahtwerke AG *	1,914,096
52,323	Stada Arzneimittel AG	1,657,793
65,213	Tognum AG	1,547,112

	Total Germany	21,876,591

	Greece — 0.5%
196,903	Alapis Holding Industrial and Commercial SA	198,746
201,715	Intralot SA	673,933
62,344	Jumbo SA	410,870
73,847	Motor Oil (Hellas) Corinth Refineries SA	689,133

	Total Greece	1,972,682

	Hong Kong — 3.6%
2,076,000	Brightoil Petroleum Holdings Ltd	843,326
677,000	Dah Chong Hong Holdings Ltd	808,183
19,600	Dah Sing Financial Group	135,747
1,356,000	First Pacific Co	1,175,114
486,400	HKR International Ltd	254,534
2,629,500	Johnson Electric Holdings Ltd	1,940,353
1,048,000	Kowloon Development Co Ltd	1,136,791
1,036,000	Pacific Basin Shipping Ltd	695,543
8,126,000	Singmas Container Holdings Ltd *	2,501,461
1,103,000	SJM Holdings Ltd	1,728,043

1,186,000	Texwinca Holdings Ltd	1,385,068
418,000	United Laboratories International Holdings Ltd (The)	858,934
171,600	VTech Holdings Ltd	1,799,852

	Total Hong Kong	15,262,949

	Ireland — 2.9%
1,580,538	Allied Irish Banks Plc *	697,972
403,804	C&C Group Plc	1,630,383
131,010	DCC Plc	3,418,066
437,423	Fyffes Plc	186,968
41,795	Glanbia Plc	175,729
103,126	Grafton Group Plc	388,738
399,729	Irish Life & Permanent Group Holdings Plc *	517,343
114,367	Kingspan Group Plc	898,829
51,989	Paddy Power Plc	1,891,084
237,868	Smurfit Kappa Group Plc *	2,093,405
1,127,233	Total Produce Ltd	571,639

	Total Ireland	12,470,156

	Italy — 2.0%
192,484	Amplifon SPA	915,205
74,740	Autostrada Torino-Milano SPA	949,328
102,070	Benetton Group SPA	595,845
139,423	Cementir SPA	323,012
93,848	Danieli & Co SPA-RSP	1,313,830
81,015	Indesit Company SPA	825,997
104,702	Italcementi SPA-Di RISP	409,607
11,159	Italmobiliare SPA	332,190
13,702	Italmobiliare SPA-RSP	259,577
315,604	Milano Assicurazioni SPA	409,465
216,534	Recordati SPA	1,863,882
4,536	Tod’s SPA	463,993

	Total Italy	8,661,931

	Japan — 26.5%
49,200	ADEKA Corp	493,099
1,904	Advance Residence Investment Corp (REIT) *	3,409,718
523,500	Aiful Corp *	448,623
35,700	Alpen Co Ltd	594,261
272,600	Alps Electric Co Ltd	2,677,220
105,900	AOC Holdings Inc *	520,301
97,900	Aoyama Trading Co Ltd	1,701,476
120,800	Arnest One Corp	1,337,326
79,000	Asahi Diamond Industrial Co Ltd	1,366,713
20,800	Autobacs Seven Co Ltd	750,786
84,400	Century Tokyo Leasing Corp	1,244,704
19,400	Chiba Kogyo Bank Ltd (The) *	99,438
364,000	Clarion Co Ltd *	627,922
583	CyberAgent Inc	1,082,521
168,050	Daiei Inc *	647,523
66,200	Daiichikosho Co Ltd	1,173,100
925,000	Dainippon Ink and Chemicals Inc	1,831,482
141,000	Dainippon Screen Manufacturing Co Ltd *	917,138
311	DA Office Investment Corp (REIT)	970,679
133,300	DCM Japan Holdings Co Ltd	697,833
258	Dr Ci:Labo Co Ltd	920,869
211,500	Edion Corp	1,661,357
36,400	Exedy Corp	1,124,231
35,700	Foster Electric Co Ltd	883,405

119,000	Fujitsu General Ltd	630,928
122,500	Fuji Oil Co Ltd	1,661,690
40,600	Fuji Soft Inc	594,916
241,800	Futaba Industrial Co Ltd *	1,640,639
51,100	Fuyo General Lease Co Ltd	1,500,401
456,000	Godo Steel	914,847
10,270	Gulliver International Co Ltd	468,136
426,000	Hanwa Co Ltd	1,617,920
68,700	Itochu Enex Co Ltd	318,014
77,000	JACCS Co Ltd	170,955
194	Japan Excellent Inc (REIT)	1,151,004
346,000	JFE Shoji Holdings Inc	1,407,428
481,000	Juki Corp *	847,198
164,000	J—Oil Mills Inc	440,732
108,700	K’s Holdings Corp	2,830,234
19,600	Kaga Electronics Co Ltd	220,113
164	Kakaku.com Inc	801,703
141,000	Kaken Pharmaceutical Co Ltd	1,544,579
290,000	Kayaba Industry Co	1,914,211
45,500	Keihin Corp	992,341
406	Kenedix Realty Investment Corp (REIT)	1,627,268
59,000	Kohnan Shoji Co Ltd	651,718
86,100	Kojima Co Ltd	506,499
227,000	Krosaki Harima Corp	873,443
198,000	Kurabo Industries Ltd	340,205
28,800	Kyoei Steel Ltd	394,887
61,000	Kyorin Co Ltd	973,572
32,000	Kyudenko Corp	187,439
225,300	Leopalace21 Corp *	405,393
129,000	Makino Milling Machine Co Ltd *	946,666
28,600	Mandom Corp	734,923
20,900	Melco Holdings Inc	693,551
39,600	Miraca Holdings Inc	1,406,586
247,000	Mitsubishi Steel Manufacturing Co Ltd	635,356
413,000	Morinaga Milk Industry Co Ltd	1,601,943
67,500	Nabtesco Corp	1,244,345
141,000	Nakayama Steel Works Ltd *	176,615
144,000	Nichias Corp	689,287
396,000	Nichirei Corp	1,684,722
69,800	Nifco Inc	1,837,561
122,900	Nihon Kohden Corp	2,383,045
163,000	Nippon Chemi-Con Corp *	697,343
630,000	Nippon Coke & Engineering Co Ltd	1,087,853
37,000	Nippon Corp	240,865
78,000	Nippon Metal Industry Co Ltd *	99,586
58,000	Nippon Shokubai Co Ltd	546,610
103,000	Nippon Synthetic Chemical Industry Co Ltd	596,166
65,700	Nippon System Development Co Ltd	676,730
129,000	Nippon Flour Mills Co Ltd	591,446
1,683,000	Nippon Light Metal Co Ltd *	3,008,483
70,800	Nipro Corp	1,383,426
141,000	Nissan Shatai Co Ltd	1,114,398
175,000	Nisshin Oillio Group Ltd (The)	770,801
18,400	Okinawa Electric Power Co	835,916
654,000	Orient Corp *	468,768
374	ORIX JREIT Inc (REIT)	2,080,294
32,400	Osaka Steel Co Ltd	480,581
30,900	OSAKA Titanium Technologies Co	1,415,159
31,100	PLENUS Co Ltd	448,786
213	Premier Investment Corp (REIT)	1,034,021

198,000	Press Kogyo Co Ltd *	826,903
62,800	QP Corp	763,880
221,500	Round One Corp	1,124,238
362,000	Ryobi Ltd *	1,471,156
15,100	Ryosan Co	363,287
461,000	Sankyo—Tateyama Holdings Inc *	537,689
225,000	Sankyu Inc	885,118
15,500	Sawai Pharmaceuticals Co Ltd	1,322,566
99,000	Seino Holdings Co Ltd	620,431
178,000	Shinwa Kaiun Kaisha Ltd	441,559
161,600	Showa Corp *	1,087,164
224,000	Taihei Kogyo Co Ltd	975,228
48,400	Takata Corp	1,347,342
101,000	TOA Corp	113,383
35,200	Toho Titanium Co Ltd	895,325
127	Tokyu REIT Inc (REIT)	739,923
356,000	Topy Industries Ltd	815,216
167	Top REIT Inc (REIT)	993,494
583,000	Toyo Tire & Rubber Co Ltd	1,259,443
168,000	Tsugami Corp	1,117,643
658	T—Gaia Corp	1,001,209
111,000	Uchida Yoko Co Ltd	406,890
213,000	Uniden Corp *	612,653
92,800	Unipres Corp	1,629,926
1,904	United Urban Investment Corp (REIT)	2,195,544
179,000	Yokohama Rubber Co	895,725
271,000	Zeon Corp	2,177,754

	Total Japan	113,042,659

	Netherlands — 3.4%
157,575	Aalberts Industries NV	2,757,613
35,096	Chicago Bridge & Iron Co NV (NY Shares) *	993,568
145,516	CSM	4,412,927
302,704	Koninklijke BAM Groep NV	1,609,742
70,864	Mediq NV	1,194,686
36,263	Nutreco Holding NV	2,546,715
19,875	Vastned NV (REIT)	1,192,259

	Total Netherlands	14,707,510

	Norway — 1.2%
83,154	Acergy SA	1,655,975
100,645	Atea ASA	814,328
75,536	Petroleum Geo—Services ASA *	914,822
41,513	Schibsted ASA	1,012,320
39,887	TGS Nopec Geophysical Co ASA	681,714

	Total Norway	5,079,159

	Singapore — 3.6%
1,527,000	CapitaCommercial Trust (REIT)	1,721,642
125,000	Ezra Holdings Ltd	155,993
1,298,000	Ho Bee Investment Ltd	1,532,378
556,000	Hong Leong Asia Ltd	1,304,539
2,844,000	Jaya Holdings Ltd *	1,549,225
71,000	Kim Eng Holdings Ltd	98,828
304,000	KS Energy Services Ltd *	234,697
1,312,159	Mapletree Logistics Trust (REIT)	933,928
769,000	MobileOne Ltd	1,288,032
411,000	Singapore Airport Terminal Services Ltd	892,950
1,819,000	Suntec Real Estate Investment Trust (REIT)	1,955,733

765,000	Swiber Holdings Ltd *	561,564
248,000	Venture Corp Ltd	1,692,379
255,000	Wheelock Properties Ltd	376,499
691,000	Wing Tai Holdings Ltd	884,160

	Total Singapore	15,182,547

	Sweden — 4.2%
45,580	Axfood AB	1,547,662
14,284	Cardo AB	562,430
63,100	D Carnegie AB * (a)	6,729
42,961	Elekta AB Class B	1,446,732
180,261	Fabege AB	1,645,122
42,497	Hoganas AB Class B	1,375,928
255,954	Kungsleden AB	1,886,575
12,483	Modern Times Group AB Class B	911,200
125,509	NCC Class B	2,395,092
101,809	Peab AB	719,412
89,518	SAAB AB Class B	1,442,021
344,613	Trelleborg AB Class B	3,325,006
81,342	Vostok Gas Ltd * (a)	2,545
24,000	Wihlborgs Fastigheter AB	576,125

	Total Sweden	17,842,579

	Switzerland — 1.5%
95,093	Clariant AG (Registered) *	1,715,831
3,482	Fischer (George) AG (Registered) *	1,710,879
3,394	Panalpina Welttransport Holding AG *	388,434
19,788	Sulzer AG	2,567,671

	Total Switzerland	6,382,815

	United Kingdom — 20.2%
64,015	Aggreko Plc	1,459,653
66,865	ASOS Plc *	1,375,647
92,269	Atkins WS Plc	1,005,698
397,362	BBA Aviation Plc	1,176,079
83,749	Bodycote Plc	340,004
233,207	Britvic Plc	1,773,195
436,183	Cape Plc	2,431,222
237,494	Catlin Group Ltd	1,226,001
226,435	Cookson Group Plc *	1,897,680
144,668	Croda International Plc	3,273,550
326,661	Daily Mail and General Trust Plc Class A	2,638,237
216,093	Dairy Crest Group Plc	1,208,523
696,562	Debenhams Plc *	764,809
381,391	Drax Group Plc	2,101,050
362,145	DS Smith Plc	1,049,518
631,442	Electrocomponents Plc	2,573,653
930,960	Enterprise Inns Plc *	1,571,245
239,926	Filtrona Plc	857,264
737,451	Galiform Plc *	1,059,489
730,477	Game Group Plc	784,979
83,155	Go-Ahead Group Plc	1,555,250
102,990	Greene King Plc	722,822
313,862	Halfords Group Plc	1,995,238
484,356	IMI Plc	6,468,883
748,040	Inchcape Plc *	3,779,931
76,348	Informa Plc	469,480
179,406	Intermediate Capital Group Plc	873,942
1,073,914	Johnston Press Plc *	167,959

574,119	Kesa Electricals Plc	1,466,559
259,970	LG Group Holdings Plc	1,989,128
273,474	Logica Plc	497,745
291,930	Luminar Group Holdings Plc *	66,102
741,018	Marston’s Plc	1,150,909
343,705	McBride Plc	915,236
813,057	Melrose Plc	3,712,917
308,551	Mondi Plc	2,250,806
312,882	Morgan Crucible Co Plc	1,162,945
786,046	National Express Group Plc *	2,722,720
584,953	Northern Foods Plc	543,668
56,975	Northumbrian Water Group Plc	293,058
390,997	Premier Farnell Plc	1,736,740
4,148,679	Premier Foods Plc *	1,048,965
1,368,102	Punch Taverns Plc *	1,302,941
128,081	Rightmove Plc	1,494,900
94,293	Savills Plc	501,548
523,397	Senior Plc	1,084,216
756,883	SIG Plc *	1,310,086
86,471	Smith News Plc	136,658
240,463	Tate & Lyle Plc	1,907,572
42,457	Travis Perkins Plc	534,444
593,630	Trinity Mirror Plc *	643,144
366,889	Tullett Prebon Plc	1,999,707
156,068	United Business Media Ltd	1,495,593
211,302	Weir Group Plc (The)	5,720,873
828,267	William Hill Plc	2,005,969

	Total United Kingdom	86,296,150

	TOTAL COMMON STOCKS (COST $361,787,867)	395,999,096

	PREFERRED STOCKS — 2.6%

	Germany — 2.6%
8,812	Biotest AG 1.00%	463,813
29,836	Draegerwerk AG & Co 0.70%	2,190,287
15,677	Fuchs Petrolub AG 1.65%	2,059,515
42,048	Hugo Boss AG 2.05%	2,461,173
11,724	Jungheinrich AG 0.41%	394,471
125,961	ProSiebenSat.1 Media AG 0.09%	3,329,135

	Total Germany	10,898,394

	TOTAL PREFERRED STOCKS (COST $6,789,971)	10,898,394

	RIGHTS AND WARRANTS — 0.0%

	France — 0.0%
22,813	Fonciere Des Regions Warrants, Expires 12/31/10*	12,733

	Hong Kong — 0.0%
2,450	Dah Sing Financial Holdings Ltd Rights, Expires 12/07/10*	5,017

	Singapore — 0.0%
61,000	Tat Hong Holdings Ltd Warrants, Expires 08/02/13*	1,386

	TOTAL RIGHTS AND WARRANTS (COST $12,991)	19,136

		MUTUAL FUNDS — 3.1%

		United States — 3.1%

		Affiliated Issuers
	525,200	GMO U.S. Treasury Fund	13,130,000

		TOTAL MUTUAL FUNDS (COST $13,130,000)	13,130,000

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 0.6%

		Time Deposits — 0.6%
NZD	14,222	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.95%, due 12/01/10	10,574
HKD	77,555	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/10	9,988
AUD	10,115	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.64%, due 12/01/10	9,695
CHF	9,661	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.02%, due 12/01/10	9,625
DKK	99,720	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.30%, due 12/01/10	17,366
JPY	19,621,560	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/10	234,455
GBP	27,356	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.48%, due 12/01/10	42,551
SGD	84,736	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 12/01/10	64,177
NOK	58,207	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.81%, due 12/01/10	9,370
SEK	66,945	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.87%, due 12/01/10	9,519
CAD	63,538	Citibank (New York) Time Deposit, 0.96%, due 12/01/10	61,894
USD	2,056,300	Citibank (New York) Time Deposit, 0.21%, due 12/01/10	2,056,300
EUR	80,959	Citibank (New York) Time Deposit, 0.33%, due 12/01/10	105,089

		Total Time Deposits	2,640,603

		TOTAL SHORT-TERM INVESTMENTS (COST $2,640,603)	2,640,603

		TOTAL INVESTMENTS — 99.2% (COST $384,361,432)	422,687,229

		Other Assets and Liabilities (net) — 0.8%	3,371,683

		TOTAL NET ASSETS — 100.0%	$426,058,912

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 406,320,709	$47,343,719	$(30,977,199)	$16,366,520
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$—	$16,130,000	$3,000,000	$1,386	$—	$13,130,000

Totals	$—	$16,130,000	$3,000,000	$1,386	$—	$13,130,000

A summary of outstanding financial instruments at November 30, 2010 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement			Units of		Appreciation
Date	Counterparty	Deliver/Receive	Currency	Value	(Depreciation)
Buys †
12/17/10	Bank of America, N.A.	CHF	751,917	$749,371	$(38,827)
12/17/10	Barclays Bank PLC	CHF	1,608,665	1,603,217	(79,680)
12/17/10	Brown Brothers Harriman & Co.	CHF	5,394,373	5,376,105	(253,883)
12/17/10	Deutsche Bank AG	CHF	5,032,789	5,015,746	(245,651)
12/17/10	Morgan Stanley Capital Services Inc.	CHF	923,421	920,294	(46,293)
12/17/10	Bank of America, N.A.	GBP	956,338	1,487,376	(33,039)
12/17/10	Deutsche Bank AG	GBP	4,381,525	6,814,509	(145,719)
12/17/10	Bank of New York Mellon	GBP	5,862,933	9,118,517	(191,158)
12/17/10	Brown Brothers Harriman & Co.	HKD	25,769,913	3,319,054	(3,571)
12/17/10	JPMorgan Chase Bank, N.A.	HKD	12,884,956	1,659,527	(1,795)
12/17/10	Bank of New York Mellon	HKD	13,892,673	1,789,316	(1,934)
12/17/10	Morgan Stanley Capital Services Inc.	HKD	9,225,235	1,188,171	(2,327)

12/17/10	State Street Bank and Trust Co.	HKD	22,110,191	2,847,697	(4,500)
12/17/10	Bank of America, N.A.	SEK	54,094,943	7,688,239	(432,296)
12/17/10	JPMorgan Chase Bank, N.A.	SEK	7,677,649	1,091,185	(56,634)
12/17/10	Bank of New York Mellon	SEK	13,373,283	1,900,677	(104,163)
12/17/10	The Royal Bank of Scotland PLC	SEK	16,826,117	2,391,410	(136,258)
12/17/10	Bank of America, N.A.	SGD	21,586,795	16,348,604	(483,467)

				$71,309,015	$(2,261,195)

Sales #
12/17/10	Bank of America, N.A.	CAD	5,007,226	$4,876,188	$47,822
12/17/10	Deutsche Bank AG	CAD	7,259,853	7,069,865	65,827
12/17/10	The Royal Bank of Scotland PLC	CAD	4,691,212	4,568,444	45,457
12/17/10	Barclays Bank PLC	CHF	3,742,213	3,729,540	167,300
12/17/10	State Street Bank and Trust Co.	DKK	15,482,665	2,696,306	253,785
12/17/10	Brown Brothers Harriman & Co.	EUR	410,567	532,916	38,404
12/17/10	Deutsche Bank AG	EUR	640,000	830,720	63,933
12/17/10	JPMorgan Chase Bank, N.A.	EUR	5,746,255	7,458,639	532,591
12/17/10	Morgan Stanley Capital Services Inc.	EUR	5,838,630	7,578,542	578,550
12/17/10	Deutsche Bank AG	GBP	2,641,766	4,108,692	167,691
12/17/10	Bank of New York Mellon	JPY	81,302,000	971,679	30,395
12/17/10	Morgan Stanley Capital Services Inc.	NOK	24,224,305	3,896,582	248,116
12/17/10	JPMorgan Chase Bank, N.A.	SEK	12,225,046	1,737,484	134,984
12/17/10	Bank of New York Mellon	SEK	10,114,046	1,437,458	96,461
12/17/10	Brown Brothers Harriman & Co.	SGD	1,731,805	1,311,570	19,901
12/17/10	The Royal Bank of Scotland PLC	SGD	2,965,740	2,246,082	35,725
12/17/10	Morgan Stanley Capital Services Inc.	SGD	1,178,443	892,485	15,207

				$55,943,192	$2,542,149

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
4	DAX	December 2010	$867,959	$36,473
38	FTSE 100	December 2010	3,283,628	3,036
88	FTSE/MIB	December 2010	10,924,671	(939,374)
67	CAC 40	December 2010	3,138,384	(203,530)

48	MSCI Singapore	December 2010	2,693,688	29,667

			$20,908,330	$(1,073,728)

Sales
95	SPI 200	December 2010	$10,444,155	$177,794
13	Hang Seng	December 2010	1,922,906	11,415

			$12,367,061	$189,209

Swap Agreements
Total Return Swaps

Notional	Expiration				Market
Amount	Date	Counterparty	Fund Pays	Fund Receives	Value
299,967 GBP	2/21/2011	Goldman Sachs International	3 Month LIBOR GBP -1,200 bps	Yell Group PLC	$7,593

				Premiums to (Pay) Receive	$—

As of November 30, 2010, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

MSCI — Morgan Stanley Capital International

REIT — Real Estate Investment Trust

* Non-income producing security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

AUD — Australian Dollar

CAD — Canadian Dollar

CHF — Swiss Franc

DKK — Danish Krone

EUR — Euro

GBP — British Pound

HKD — Hong Kong Dollar

JPY — Japanese Yen

NOK — Norwegian Krone

NZD — New Zealand Dollar

SEK — Swedish Krona

SGD — Singapore Dollar

USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented less than 0.1% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, 90.4% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: With respect to certain securities for which no current market or bid prices were available, the Fund valued those securities at the most recent available market or bid price.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Australia	$—	$18,671,981	$—	$18,671,981
Austria	—	1,034,638	—	1,034,638
Belgium	—	11,785,120	—	11,785,120
Canada	20,704,739	—	—	20,704,739
Denmark	—	3,274,344	—	3,274,344
Finland	—	8,955,261	—	8,955,261
France	—	12,795,285	—	12,795,285
Germany	—	21,876,591	—	21,876,591
Greece	—	1,972,682	—	1,972,682
Hong Kong	—	15,262,949	—	15,262,949
Ireland	—	12,470,156	—	12,470,156
Italy	—	8,661,931	—	8,661,931
Japan	—	113,042,659	—	113,042,659
Netherlands	993,568	13,713,942	—	14,707,510
Norway	—	5,079,159	—	5,079,159
Singapore	—	15,182,547	—	15,182,547
Sweden	—	17,833,305	9,274	17,842,579
Switzerland	—	6,382,815	—	6,382,815
United Kingdom	—	86,296,150	—	86,296,150

TOTAL COMMON STOCKS	21,698,307	374,291,515	9,274	395,999,096

Mutual Funds
United States	13,130,000	—	—	13,130,000

TOTAL MUTUAL FUNDS	13,130,000	—	—	13,130,000

Preferred Stocks
Germany	—	10,898,394	—	10,898,394

TOTAL PREFERRED STOCKS	—	10,898,394	—	10,898,394

Rights and Warrants
France	—	12,733	—	12,733
Hong Kong	—	5,017	—	5,017
Singapore	—	1,386	—	1,386

TOTAL RIGHTS AND WARRANTS	—	19,136	—	19,136

Short-Term Investments	2,640,603	—	—	2,640,603

Total Investments	37,468,910	385,209,045	9,274	422,687,229

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	2,542,149	—	2,542,149
Futures Contracts
Equity risk	—	258,385	—	258,385
Swap Agreements
Equity risk	—	7,593	—	7,593

Total Derivatives	—	2,808,127	—	2,808,127

Total	$37,468,910	$388,017,172	$9,274	$425,495,356

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	$(2,261,195)	$—	$(2,261,195)
Futures Contracts
Equity risk	—	(1,142,904)	—	(1,142,904)

Total Derivatives	—	(3,404,099)	—	(3,404,099)

Total	$—	$(3,404,099)	$—	$(3,404,099)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes. The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was less than 0.1% of total net assets.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation)
									from
	Balances as				Change in			Balances as	Investments
	of		Accrued		Unrealized			of	Held as of
	February	Net Purchases/	Discounts/	Total Realized	Appreciation	Transfer in	Transfer out	November	November 30,
	28, 2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	to level 3 *	of level 3 *	30, 2010	2010

Common Stocks
Japan	$4,311,461	$(4,755,079)	$—	$—	$443,618	$—	$—	$—	$—
Sweden	9,148	—	—	—	126	—	—	9,274	126

Total	$4,320,609	$(4,755,079)	$—	$—	$443,744	$—	$—	$9,274	$126

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Smaller Company Risk — The securities of small companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind. These risks are particularly pronounced for the Fund because it makes equity investments in small companies and may make investments in companies tied economically to emerging countries.
Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2010, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to local closing prices, and supplied by a third party vendor based on that vendor’s proprietary models. As of November 30, 2010, futures contracts representing (0.1)% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified using Level 2 inputs in the table above. During the period ended November 30, 2010, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2010, the Fund used swap agreements to achieve returns comparable to holding and lending a direct equity position. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2010, the Fund held rights and warrants received as a result of a corporate action. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$19,136	$—	$19,136
Unrealized appreciation on futures contracts*	—	—	—	258,385	—	258,385
Unrealized appreciation on forward currency contracts	—	2,542,149	—	—	—	2,542,149
Unrealized appreciation on swap agreements	—	—	—	7,593	—	7,593

Total	$—	$2,542,149	$—	$285,114	$—	$2,827,263

Liabilities:
Unrealized depreciation on futures contracts*	$—	$—	$—	$(1,142,904)	$—	$(1,142,904)
Unrealized depreciation on forward currency contracts	—	(2,261,195)	—	—	—	(2,261,195)

Total	$—	$(2,261,195)	$—	$(1,142,904)	$—	$(3,404,099)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, and rights and warrants), notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended November 30, 2010:

	Forward
	Currency	Futures	Swap	Rights/
	Contracts	Contracts	Agreements	Warrants
Average amount outstanding	$293,954,636	$85,968,049	$46,658	$25,308

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Quality Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 95.5%

	Capital Goods — 1.6%
1,678,900	3M Co.	140,994,022
1,232,200	United Technologies Corp.	92,747,694

	Total Capital Goods	233,741,716

	Consumer Durables & Apparel — 1.2%
2,103,000	Nike, Inc.-Class B	181,131,390

	Consumer Services — 1.0%
2,001,700	McDonald’s Corp.	156,733,110

	Energy — 9.2%
10,951,983	BP Plc	73,104,347
3,469,500	Chevron Corp.	280,925,415
8,317,200	Exxon Mobil Corp.	578,544,432
6,200,292	Royal Dutch Shell Group-Class A	186,865,226

4,928,024	Total SA	239,208,790

	Total Energy	1,358,648,210

	Food & Staples Retailing — 6.0%
2,296,600	Sysco Corp.	66,647,332
4,360,200	Walgreen Co.	151,952,970
12,382,000	Wal—Mart Stores, Inc.	669,742,380

	Total Food & Staples Retailing	888,342,682

	Food, Beverage & Tobacco — 16.7%
6,806,000	Altria Group, Inc.	163,344,000
1,683,412	Anheuser-Busch InBev NV	92,031,796
298,200	Brown-Forman Corp.-Class B	19,508,244
501,100	Campbell Soup Co.	16,987,290
10,435,600	Coca—Cola Co. (The)	659,216,852
1,376,600	General Mills, Inc.	48,635,278
409,600	Hansen Natural Corp.*	21,798,912
321,400	Hershey Co. (The)	15,041,520
410,800	HJ Heinz Co.	19,829,316
793,700	Kellogg Co.	39,073,851
1,255,500	Kraft Foods, Inc.-Class A	37,978,875
479,200	Lorillard, Inc.	38,134,736
7,680,579	Nestle SA	417,281,560
6,808,100	PepsiCo, Inc.	440,007,503
5,396,900	Philip Morris International, Inc.	307,029,641
723,600	Reynolds American, Inc.	22,388,184
3,798,160	Unilever NV	107,064,228

	Total Food, Beverage & Tobacco	2,465,351,786

	Health Care Equipment & Services — 5.1%
1,648,900	Baxter International, Inc.	80,054,095
2,728,380	Express Scripts, Inc.*	142,121,314
296,000	Henry Schein, Inc.*	16,999,280
292,000	Laboratory Corp. of America Holdings*	23,952,760
4,772,730	Medtronic, Inc.	160,029,637
951,400	Quest Diagnostics, Inc.	46,923,048
5,326,594	UnitedHealth Group, Inc.	194,527,213
700,500	WellPoint, Inc.*	39,045,870

1,011,600	Zimmer Holdings, Inc.*	49,831,416

	Total Health Care Equipment & Services	753,484,633

	Household & Personal Products — 5.3%
742,300	Avon Products, Inc.	21,200,088
295,000	Church & Dwight Co., Inc.	19,248,750
392,400	Clorox Co.	24,254,244
2,322,900	Colgate—Palmolive Co.	177,817,995
256,800	Estee Lauder Cos. (The), Inc.-Class A	19,239,456
938,700	Kimberly—Clark Corp.	58,096,143
7,603,800	Procter & Gamble Co. (The)	464,364,066

	Total Household & Personal Products	784,220,742

	Pharmaceuticals, Biotechnology & Life Sciences — 21.2%
6,656,205	Abbott Laboratories	309,580,095
3,351,060	Amgen, Inc.*	176,567,351
2,385,200	Bristol—Myers Squibb Co.	60,202,448
2,429,100	Gilead Sciences, Inc.*	88,662,150
9,080,197	GlaxoSmithKline Plc	171,987,406
12,626,600	Johnson & Johnson	777,167,230
10,824,500	Merck & Co., Inc.	373,120,515
3,689,928	Novartis AG (Registered)	196,513,135
39,943,648	Pfizer, Inc.	650,682,026
1,228,571	Roche Holding AG	168,478,979
1,833,680	Sanofi-Aventis	111,155,755
930,600	Thermo Fisher Scientific, Inc.*	47,330,316

	Total Pharmaceuticals, Biotechnology & Life Sciences	3,131,447,406

	Retailing — 0.2%
17,190	AutoZone, Inc.*	4,459,258
989,800	Home Depot, Inc.	29,901,858

	Total Retailing	34,361,116

	Software & Services — 19.5%
1,785,673	eBay, Inc.*	52,016,654
753,980	Google, Inc.-Class A*	418,994,226
2,322,430	International Business Machines Corp.	328,530,948
619,720	MasterCard, Inc.-Class A	146,892,232
34,150,700	Microsoft Corp.	860,939,147
30,996,900	Oracle Corp.	838,156,176
3,157,900	Visa, Inc.-Class A	233,210,915

	Total Software & Services	2,878,740,298

	Technology Hardware & Equipment — 7.9%
1,596,170	Apple, Inc.*	496,648,296
15,873,300	Cisco Systems, Inc.*	304,132,428
2,797,600	Hewlett-Packard Co.	117,303,368
5,375,200	Qualcomm, Inc.	251,236,848

	Total Technology Hardware & Equipment	1,169,320,940

	Telecommunication Services — 0.6%
53,603	NTT Docomo Inc	86,983,005

	TOTAL COMMON STOCKS (COST $12,936,544,991)	14,122,507,034

	MUTUAL FUNDS — 0.3%

	Affiliated Issuers — 0.3%
1,512,000	GMO U.S. Treasury Fund	37,800,000

	TOTAL MUTUAL FUNDS (COST $37,800,000)	37,800,000

Shares/Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 3.3%

	Money Market Funds — 0.8%
24,994,364	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	24,994,364
99,264,786	State Street Institutional Treasury Money Market Fund-Institutional Class	99,264,786

		124,259,150

	U.S. Government — 2.5%
80,000,000	U.S. Treasury Bill, 0.31%, due 01/13/11 (a)	79,970,378
5,000,000	U.S. Treasury Bill, 0.19%, due 05/05/11 (a)	4,995,910
281,600,000	U.S. Treasury Bill, 0.17%, due 03/10/11 (a)	281,468,211

		366,434,499

	TOTAL SHORT-TERM INVESTMENTS (COST $490,684,805)	490,693,649

	TOTAL INVESTMENTS — 99.1% (COST $13,465,029,796)	14,651,000,683

	Other Assets and Liabilities (net) — 0.9%	131,591,780

	TOTAL NET ASSETS — 100.0%	$14,782,592,463

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 13,881,227,331	$993,917,738	$(224,144,386)	$769,773,352
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$—	$79,421,433	$41,615,339	$17,653	$2,105	$37,800,000

Totals	$—	$79,421,433	$41,615,339	$17,653	$2,105	$37,800,000

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	Rate shown represents yield-to-maturity.

Country Summary	% of Equity Investments*

United States	86.9%
Switzerland	5.5
United Kingdom	3.1
France	2.5
Netherlands	0.8
Belgium	0.6
Japan	0.6

100.0%

*	Equity investments may consist of common stocks, preferred stocks and rights and warrants. This table excludes exposure to derivative contracts, if any. For a summary of derivative contract exposure, if any, see the summary of outstanding financial instruments section of the Schedule of Investments.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, 12.5% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010 :

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
Belgium	$—	$92,031,796	$—	$92,031,796
France	—	350,364,545	—	350,364,545
Japan	—	86,983,005	—	86,983,005
Netherlands	—	107,064,228	—	107,064,228
Switzerland	—	782,273,674	—	782,273,674
United Kingdom	—	431,956,979	—	431,956,979
United States	12,271,832,807	—	—	12,271,832,807

TOTAL COMMON STOCKS	12,271,832,807	1,850,674,227	—	14,122,507,034

Mutual Funds	37,800,000	—	—	37,800,000
Short-Term Investments	410,723,271	79,970,378	—	490,693,649

Total Investments	12,720,356,078	1,930,644,605	—	14,651,000,683

Total	$12,720,356,078	$1,930,644,605	$—	$14,651,000,683

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
The Fund held no investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Focused Investment Risk — Focusing investments in a limited number of companies or in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which invests its assets in the securities of a limited number of issuers, and a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In addition, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to local closing prices, and supplied by a third party vendor based on that vendor’s proprietary models. During the period ended November 30, 2010, the Fund used futures contracts to adjust exposure to certain securities markets. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.
The volume of derivative activity, based on absolute values (futures contracts) outstanding at each month-end, was as follows for the period ended November 30, 2010:

Futures Contracts

Average amount outstanding	$55,894,397

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Real Estate Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	REAL ESTATE INVESTMENTS — 98.7%

	REAL ESTATE INVESTMENT TRUSTS — 98.7%

	Diversified — 7.7%
2,500	CapLease, Inc.	15,250
3,200	Colonial Properties Trust	57,600
800	Investors Real Estate Trust	7,080
3,500	Liberty Property Trust	109,690
700	PS Business Parks, Inc.	36,274
9,946	Vornado Realty Trust	811,395
900	Washington Real Estate Investment Trust	27,612
1,300	Winthrop Realty Trust	15,561

	Total Diversified	1,080,462

	Industrial — 4.8%
8,200	AMB Property Corp.	239,276
2,800	DCT Industrial Trust, Inc.	13,832
2,400	DuPont Fabros Technology, Inc.	54,216
1,500	EastGroup Properties, Inc.	59,805
2,000	First Industrial Realty Trust, Inc. *	15,220
22,538	ProLogis	293,219

	Total Industrial	675,568

	Office — 15.7%
3,170	Alexandria Real Estate Equities, Inc.	211,597
7,200	BioMed Realty Trust, Inc.	126,936
8,400	Boston Properties, Inc.	703,920
4,289	Brandywine Realty Trust	47,436
4,225	CommonWealth REIT	105,752
1,000	Corporate Office Properties Trust	33,910
3,300	Digital Realty Trust, Inc.	173,316
4,800	Douglas Emmett, Inc.	80,160
2,200	Duke Realty Corp.	24,486
2,900	Franklin Street Properties Corp.	37,207
1,200	Government Properties Income Trust	30,780
2,600	Highwoods Properties, Inc.	79,326
2,600	Kilroy Realty Corp.	88,712
4,608	Lexington Realty Trust	36,173
3,900	Mack-Cali Realty Corp.	123,825
4,523	SL Green Realty Corp.	295,804

	Total Office	2,199,340

	Residential — 17.4%
800	American Campus Communities, Inc.	25,152
5,886	Apartment Investment & Management Co.-Class A	141,970
5,283	AvalonBay Communities, Inc.	582,874
4,000	BRE Properties, Inc.	172,280
3,200	Camden Property Trust	163,424
3,100	Education Realty Trust, Inc.	22,754
1,000	Equity Lifestyle Properties, Inc.	53,880
15,000	Equity Residential	749,700
890	Essex Property Trust, Inc.	98,648
1,200	Home Properties, Inc.	64,308
1,600	Mid-America Apartment Communities, Inc.	98,192
2,500	Post Properties, Inc.	85,175
1,000	Sun Communities, Inc.	33,140

6,781	UDR, Inc.	151,216

	Total Residential	2,442,713

	Retail — 25.9%
1,984	Acadia Realty Trust	36,228
70	Alexander’s, Inc.	26,984
7,731	CBL & Associates Properties, Inc.	127,561
11,197	Developers Diversified Realty Corp.	143,658
2,200	Equity One, Inc.	38,082
2,300	Federal Realty Investment Trust	177,997
1,300	Getty Realty Corp.	38,753
18,258	Kimco Realty Corp.	304,178
7,396	Macerich Co. (The)	342,731
3,400	National Retail Properties, Inc.	88,434
3,300	Ramco-Gershenson Properties Trust	37,950
3,700	Realty Income Corp.	125,985
1,200	Regency Centers Corp.	48,864
900	Saul Centers, Inc.	38,313
17,803	Simon Property Group, Inc.	1,753,595
3,000	Taubman Centers, Inc.	145,590
1,000	Urstadt Biddle Properties, Inc.	18,400
5,900	Weingarten Realty Investors	139,830

	Total Retail	3,633,133

	Specialized — 27.2%
6,611	DiamondRock Hospitality Co. *	69,614
3,300	Entertainment Properties Trust	152,790
4,300	Extra Space Storage, Inc.	68,886
15,300	HCP, Inc.	503,829
3,500	Health Care, Inc.	161,980
1,200	Healthcare Realty Trust, Inc.	24,768
8,300	Hospitality Properties Trust	183,596
39,737	Host Hotels & Resorts, Inc.	654,866
3,200	LaSalle Hotel Properties	76,160
1,200	LTC Properties, Inc.	32,388
6,300	Medical Properties Trust, Inc.	66,024
1,400	National Health Investors, Inc.	61,600
5,600	Nationwide Health Properties, Inc.	201,880
4,100	Omega Healthcare Investors, Inc.	86,551
6,304	Public Storage	608,966
8,200	Senior Housing Properties Trust	183,106
1,400	Sovran Self Storage, Inc.	50,442
8,200	Sunstone Hotel Investors, Inc. *	78,064
800	Universal Health Realty Income Trust	28,056
10,000	Ventas, Inc.	512,700

	Total Specialized	3,806,266

	TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $11,766,564)	13,837,482

	TOTAL REAL ESTATE INVESTMENTS (COST $11,766,564)	13,837,482

	MUTUAL FUNDS — 1.2%

	Affiliated Issuers — 1.2%
6,722	GMO U.S. Treasury Fund	168,043

	TOTAL MUTUAL FUNDS (COST $168,056)	168,043

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.3%

	Money Market Funds — 0.3%
48,155	State Street Institutional Treasury Money Market Fund-Institutional Class	48,155

	TOTAL SHORT-TERM INVESTMENTS (COST $48,155)	48,155

	TOTAL INVESTMENTS — 100.2% (COST $11,982,775)	14,053,680

	Other Assets and Liabilities (net) — (0.2%)	(33,692)

	TOTAL NET ASSETS — 100.0%	$14,019,988

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 13,012,656	$1,391,462	$(350,438)	$1,041,024
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$—	$428,040	$260,000	$78	$10	$168,043

Totals	$—	$428,040	$260,000	$78	$10	$168,043

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

* Non-income producing security.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010 :

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$13,837,482	$—	$—	$13,837,482
Mutual Funds	168,043	—	—	168,043

Short-Term Investments	48,155	—	—	48,155

Total Investments	14,053,680	—	—	14,053,680

Total	$14,053,680	$—	$—	$14,053,680

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The Fund held no investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Real Estate Risk — Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in particular markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates and social and economic trends. REITs are subject to the risk of fluctuations in income from underlying real estate assets, the inability of the REIT to effectively manage the cash flows generated by those assets, prepayments and defaults by borrowers, and failing to qualify for the special tax treatment granted to REITs under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act.
• Focused Investment Risk — Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which concentrates its investments in real estate-related investments, making the Fund’s net asset value more susceptible to economic, market, political, and other developments affecting the real estate industry.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Liquidity Risk (difficulty in selling Fund investments and/or increased likelihood of honoring redemption requests in-kind); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Market Risk — Fixed Income Securities (risk that the value of fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads on asset backed and other fixed income securities); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Collateral Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 97.5%

	Asset-Backed Securities — 96.0%

	ABS Collateralized Debt Obligations — 0.0%
11,200,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, 3 mo. LIBOR + .65%, 0.94%, due 10/20/44	112,000

	Airlines — 0.7%
17,805,238	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.73%, due 05/15/24	9,436,776
5,792,440	Continental Airlines, Inc., Series 99-1A, 6.55%, due 08/02/20	6,174,741

	Total Airlines	15,611,517

	Auto Financing — 10.7%
5,100,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.60%, due 07/15/14	5,152,581
19,605,513	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.65%, due 02/18/14	19,629,040
24,500,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.90%, due 08/15/13	24,872,155
22,300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	23,044,820
17,400,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.10%, due 11/10/14	17,668,134
6,047,287	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.29%, due 02/15/12	6,045,836
13,700,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.63%, due 07/15/12	13,718,632
31,800,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.25%, due 03/15/13	32,324,700
61,000,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.50%, due 06/15/13	60,402,749
8,400,000	Franklin Auto Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.20%, due 05/20/16	8,484,000
11,847,214	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.25%, due 06/17/13	11,832,997
12,000,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.40%, due 03/20/14	12,101,880
7,222,972	World Omni Auto Receivables Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.25%, due 11/15/12	7,202,502

	Total Auto Financing	242,480,026

	Business Loans — 3.8%
10,397,565	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 0.42%, due 08/16/19	9,669,736
2,744,922	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.61%, due 04/25/34	2,195,938
2,265,076	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.62%, due 01/25/35	1,800,735
9,515,812	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.64%, due 01/25/36	6,565,910
8,456,053	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.49%, due 07/25/37	6,426,600
31,200,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.55%, due 12/25/37	26,052,000
1,855,942	Capitalsource Commercial Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .13%, 0.38%, due 03/20/17	1,781,704
2,909,134	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.54%, due 05/15/32	2,560,038
5,390,318	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.49%, due 11/15/33	4,420,061
7,167,763	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.50%, due 02/25/30	5,519,178
21,051,267	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + ..85%, 1.10%, due 10/25/37	16,419,988
4,191,205	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.50%, due 09/25/30	3,227,228
97,804	The Money Store Business Loan Backed Trust, Series 99-1, Class AN, 1 mo. LIBOR + .50%, 0.75%, due 09/15/17	88,023

	Total Business Loans	86,727,139

	CMBS — 9.8%
11,381,126	Banc of America Commercial Mortgage, Inc., Series 06-3, Class A2, 5.81%, due 07/10/44	11,839,785
18,003,589	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.37%, due 07/15/44	17,842,817
32,300,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.38%, due 12/15/20	26,486,000
10,655,691	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	10,665,281
16,950,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.51%, due 03/10/44	16,990,680
24,150,900	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	24,365,843
5,898,988	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .09%, 0.34%, due 03/06/20	5,612,887
6,300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.38%, due 03/06/20	5,994,450
4,290,588	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-FL1A, Class A1B, 144A, 1 mo. LIBOR + .12%, 0.37%, due 02/15/20	4,161,870
40,873,921	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	41,397,108
26,697,887	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.61%, due 05/12/39	27,661,681
10,889,450	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.90%, due 10/15/42	11,332,324
354,415	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	355,297
20,087,596	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + ..09%, 0.34%, due 09/15/21	18,815,649

	Total CMBS	223,521,672

	CMBS Collateralized Debt Obligations — 2.1%
4,398,348	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.08%, due 11/23/52	43,983
9,000,142	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.64%, due 06/28/19	8,280,131
12,309,780	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	8,370,651
15,771,515	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.57%, due 08/26/30	11,670,921
27,100,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.58%, due 05/25/46	20,325,000

	Total CMBS Collateralized Debt Obligations	48,690,686

	Corporate Collateralized Debt Obligations — 2.6%
34,200,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.58%, due 06/20/13	29,986,560
22,300,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 0.69%, due 12/20/10	21,954,350
8,400,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 0.99%, due 08/01/11	8,379,840

	Total Corporate Collateralized Debt Obligations	60,320,750

	Credit Cards — 18.9%
292,965	Advanta Business Card Master Trust, Series 05-A2, Class A2, 1 mo. LIBOR + .13%, 0.38%, due 05/20/13	292,379
424,355	Advanta Business Card Master Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.28%, due 04/22/13	423,294
20,700,000	American Express Credit Account Master Trust, Series 06-1, Class A, 1 mo. LIBOR + .03%, 0.28%, due 12/15/13	20,687,580
4,200,000	Bank of America Credit Card Trust, Series 06-A12, Class A12, 1 mo. LIBOR + .02%, 0.27%, due 03/15/14	4,191,600
33,750,000	Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.25%, due 09/15/14	34,422,637
17,875,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.44%, due 06/16/14	17,842,646

	7,700,000	Capital One Multi-Asset Execution Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.28%, due 03/16/15	7,663,348
	17,500,000	Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.35%, due 03/17/14	17,565,625
	39,000,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.50%, due 09/15/17	38,198,940
	46,600,000	Chase Issuance Trust, Series 05-A6, Class A6, 1 mo. LIBOR + .07%, 0.32%, due 07/15/14	46,490,781
	22,900,000	Chase Issuance Trust, Series 06-A7, Class A, 1 mo. LIBOR + .01%, 0.26%, due 02/15/13	22,897,710
	4,000,000	Chase Issuance Trust, Series 07-A1, Class A1, 1 mo. LIBOR + .02%, 0.27%, due 03/15/13	3,999,840
	11,200,000	Citibank Credit Card Issuance Trust, Series 01-A7, Class A7, 3 mo. LIBOR + .14%, 0.42%, due 08/15/13	11,194,624
	8,100,000	Citibank Credit Card Issuance Trust, Series 05-A3, Class A3, 1 mo. LIBOR + .07%, 0.32%, due 04/24/14	8,073,837
EUR	33,200,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR + .10%, 1.13%, due 05/24/13	42,971,596
	10,600,000	Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.63%, due 10/16/13	10,601,060
	11,000,000	Discover Card Master Trust I, Series 05-4, Class A1, 1 mo. LIBOR + .06%, 0.31%, due 06/18/13	10,998,240
	16,400,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.34%, due 06/16/15	16,294,938
	52,700,000	Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.28%, due 01/16/14	52,605,140
	11,500,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.40%, due 01/15/14	11,495,975
	40,300,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.05%, due 05/15/13	40,583,309
	10,600,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + ..13%, 0.38%, due 02/15/17	10,283,484

		Total Credit Cards	429,778,583

		Equipment Leases — 0.5%
	12,433,486	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.20%, due 08/15/14	12,545,387

		Insured Auto Financing — 6.3%
	12,826,586	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.29%, due 10/06/13	12,747,061
	12,236,267	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, 1 mo. LIBOR + .05%, 0.30%, due 12/06/13	12,154,039
	11,330,993	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.05%, due 06/06/14	11,259,007
	24,847,401	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + ..50%, 0.75%, due 03/08/16	24,795,221
	9,823,046	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.27%, due 07/15/13	9,814,605
	3,920,214	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.27%, due 11/15/13	3,895,125
	1,454,010	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.76%, due 04/16/12	1,454,141
	14,798,984	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.90%, due 10/15/14	14,740,084
	51,300,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.45%, due 07/14/14	51,624,216

		Total Insured Auto Financing	142,483,499

		Insured Business Loans — 0.1%
	2,582,001	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + ..44%, 0.69%, due 10/25/30	1,575,020

		Insured High Yield Collateralized Debt Obligations — 0.8%
	15,940,385	Augusta Funding Ltd., Series 10A, Class F-1, 144A, CapMAC, 3mo. LIBOR +.25%, 0.51%, due 06/30/17 (a)	13,699,136

2,115,934	GSC Partners CDO Fund Ltd., Series 2A, Class A, 144A, FSA, 6 mo. LIBOR + .52%, 0.96%, due 05/22/13	1,819,703
3,484,204	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, 3 mo. LIBOR + .46%, 0.75%, due 12/16/15	3,240,310

	Total Insured High Yield Collateralized Debt Obligations	18,759,149

	Insured Other — 4.6%
24,700,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	25,070,500
45,300,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	46,432,500
10,733,483	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 09/15/41	9,583,407
10,347,609	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 12/15/41	9,457,553
13,088,530	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 0.54%, due 01/05/14	10,732,594
2,988,000	Toll Road Investment Part II, Series B, 144A, MBIA, Zero Coupon, 0.01%, due 02/15/30	472,164
26,300,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, 0.01%, due 02/15/37	2,121,621

	Total Insured Other	103,870,339

	Insured Residential Asset-Backed Securities (United States)à — 0.7%
2,448,290	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.46%, due 07/25/34	2,154,495
2,812,108	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.63%, due 12/25/33	2,383,937
759,367	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.58%, due 03/25/34	637,868
15,277,562	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + ..22%, 0.47%, due 11/25/35	10,388,742

	Total Insured Residential Asset-Backed Securities (United States)	15,565,042

	Insured Residential Mortgage-Backed Securities (United States) — 0.7%
507,115	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + ..34%, 0.59%, due 10/25/34	324,554
1,016,685	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + ..33%, 0.58%, due 01/25/35	660,845
11,221,755	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 06/15/37	5,662,497
5,778,396	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.48%, due 10/25/34	2,985,697
336,012	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.71%, due 07/25/29	184,800
343,854	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.81%, due 08/15/30	197,070
797,985	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.69%, due 06/25/34	458,841
175,297	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + ..29%, 0.54%, due 12/25/32	76,517
4,743,235	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.44%, due 11/25/35	3,471,099
1,349,704	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, 1 mo. LIBOR + .22%, 0.47%, due 06/25/34	1,190,615

	Total Insured Residential Mortgage-Backed Securities (United States)	15,212,535

	Insured Time Share — 0.7%
1,391,138	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.43%, due 05/20/17	1,342,448
2,701,867	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 05/20/18	2,548,363
2,952,515	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.40%, due 03/20/19	2,790,127

9,682,048	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.25%, due 09/20/19	9,120,160

	Total Insured Time Share	15,801,098

	Insured Transportation — 0.2%
4,407,500	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.55%, due 04/17/19	4,198,144

	Rate Reduction Bonds — 1.2%
4,960,034	Massachusetts RRB Special Purpose Trust, Series 05-1, Class A3, 4.13%, due 09/15/13	5,039,990
22,748,041	PG&E Energy Recovery Funding LLC, Series 05-1, Class A4, 4.37%, due 06/25/14	23,373,612

	Total Rate Reduction Bonds	28,413,602

	Residential Asset-Backed Securities (United States)à — 16.3%
977,554	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.64%, due 01/25/35	755,771
162,960	Accredited Mortgage Loan Trust, Series 07-1, Class A1, 1 mo. LIBOR + .05%, 0.30%, due 02/25/37	162,357
2,776,383	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.39%, due 02/25/36	390,082
7,966,680	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.43%, due 03/25/36	5,485,059
5,158,770	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.35%, due 08/25/36	3,869,077
20,300,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.43%, due 10/25/36	7,338,450
9,589,089	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.35%, due 07/25/36	8,227,438
5,900,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.41%, due 05/25/36	3,186,000
4,310,040	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.34%, due 06/25/36	4,105,313
11,100,000	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.40%, due 04/25/36	7,015,200
3,850,514	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.57%, due 09/25/35	1,027,317
7,893,062	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.35%, due 06/25/36	1,079,771
9,174,891	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.42%, due 06/25/36	1,010,155
6,098,320	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.34%, due 01/25/37	3,140,635
4,440,911	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.32%, due 11/25/36	2,697,854
12,067,572	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.45%, due 05/25/37	1,407,079
3,448,275	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 0.77%, due 05/25/34	3,172,413
52,864,539	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.40%, due 07/25/36	22,467,429
8,039,388	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.36%, due 09/25/36	3,095,164
10,864,181	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.44%, due 03/25/36	4,345,672
304,153	Argent Securities, Inc., Series 06-W4, Class A2B, 1 mo. LIBOR + .11%, 0.36%, due 05/25/36	109,495
8,635,785	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.40%, due 06/25/36	3,195,240
3,305,127	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.36%, due 10/25/36	3,279,017
10,100,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.40%, due 10/25/36	6,969,000
20,305,969	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.47%, due 05/25/37	17,087,473
5,566,517	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.26%, due 05/28/39	2,838,923
5,803,390	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.56%, due 05/28/39	2,161,763
10,364,271	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.26%, due 02/28/40	6,566,802
3,854,870	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.36%, due 11/25/36	3,250,427
8,500,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.45%, due 11/25/36	1,496,000
3,677,867	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.41%, due 02/25/37	419,277
1,662,653	Carrington Mortgage Loan Trust, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.41%, due 01/25/36	1,659,095
2,387,429	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.37%, due 02/25/37	2,309,360

38,100,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.45%, due 02/25/37	24,006,810
10,659,091	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.41%, due 06/25/36	9,692,312
194,520	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.79%, due 04/25/33	161,451
146,194	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.66%, due 10/25/34	134,499
12,100,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.41%, due 12/25/36	4,477,000
36,200,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.39%, due 02/25/37	27,805,220
3,022,821	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.33%, due 03/25/37	2,972,038
418,649	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.55%, due 04/25/34	322,360
12,654,976	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.41%, due 04/25/36	8,731,934
3,885,055	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.45%, due 05/25/36	2,564,136
1,337,070	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.35%, due 08/25/36	655,164
19,925,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.41%, due 08/25/36	7,870,375
13,623,512	GE-WMC Mortgage Securities, Series 06-1, Class A2B, 1 mo. LIBOR + .15%, 0.40%, due 08/25/36	5,027,076
3,204,910	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.56%, due 01/20/35	2,838,349
2,775,615	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.54%, due 01/20/35	2,472,032
9,555,399	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.41%, due 01/20/36	8,611,803
28,766,321	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.37%, due 12/25/36	12,101,991
2,218,052	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.50%, due 10/25/35	2,112,694
3,744,281	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.38%, due 10/25/36	3,594,509
18,534,885	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.40%, due 03/25/36	10,842,908
11,300,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.40%, due 06/25/36	4,181,000
21,771,207	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.40%, due 08/25/36	7,837,635
14,400,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.41%, due 10/25/36	5,292,000
6,097,021	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.41%, due 03/25/36	807,855
6,551,479	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.37%, due 02/25/37	4,417,007
2,589,876	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.65%, due 08/25/34	2,110,749
32,500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.48%, due 02/25/37	12,512,500
16,080,871	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, 1 mo. LIBOR + .16%, 0.41%, due 04/25/36	10,211,353
5,368,925	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.35%, due 04/25/37	5,046,789
9,500,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.40%, due 11/25/36	3,705,000
6,403,281	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.51%, due 12/25/35	3,922,010
7,151,661	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.44%, due 09/25/45	6,158,296
1,949,558	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.54%, due 10/25/33	1,825,956
4,875,318	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.50%, due 01/25/36	4,772,790

2,377,065	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.36%, due 04/25/37	2,337,368
236,691	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.79%, due 03/25/35	158,583
2,173,513	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.41%, due 03/25/36	1,880,089
1,192,338	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.54%, due 10/25/36	1,168,491
1,574,423	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.51%, due 10/25/35	1,483,894
1,532,315	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.37%, due 01/25/37	1,466,713
17,100,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.40%, due 06/25/37	7,563,330
7,112,087	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.45%, due 01/25/36	5,476,307
3,981,483	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.54%, due 11/25/35	2,329,167
15,148,766	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.65%, due 06/25/37	1,363,389

	Total Residential Asset-Backed Securities (United States)	370,343,040

	Residential Mortgage-Backed Securities (Australian) — 4.0%
2,977,662	Crusade Global Trust, Series 04-2, Class A1, 3 mo. LIBOR + .13%, 0.41%, due 11/19/37	2,885,736
6,579,139	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.35%, due 07/20/38	6,332,487
10,687,010	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.35%, due 04/19/38	10,283,458
1,782,713	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.79%, due 09/27/35	1,665,945
16,947,049	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.69%, due 03/14/36	15,803,123
1,144,372	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.69%, due 12/08/36	1,104,811
1,924,046	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.37%, due 05/27/38	1,759,540
1,428,089	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.37%, due 05/10/36	1,379,857
7,035,984	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.34%, due 06/14/37	6,668,368
3,703,317	Medallion Trust, Series 07-1G, Class A1, 3 mo. LIBOR + .04%, 0.33%, due 02/27/39	3,572,741
8,529,702	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.36%, due 10/20/37	8,270,146
10,727,252	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.35%, due 02/21/38	10,263,835
11,532,498	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.35%, due 06/12/40	10,989,006
553,724	Superannuation Members Home Loans Global Fund, Series 6, Class A, 3 mo. LIBOR + .16%, 0.61%, due 11/09/35	551,510
1,118,924	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.43%, due 03/09/36	1,091,443
958,555	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.36%, due 01/12/37	925,006
8,149,055	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.33%, due 05/21/38	7,851,615

	Total Residential Mortgage-Backed Securities (Australian)	91,398,627

	Residential Mortgage-Backed Securities (European) — 5.7%
11,452,791	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.40%, due 09/20/66	9,501,235
735,157	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 0.38%, due 03/20/30	732,584
12,300,000	Arkle Master Issuer Plc, Series 06-1A, Class 4A1, 144A, 3 mo. LIBOR + .09%, 0.37%, due 02/17/52	11,621,040
26,415,743	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.39%, due 01/13/39	23,774,169
1,964,527	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, 3 mo. LIBOR + .07%, 0.36%, due 10/11/41	1,959,616
4,541,818	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.29%, due 12/20/54	4,201,182
2,576,930	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .14%, 0.43%, due 09/20/44	2,405,564
10,000,000	Holmes Master Issuer Plc, Series 07-2A, Class 3A1, 3 mo. LIBOR + .08%, 0.37%, due 07/15/21	9,915,000
11,386,500	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.35%, due 12/10/43	10,475,580
3,420,263	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 0.43%, due 12/21/37	3,338,177

10,821,916	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.40%, due 11/15/38	8,982,191
6,293,096	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.39%, due 09/15/39	5,218,235
6,302,906	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.71%, due 05/15/34	5,438,777
26,600,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.40%, due 07/15/33	25,863,180
6,400,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.37%, due 10/15/33	6,289,920

	Total Residential Mortgage-Backed Securities (European)	129,716,450

	Residential Mortgage-Backed Securities (United States) — 0.1%
563,286	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.55%, due 08/25/35	377,401
232,710	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.50%, due 07/25/30	231,002
2,892,351	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.50%, due 02/26/34	2,084,807

	Total Residential Mortgage-Backed Securities (United States)	2,693,210

	Student Loans — 5.4%
20,300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.54%, due 01/25/24	20,275,031
1,891,516	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 0.30%, due 01/25/23	1,889,246
137,393	Goal Capital Funding Trust, Series 06-1, Class A1, 3 mo. LIBOR, 0.29%, due 08/25/20	137,050
1,842,154	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 0.31%, due 06/25/21	1,835,522
734,361	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + ..04%, 0.33%, due 06/20/15	734,074
5,672,875	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.39%, due 08/25/23	5,531,053
9,600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.37%, due 12/23/19	9,399,168
10,800,000	SLM Student Loan Trust, Series 08-6, Class A3, 3 mo. LIBOR + .75%, 1.04%, due 01/25/19	10,818,563
12,205,705	SLM Student Loan Trust, Series 05-1, Class A2, 3 mo. LIBOR + .08%, 0.37%, due 04/27/20	11,983,562
24,600,000	SLM Student Loan Trust, Series 05-3, Class A4, 3 mo. LIBOR + .07%, 0.36%, due 04/27/20	24,588,438
8,175,385	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.32%, due 09/15/22	7,889,246
22,001,039	SLM Student Loan Trust, Series 07-2, Class A2, 3 mo. LIBOR, 0.29%, due 07/25/17	21,787,849
5,500,000	SLM Student Loan Trust, Series 07-6, Class A2, 3 mo. LIBOR + .25%, 0.54%, due 01/25/19	5,491,640

	Total Student Loans	122,360,442

	Time Share — 0.1%
2,836,569	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.25%, due 02/20/20	2,978,398

	Total Asset-Backed Securities	2,185,156,355

	U.S. Government Agency — 1.5%
12,000,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR + .15%, 0.61%, due 10/29/26 (a)	11,137,511
14,318,750	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR -0.02%, 0.44%, due 02/01/25 (a)	13,248,214
443,391	Agency for International Development Floater (Support of Peru), Series A, 6 mo. U.S. Treasury Bill + .35%, 0.56%, due 05/01/14 (a)	434,906
9,165,000	Agency for International Development Floater (Support of Tunisia), 6 mo. LIBOR, 0.46%, due 07/01/23 (a)	8,563,638

	Total U.S. Government Agency	33,384,269

	TOTAL DEBT OBLIGATIONS (COST $2,650,430,236)	2,218,540,624

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 3.9%

	Money Market Funds — 3.9%
64,089,318	State Street Institutional Liquid Reserves Fund-Institutional Class	64,089,318
24,994,364	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	24,994,364

TOTAL SHORT-TERM INVESTMENTS (COST $89,083,682)	89,083,682

TOTAL INVESTMENTS — 101.4% (COST $2,739,513,918)	2,307,624,306

Other Assets and Liabilities (net) — (1.4%)	(32,897,440)

TOTAL NET ASSETS — 100.0%	$2,274,726,866

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 2,738,998,056	$18,692,671	$(450,066,421)	$(431,373,750)
A summary of outstanding financial instruments at November 30, 2010 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Sales #
12/14/10	Deutsche Bank AG	EUR	30,000,000	$38,940,055	$2,799,335

#	Fund sells foreign currency; buys USD.
Swap Agreements
Credit Default Swaps

Maximum Potential
					Implied		Amount of Future
Notional	Expiration		Receive	Annual	Credit	Deliverable	Payments by the Fund		Market
Amount	Date	Counterparty	(Pay)^	Premium	Spread (1)	on Default	Under the Contract (2)		Value
31,000,000 USD	3/20/2013	Morgan Stanley	Receive	0.25%	1.26%	MS Synthetic 2006-1	31,000,000	USD	$(703,234)

Premiums to (Pay) Receive									$—

^	Receive — Fund receives premium and sells credit protection.

(Pay) — Fund pays premium and buys credit protection.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
As of November 30, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC — Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CapMAC — Insured as to the payment of principal and interest by Capital Markets Assurance Corporation.

CDO — Collateralized Debt Obligation

CMBS — Commercial Mortgage Backed Security

EUR LIBOR — London Interbank Offered Rate denominated in Euros.

FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA — Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR — London Interbank Offered Rate

MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.

RMBS — Residential Mortgage Backed Security

XL — Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at November 30, 2010, which are subject to change based on the terms of the security.

(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

à — These securities are primarily backed by subprime mortgages.
Currency Abbreviations:
EUR — Euro

USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 2.1% of net assets. The Fund classifies such securities (as defined below) as Level 3. During the period ended November 30, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
Typically the Fund values debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2010, the total value of securities held for which no alternative pricing source was available represented 9.8% of the net assets of the Fund.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain debt securities using a specified spread above the LIBOR Rate. The Fund also used third party valuation services to value credit default swaps using unobservable inputs.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010 :

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$740,978,260	$1,444,178,095	$2,185,156,355
U.S. Government Agency	—	—	33,384,269	33,384,269

TOTAL DEBT OBLIGATIONS	—	740,978,260	1,477,562,364	2,218,540,624

Short-Term Investments	89,083,682	—	—	89,083,682

Total Investments	89,083,682	740,978,260	1,477,562,364	2,307,624,306

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	2,799,335	—	2,799,335

Total	$89,083,682	$743,777,595	$1,477,562,364	$2,310,423,641

LIABILITY VALUATION INPUTS

Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Swap Agreements
Credit risk	$—	$—	$(703,234)	$(703,234)

Total	$—	$—	$(703,234)	$(703,234)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.

* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

The aggregate net values of the Fund’s direct investments in securities and other financial instruments using Level 3 inputs were 65.0% and (0.1)% of total net assets, respectively.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

										Net Change in
										Unrealized
										Appreciation
										(Depreciation)
										from
					Change in					Investments
	Balances as	Net	Accrued	Total	Unrealized	Net			Balances as	Held as of
	of February	Purchases/	Discounts/	Realized	Appreciation	transfers	Net transfers		of November	November
	28, 2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	into Level 3*	out of Level 3*		30, 2010	30, 2010
Debt Obligations
Asset-Backed Securities	$1,982,715,415	$(656,476,255)	$1,872,520	$(559,976)	$137,929,743	$—	$(21,303,352	)**	$1,444,178,095	$130,879,320
U.S. Government Agency	34,766,016	(1,722,933)	20,819	16,475	303,892	—	—		33,384,269	303,892
Swaps	(1,818,609)	(241,438)	—	241,438	1,115,375	—	—		(703,234)	1,148,516

Total	$2,015,662,822	$(658,440,626)	$1,893,339	$(302,063)	$139,349,010	$—	$(21,303,352)		$1,476,859,130	$132,331,728

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. The Fund had no inflation-indexed bonds outstanding at the end of the period.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans).
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Market Disruption and Geopolitical Risk (the risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by redeeming Fund shares in large amounts and/or on a frequent basis); and Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations).
The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. During the period ended November 30, 2010, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts.

To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2010, the Fund used swap agreements to achieve exposure to a reference entity’s credit. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forward currency contracts	$—	$2,799,335	$—	$—	$—	$2,799,335

Total	$—	$2,799,335	$—	$—	$—	$2,799,335

Liabilities:
Unrealized depreciation on swap agreements	$—	$—	$(703,234)	$—	$—	$(703,234)

Total	$—	$—	$(703,234)	$—	$—	$(703,234)

The volume of derivative activity, based on absolute values (forward currency contracts), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended November 30, 2010:

	Forward
	Currency	Swap
	Contracts	Agreements
Average amount outstanding	$39,376,420	$73,000,000

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Collateral Share Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%

3,002,165	GMO Short-Duration Collateral Fund	34,584,942

	TOTAL MUTUAL FUNDS (COST $32,719,079)	34,584,942

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%

31,166	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	31,166

	TOTAL SHORT-TERM INVESTMENTS (COST $31,166)	31,166

	TOTAL INVESTMENTS — 100.1% (COST $32,750,245)	34,616,108

	Other Assets and Liabilities (net) — (0.1%)	(49,210)

	TOTAL NET ASSETS — 100.0%	$34,566,898

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 33,786,598	$829,510	$—	$829,510
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Short-Duration Collateral Fund	$32,817,084	$11,508,000	$1,270,000	$370,764	$—	$10,344,966	$34,584,942

Totals	$32,817,084	$11,508,000	$1,270,000	$370,764	$—	$10,344,966	$34,584,942

*	The table above includes estimated sources of all distributions paid by GMO Short-Duration Collateral Fund (“SDCF”) during the period March 1, 2010 through November 30, 2010. The actual tax characterization of distributions paid by SDCF will be determined through fiscal year ending February 28, 2011.

Portfolio valuation
GMO Short-Duration Collateral Share Fund (the “Fund”) invests substantially all of its assets in GMO Short-Duration Collateral Fund (“SDCF”) (an arrangement often referred to as a “master-feeder” structure) and, to a limited extent, in cash and cash equivalents.
Shares of SDCF are generally valued at their net asset value. Investments held by SDCF are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. In addition, although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of GMO trust represented 2.1% of net assets. SDCF classifies such securities (as defined below) as Level 3. During the period ended November 30, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty.
Typically SDCF values debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for other securities held by SDCF, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by SDCF. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2010, the total value of securities held indirectly for which no alternative pricing source was available represented 9.8% of the net assets of the Fund.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund and SDCF disclose the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$34,584,942	$—	$—	$34,584,942
Short-Term Investments	31,166	—	—	31,166

Total Investments	34,616,108	—	—	34,616,108

Total	$34,616,108	$—	$—	$34,616,108

SDCF is classified as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of SDCF, please refer to the underlying funds’ portfolio valuation notes. The aggregate net value of the Fund’s indirect investments in securities and other financial instruments using Level 3 inputs were 65.0% and (0.1)% of total net assets, respectively.
The Fund held no investments or other financial instruments directly at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in SDCF, the most significant risks of investing in the Fund are the risks to which the Fund is exposed through SDCF, which include those outlined in the following brief summary of principal risks. The Fund and SDCF are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund’s performance more than if the Fund or SDCF were diversified. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Fixed Income Securities — Typically, the value of SDCF’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent SDCF from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for SDCF because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans).
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of SDCF’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned by SDCF that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
At November 30, 2010, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Investment Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 12.4%

	U.S. Government Agency — 12.4%
46,667	Agency for International Development Floater (Support of Botswana), 6 mo. U.S. Treasury Bill + .40%, 0.61%, due 10/01/12(a)	46,033
301,950	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.61%, due 10/01/12(a)	298,809
171,287	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.18%, due 10/01/11(a)	169,874
20,966	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.56%, due 05/01/14(a)	20,565
200,423	Small Business Administration Pool #502320, Prime - 2.19%, 1.06%, due 08/25/18	201,122

	Total U.S. Government Agency	736,403

	TOTAL DEBT OBLIGATIONS (COST $741,176)	736,403

Shares	Description	Value ($)

	MUTUAL FUNDS — 87.9%

	Affiliated Issuers — 87.9%
231,576	GMO Short-Duration Collateral Fund	2,667,757
9,192	GMO Special Purpose Holding Fund(b)	4,780
102,120	GMO U.S. Treasury Fund	2,552,995

	TOTAL MUTUAL FUNDS (COST $5,737,335)	5,225,532

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
6,537	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	6,537

	TOTAL SHORT-TERM INVESTMENTS (COST $6,537)	6,537

	TOTAL INVESTMENTS — 100.4% (COST $6,485,048)	5,968,472

	Other Assets and Liabilities (net) — (0.4%)	(21,520)

	TOTAL NET ASSETS — 100.0%	$5,946,952

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$7,100,475	$5,931	$(1,137,934)	$(1,132,003)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Short-Duration Collateral Fund	$3,469,010	$—	$—	$34,575	$—	$964,690	$2,667,757
GMO Special Purpose Holding Fund	5,056	—	—	—	—	—	4,780
GMO U.S. Treasury Fund	2,048,195	1,386,881	882,000	2,625	255	—	2,552,995

Totals	$5,522,261	$1,386,881	$882,000	$37,200	$255	$964,690	$5,225,532

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through November 30, 2010. The actual tax characterization of distributions paid by the underlying funds will be determined through the fiscal year ending February 28, 2011.

Notes to Schedule of Investments:

C.A.B.E.I. —	Central American Bank for Economic Integration

The rates shown on variable rate notes are the current interest rates at November 30, 2010, which are subject to change based on the terms of the security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Underlying investment represents interests in defaulted claims.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 9.0% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3.
Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 7.8% of the net assets of the Fund.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain debt securities using a specified spread above the LIBOR Rate.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010 :

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
U.S. Government Agency	$—	$—	$736,403	$736,403

TOTAL DEBT OBLIGATIONS	—	—	736,403	736,403

Mutual Funds	5,220,752	4,780	—	5,225,532
Short-Term Investments	6,537	—	—	6,537

Total Investments	5,227,289	4,780	736,403	5,968,472

Total	$5,227,289	$4,780	$736,403	$5,968,472

The underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 41.5% and (0.1)% of total net assets, respectively.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
					Change in				Appreciation
	Balances as	Net	Accrued	Total	Unrealized			Balances as of	(Depreciation) from
	of February	Purchases/	Discounts/	Realized	Appreciation	Transfers into	Transfers out of	November 30,	investments Still Held
	28, 2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*	2010	as of November 30, 2010
Debt Obligations
U.S. Government Agency	$1,093,387	$(364,256)	$33	$62	$7,177	$—	$—	$736,403	$7,177

Total	$1,093,387	$(364,256)	$33	$62	$7,177	$—	$—	$736,403	$7,177

*	The Fund accounts for investments and derivatives transferred into Level 3 at the beginning of the period and transfered out of Level 3 at the end of the period.

Other matters
GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF. The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF. For the period ended November 30, 2010, the Fund received no distributions from SPHF in connection with the defaulted securities or the related litigation.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund and GMO Short-Duration Collateral Fund (“SDCF”) are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund’s performance more than if the Fund or SDCF were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset backed and other fixed income securities.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans).
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of an underlying fund’s securities); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by redeeming Fund shares in large amounts and/or on a frequent basis).
The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned by SDCF that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
At November 30, 2010, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Special Purpose Holding Fund
(A Series of GMO Trust)
Consolidated Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	DEBT OBLIGATIONS — 0.0% (a)

	Asset-Backed Securities — 0.0%

	Health Care Receivables — 0.0%
	Interest related to the Bankruptcy Estate of NPF VI Inc. Series 02-1 Class A (b)(c)	—

	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 00-3 Class A (b)(c)	—

	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 02-1 Class A (b)(c)	—

	Total Asset-Backed Securities	—

	TOTAL DEBT OBLIGATIONS (COST $0)	—

	SHORT-TERM INVESTMENTS — 9.8%

	Money Market Funds — 9.8%
14,081	State Street Institutional Liquid Reserves Fund-Institutional Class	14,081
14,081	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	14,081

	TOTAL SHORT-TERM INVESTMENTS (COST $28,162)	28,162

	TOTAL INVESTMENTS — 9.8% (COST $28,162)	28,162

	Other Assets and Liabilities (net) — 90.2%	259,207	*

	TOTAL NET ASSETS — 100.0%	$287,369

*	For details on the composition of the balance see the basis of presentation and principles of consolidation footnote.

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 28,162	$—	$—	$—

Notes to Consolidated Schedule of Investments:

(a)	Owned by GMO SPV I, LLC. GMO SPV I, LLC is a 74.9% held subsidiary of GMO Special Purpose Holding Fund.

(b)	Security in default.

(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Basis of presentation and principles of consolidation
The accompanying consolidated schedule of investments consists primarily of the Fund and its majority owned investment in units of GMO SPV I, LLC (“SPV”) a special purpose vehicle that holds an interest in liquidating trusts, relating to certain defaulted asset-backed securities (the “NPF securities”) issued by NPF VI, Inc. and NPF XII, Inc. All significant interfund investments have been eliminated in consolidation.
The Fund has litigation pending against various entities related to the default of the NPF securities. The outcome of the lawsuit is not known and any potential recoveries are not reflected in the net asset value of the Fund.
Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, 0.00% of the net assets of the Fund were valued using fair value prices. The Fund classifies such securities as Level 3.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: Consistent with U.S. GAAP, the Fund valued potential litigation recoveries with respect to the bankruptcy proceedings at zero. The Fund considered interests related to bankruptcy proceedings to be worthless.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:
ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)		Total
Debt Obligations	$—	$—	$0	*	$—

Short-Term Investments	28,162	—	—		28,162

Total Investments	$28,162	$—	$—		$28,162

*	Represents the interest in securities that are defaulted and have no value at November 30, 2010 or February 28, 2010.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Litigation-Related Risk — The ultimate amount of the Fund’s recovery (through its investment in SPV) of losses on the defaulted NPF Securities and the total costs the Fund may incur with respect to its funding of litigation related to the NPF Securities is unknown at this time. Therefore, the Fund is subject to the risk that SPV may ultimately be unable to recover certain losses related to the NPF Securities.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Liquidity risk is particularly pronounced for the Fund due to the nature and size of its investment in the NPF Securities (through the SPV). The Fund may be exposed (through the SPV) to the NPF Securities for an indefinite period of time and may experience a substantial loss in the event the SPV sells the NPF Securities.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Credit Risk — This is the risk that the issuer or guarantor of a fixed income security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
Other principal risks of an investment in the Fund include Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally) and Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations).
Derivative financial instruments
At November 30, 2010, the Fund held no derivative contracts.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Special Situations Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares/Par Value ($)		Description	Value ($)

		Common Stocks — 0.6%

		Canada — 0.4%
	696,692	Timberwest Forest Corp*	2,904,721

		China — 0.2%
	27,700	China Mobile Ltd Sponsored ADR	1,380,845

		TOTAL COMMON STOCKS (COST $4,238,053)	4,285,566

		DEBT OBLIGATIONS — 5.4%

		Convertible Debt — 0.3%
CAD	2,001,147	Timberwest Forest Corp., 9.00%, due 02/11/14	2,551,763

		Corporate Debt — 5.1%
	21,350,000	CIT Group, Inc., 7.00%, due 05/01/13	21,482,370
	16,780,000	CIT Group, Inc., 7.00%, due 05/01/14	16,612,200

		Total Corporate Debt	38,094,570

		TOTAL DEBT OBLIGATIONS (COST $40,136,350)	40,646,333

Shares		Description	Value ($)

		MUTUAL FUNDS — 87.5%

		Affiliated Issuers — 87.5%
	26,368,895	GMO U.S. Treasury Fund	659,222,366

		TOTAL MUTUAL FUNDS (COST $659,316,019)	659,222,366

Shares		Description	Value ($)

		SHORT-TERM INVESTMENTS — 5.4%

		Money Market Funds — 5.4%

	40,919,972	State Street Institutional Treasury Money Market Fund-Institutional Class	40,919,972

		TOTAL SHORT-TERM INVESTMENTS (COST $40,919,972)	40,919,972

		TOTAL INVESTMENTS — 98.9% (COST $744,610,394)	745,074,237

		Other Assets and Liabilities (net) — 1.1%	8,529,387

		TOTAL NET ASSETS — 100.0%	$753,603,624

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 744,610,394	$740,705	$(276,862)	$463,843
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$234,092,480	$425,129,902	$—	$478,688	$42,519	$659,222,366

Totals	$234,092,480	$425,129,902	$—	$478,688	$42,519	$659,222,366

Reverse Repurchase Agreements

Average balance outstanding	$(98,056,234)
Average interest rate	0.24%
Maximum balance outstanding	$(114,905,000)
Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.
A summary of outstanding financial instruments at November 30, 2010 is as follows:
Forward Currency Contracts

					Net Unrealized
Settlement					Appreciation
Date	Counterparty	Deliver/Receive	Units of Currency	Value	(Depreciation)
Buys †
12/17/10	Brown Brothers Harriman & Co.	SGD	103,603,950	$78,464,528	$(1,189,765)
12/17/10	Deutsche Bank AG	SGD	104,131,800	78,864,296	(1,257,428)
2/07/11	The Royal Bank of Scotland PLC	KRW	179,865,270,000	154,629,703	(6,626,591)

				$311,958,527	$(9,073,784)

Sales #
12/17/10	Barclays Bank PLC	AUD	3,375,000	$3,228,956	$91,673
12/17/10	Bank of New York Mellon	AUD	3,375,022	3,228,977	79,574

12/17/10	Bank of America, N.A.	JPY	4,549,308,000	54,371,147	1,668,617
12/17/10	Barclays Bank PLC	JPY	6,557,541,750	78,372,593	2,439,052
12/17/10	Brown Brothers Harriman & Co.	JPY	3,293,248,500	39,359,326	1,182,942
12/17/10	Deutsche Bank AG	JPY	8,583,840,000	102,589,938	3,149,724
12/17/10	Bank of New York Mellon	JPY	6,537,384,000	78,131,678	2,370,046
12/17/10	Morgan Stanley Capital Services Inc.	JPY	3,292,047,450	39,344,972	1,244,222
12/17/10	The Royal Bank of Scotland PLC	JPY	3,248,228,250	38,821,266	1,192,386
12/17/10	State Street Bank and Trust Co.	JPY	3,245,895,000	38,793,380	1,206,805

				$476,242,233	$14,625,041

†	Fund buys foreign currency; sells USD.

#	Fund sells foreign currency; buys USD.
Swap Agreements
Future Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Pays	Fund Receives	Value
4,400,000	EUR	12/18/2015	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2015 Dividend Future	Appreciation of EURO STOXX 50 December 2015 Dividend Future	$292,062
8,880,000	EUR	12/16/2016	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2016 Dividend Future	Appreciation of EURO STOXX 50 December 2016 Dividend Future	545,181
2,585,250	EUR	12/15/2017	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2017 Dividend Future	Appreciation of EURO STOXX 50 December 2017 Dividend Future	(54,323)
9,125,000	EUR	12/15/2017	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2017 Dividend Future	Appreciation of EURO STOXX 50 December 2017 Dividend Future	382,925
547,500	EUR	12/21/2018	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(90,215)
789,000	EUR	12/21/2018	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(93,460)
275,860	EUR	12/21/2018	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(35,437)

904,250	EUR	12/21/2018	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(81,738)
2,663,701	EUR	12/21/2018	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2018 Dividend Future	Appreciation of EURO STOXX 50 December 2018 Dividend Future	(107,091)
5,587,500	EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	294,008
552,500	EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(88,267)
3,037,500	EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(169,396)
2,937,000	EUR	12/20/2019	Deutsche Bank AG	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(38,942)
881,250	EUR	12/20/2019	Morgan Stanley & Co. International PLC	Depreciation of EURO STOXX 50 December 2019 Dividend Future	Appreciation of EURO STOXX 50 December 2019 Dividend Future	(200,549)

						$ 554,758

Premiums to (Pay) Receive						$ —

Forward Starting Dividend Swaps

Notional		Starting	Expiration				Market
Amount		Date	Date	Counterparty	Fund Pays	Fund Receives	Value
1,987,500	EUR	12/19/2014	12/18/2015	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	$375,466
2,020,000	EUR	12/18/2015	12/16/2016	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	339,947

5,436,000	EUR	12/16/2016	12/15/2017	BNP Paribas	60,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	60,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	231,807
1,007,000	EUR	12/15/2017	12/21/2018	BNP Paribas	10,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	10,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(52,590)
2,072,500	EUR	12/15/2017	12/21/2018	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	327,396
2,065,000	EUR	12/15/2017	12/21/2018	Barclays Bank PLC	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	335,130
2,062,500	EUR	12/15/2017	12/21/2018	BNP Paribas	25,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	337,707
3,039,000	EUR	12/21/2018	12/20/2019	BNP Paribas	30,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	30,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(130,775)
1,815,000	EUR	12/21/2018	12/20/2019	BNP Paribas	15,000 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	15,000 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(358,144)

2,754,000	EUR	12/21/2018	12/20/2019	BNP Paribas	22,500 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	22,500 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(568,424)
1,289,600	EUR	12/21/2018	12/20/2019	BNP Paribas	10,400 EUR for every 1 dividend EURO STOXX 50 Index point decrease in the actual dividends from the Fixed Strike	10,400 EUR for every 1 dividend EURO STOXX 50 Index point increase in the actual dividends from the Fixed Strike	(279,224)

							$ 558,296

Premiums to (Pay) Receive							$ —

Interest Rate Swaps

Notional		Expiration		Receive			Market
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value
840,000,000	JPY	10/22/2020	Citibank N.A.	(Pay)	0.97%	6 Month JPY BBA LIBOR	$248,269
840,000,000	JPY	10/26/2020	Citibank N.A.	(Pay)	0.97%	6 Month JPY BBA LIBOR	247,213
840,000,000	JPY	10/26/2020	Citibank N.A.	(Pay)	0.97%	6 Month JPY BBA LIBOR	249,240
840,000,000	JPY	10/27/2020	Citibank N.A.	(Pay)	0.99%	6 Month JPY BBA LIBOR	235,643
2,740,000,000	JPY	11/1/2020	Morgan Stanley Capital Services Inc.	(Pay)	1.04%	6 Month JPY BBA LIBOR	616,548

							$1,596,913

Premiums to (Pay) Receive							$—

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
Total Return Swaps

Notional		Expiration				Market
Amount		Date	Counterparty	Fund Pays	Fund Receives	Value
32,717,342	USD	8/22/2011	BNP Paribas	MSCI Daily Total Return Net Emerging Markets China USD	3 Month USD BBA LIBOR - .15%	$900,264

Premiums to (Pay) Receive						$—

As of November 30, 2010, for futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
ADR — American Depositary Receipt
BBA — British Banks Association
LIBOR — London Interbank Offered Rate
MSCI — Morgan Stanley Capital International
*     Non-income producing security.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
EUR — Euro
JPY — Japanese Yen
KRW — South Korean Won
SGD — Singapore Dollar
USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended November 30, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks
China	$1,380,845	$—	$—	$1,380,845
Canada	2,904,721	—	—	2,904,721

TOTAL COMMON STOCKS	4,285,566	—	—	4,285,566

Debt Obligations
Convertible Debt	—	2,551,763	—	2,551,763
Corporate Debt	—	38,094,570	—	38,094,570

TOTAL DEBT OBLIGATIONS	—	40,646,333	—	40,646,333

Mutual Funds	659,222,366	—	—	659,222,366
Short-Term Investments	40,919,972	—	—	40,919,972

Total Investments	704,427,904	40,646,333	—	745,074,237

Derivatives*
Forward Currency Contracts
Foreign currency risk	—	14,625,041	—	14,625,041
Swap Agreements
Equity risk	—	4,361,893	—	4,361,893
Interest Rate risk	—	1,596,913	—	1,596,913

Total	$704,427,904	$61,230,180	$—	$765,658,084

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Forward Currency Contracts
Foreign currency risk	$—	(9,073,784)	—	$(9,073,784)
Swap Agreements
Equity risk	—	(2,348,575)	—	(2,348,575)

Total	$—	$(11,422,359)	$—	$(11,422,359)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
The Fund held no investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. The Fund had no inflation-indexed bonds outstanding at the end of the period.

Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Customized Investment Program Risk — Because the Fund is intended to complement the Manager’s asset allocation strategies, the risks associated with the Fund’s investments often will be far greater (and investment returns may be far more volatile) than if the Fund served as a stand-alone investment vehicle.
• Management and Operational Risk — The Fund runs the risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations. In addition, management risk may be particularly pronounced for the Fund because the Fund does not seek to control risk relative to a particular securities market index or benchmark.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The risks of derivatives are particularly pronounced for Fund because it uses a variety of exchange-traded and over-the-counter derivatives to implement its investment program.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Leveraging Risk — The use of reverse repurchase agreements and other derivatives and securities lending may cause the Fund’s portfolio to be leveraged. The Fund is not limited in the extent to which it uses derivatives. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.

• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
Other principal risks of an investment in the Fund include Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2010, the Fund used forward currency contracts to adjust exposure to foreign currencies and manage against anticipated currency exchange rate changes. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2010, the Fund used purchased option contracts to adjust exposure of the portfolio to various fixed income and equity markets. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
Forward starting dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.
Future swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in an index. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the index based on a notional amount. For example, if the Fund took a long position on a future swap, the Fund would receive payments if the relevant index increased in value and would be obligated to pay if that index decreased in value.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2010, the Fund used swap agreements to adjust interest rate exposure and its exposure to certain securities markets, hedge some or all of the broad market exposure of the assets in which the Fund invests and manage the duration of the portfolio. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on forwards contracts	$—	$14,625,041	$—	$—	$—	$14,625,041
Unrealized appreciation on swap agreements	1,596,913	—	—	4,361,893	—	5,958,806

Total	$1,596,913	$14,625,041	$—	$4,361,893	$—	$20,583,847

Liabilities:
Unrealized depreciation on forwards contracts	$—	$(9,073,784)	$—	$—	$—	$(9,073,784)
Unrealized depreciation on swap agreements	—	—	—	(2,348,575)	—	(2,348,575)

Total	$—	$(9,073,784)	$—	$(2,348,575)	$—	$(11,422,359)

The volume of derivative activity, based on absolute values (forward currency contracts), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended November 30, 2010:

	Forward
	Currency	Swap
	Contracts	Agreements
Average amount outstanding	$319,088,626	$214,677,191

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Strategic Fixed Income Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 7.7%

	United States — 7.7%

	U.S. Government
78,410,625	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(a)(b)	79,108,950
33,000,000	U.S. Treasury Note, 1.38%, due 01/15/13	33,605,847
50,000,000	U.S. Treasury Note, 1.75%, due 01/31/14	51,519,550

	Total United States	164,234,347

	TOTAL DEBT OBLIGATIONS (COST $163,709,766)	164,234,347

Shares	Description	Value ($)

	MUTUAL FUNDS — 92.2%

	United States — 92.2%

	Affiliated Issuers
7,397,456	GMO Emerging Country Debt Fund, Class IV	73,086,865
96,859,391	GMO Short-Duration Collateral Fund	1,115,820,180
10,196,633	GMO U.S. Treasury Fund	254,915,835
23,773,633	GMO World Opportunity Overlay Fund	531,578,441

	Total United States	1,975,401,321

	TOTAL MUTUAL FUNDS (COST $2,102,074,082)	1,975,401,321

Shares/Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 1.5%

	Money Market Funds — 0.1%
2,770,561	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	2,770,561

	U.S. Government — 1.4%
13,400,000	U.S. Treasury Bill, 0.21%, due 06/30/11(a)(c)	13,384,135
15,400,000	U.S. Treasury Bill, 0.21%, due 07/28/11(a)(c)	15,378,332

	Total U.S. Government	28,762,467

	TOTAL SHORT-TERM INVESTMENTS (COST $31,528,121)	31,533,028

	TOTAL INVESTMENTS — 101.4% (COST $2,297,311,969)	2,171,168,696

	Other Assets and Liabilities (net) — (1.4%)	(29,594,377)

	TOTAL NET ASSETS — 100.0%	$2,141,574,319

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 2,296,444,636	$ 708,040	$ (125,983,980)	$ (125,275,940)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Emerging Country Debt Fund, Class IV	$62,656,452	$—	$—	$2,817,692	$—	$—	$73,086,865
GMO Short-Duration Collateral Fund	1,450,953,671	—	—	14,461,212	—	403,492,890	1,115,820,180
GMO U.S. Treasury Fund	17,957,159	443,305,276	206,346,000	108,407	2,134	—	254,915,835
GMO World Opportunity Overlay Fund	506,378,390	—	—	—	—	—	531,578,441

Totals	$2,037,945,672	$443,305,276	$206,346,000	$17,387,311	$2,134	$403,492,890	$1,975,401,321

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through November 30, 2010. The actual tax characterization of distributions paid by the underlying funds will be determined through fiscal year ending February 28, 2011.
A summary of outstanding financial instruments at November 30, 2010 is as follows:
Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
11,845	Australian Government Bond 10 Yr.	December 2010	$1,185,010,511	$(38,339,998)
17,300	Euro Dollar 90 Day	March 2011	4,300,131,250	17,028,100

6,000	Federal Funds 30 Day	December 2010	2,495,449,620	55,237

			$7,980,591,381	$(21,256,661)

Sales
17,300	Euro Dollar 90 Day	March 2012	$4,286,723,750	$(43,440,738)

Swap Agreements
Interest Rate Swaps

Notional		Expiration		Receive			Market
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value
200,000,000	AUD	9/22/2020	Morgan Stanley	Receive	5.65%	6 Month AUD Bank Bill Rate	$(4,302,521)
300,000,000	AUD	9/20/2020	Morgan Stanley	Receive	5.58%	6 Month AUD Bank Bill Rate	(7,842,665)
100,000,000	AUD	8/25/2020	Barclays	Receive	5.27%	6 Month AUD Bank Bill Rate	(4,737,782)
200,000,000	AUD	8/26/2020	Morgan Stanley	Receive	5.26%	6 Month AUD Bank Bill Rate	(9,625,132)
200,000,000	AUD	8/30/2020	Morgan Stanley	Receive	5.25%	6 Month AUD Bank Bill Rate	(9,814,943)
100,000,000	NZD	7/14/2015	Barclays	Receive	4.87%	3 Month NZD Bank Bill Rate	680,494
100,000,000	NZD	7/15/2015	Barclays	Receive	4.86%	3 Month NZD Bank Bill Rate	650,975
100,000,000	NZD	7/15/2015	Citigroup	Receive	4.85%	3 Month NZD Bank Bill Rate	627,806
125,000,000	NZD	7/16/2015	Merrill Lynch	Receive	4.86%	3 Month NZD Bank Bill Rate	817,085
381,000,000	USD	1/21/2016	Citigroup	Receive	1.88%	3 Month USD LIBOR	771,604
900,000,000	USD	1/21/2013	Citigroup	(Pay)	0.85%	3 Month USD LIBOR	(844,927)
630,000,000	USD	5/12/2016	Merrill Lynch	Receive	1.88%	3 Month USD LIBOR	(4,899,280)
1,530,000,000	USD	5/12/2013	Merrill Lynch	(Pay)	0.87%	3 Month USD LIBOR	2,146,816

							$(36,372,470)

						Premiums to (Pay) Receive	$—

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
As of November 30, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

USD LIBOR — London Interbank Offered Rate denominated in United States Dollars.

(a)	All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts.

(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)	Rate shown represents yield-to-maturity.

Currency Abbreviations:
AUD — Australian Dollar
NZD — New Zealand Dollar
USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 1.2% of net assets. The underlying funds classify such securities (as defined below) as Level 3. During the period ended November 30, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 6.9% of the net assets of the Fund.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
U.S. Government	$85,125,397	$79,108,950	$—	$164,234,347

TOTAL DEBT OBLIGATIONS	85,125,397	79,108,950	—	164,234,347

Mutual Funds	1,975,401,321	—	—	1,975,401,321
Short-Term Investments	31,533,028	—	—	31,533,028

Total Investments	2,092,059,746	79,108,950	—	2,171,168,696

Derivatives*
Swap Agreements
Interest Rate Risk	—	5,694,780	—	5,694,780
Futures Contracts
Interest Rate Risk	17,083,337	—	—	17,083,337

Total	$2,109,143,083	$84,803,730	$—	$2,193,946,813

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Swap Agreements
Interest Rate Risk	$—	$(42,067,250)	$—	$(42,067,250)
Futures Contracts
Interest Rate Risk	(81,780,736)	—	—	(81,780,736)

Total	$(81,780,736)	$(42,067,250)	$—	$(123,847,986)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes . The aggregate net values of the Fund’s indirect investments in securities and other financial instruments using Level 3 inputs were 44.4% and less than 0.1% of total net assets, respectively.
The Fund held no direct investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses over-the-counter derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments.
Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Currency Risk (risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies); Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, sectors or companies with high positive correlations to one another); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.

Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2010, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2010, the Fund used purchased option contracts to adjust interest rate exposure. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended November 30, 2010, the Fund used written option contracts to adjust interest rate exposure. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended November 30, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal	Number of
	Amount of	of Futures		Amount of	Futures
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	—	—	$—	—	—	$—
Options written	—	—	—	—	(40,000)	(10,420,000)
Options exercised	—	—	—	—	40,000	10,420,000
Options expired	—	—	—	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2010, the Fund used swap agreements to adjust interest rate exposure and adjust its exposure to certain markets. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

		Foreign
	Interest rate	currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Unrealized appreciation on futures contracts*	$17,083,337	$—	$—	$—	$—	$17,083,337
Unrealized appreciation on swap agreements	5,694,780					5,694,780

Total	$22,778,117	$—	$—	$—	$—	$22,778,117

Liabilities:
Unrealized depreciation on futures contracts*	$(81,780,736)	$—	$—	$—	$—	$(81,780,736)
Unrealized depreciation on swap agreements	(42,067,250)					(42,067,250)

Total	$(123,847,986)	$—	$—	$—	$—	(123,847,986)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (futures contracts), principal amounts (options), or notional amounts (swap agreements) outstanding at each month-end, was as follows for the period ended November 30, 2010:

	Futures		Swap
	Contracts	Options	Agreements
Average amount outstanding	$6,459,197,680	$80,000,000	$3,047,583,083

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Strategic Opportunities Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 98.7%

	Affiliated Issuers — 98.7%
4,280,344	GMO Alpha Only Fund, Class IV	102,942,280
1,607,256	GMO Asset Allocation Bond Fund, Class VI	43,122,671
6,170,977	GMO Domestic Bond Fund, Class VI	29,620,691
1,067,373	GMO Emerging Country Debt Fund, Class IV	10,545,642
6,400,827	GMO Emerging Markets Fund, Class VI	88,139,381
1,805,499	GMO Flexible Equities Fund, Class VI	32,192,054
1,765,442	GMO Inflation Indexed Plus Bond Fund, Class VI	36,650,572
17,282,442	GMO International Growth Equity Fund, Class IV	376,757,238
17,935,191	GMO International Intrinsic Value Fund, Class IV	367,312,702
35,212,994	GMO Quality Fund, Class VI	675,737,362
4,318,929	GMO Special Situations Fund, Class VI	116,092,803
6,281,199	GMO Strategic Fixed Income Fund, Class VI	95,599,855
7,192,732	GMO U.S. Core Equity Fund, Class VI	79,048,121
384,516	GMO World Opportunity Overlay Fund	8,597,783

	TOTAL MUTUAL FUNDS (COST $1,957,993,880)	2,062,359,155

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 1.2%

	Asset-Backed Securities — 1.2%

	Auto Financing — 0.1%
600,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.60%, due 07/15/14	606,186
500,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.10%, due 11/10/14	507,705
700,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.50%, due 06/15/13	693,146

	Total Auto Financing	1,807,037

	Business Loans — 0.1%
930,895	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.64%, due 01/25/36	642,317
337,291	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.54%, due 05/15/32	296,816
614,229	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.50%, due 09/25/30	472,956

	Total Business Loans	1,412,089

	CMBS — 0.1%
600,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.38%, due 12/15/20	492,000
206,506	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	206,691
600,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.38%, due 03/06/20	570,900
571,663	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	578,981
395,524	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.61%, due 05/12/39	409,803
306,681	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.34%, due 09/15/21	287,262

	Total CMBS	2,545,637

	Corporate Collateralized Debt Obligations — 0.2%
2,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 0.69%, due 12/20/10	1,969,000

	1,100,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.58%, due 06/20/13	964,480

		Total Corporate Collateralized Debt Obligations	2,933,480

		Credit Cards — 0.2%
	800,000	Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.25%, due 09/15/14	815,944
	1,000,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.44%, due 06/16/14	998,190
	700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.50%, due 09/15/17	685,622
EUR	600,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR + .10%, 1.13%, due 05/24/13	776,595
	100,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.40%, due 01/15/14	99,965
	500,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.05%, due 05/15/13	503,515

		Total Credit Cards	3,879,831

		Insured Auto Financing — 0.1%
	851,954	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.05%, due 06/06/14	846,542
	514,747	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.90%, due 10/15/14	512,699
	700,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.45%, due 07/14/14	704,424

		Total Insured Auto Financing	2,063,665

		Insured Other — 0.1%
	1,100,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	1,116,500
	900,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	922,500

		Total Insured Other	2,039,000

		Insured Residential Asset-Backed Securities (United States)∧ — 0.0%
	157,908	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.47%, due 11/25/35	107,377

		Insured Residential Mortgage-Backed Securities (United States) — 0.0%
	504,349	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 06/15/37	254,494

		Insured Time Share — 0.0%
	241,297	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.25%, due 09/20/19	227,294

		Residential Asset-Backed Securities (United States)∧ — 0.2%
	442,284	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.35%, due 06/25/36	60,504
	406,358	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.32%, due 11/25/36	246,862
	160,788	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.36%, due 09/25/36	61,903
	198,978	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.44%, due 03/25/36	79,591
	208,015	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.36%, due 10/25/36	206,372
	199,862	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.47%, due 05/25/37	168,184
	631,662	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.56%, due 05/28/39	235,294
	1,200,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.45%, due 02/25/37	756,120

22,021	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.79%, due 04/25/33	18,278
1,600,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.39%, due 02/25/37	1,228,960
1,076,291	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.37%, due 12/25/36	452,796
354,565	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.40%, due 03/25/36	207,421
418,678	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.35%, due 04/25/37	393,557
408,048	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.50%, due 01/25/36	399,467

	Total Residential Asset-Backed Securities (United States)	4,515,309

	Residential Mortgage-Backed Securities (Australian) — 0.0%
149,265	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.69%, due 12/08/36	144,105
130,783	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.57%, due 03/09/36	127,571
379,026	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.33%, due 05/21/38	365,192

	Total Residential Mortgage-Backed Securities (Australian)	636,868

	Residential Mortgage-Backed Securities (European) — 0.1%
13,871	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 0.38%, due 03/20/30	13,822
514,593	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.39%, due 01/13/39	463,133
478,702	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .42%, 0.71%, due 05/15/34	413,072

	Total Residential Mortgage-Backed Securities (European)	890,027

	Student Loans — 0.0%
66,349	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.39%, due 08/25/23	64,690
600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.37%, due 12/23/19	587,448

	Total Student Loans	652,138

	Total Asset-Backed Securities	23,964,246

	Corporate Debt — 0.0%
147,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	154,718

	U.S. Government Agency — 0.0%
200,000	Agency for International Development Floater (Support of Morocco), 6 mo. U.S. Treasury Bill + .45%, 0.66%, due 11/15/14(a)	196,043
100,000	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.17%, due 01/01/12(a)	99,183

	Total U.S. Government Agency	295,226

	TOTAL DEBT OBLIGATIONS (COST $21,838,280)	24,414,190

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

	U.S. Government — 0.0%
27,117	State Street Institutional U.S. Government Money Market Fund-Institutional Class	27,117

	TOTAL SHORT-TERM INVESTMENTS (COST $27,117)	27,117

TOTAL INVESTMENTS — 99.9% (COST $1,979,859,277)	2,086,800,462

Other Assets and Liabilities (net) — 0.1%	2,177,168

TOTAL NET ASSETS — 100.0%	$2,088,977,630

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 2,057,128,255	$54,220,627	$(24,548,420)	$ 29,672,207
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Return of	Value, end
Affiliate	period	Purchases	Proceeds	Income*	Gains*	Capital*	of period
GMO Alpha Only Fund, Class IV	$112,357,485	$45,286,942	$52,457,207	$—	$—	—	$102,942,280
GMO Asset Allocation Bond Fund, Class VI	68,552,916	25,656,816	52,063,692	579,197	317,146	—	43,122,671
GMO Domestic Bond Fund, Class VI	37,840,849	—	702,527	390,442	—	9,155,813	29,620,691
GMO Emerging Country Debt Fund, Class IV	8,875,698	399,144	253,014	399,144	—	—	10,545,642
GMO Emerging Markets Fund, Class VI	—	97,218,351	23,453,991	33,417	—	—	88,139,381
GMO Flexible Equities Fund, Class VI	46,041,138	72,674	11,776,474	—	—	—	32,192,054
GMO Inflation Indexed Plus Bond Fund, Class VI	31,566,819	1,785,086	874,714	—	—	—	36,650,572
GMO International Growth Equity Fund, Class IV	287,905,759	98,027,743	51,074,961	1,197,889	—	—	376,757,238
GMO International Intrinsic Value Fund, Class IV	286,060,774	104,694,572	44,350,300	1,435,683	—	—	367,312,702
GMO International Small Companies Fund, Class III	36,967,704	391,120	38,170,923	391,120	—	—	—
GMO Quality Fund, Class VI	691,556,972	125,103,807	147,145,462	9,422,251	—	—	675,737,362
GMO Special Situations Fund, Class VI	47,401,017	72,871,414	2,785,236	—	—	—	116,092,803
GMO Strategic Fixed Income Fund, Class VI	78,620,566	20,882,050	2,269,405	2,691,425	—	1,502,786	95,599,855
GMO U.S. Core Equity Fund, Class VI	75,200,697	4,180,744	3,796,886	969,259	—	—	79,048,121
GMO World Opportunity Overlay Fund	8,385,725	—	205,260	—	—	—	8,597,783

Totals	$1,817,334,119	$596,570,463	$431,380,052	$17,509,827	$317,146	10,658,599	$2,062,359,155

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2010 through November 30, 2010. The actual tax characterization of distributions paid by the underlying funds will be determined through the fiscal year ending February 28, 2011 and in the case of GMO Inflation Indexed Plus Bond Fund, Class VI, through its tax year ending December 31, 2010.

Notes to Schedule of Investments:

144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC — Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CMBS — Commercial Mortgage Backed Security

EUR LIBOR — London Interbank Offered Rate denominated in Euros.

FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA — Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR — London Interbank Offered Rate

MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN — Medium Term Note

The rates shown on variable rate notes are the current interest rates at November 30, 2010, which are subject to change based on the terms of the security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

∧ —	These securities are primarily backed by subprime mortgages.

Currency Abbreviations:

EUR — Euro

Portfolio valuation
Shares of the funds in which the Fund invests (“underlying funds”) and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held directly and indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.4% of net assets. The Fund and the underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign equity securities and foreign index futures contracts as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, foreign equity securities and foreign index futures contracts representing 44.7% and (0.1)%, respectively, of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on those adjustments. Those underlying funds classify such securities (as defined below) as Level 2.
Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund and the underlying funds, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund and the underlying funds. As of November 30, 2010, the total value of securities held directly and indirectly for which no alternative pricing source was available represented 0.8% of the net assets of the Fund.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain debt securities using a specified spread above the LIBOR Rate.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$2,062,359,155	$—	$—	$2,062,359,155
Debt Obligations
Asset-Backed Securities	—	5,790,734	18,173,512	23,964,246
Corporate Debt	—	154,718	—	154,718
U.S. Government Agency	—	—	295,226	295,226

TOTAL DEBT OBLIGATIONS	—	5,945,452	18,468,738	24,414,190

Short-Term Investments	27,117	—	—	27,117

Total Investments	2,062,386,272	5,945,452	18,468,738	2,086,800,462

Total	$2,062,386,272	$5,945,452	$18,468,738	$2,086,800,462

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 5.1% and (0.1)% of total net assets, respectively.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation)
					Change in	Net	Net		from Investments
	Balances as	Net	Accrued	Total	Unrealized	transfers	transfers	Balances as	Held as of
	of February	Purchases/	Discounts/	Realized	Appreciation	into Level	out of	of November	November 30,
	28, 2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	3*	Level 3*	30, 2010	2010
Debt Obligations
Asset-Backed Securities	$22,589,158	$(5,869,775)	$872,458	$777,479	$(195,808)	$—	$—	$18,173,512	$92,890
U.S. Government Agency	376,034	(83,333)	2,836	2,828	(3,139)	—	—	295,226	(3,139)

Total	$22,965,192	$(5,953,108)	$875,294	$780,307	$(198,947)	$—	$—	$18,468,738	$89,751

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds need to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of investments denominated in foreign currencies or that the U.S. dollar will decline in value relation to a foreign currency being hedged); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned (directly or indirectly) by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
At November 30, 2010, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Taiwan Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares		Description	Value ($)

		COMMON STOCKS — 97.8%

		Taiwan — 97.8%
	326,400	Asustek Computer Inc	2,817,491
	2,831,000	China Petrochemical Development Corp. *	2,819,082
	3,198,418	China Steel Corp	3,286,797
	5,676,996	Chinatrust Financial Holding Co Ltd	3,409,633
	3,211,931	Chunghwa Telecom Co Ltd	7,782,460
	3,572,500	Compal Electronics Inc	4,434,889
	771,000	Delta Electronics Inc	3,423,379
	1,005,507	Far Eastone Telecommunications Co Ltd	1,417,813
	2,761,900	First Financial Holding Co Ltd	1,846,027
	1,149,014	Hon Hai Precision Industry Co Ltd	4,081,928
	437,884	HTC Corp	12,111,982
	63,000	Largan Precision Co Ltd	1,395,204
	1,091,376	Lite-On Technology Corp	1,414,007
	1,192,000	Macronix International Co Ltd	714,459
	5,348,000	Mega Financial Holding Co Ltd	3,548,533
	2,966,180	Nan Ya Plastics Corp	6,602,049
	306,995	Novatek Microelectronics Corp Ltd	974,891
	1,121,888	Pegatron Corp *	1,533,811
	434,750	Powertech Technology Inc	1,374,063
	2,383,656	Quanta Computer Inc	4,678,140
	4,734,884	Taishin Financial Holding Co Ltd *	2,068,624
	1,093,000	Taiwan Glass Industrial Corp	1,272,761
	9,075,828	Taiwan Semiconductor Manufacturing Co Ltd	18,806,761
	1,000	TPK Holding Co Ltd *	21,783
	1,750,164	Wistron Corp	3,542,049
	1,351,879	WPG Holdings Co Ltd	2,509,682
	2,968,195	Ya Hsin Industrial Co Ltd * (a) (b)	—

		Total Taiwan	97,888,298

		TOTAL COMMON STOCKS (COST $84,352,171)	97,888,298

		INVESTMENT FUNDS — 0.5%

		United States— 0.5%
	32,922	iShares MSCI Taiwan Index Fund (c)	464,200

		TOTAL INVESTMENT FUNDS (COST $458,193)	464,200

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.9%

		Time Deposits— 1.9%
USD	1,000,000	Citibank (New York) Time Deposit, 0.21%, due 12/01/10	1,000,000
USD	938,039	HSBC Bank (New York) Time Deposit, 0.21%, due 12/01/10	938,039

		Total Time Deposits	1,938,039

		TOTAL SHORT-TERM INVESTMENTS (COST $1,938,039)	1,938,039

		TOTAL INVESTMENTS — 100.2%
		(COST $86,748,403)	100,290,537

		Other Assets and Liabilities (net) — (0.2%)	(171,757)

		TOTAL NET ASSETS — 100.0%	$100,118,780

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$87,702,453	$14,665,218	$(2,077,134)	$12,588,084

Notes to Schedule of Investments:
MSCI — Morgan Stanley Capital International

*	Non-income producing security.

(a)	Bankrupt issuer.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(c)	Represents an investment to equitize cash in the iShares® MSCI Taiwan Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Taiwan Index Fund invests in the Taiwanese market and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Taiwan Index. iShares® is a registered trademark of BlackRock. Neither BlackRock nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Taiwan Index Fund.
Currency Abbreviations:
USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held directly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.0% of net assets. The Fund classifies such securities (as defined below) as Level 3. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, 97.8% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: Certain of the Fund’s securities in Thailand were valued at the local price as adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010 :

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)		Total
Common Stocks
Taiwan	$21,783	$97,866,515	$0	*	$97,888,298

TOTAL COMMON STOCKS	21,783	97,866,515	0		97,888,298

Investment Funds
United States	464,200	—	—		464,200

TOTAL INVESTMENT FUNDS	464,200	—	—		464,200

Short-Term Investments	1,938,039	—	—		1,938,039

Total Investments	2,424,022	97,866,515	0		100,290,537

Total	$2,424,022	$97,866,515	$0		$100,290,537

*	Represents the interest in securities that are defaulted and have no value at November 30, 2010.

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.0% of total net assets.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation)
					Change in				from Investments
	Balances as	Net	Accrued	Total	Unrealized			Balances as	Still Held as of
	of February	Purchases/	Discounts/	Realized	Appreciation	Transfers	Transfers	of November	November 30,
	28, 2010	(Sales)	Premiums	Gain/(Loss)	(Depreciation)	into Level 3*	out of Level 3*	30, 2010	2010

Common Stocks
Taiwan	$928	$—	$—	$—	$(928)	$—	$—	$—	$(928)

Total	$928	$—	$—	$—	$(928)	$—	$—	$—	$(928)

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries. Certain characteristics of Taiwan’s economy and geographic location also make foreign investment risk particularly pronounced for the Fund. For example, Taiwan is a small island state with few raw material resources and limited land area and is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Taiwanese economy. Also, rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy. Taiwan’s economy also is intricately linked with economies of other Asian countries, which, similar to emerging market economies, are often characterized by over-extension of credit, frequent and pronounced currency fluctuations, devaluations and restrictions, rising unemployment, rapid fluctuation in, among other things, inflation, reliance on exports, and less efficient markets. Currency devaluations in any one country can have a significant effect on the entire region. Recently, the markets in some Asian countries have suffered significant downturns as well as significant volatility. Furthermore, increased political and social unrest in some Asian countries could cause further economic and market uncertainty in the entire region. In particular, the Taiwanese economy is dependent on the economies of Asia, mainly those of Japan and China, but also the United States as key trading partners. Reduction in spending by any of these countries on Taiwanese products and services or negative changes in any of these economies may have an adverse impact on the Taiwanese economy. Taiwan’s geographic proximity to the People’s Republic of China and Taiwan’s history of political contention with China have resulted in ongoing tensions with China, including the continual risk of war with China. These tensions may materially affect the Taiwanese economy and securities markets. All of these risks could reduce the value of an investment in Taiwan Fund.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund because it principally invests in investments tied economically to a single country.
• Market Disruption and Geopolitical Risk — Geopolitical events may disrupt securities markets and adversely affect global economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions could adversely affect the value of the Fund’s investments.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments at desirable prices and/or increased likelihood of honoring redemption requests in-kind); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell”

a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to local closing prices, and supplied by a third party vendor based on that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Tax-Managed International Equities Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 96.6%

	Australia — 2.8%
301,186	BlueScope Steel Ltd	555,644
174,362	Charter Hall Office (REIT)	473,262
55,034	Commonwealth Bank of Australia	2,541,206
484,938	Dexus Property Group (REIT)	362,242
1,147,737	Goodman Group (REIT)	703,368
343,612	GPT Group (REIT)	913,838
258,757	Intoll Group	374,159
302,836	Mirvac Group (REIT)	370,764
153,875	Qantas Airways Ltd *	387,239
16,086	Rio Tinto Ltd	1,263,002
324,485	Stockland (REIT)	1,140,110
87,104	Suncorp-Metway Ltd	752,643
56,959	TABCORP Holdings Ltd	387,113
856,064	Telstra Corp Ltd	2,303,581
13,839	Wesfarmers Ltd	416,289
32,916	Westfield Group (REIT)	382,715
33,113	Woodside Petroleum Ltd	1,328,510
14,458	Woolworths Ltd	371,280

	Total Australia	15,026,965

	Austria — 0.9%
2,165	BWIN Interactive Entertainment AG	90,741
13,405	Erste Group Bank AG	523,635
183,043	Immofinanz AG *	649,083
88,088	Immofinanz AG (Entitlement Shares) *	—
52,920	OMV AG	1,775,925
15,218	Raiffeisen International Bank Holding	745,648
20,435	Voestalpine AG	827,406

	Total Austria	4,612,438

	Belgium — 1.1%
155,985	Ageas	355,403
13,810	Anheuser-Busch InBev NV	754,990
1,998	Bekaert NV	189,099
34,388	Belgacom SA	1,161,833
19,580	Colruyt SA	977,690
9,590	Delhaize Group	655,749
67,881	Dexia SA *	248,548
16,629	KBC Groep NV *	581,967
6,642	Mobistar SA	386,724
16,435	Umicore	778,988

	Total Belgium	6,090,991

	Canada — 1.4%
18,900	Barrick Gold Corp	974,136
30,600	BCE Inc	1,034,656
94,300	EnCana Corp	2,611,611
23,800	Magna International Inc Class A	1,135,806
28,100	Penn West Energy Trust	609,602
36,600	Sun Life Financial Inc	987,599

	Total Canada	7,353,410

	Denmark — 1.8%
9,366	Carlsberg A/S Class B	883,987

45,266	Danske Bank A/S *	1,122,768
75,054	Novo-Nordisk A/S Class B	7,447,824
1,272	Novozymes A/S Class B	166,032

	Total Denmark	9,620,611

	Finland — 1.0%
10,529	Kone Oyj Class B	550,946
24,298	Metso Oyj	1,247,343
90,713	Nokia Oyj	838,879
11,128	Rautaruukki Oyj	201,515
12,300	Sampo Oyj Class A	300,744
90,578	Stora Enso Oyj Class R	780,030
16,622	Tieto Oyj	300,989
68,045	UPM—Kymmene Oyj	1,010,107
3,441	Wartsila Oyj	238,372

	Total Finland	5,468,925

	France — 10.3%
4,067	Air Liquide SA	475,551
12,828	ArcelorMittal	404,349
71,771	BNP Paribas	4,245,227
2,944	Bongrain SA	216,520
5,500	Carrefour SA	248,609
9,357	Casino Guichard-Perrachon SA	824,241
12,581	Dassault Systemes SA	859,874
15,284	Essilor International SA	954,565
1,613	Esso SAF	198,719
10,133	Eutelsat Communications	341,103
49,667	France Telecom SA	1,007,237
16,002	GDF Suez VVPR Strip *	21
6,902	Hermes International	1,305,508
10,797	L’Oreal SA	1,147,466
20,102	Lagardere SCA	741,780
21,678	Legrand SA	827,738
26,451	LVMH Moet Hennessy Louis Vuitton SA	4,006,309
3,100	Nexans SA	205,826
4,045	NYSE Euronext	110,966
36,124	PagesJaunes Groupe	320,312
10,826	PPR	1,719,669
10,209	Publicis Groupe SA	456,099
32,694	Renault SA *	1,712,213
58,430	Rhodia SA	1,536,045
22,853	Safran SA	715,061
208,123	Sanofi-Aventis	12,616,202
9,232	Schneider Electric SA	1,293,952
8,149	SES SA	188,294
39,189	Societe Generale	1,812,021
12,207	Technip SA	944,539
213,192	Total SA	10,348,450
6,300	Vallourec SA	596,704
119,174	Vivendi SA	2,901,759

	Total France	55,282,929

	Germany — 5.1%
17,638	Aixtron AG	534,054
16,187	Aurubis AG	781,821
16,715	BASF AG	1,244,294
31,581	Bayerische Motoren Werke AG	2,370,320
5,547	Beiersdorf AG	322,057

72,744	Daimler AG (Registered) *	4,697,777
14,377	Deutsche Lufthansa AG (Registered) *	305,448
13,832	Deutsche Post AG (Registered)	221,205
21,914	Deutsche Telekom AG (Registered)	280,311
97,091	E.ON AG	2,779,419
230,544	Infineon Technologies AG *	2,040,174
15,194	Kloeckner & Co AG *	380,002
25,633	Lanxess AG	1,801,646
14,089	MAN SE	1,648,803
17,999	MTU Aero Engines Holding AG	1,047,041
2,340	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	324,577
4,768	RWE AG	296,196
14,923	Salzgitter AG	956,363
48,398	SAP AG	2,254,273
7,692	Siemens AG (Registered)	838,401
6,911	Software AG	846,245
10,315	Stada Arzneimittel AG	326,819
37,961	Suedzucker AG	810,353

	Total Germany	27,107,599

	Greece — 0.5%
102,697	Alpha Bank A.E. *	568,668
39,978	EFG Eurobank Ergasias *	199,140
91,824	National Bank of Greece SA *	764,221
58,951	OPAP SA	947,921
20,009	Public Power Corp SA	277,841

	Total Greece	2,757,791

	Hong Kong — 1.5%
101,000	BOC Hong Kong Holdings Ltd	345,204
258,400	CLP Holdings Ltd	2,119,197
160,365	Esprit Holdings Ltd	767,768
260,000	Hong Kong Electric Holdings Ltd	1,666,787
188,000	Hong Kong & China Gas	457,334
80,000	Li & Fung Ltd	497,795
715,000	Pacific Basin Shipping Ltd	480,032
55,000	Swire Pacific Ltd	842,267
175,000	Yue Yuen Industrial Holdings	629,027

	Total Hong Kong	7,805,411

	Ireland — 0.7%
110,262	C&C Group Plc	445,189
93,450	CRH Plc	1,621,267
20,220	DCC Plc	527,542
24,471	Kerry Group Plc Class A	786,981
28,048	Smurfit Kappa Group Plc *	246,842

	Total Ireland	3,627,821

	Italy — 5.9%
16,309	Benetton Group SPA	95,206
72,586	Bulgari SPA	701,145
1,250,473	Enel SPA	5,874,808
563,756	ENI SPA	11,343,730
44,780	Fiat SPA	740,955
35,304	Fondiaria—Sai SPA	235,408
254,826	Intesa San Paolo	662,824
42,591	Maire Tecnimont SPA	166,873
223,415	Mediaset SPA	1,233,553
89,012	Mediobanca SPA	732,339

118,581	Milano Assicurazioni SPA	153,847
165,071	Parmalat SPA	410,566
34,178	Recordati SPA	294,197
48,378	Saipem SPA	2,014,336
250,459	Snam Rete Gas SPA	1,188,598
870,316	Telecom Italia SPA	1,070,973
1,553,914	Telecom Italia SPA-Di RISP	1,624,113
355,286	Terna SPA	1,456,086
897,664	UniCredit SPA	1,735,118

	Total Italy	31,734,675

	Japan — 23.7%
5,200	ABC-Mart Inc	176,412
197	Advance Residence Investment Corp (REIT) *	352,791
95,300	Aeon Co Ltd	1,160,850
35,000	Aisin Seiki Co Ltd	1,132,069
78,000	All Nippon Airways Co Ltd *	275,958
76,800	Alps Electric Co Ltd	754,257
13,000	Asahi Breweries Ltd	253,017
91,000	Asahi Glass Co Ltd	1,011,842
104,000	Asahi Kasei Corp	616,845
81,400	Astellas Pharma Inc	2,914,431
35,200	Canon Inc	1,656,170
35	Central Japan Railway Co	269,875
205,000	Cosmo Oil Co Ltd	580,584
127	CyberAgent Inc	235,815
49,500	Daiei Inc *	190,731
184,000	Daikyo Inc *	312,929
86,000	Dainippon Screen Manufacturing Co Ltd *	559,389
41,500	Daito Trust Construction Co Ltd	2,563,907
31,900	Dena Co Ltd	929,268
132,000	Denki Kagaku Kogyo K K	584,781
20,700	Don Quijote Co Ltd	596,473
39,000	Dowa Holdings Co Ltd	230,915
49,000	Ebara Corp *	208,605
29,900	Eisai Co Ltd	1,027,274
22,600	Electric Power Development Co Ltd	689,240
26,700	Fanuc Ltd	3,816,303
7,600	Fast Retailing Co Ltd	1,197,148
35,000	Fujitsu Ltd	224,251
216,000	Fuji Electric Holdings Co Ltd	576,103
157,000	Fuji Heavy Industries Ltd	1,157,826
23,500	Fuji Oil Co Ltd	318,773
73,000	Hanwa Co Ltd	277,249
577,000	Hitachi Ltd	2,721,229
96,800	Honda Motor Co Ltd	3,501,346
30,800	Hosiden Corp	310,131
147	INPEX Corp	754,622
353,000	Isuzu Motors Ltd	1,564,226
252,000	Itochu Corp	2,333,757
345	Japan Retail Fund Investment Corp (REIT)	554,433
14,700	JFE Holdings Inc	466,137
576,600	JX Holdings Inc	3,562,385
22,460	K’s Holdings Corp	584,793
322,000	Kajima Corp	801,621
62,000	Kamigumi Co Ltd	478,073
88,900	Kao Corp	2,226,005
229,000	Kawasaki Kisen Kaisha Ltd	955,703
418	KDDI Corp	2,385,008

187,000	Kobe Steel Ltd	423,498
48,800	Komatsu Ltd	1,348,640
7,800	Kyocera Corp	793,866
13,000	Kyudenko Corp	76,147
7,700	Lawson Inc	341,091
33,000	Leopalace21 Corp *	59,378
231,000	Marubeni Corp	1,495,181
325,000	Mazda Motor Corp	900,485
254,000	Mitsubishi Chemical Holdings Corp	1,458,018
60,900	Mitsubishi Corp	1,537,475
142,000	Mitsubishi Electric Corp	1,402,815
20,350	Mitsubishi UFJ Lease & Finance Co Ltd	742,966
63,400	Mitsui & Co Ltd	988,652
329,000	Mitsui Mining & Smelting Co Ltd	996,931
217,000	Mitsui OSK Lines Ltd	1,489,850
857,200	Mizuho Financial Group Inc	1,353,980
19,500	Murata Manufacturing Co Ltd	1,188,405
21,000	Nagase & Co	234,141
178	Net One Systems Co Ltd	232,762
5,600	Nidec Corp	558,860
4,200	Nintendo Co Ltd	1,138,745
19,000	Nippon Corp	123,687
65,100	Nippon Telegraph & Telephone Corp	2,951,223
62,500	Nippon Yakin Koguo Co Ltd *	174,510
288,000	Nippon Yusen KK	1,254,894
254,700	Nissan Motor Co Ltd	2,382,186
24,000	Nisshinbo Holdings Inc	246,629
9,550	Nitori Co Ltd	841,412
27,300	Nitto Denko Corp	1,129,924
2,114	NTT Docomo Inc	3,430,446
111,000	Obayashi Corp	460,124
19,300	Omron Corp	475,551
12,000	Ono Pharmaceutical Co Ltd	530,091
31,020	ORIX Corp	2,645,798
368,000	Osaka Gas Co Ltd	1,375,451
31,000	Pacific Metals Co Ltd	234,382
169,100	Pioneer Corp *	655,998
10,440	Point Inc	458,097
215,500	Resona Holdings Inc	1,315,197
82,400	Ricoh Company Ltd	1,157,314
80,100	Round One Corp	406,553
14,200	Ryohin Keikaku Co Ltd	555,556
7,600	Ryosan Co	182,847
28,100	Sankyo Co Ltd	1,486,557
26,700	Secom Co Ltd	1,187,792
23,500	Sega Sammy Holdings Inc	395,329
66,500	Seven & I Holdings Co Ltd	1,624,683
4,600	Shimamura Co Ltd	419,768
5,700	SMC Corp	903,792
36,800	SoftBank Corp	1,274,155
344,500	Sojitz Corp	665,074
13,200	Sony Corp	467,957
226,800	Sumitomo Corp	2,952,341
305,423	Sumitomo Trust & Banking Co Ltd	1,620,725
332,000	Taisei Corp	747,617
19,000	Taisho Pharmaceutical Co Ltd	394,652
160,300	Takeda Pharmaceutical Co Ltd	7,442,845
112,000	Tokyo Gas Co Ltd	488,452
74,500	Tokyo Steel Manufacturing Co	753,322
165,000	Tokyo Tatemono Co Ltd	646,896

69,000	TonenGeneral Sekiyu KK	678,807
150,000	Tosoh Corp	420,139
101,900	Toyota Motor Corp	3,949,936
68,600	Toyota Tsusho Corp	1,112,472
20,700	Unicharm Corp	807,299
81,800	UNY Co Ltd	738,147
7,780	USS Co Ltd	563,472
1,632	Yahoo Japan Corp	585,239
23,840	Yamada Denki Co Ltd	1,514,563
64,500	Yamaha Motor Co Ltd *	922,962
46,000	Zeon Corp	369,656

	Total Japan	126,935,955

	Malta — 0.0%
1,718,063	BGP Holdings Plc *	—

	Netherlands — 2.3%
17,164	ASML Holding NV	558,617
6,178	Boskalis Westminster	264,629
27,844	CSM	844,399
3,771	Fugro NV	254,027
4,124	Heineken Holding NV	165,752
31,153	Heineken NV	1,441,243
580,777	ING Groep NV *	5,122,222
27,505	Koninklijke Ahold NV	332,574
56,813	Koninklijke BAM Groep NV	302,124
16,632	Koninklijke DSM NV	811,328
72,806	Koninklijke Philips Electronics NV	1,968,546
9,553	Unilever NV	269,284

	Total Netherlands	12,334,745

	New Zealand — 0.3%
125,132	Fletcher Building Ltd	738,382
658,907	Telecom Corp of New Zealand	1,057,854

	Total New Zealand	1,796,236

	Norway — 0.4%
23,130	Acergy SA	460,624
71,315	DnB NOR ASA	872,707
15,844	Frontline Ltd	414,546
11,446	Statoil ASA	226,984
22,221	Telenor ASA	319,536

	Total Norway	2,294,397

	Singapore — 3.7%
712,000	CapitaCommercial Trust (REIT)	802,757
228,000	Cosco Corp	348,291
454,000	Ezra Holdings Ltd	566,565
106,000	Fraser & Neave Ltd	482,129
887,000	Genting Singapore Plc *	1,336,170
4,598,000	Golden Agri-Resources Ltd	2,522,480
223,000	Ho Bee Investment Ltd	263,267
68,000	Indofood Agri Resources Ltd *	136,270
370,200	Jaya Holdings Ltd *	201,661
154,000	Keppel Corp Ltd	1,242,496
161,000	Keppel Land Ltd	578,810
747,500	Neptune Orient Lines Ltd *	1,226,726
676,000	Noble Group Ltd	1,048,134
187,000	Oversea-Chinese Banking Corp Ltd	1,406,017

407,000	SembCorp Marine Ltd	1,500,021
48,000	Singapore Airlines Ltd	560,140
186,000	Singapore Exchange Ltd	1,213,805
335,000	Singapore Press Holdings Ltd	1,062,803
829,670	Singapore Telecommunications	1,945,948
546,001	Suntec Real Estate Investment Trust (REIT)	587,044
391,000	Swiber Holdings Ltd *	287,021
19,000	United Overseas Bank Ltd	266,267
54,000	Venture Corp Ltd	368,502

	Total Singapore	19,953,324

	Spain — 1.3%
63,441	Banco Bilbao Vizcaya Argentaria SA	582,788
90,290	Banco Popular Espanol SA	459,044
110,863	Banco Santander SA	1,056,842
19,198	Gas Natural SDG SA	259,090
85,496	Iberdrola SA	585,534
22,039	Inditex SA	1,662,288
104,342	Repsol YPF SA	2,515,168

	Total Spain	7,120,754

	Sweden — 3.7%
41,320	Alfa Laval AB	725,903
39,690	Assa Abloy AB Class B	1,065,517
42,420	Atlas Copco AB	834,420
93,076	Atlas Copco AB Class A	2,055,330
78,570	Hennes & Mauritz AB Class B	2,657,902
6,996	Modern Times Group AB Class B	510,675
113,926	Sandvik AB	1,929,216
42,403	Scania AB Class B	866,750
168,930	Skandinaviska Enskilda Banken AB Class A	1,227,324
33,701	Skanska AB Class B	599,549
39,128	SKF AB Class B	1,041,857
11,563	Svenska Handelsbanken AB Class A	345,513
161,311	Swedbank AB Class A *	2,039,993
25,856	Swedish Match AB	722,189
29,390	Tele2 AB Class B	587,669
56,462	Trelleborg AB Class B	544,775
125,140	Volvo AB Class B *	1,819,186

	Total Sweden	19,573,768

	Switzerland — 6.5%
2,523	Bobst Group AG (Registered) *	109,707
72,126	Compagnie Financiere Richemont SA Class A	3,890,279
173,968	Nestle SA (Registered)	9,451,593
222,602	Novartis AG (Registered)	11,855,040
32,991	Roche Holding AG (Non Voting)	4,524,193
6,641	Swatch Group AG	2,665,865
2,252	Swisscom AG (Registered)	918,676
10,518	Synthes Inc	1,287,558

	Total Switzerland	34,702,911

	United Kingdom — 21.7%
47,044	3i Group Plc	218,540
44,297	Aggreko Plc	1,010,049
79,832	Amlin Plc	467,168
17,063	Anglo American Plc	748,330
255,800	ARM Holdings Plc	1,584,380
22,385	Associated British Foods Plc	369,636

298,333	AstraZeneca Plc	13,945,470
434,678	Barclays Plc	1,746,422
153,272	BG Group Plc	2,771,056
60,765	BHP Billiton Plc	2,159,204
419,744	BP Plc	2,801,789
52,050	British American Tobacco Plc	1,889,624
72,247	British Sky Broadcasting Group Plc	811,712
1,228,978	BT Group Plc	3,251,330
126,276	Burberry Group Plc	1,957,846
54,926	Capita Group Plc	557,572
7,965	Carnival Plc	326,643
284,183	Centrica Plc	1,358,046
197,295	Cobham Plc	591,151
195,383	Compass Group Plc	1,689,679
40,149	Cookson Group Plc *	336,476
93,556	Diageo Plc	1,670,362
575,237	Dixons Retail Plc *	226,093
147,071	Drax Group Plc	810,201
60,184	Eurasian Natural Resources Corp	822,405
26,699	Experian Plc	305,398
28,751	FirstGroup Plc	161,670
926,382	GlaxoSmithKline Plc	17,546,563
259,984	Home Retail Group Plc	815,770
92,799	HSBC Holdings Plc	939,080
16,093	IMI Plc	214,932
10,148	Imperial Tobacco Group Plc	297,978
92,859	Inchcape Plc *	469,227
26,347	Intertek Group Plc	744,102
40,448	J Sainsbury Plc	223,940
44,115	Kazakhmys Plc	949,492
150,469	Legal & General Group Plc	214,048
1,897,637	Lloyds Banking Group Plc *	1,792,242
206,704	Man Group Plc	850,990
55,775	Next Plc	1,746,142
74,040	Old Mutual Plc	136,444
54,249	Pearson Plc	782,448
35,724	Petrofac Ltd	773,704
271,282	Punch Taverns Plc *	258,361
34,328	Reckitt Benckiser Group Plc	1,819,573
74,895	Reed Elsevier Plc	593,997
77,461	Rio Tinto Plc	4,938,397
5,820,032	Rolls—Royce Group Plc C Shares (London) *	9,053
90,938	Rolls—Royce Group Plc *	861,589
188,582	Royal Dutch Shell Group Class A (Amsterdam)	5,677,327
127,816	Royal Dutch Shell Plc A Shares (London)	3,852,138
183,501	Royal Dutch Shell Plc B Shares (London)	5,454,235
20,325	SABMiller Plc	643,570
156,433	Sage Group Plc (The)	626,681
54,040	Scottish & Southern Energy Plc	941,985
47,755	Shire Plc	1,118,973
128,530	Smith & Nephew Plc	1,167,501
72,945	Standard Chartered Plc	1,964,989
88,180	Tesco Plc	568,957
71,541	Travis Perkins Plc	900,551
14,465	Unilever Plc	400,492
2,617,099	Vodafone Group Plc	6,529,412
31,166	Weir Group Plc (The)	843,800
253,927	William Hill Plc	614,983
62,961	Wolseley Plc *	1,683,415
82,850	WPP Plc	918,143

	36,742	Xstrata Plc	737,652
	287,645	Yell Group Plc *	53,466

		Total United Kingdom	116,264,594

		TOTAL COMMON STOCKS (COST $460,893,118)	517,466,250

		PREFERRED STOCKS — 1.3%

		Germany — 1.3%
	34,060	Henkel AG & Co KGaA 1.09%	2,088,770
	25,650	Porsche Automobil Holding SE 0.16%	1,918,977
	36,657	ProSiebenSat.1 Media AG 0.09%	968,841
	12,052	Volkswagen AG 1.30%	1,932,528

		Total Germany	6,909,116

		TOTAL PREFERRED STOCKS (COST $5,142,593)	6,909,116

Par Value		Description	Value ($)

		SHORT-TERM INVESTMENTS — 1.9%

		Time Deposits — 1.9%
HKD	77,510	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/10	9,982
JPY	36,112,300	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/10	431,501
AUD	28,889	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.64%, due 12/01/10	27,690
CAD	12,190	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.96%, due 12/01/10	11,874
EUR	4,677,880	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.33%, due 12/01/10	6,072,121
GBP	27,674	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.48%, due 12/01/10	43,046
NZD	30,981	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.95%, due 12/01/10	23,036
NOK	58,184	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.81%, due 12/01/10	9,366
SEK	66,945	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.87%, due 12/01/10	9,519
SGD	32,790	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.03%, due 12/01/10	24,835
CHF	181,647	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.02%, due 12/01/10	180,987
DKK	53,621	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.30%, due 12/01/10	9,338
EUR	2,304,590	Citibank (New York) Time Deposit, 0.33%, due 12/01/10	2,991,473
USD	336,800	HSBC Bank (New York) Time Deposit, 0.21%, due 12/01/10	336,800

		Total Time Deposits	10,181,568

		TOTAL SHORT-TERM INVESTMENTS (COST $10,181,568)	10,181,568

		TOTAL INVESTMENTS — 99.8% (COST $476,217,279)	534,556,934

		Other Assets and Liabilities (net) — 0.2%	1,040,799

		TOTAL NET ASSETS — 100.0%	$535,597,733

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$478,554,608	$81,244,940	$(25,242,614)	$56,002,326
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$—	$1,370,089	$1,370,089	$89	$—	$—

Totals	$—	$1,370,089	$1,370,089	$89	$—	$—

Notes to Schedule of Investments:
REIT — Real Estate Investment Trust

*	Non-income producing security.
Currency Abbreviations:
AUD — Australian Dollar
CAD — Canadian Dollar
CHF — Swiss Franc
DKK — Danish Krone
EUR — Euro
GBP — British Pound
HKD — Hong Kong Dollar
JPY — Japanese Yen
NOK — Norwegian Krone
NZD — New Zealand Dollar
SEK — Swedish Krona
SGD — Singapore Dollar
USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign equity securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, 96.5% of the net assets of the Fund were valued using fair value prices based on those adjustments and are classified as using Level 2 inputs in the table below. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include: fair value adjustments applied to local closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs
Description	(Level 1)	(Level 2)		(Level 3)	Total
Common Stocks
Australia	$—	$15,026,965		$—	$15,026,965
Austria	—	4,612,438		—	4,612,438
Belgium	—	6,090,991		—	6,090,991
Canada	7,353,410	—		—	7,353,410
Denmark	—	9,620,611		—	9,620,611
Finland	—	5,468,925		—	5,468,925
France	21	55,282,908		—	55,282,929
Germany	—	27,107,599		—	27,107,599
Greece	—	2,757,791		—	2,757,791
Hong Kong	—	7,805,411		—	7,805,411
Ireland	—	3,627,821		—	3,627,821
Italy	—	31,734,675		—	31,734,675
Japan	—	126,935,955		—	126,935,955
Malta	—	0	*	—	0
Netherlands	—	12,334,745		—	12,334,745
New Zealand	—	1,796,236		—	1,796,236
Norway	—	2,294,397		—	2,294,397
Singapore	—	19,953,324		—	19,953,324
Spain	—	7,120,754		—	7,120,754
Sweden	—	19,573,768		—	19,573,768
Switzerland	—	34,702,911		—	34,702,911
United Kingdom	—	116,264,594		—	116,264,594

TOTAL COMMON STOCKS	7,353,431	510,112,819		—	517,466,250

Preferred Stocks
Germany	—	6,909,116		—	6,909,116

TOTAL PREFERRED STOCKS	—	6,909,116		—	6,909,116

Short-Term Investments	10,181,568	—		—	10,181,568

Total Investments	17,534,999	517,021,935		—	534,556,934

Total	$17,534,999	$517,021,935		$—	$534,556,934

*	Represents the interest in securities that have no value at November 30, 2010

The Fund held no investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and an investor may incur tax liabilities that exceed their economic return. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund needs to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.
Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Liquidity Risk (difficulty in selling Fund investments at desirable prices and/or increased likelihood of honoring redemption requests in kind); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).

Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Funds also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2010, the Fund used forward currency contracts to manage against anticipated currency exchange rate changes and adjust exposure to foreign currencies. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because regular trading on many foreign exchanges closes prior to the close of the NYSE, closing prices for foreign futures contracts on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to local closing prices, and supplied by a third party vendor based on that vendor’s proprietary models. During the period ended November 30, 2010, the Fund used futures contracts to adjust exposure to certain securities markets and maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2010, the Fund used purchased call option contracts as a substitute for direct equity investment (when paired with written put options). The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended November 30, 2010, the Fund used written put option contracts as a substitute for direct equity investment (when paired with purchased call options). The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended November 30, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal	Number		Principal	Number
	Amount of	of		Amount of	of
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	(1,047,916)	—	$(491,823)	—	—	$—
Options written	—	—	—	—	—	—
Options exercised	—	—	—
Options expired	1,047,916	—	491,823	—	—	—
Options sold	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. During the period ended November 30, 2010, the Fund held rights and warrants received as a result of a corporate action. The Fund held no rights or warrants at the end of the period.

The volume of derivative activity, based on absolute values (forward currency contracts, futures contracts, and rights and warrants) or principal amounts (options) outstanding at each month-end, was as follows for the period ended November 30, 2010:

	Forward
	Currency	Futures		Rights/
	Contracts	Contracts	Options	Warrants
Average amount outstanding	$3,953,917	$5,797,987	$2,224,846	$24,193

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Tax-Managed U.S. Equities Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 98.2%

	Automobiles & Components — 0.4%
100	Autoliv, Inc.	7,342
600	Dana Holding Corp.*	9,066
1,200	Ford Motor Co.*	19,128
300	Harley-Davidson, Inc.	9,384
200	TRW Automotive Holdings Corp.*	9,498

	Total Automobiles & Components	54,418

	Banks — 0.4%
1,400	CapitalSource, Inc.	9,044
300	CIT Group, Inc.*	11,838
600	New York Community Bancorp, Inc.	10,080
400	PNC Financial Services Group, Inc.	21,540
1,300	Regions Financial Corp.	6,994

	Total Banks	59,496

	Capital Goods — 4.9%
2,300	3M Co.	193,154
600	Boeing Co.	38,262
200	Caterpillar, Inc.	16,920
100	Cooper Industries Plc	5,450
100	Cummins, Inc.	9,712
1,400	Danaher Corp.	60,550
100	Dover Corp.	5,481
200	Eaton Corp.	19,280
400	Emerson Electric Co.	22,028
200	Fastenal Co.	10,704
4,400	General Electric Co.	69,652
1,100	General Dynamics Corp.	72,699
100	Goodrich Corp.	8,577
200	Honeywell International, Inc.	9,942
200	Ingersoll-Rand Plc	8,200
100	Joy Global, Inc.	7,632
200	L-3 Communications Holdings, Inc.	14,066
160	Lockheed Martin Corp.	10,886
80	NACCO Industries, Inc.-Class A	7,409
100	Navistar International Corp.*	5,118
400	Northrop Grumman Corp.	24,672
100	Parker Hannifin Corp.	8,023
180	Precision Castparts Corp.	24,853
200	Primoris Services Corp.	1,768
200	Raytheon Co.	9,250
400	Rockwell Collins, Inc.	22,424
400	Spirit Aerosystems Holdings, Inc.-Class A*	7,788
400	Textron, Inc.	8,944
500	United Technologies Corp.	37,635

	Total Capital Goods	741,079

	Commercial & Professional Services — 0.6%
300	Copart, Inc.*	10,644
100	Dun & Bradstreet Corp.	7,534
100	IHS, Inc.-Class A*	7,232
300	M&F Worldwide Corp.*	7,065
100	Manpower, Inc.	5,632
500	Pitney Bowes, Inc.	10,970
300	Rollins, Inc.	8,106

400	RR Donnelley & Sons Co.	6,304
300	Stericycle, Inc.*	22,170
300	Verisk Analytics, Inc.-Class A*	9,081

	Total Commercial & Professional Services	94,738

	Consumer Durables & Apparel — 1.8%
400	American Greetings Corp.-Class A	8,028
700	Coach, Inc.	39,578
150	Deckers Outdoor Corp.*	11,535
100	Fortune Brands, Inc.	5,909
100	Fossil, Inc.*	6,765
200	Hasbro, Inc.	9,532
300	Mattel, Inc.*	7,752
100	Mohawk Industries, Inc.*	5,254
1,600	Nike, Inc.-Class B	137,808
300	Skechers U.S.A., Inc.*	6,927
200	Stanley Black & Decker, Inc.	11,906
200	VF Corp.	16,576

	Total Consumer Durables & Apparel	267,570

	Consumer Services — 2.5%
700	Apollo Group, Inc.-Class A*	23,800
200	Choice Hotels International, Inc.	7,450
200	Darden Restaurants, Inc.	9,790
100	ITT Educational Services, Inc.*	5,849
400	Las Vegas Sands Corp.*	20,032
3,200	McDonald’s Corp.	250,560
600	MGM Mirage*	7,338
200	Royal Caribbean Cruises Ltd.*	8,050
100	Starwood Hotels & Resorts Worldwide, Inc.	5,684
50	Strayer Education, Inc.	6,794
200	Weight Watchers International, Inc.	6,848
300	Wyndham Worldwide Corp.	8,625
110	Wynn Resorts Ltd.	11,121
300	Yum! Brands, Inc.	15,024

	Total Consumer Services	386,965

	Diversified Financials — 0.3%
1,300	American Capital Ltd.*	9,347
200	GAMCO Investors, Inc.- Class A	8,810
600	Safeguard Scientifics, Inc.*	8,832
1,000	SLM Corp.*	11,550
200	Towers Watson & Co.-Class A	10,040

	Total Diversified Financials	48,579

	Energy — 2.4%
300	Chevron Corp.	24,291
100	Cimarex Energy Co.	8,054
300	Complete Production Services, Inc.*	8,535
100	Concho Resources Inc.*	8,275
2,174	ConocoPhillips	130,810
120	Diamond Offshore Drilling, Inc.	7,771
300	Energy XXI Bermuda Ltd.*	7,395
900	Exxon Mobil Corp.	62,604
300	Forest Oil Corp.*	10,266
300	Marathon Oil Corp.	10,041
200	National Oilwell Varco, Inc.	12,258
200	Occidental Petroleum Corp.	17,634
200	Oil States International, Inc.*	11,866

200	Pioneer Natural Resources Co.	16,022
100	Rowan Cos, Inc.*	3,015
400	Ship Finance International Ltd.	8,684
200	Sunoco, Inc.	8,028
200	Valero Energy Corp.	3,896

	Total Energy	359,445

	Food & Staples Retailing — 6.2%
500	Costco Wholesale Corp.	33,805
500	CVS Caremark Corp.	15,500
1,000	Kroger Co. (The)	23,550
600	Safeway, Inc.	13,794
700	Supervalu, Inc.	6,328
2,300	Sysco Corp.	66,746
3,600	Walgreen Co.	125,460
12,200	Wal—Mart Stores, Inc.	659,898

	Total Food & Staples Retailing	945,081

	Food, Beverage & Tobacco — 10.1%
8,100	Altria Group, Inc.	194,400
500	Brown-Forman Corp.-Class B	32,710
900	Campbell Soup Co.	30,510
800	Coca-Cola Enterprises, Inc.	19,320
7,300	Coca—Cola Co. (The)	461,141
200	Dr Pepper Snapple Group, Inc.	7,326
300	Flowers Foods, Inc.	7,860
2,100	General Mills, Inc.	74,193
400	Hansen Natural Corp.*	21,288
800	Hershey Co. (The)	37,440
500	HJ Heinz Co.	24,135
400	Hormel Foods Corp.	19,632
100	J.M. Smucker Co. (The)	6,325
1,300	Kellogg Co.	63,999
800	Kraft Foods, Inc.-Class A	24,200
500	Lorillard, Inc.	39,790
400	McCormick & Co., Inc. (Non Voting)	17,604
300	Mead Johnson Nutrition Co.	17,871
5,430	PepsiCo, Inc.	350,941
900	Philip Morris International, Inc.	51,201
600	Reynolds American, Inc.	18,564
1,000	Sara Lee Corp.	15,000

	Total Food, Beverage & Tobacco	1,535,450

	Health Care Equipment & Services — 8.5%
800	Aetna, Inc.	23,696
200	AMERIGROUP Corp.*	8,606
1,000	AmerisourceBergen Corp.	30,850
1,800	Baxter International, Inc.	87,390
900	Becton, Dickinson & Co.	70,137
300	C.R. Bard, Inc.	25,455
1,000	Cardinal Health, Inc.	35,580
300	CareFusion Corp.*	6,861
200	Cerner Corp.*	17,572
300	Coventry Health Care, Inc.*	7,596
500	DENTSPLY International, Inc.	15,460
500	Edwards Lifesciences Corp.*	33,180
1,100	Express Scripts, Inc.*	57,299
200	Gen-Probe, Inc.*	10,372
300	Health Net, Inc.*	8,100

300	Healthspring, Inc.*	8,049
300	Henry Schein, Inc.*	17,229
200	Hill-Rom Holdings, Inc.	7,916
500	Humana, Inc.*	28,020
200	Idexx Laboratories, Inc.*	12,842
200	Kinetic Concepts, Inc.*	7,942
400	Laboratory Corp. of America Holdings*	32,812
300	Lincare Holdings, Inc.	7,725
400	McKesson Corp.	25,560
200	Mednax, Inc.*	12,240
4,200	Medtronic, Inc.	140,826
400	NxStage Medical, Inc.*	8,656
400	Omnicare, Inc.	9,224
300	Owens & Minor, Inc.	8,475
400	Patterson Cos., Inc.	11,892
600	Quest Diagnostics, Inc.	29,592
600	ResMed, Inc.*	19,170
200	STERIS Corp.	6,882
1,500	Stryker Corp.	75,135
1,100	St Jude Medical, Inc.*	42,559
5,321	UnitedHealth Group, Inc.	194,323
400	Varian Medical Systems, Inc.*	26,332
400	VCA Antech, Inc.*	8,738
300	WellCare Health Plans, Inc.*	8,445
1,000	WellPoint, Inc.*	55,740
700	Zimmer Holdings, Inc.*	34,482

	Total Health Care Equipment & Services	1,278,960

	Household & Personal Products — 5.8%
600	Avon Products, Inc.	17,136
200	Church & Dwight Co., Inc.	13,050
500	Clorox Co.	30,905
1,700	Colgate—Palmolive Co.	130,135
600	Estee Lauder Cos. (The), Inc.-Class A	44,952
100	Herbalife Ltd.	6,863
1,200	Kimberly—Clark Corp.	74,268
9,200	Procter & Gamble Co. (The)	561,844

	Total Household & Personal Products	879,153

	Insurance — 1.8%
100	ACE, Ltd.	5,852
100	Allied World Assurance Co. Holdings Ltd.	5,874
300	American Financial Group, Inc.	9,231
700	American International Group, Inc.*	28,903
200	Aon Corp.	8,024
100	Arch Capital Group Ltd.*	9,030
300	Aspen Insurance Holdings Ltd.	8,670
200	Assurant, Inc.	7,054
400	Brown & Brown, Inc.	9,148
100	Chubb Corp.	5,701
1,500	CNO Financial Group, Inc.*	8,775
200	Endurance Specialty Holdings Ltd.	8,822
600	Genworth Financial, Inc.-Class A*	6,996
400	Hartford Financial Services Group (The), Inc.	8,904
300	Lincoln National Corp.	7,164
700	MBIA, Inc.*	6,993
100	PartnerRe Ltd.	7,750
400	Prudential Financial, Inc.	20,272
100	RenaissanceRe Holdings Ltd.	6,028

800	Symetra Financial Corp.	9,680
100	Torchmark Corp.	5,747
200	Transatlantic Holdings, Inc.	10,120
800	Travelers Cos. (The), Inc.	43,192
300	Unitrin, Inc.	7,098
300	Unum Group	6,447
300	Validus Holdings Ltd.	8,763

	Total Insurance	270,238

	Materials — 1.1%
200	Ashland, Inc.	10,176
70	CF Industries Holdings, Inc.	8,454
100	Cliffs Natural Resources, Inc.	6,834
100	Cytec Industries, Inc.	4,783
100	Domtar Corp.	7,592
200	Dow Chemical Co. (The)	6,236
600	Ecolab, Inc.	28,686
700	Huntsman Corp.	10,829
200	Kaiser Aluminum Corp.	9,380
400	LSB Industries, Inc.*	9,224
100	Lubrizol Corp.	10,456
100	PPG Industries, Inc.	7,796
100	Sherwin-Williams Co. (The)	7,417
300	Sigma—Aldrich Corp.	18,966
180	United States Steel Corp.	8,750
400	Valhi, Inc.	9,420

	Total Materials	164,999

	Media — 1.7%
300	Arbitron, Inc.	8,766
300	Cablevision Systems Corp.-Class A	9,501
700	CBS Corp.-Class B (Non Voting)	11,788
700	Clear Channel Outdoor Holdings, Inc.-Class A*	9,618
2,300	Comcast Corp.-Class A	46,000
100	DirectTV — Class A*	4,153
700	Gannett Co., Inc.	9,177
200	Interpublic Group of Cos. (The), Inc.*	2,130
300	Liberty Global, Inc.-Class A*	10,578
100	Liberty Media Corp. Capital-Class A*	5,758
500	Liberty Media Corp.-Interactive-Class A*	7,730
400	McGraw-Hill Cos. (The), Inc.	13,796
300	Scholastic Corp.	8,430
1,000	Sinclair Broadcast Group, Inc.	7,750
400	Time Warner Cable, Inc.	24,616
1,200	Time Warner, Inc.	35,388
200	Valassis Communications, Inc.*	6,510
600	Viacom, Inc.-Class B	22,698
400	Walt Disney Co. (The)	14,604
19	Washington Post Co. (The)-Class B	7,163

	Total Media	266,154

	Pharmaceuticals, Biotechnology & Life Sciences — 19.2%
5,600	Abbott Laboratories	260,456
1,200	Allergan, Inc.	79,524
3,600	Amgen, Inc.*	189,684
500	Biogen Idec, Inc.*	31,985
6,900	Bristol—Myers Squibb Co.	174,156
100	Cephalon, Inc.*	6,349
200	Covance, Inc.*	8,982

6,300	Eli Lilly & Co.	212,058
700	Endo Pharmaceuticals Holdings, Inc.*	25,207
700	Enzon Pharmaceuticals, Inc.*	7,784
1,700	Forest Laboratories, Inc.*	54,213
100	Genzyme Corp.*	7,122
2,800	Gilead Sciences, Inc.*	102,200
100	Hospira, Inc.*	5,626
400	Impax Laboratories, Inc.*	7,160
8,700	Johnson & Johnson	535,485
13,561	Merck & Co., Inc.	467,448
120	Mettler-Toledo International, Inc.*	17,422
500	Mylan, Inc.*	9,782
100	Perrigo Co.	6,024
39,864	Pfizer, Inc.	649,384
500	Pharmaceutical Product Development, Inc.	12,460
100	Techne Corp.	6,007
400	Theravance, Inc.*	9,992
200	Thermo Fisher Scientific, Inc.*	10,172
300	Waters Corp.*	23,061

	Total Pharmaceuticals, Biotechnology & Life Sciences	2,919,743

	Real Estate — 1.2%
500	Annaly Capital Management, Inc. REIT	9,095
300	Apartment Investment & Management Co.-Class A REIT	7,236
800	Ashford Hospitality Trust, Inc. REIT*	7,520
70	AvalonBay Communities, Inc. REIT	7,723
100	Boston Properties, Inc. REIT	8,380
600	Developers Diversified Realty Corp. REIT	7,698
300	Equity Residential REIT	14,994
600	Forest City Enterprises, Inc.-Class A REIT*	9,210
500	General Growth Properties, Inc. REIT	8,095
1,400	Hersha Hospitality Trust REIT	8,582
500	Host Hotels & Resorts, Inc. REIT	8,240
100	Jones Lang LaSalle, Inc.	7,982
500	Kimco Realty Corp. REIT	8,330
200	Macerich Co. (The) REIT	9,268
100	Public Storage REIT	9,660
200	Simon Property Group, Inc. REIT	19,700
100	SL Green Realty Corp. REIT	6,540
800	Sunstone Hotel Investors, Inc. REIT*	7,616
400	UDR, Inc. REIT	8,920
100	Vornado Realty Trust REIT	8,158

	Total Real Estate	182,947

	Retailing — 2.1%
200	Advance Auto Parts, Inc.	13,198
400	AutoNation, Inc.*	10,452
80	AutoZone, Inc.*	20,753
500	Best Buy Co., Inc.	21,360
100	Childrens Place Retail Stores (The), Inc.*	5,191
100	Dillard’s, Inc.-Class A	3,118
300	Dollar Tree, Inc.*	16,485
200	Family Dollar Stores, Inc.	10,040
400	Genuine Parts Co.	19,256
1,200	Home Depot, Inc.	36,252
500	Limited Brands, Inc.	16,835
600	Macy’s, Inc.	15,408
40	Netflix, Inc.*	8,236
200	O’Reilly Automotive, Inc.*	12,036

500	OfficeMax, Inc.*	8,545
300	PetSmart, Inc.	11,358
400	RadioShack Corp.	7,380
400	Sears Holdings Corp.*	26,200
200	Target Corp.	11,388
700	TJX Cos. (The), Inc.	31,927
200	Tractor Supply Co.	8,494
200	Williams-Sonoma, Inc.	6,654

	Total Retailing	320,566

	Software & Services — 18.4%
1,200	Accenture Plc.-Class A	51,984
1,000	Adobe Systems, Inc.*	27,730
200	Akamai Technologies, Inc.*	10,438
700	AMDOCS Ltd.*	18,200
200	Ansys, Inc.*	9,700
900	Automatic Data Processing, Inc.	40,113
400	BMC Software, Inc.*	17,760
400	Broadridge Financial Solutions, Inc.	8,236
300	Citrix Systems, Inc.*	19,926
800	Cognizant Technology Solutions Corp.-Class A*	51,984
100	Computer Sciences Corp.	4,463
700	Convergys Corp.*	9,023
4,661	eBay, Inc.*	135,775
200	Factset Research Systems, Inc.	17,734
400	Global Payments, Inc.	16,624
1,150	Google, Inc.-Class A*	639,067
200	Informatica Corp.*	8,256
1,460	International Business Machines Corp.	206,532
1,200	Intuit, Inc.*	53,868
300	Jack Henry & Associates, Inc.	8,202
80	MasterCard, Inc.-Class A	18,962
300	Micros Systems, Inc.*	13,116
28,800	Microsoft Corp.	726,048
19,500	Oracle Corp.	527,280
1,200	Paychex, Inc.	34,248
300	Quest Software, Inc.*	7,590
500	SAIC, Inc.*	7,660
110	Salesforce.com, Inc.*	15,314
2,300	Symantec Corp.*	38,640
700	Total System Services, Inc.	10,563
400	VMware, Inc.*	32,608

	Total Software & Services	2,787,644

	Technology Hardware & Equipment — 6.2%
650	Apple, Inc.*	202,247
12,100	Cisco Systems, Inc.*	231,836
2,000	Dell, Inc.*	26,440
300	Dolby Laboratories, Inc.-Class A*	18,987
100	F5 Networks, Inc.*	13,188
400	Finisar Corp.*	7,648
400	FLIR Systems, Inc.*	10,722
300	Harris Corp.	13,272
1,300	Hewlett-Packard Co.	54,509
500	Ingram Micro, Inc.-Class A*	8,925
300	Isilon Systems, Inc.*	10,125
200	Lexmark International, Inc.*	7,248
600	NCR Corp.*	8,634
200	NetApp, Inc.*	10,186

5,400	Qualcomm, Inc.	252,396
100	SanDisk Corp.*	4,460
600	Seagate Technology Plc*	8,046
200	Viasat, Inc.*	8,272
300	Western Digital Corp.*	10,050
2,500	Xerox Corp.	28,650

	Total Technology Hardware & Equipment	935,841

	Telecommunication Services — 1.8%
3,763	AT&T, Inc.	104,574
200	CenturyTel, Inc.	8,598
200	Crown Castle International Corp.*	8,308
900	Frontier Communications Corp.	8,190
200	Telephone & Data Systems, Inc.	7,136
4,142	Verizon Communications, Inc.	132,585
700	Windstream Corp.	9,128

	Total Telecommunication Services	278,519

	Transportation — 0.5%
500	CH Robinson Worldwide, Inc.	36,855
700	Delta Air Lines, Inc.*	9,576
200	Expeditors International of Washington, Inc.	10,580
100	Norfolk Southern Corp.	6,017
600	United Continental Holdings, Inc.*	16,608

	Total Transportation	79,636

	Utilities — 0.3%
200	Dominion Resources, Inc./Virginia	8,306
200	DTE Energy Co.	8,910
100	Integrys Energy Group, Inc.	4,870
500	NiSource, Inc.	8,365
400	NRG Energy, Inc.*	7,752
200	Southern Co.	7,544

	Total Utilities	45,747

	TOTAL COMMON STOCKS (COST $13,447,721)	14,902,968

	MUTUAL FUNDS — 1.5%

	Affiliated Issuers — 1.5%
9,400	GMO U.S. Treasury Fund	235,000

	TOTAL MUTUAL FUNDS (COST $235,000)	235,000

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.4%

	Money Market Funds — 0.4%
59,044	State Street Institutional Treasury Money Market Fund-Institutional Class	59,044

	TOTAL SHORT-TERM INVESTMENTS (COST $59,044)	59,044

	TOTAL INVESTMENTS — 100.1% (COST $13,741,765)	15,197,012

	Other Assets and Liabilities (net) — (0.1%)	(20,979)

	TOTAL NET ASSETS — 100.0%	$15,176,033

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 13,893,775	$1,518,911	$(215,674)	$1,303,237
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$—	$1,101,116	$865,940	$156	$46	$235,000

Totals	$—	$1,101,116	$865,940	$156	$46	$235,000

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

* Non-income producing security.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

		Significant
	Quoted Prices in	Other	Significant
	Active Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$14,902,968	$—	$—	$14,902,968
Mutual Funds	235,000	—	—	235,000
Short-Term Investments	59,044	—	—	59,044

Total Investments	15,197,012	—	—	15,197,012

Total	$15,197,012	$—	$—	$15,197,012

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The Fund held no investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and an investor may incur tax liabilities that exceed their economic return. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2010, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The volume of derivative activity, based on absolute values (futures contracts) outstanding at each month-end, was as follows for the period ended November 30, 2010:

Futures
Contracts
Average amount outstanding	$155,120

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Tobacco-Free Core Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 97.9%

	Automobiles & Components — 0.4%
200	Autoliv, Inc.	14,684
4,300	Ford Motor Co.*	68,542
400	TRW Automotive Holdings Corp.*	18,996

	Total Automobiles & Components	102,222

	Banks — 0.7%
2,600	CapitalSource, Inc.	16,796
900	CIT Group, Inc.*	35,514
60	First Citizens BancShares, Inc.-Class A	10,433
1,400	New York Community Bancorp, Inc.	23,520
700	PNC Financial Services Group, Inc.	37,695
4,200	Regions Financial Corp.	22,596
800	TCF Financial Corp.	10,888

	Total Banks	157,442

	Capital Goods — 5.2%
2,500	3M Co.	209,950
1,600	Boeing Co.	102,032
600	Caterpillar, Inc.	50,760
200	Cummins, Inc.	19,424
1,600	Danaher Corp.	69,200
400	Eaton Corp.	38,560
1,200	Emerson Electric Co.	66,084
500	Fastenal Co.	26,760
12,300	General Electric Co.	194,709
1,900	General Dynamics Corp.	125,571
400	L-3 Communications Holdings, Inc.	28,132
520	Lockheed Martin Corp.	35,381
1,000	Northrop Grumman Corp.	61,680
460	Precision Castparts Corp.	63,512
500	Raytheon Co.	23,125
500	Rockwell Collins, Inc.	28,030
600	United Technologies Corp.	45,162

	Total Capital Goods	1,188,072

	Commercial & Professional Services — 0.6%
300	Copart, Inc.*	10,644
200	Dun & Bradstreet Corp.	15,068
200	IHS, Inc.-Class A*	14,464
1,000	Pitney Bowes, Inc.	21,940
500	Rollins, Inc.	13,510
900	RR Donnelley & Sons Co.	14,184
500	Stericycle, Inc.*	36,950

	Total Commercial & Professional Services	126,760

	Consumer Durables & Apparel — 1.7%
1,200	Coach, Inc.	67,848
300	Fortune Brands, Inc.	17,727
500	Hasbro, Inc.	23,830
1,978	KB Home	22,351
300	Mohawk Industries, Inc.*	15,762
2,000	Nike, Inc.-Class B	172,260
300	Stanley Black & Decker, Inc.	17,859
400	VF Corp.	33,152

200	Whirlpool Corp.	14,600

	Total Consumer Durables & Apparel	385,389

	Consumer Services — 2.6%
1,100	Apollo Group, Inc.-Class A*	37,400
500	Darden Restaurants, Inc.	24,475
200	ITT Educational Services, Inc.*	11,698
1,100	Las Vegas Sands Corp.*	55,088
3,900	McDonald’s Corp.	305,370
1,500	MGM Mirage*	18,345
500	Royal Caribbean Cruises Ltd.*	20,125
400	Starwood Hotels & Resorts Worldwide, Inc.	22,736
50	Strayer Education, Inc.	6,794
400	Weight Watchers International, Inc.	13,696
700	Wyndham Worldwide Corp.	20,125
300	Wynn Resorts Ltd.	30,330
700	Yum! Brands, Inc.	35,056

	Total Consumer Services	601,238

	Diversified Financials — 0.3%
3,054	Bank of America Corp.	33,441
3,100	SLM Corp.*	35,805

	Total Diversified Financials	69,246

	Energy — 3.7%
128	Anadarko Petroleum Corp.	8,213
169	Chevron Corp.	13,684
200	Concho Resources Inc.*	16,550
6,036	ConocoPhillips	363,186
2,639	Exxon Mobil Corp.	183,569
1,300	Marathon Oil Corp.	43,511
500	National Oilwell Varco, Inc.	30,645
476	Occidental Petroleum Corp.	41,969
200	Oil States International, Inc.*	11,866
400	Pioneer Natural Resources Co.	32,044
700	Rowan Cos, Inc.*	21,105
221	Schlumberger Ltd.	17,092
700	Sunoco, Inc.	28,098
800	Tesoro Corp.*	13,056
1,300	Valero Energy Corp.	25,324

	Total Energy	849,912

	Food & Staples Retailing — 6.3%
700	Costco Wholesale Corp.	47,327
2,700	Kroger Co. (The)	63,585
1,200	Safeway, Inc.	27,588
1,065	Supervalu, Inc.	9,628
3,200	Sysco Corp.	92,864
4,700	Walgreen Co.	163,795
19,173	Wal—Mart Stores, Inc.	1,037,067

	Total Food & Staples Retailing	1,441,854

	Food, Beverage & Tobacco — 6.6%
700	Brown-Forman Corp.-Class B	45,794
1,100	Campbell Soup Co.	37,290
2,100	Coca-Cola Enterprises, Inc.	50,715
8,100	Coca—Cola Co. (The)	511,677
1,100	Dean Foods Co.*	7,997

400	Flowers Foods, Inc.	10,480
2,400	General Mills, Inc.	84,792
600	Hansen Natural Corp.*	31,932
1,200	Hershey Co. (The)	56,160
500	HJ Heinz Co.	24,135
600	Hormel Foods Corp.	29,448
1,400	Kellogg Co.	68,922
2,000	Kraft Foods, Inc.-Class A	60,500
700	McCormick & Co., Inc. (Non Voting)	30,807
6,351	PepsiCo, Inc.	410,465
2,600	Sara Lee Corp.	39,000

	Total Food, Beverage & Tobacco	1,500,114

	Health Care Equipment & Services — 8.8%
1,700	Aetna, Inc.	50,354
2,100	AmerisourceBergen Corp.	64,785
3,472	Baxter International, Inc.	168,566
1,000	Becton, Dickinson & Co.	77,930
300	C.R. Bard, Inc.	25,455
2,100	Cardinal Health, Inc.	74,718
200	Cerner Corp.*	17,572
900	Coventry Health Care, Inc.*	22,788
500	DENTSPLY International, Inc.	15,460
600	Edwards Lifesciences Corp.*	39,816
1,400	Express Scripts, Inc.*	72,926
200	Gen-Probe, Inc.*	10,372
700	Health Net, Inc.*	18,900
300	Henry Schein, Inc.*	17,229
1,000	Humana, Inc.*	56,040
300	Idexx Laboratories, Inc.*	19,263
80	Intuitive Surgical, Inc.*	20,823
600	Kinetic Concepts, Inc.*	23,826
500	Laboratory Corp. of America Holdings*	41,015
1,935	Lincare Holdings, Inc.	49,826
800	McKesson Corp.	51,120
200	Mednax, Inc.*	12,240
6,000	Medtronic, Inc.	201,180
400	Omnicare, Inc.	9,224
400	Owens & Minor, Inc.	11,300
500	Patterson Cos., Inc.	14,865
600	Quest Diagnostics, Inc.	29,592
900	ResMed, Inc.*	28,755
1,800	Stryker Corp.	90,162
1,200	St Jude Medical, Inc.*	46,428
300	Thoratec Corp.*	7,636
1,336	Triple-S Management Corp.-Class B*	25,665
8,862	UnitedHealth Group, Inc.	323,640
500	Varian Medical Systems, Inc.*	32,915
400	VCA Antech, Inc.*	8,738
2,831	WellPoint, Inc.*	157,800
1,500	Zimmer Holdings, Inc.*	73,890

	Total Health Care Equipment & Services	2,012,814

	Household & Personal Products — 4.4%
300	Church & Dwight Co., Inc.	19,575
700	Clorox Co.	43,267
1,800	Colgate—Palmolive Co.	137,790
800	Estee Lauder Cos. (The), Inc.-Class A	59,936
300	Herbalife Ltd.	20,589

1,500	Kimberly—Clark Corp.	92,835
10,248	Procter & Gamble Co. (The)	625,845

	Total Household & Personal Products	999,837

	Insurance — 2.5%
400	Allied World Assurance Co. Holdings Ltd.	23,496
800	Allstate Corp. (The)	23,288
600	American Financial Group, Inc.	18,462
2,200	American International Group, Inc.*	90,838
300	Arch Capital Group Ltd.*	27,090
400	Aspen Insurance Holdings Ltd.	11,560
400	Assurant, Inc.	14,108
300	Axis Capital Holdings Ltd.	10,602
500	Brown & Brown, Inc.	11,435
400	Endurance Specialty Holdings Ltd.	17,644
200	Everest Re Group Ltd.	16,698
1,500	Genworth Financial, Inc.-Class A*	17,490
900	Hartford Financial Services Group (The), Inc.	20,034
200	PartnerRe Ltd.	15,500
1,000	Prudential Financial, Inc.	50,680
200	RenaissanceRe Holdings Ltd.	12,056
300	Torchmark Corp.	17,241
300	Transatlantic Holdings, Inc.	15,180
2,000	Travelers Cos. (The), Inc.	107,980
700	Unum Group	15,043
700	Validus Holdings Ltd.	20,447
800	W.R. Berkley Corp.	21,352

	Total Insurance	578,224

	Materials — 0.5%
140	CF Industries Holdings, Inc.	16,908
100	Commercial Metals Co.	1,537
200	Domtar Corp.	15,184
700	Ecolab, Inc.	33,467
300	PPG Industries, Inc.	23,388
200	Sherwin-Williams Co. (The)	14,834
300	Sigma—Aldrich Corp.	18,966

	Total Materials	124,284

	Media — 2.9%
2,100	CBS Corp.-Class B (Non Voting)	35,364
1,200	Clear Channel Outdoor Holdings, Inc.-Class A*	16,488
6,900	Comcast Corp.-Class A	138,000
800	DirectTV — Class A*	33,224
1,700	Gannett Co., Inc.	22,287
700	Liberty Global, Inc.-Class A*	24,682
200	Liberty Media Corp. Capital-Class A*	11,516
2,300	Liberty Media Corp.-Interactive-Class A*	35,558
606	Liberty Media Corp.-Starz-Class A*	38,084
1,100	Live Nation Entertainment, Inc.*	11,836
800	McGraw-Hill Cos. (The), Inc.	27,592
1,100	Time Warner Cable, Inc.	67,694
3,000	Time Warner, Inc.	88,470
1,500	Viacom, Inc.-Class B	56,745
1,400	Walt Disney Co. (The)	51,114
26	Washington Post Co. (The)-Class B	9,803

	Total Media	668,457

	Pharmaceuticals, Biotechnology & Life Sciences — 17.6%
6,900	Abbott Laboratories	320,919
1,400	Allergan, Inc.	92,778
4,200	Amgen, Inc.*	221,298
900	Biogen Idec, Inc.*	57,573
8,200	Bristol—Myers Squibb Co.	206,968
200	Cephalon, Inc.*	12,698
300	Covance, Inc.*	13,473
9,400	Eli Lilly & Co.	316,404
1,200	Endo Pharmaceuticals Holdings, Inc.*	43,212
2,600	Forest Laboratories, Inc.*	82,914
2,700	Gilead Sciences, Inc.*	98,550
300	Hospira, Inc.*	16,878
9,420	Johnson & Johnson	579,801
20,871	Merck & Co., Inc.	719,423
190	Mettler-Toledo International, Inc.*	27,584
1,100	Mylan, Inc.*	21,521
400	Perrigo Co.	24,096
63,485	Pfizer, Inc.	1,034,171
800	Pharmaceutical Product Development, Inc.	19,936
200	Techne Corp.	12,014
1,160	Thermo Fisher Scientific, Inc.*	58,998
400	Waters Corp.*	30,748

	Total Pharmaceuticals, Biotechnology & Life Sciences	4,011,957

	Real Estate — 0.9%
1,800	Annaly Capital Management, Inc. REIT	32,742
150	AvalonBay Communities, Inc. REIT	16,550
400	CommonWealth REIT	10,012
800	Equity Residential REIT	39,984
700	Forest City Enterprises, Inc.-Class A REIT*	10,745
310	Public Storage REIT	29,946
500	Simon Property Group, Inc. REIT	49,250
300	Vornado Realty Trust REIT	24,474

	Total Real Estate	213,703

	Retailing — 3.4%
500	Advance Auto Parts, Inc.	32,995
3,093	Aeropostale, Inc.*	83,604
1,000	AutoNation, Inc.*	26,130
290	AutoZone, Inc.*	75,229
1,500	Best Buy Co., Inc.	64,080
700	Dollar Tree, Inc.*	38,465
500	Dress Barn, Inc.*	12,350
400	Family Dollar Stores, Inc.	20,080
700	Foot Locker, Inc.	13,209
600	Genuine Parts Co.	28,884
3,100	Home Depot, Inc.	93,651
1,300	Limited Brands, Inc.	43,771
1,900	Macy’s, Inc.	48,792
160	Netflix, Inc.*	32,944
300	O’Reilly Automotive, Inc.*	18,054
400	PetSmart, Inc.	15,144
500	RadioShack Corp.	9,225
200	Ross Stores, Inc.	12,976
1,050	Sears Holdings Corp.*	68,775
1,000	TJX Cos. (The), Inc.	45,610

	Total Retailing	783,968

	Software & Services — 18.1%
2,100	Accenture Plc.-Class A	90,972
1,200	Adobe Systems, Inc.*	33,276
500	Akamai Technologies, Inc.*	26,095
700	AMDOCS Ltd.*	18,200
1,300	Automatic Data Processing, Inc.	57,941
600	BMC Software, Inc.*	26,640
500	Broadridge Financial Solutions, Inc.	10,295
500	Citrix Systems, Inc.*	33,210
1,400	Cognizant Technology Solutions Corp.-Class A*	90,972
500	Computer Sciences Corp.	22,315
7,000	eBay, Inc.*	203,910
300	Factset Research Systems, Inc.	26,601
500	Global Payments, Inc.	20,780
1,605	Google, Inc.-Class A*	891,914
400	IAC/InterActiveCorp*	11,264
300	Informatica Corp.*	12,384
2,139	International Business Machines Corp.	302,583
1,700	Intuit, Inc.*	76,313
400	Jack Henry & Associates, Inc.	10,936
200	Mantech International Corp.-Class A*	7,984
400	MasterCard, Inc.-Class A	94,812
400	McAfee, Inc.*	18,740
500	Micros Systems, Inc.*	21,860
42,708	Microsoft Corp.	1,076,669
500	NeuStar, Inc.*	12,920
25,900	Oracle Corp.	700,336
1,300	Paychex, Inc.	37,102
400	Quest Software, Inc.*	10,120
300	Salesforce.com, Inc.*	41,766
4,000	Symantec Corp.*	67,200
900	Total System Services, Inc.	13,581
1,000	VMware, Inc.*	81,520

	Total Software & Services	4,151,211

	Technology Hardware & Equipment — 7.1%
1,730	Apple, Inc.*	538,289
13,000	Cisco Systems, Inc.*	249,080
4,280	Dell, Inc.*	56,582
700	Dolby Laboratories, Inc.-Class A*	44,303
300	F5 Networks, Inc.*	39,564
700	Harris Corp.	30,968
2,600	Hewlett-Packard Co.	109,018
600	Ingram Micro, Inc.-Class A*	10,710
600	Lexmark International, Inc.*	21,744
1,200	NCR Corp.*	17,268
500	NetApp, Inc.*	25,465
600	QLogic Corp.*	10,734
6,632	Qualcomm, Inc.	309,980
900	Seagate Technology Plc*	12,069
2,324	Western Digital Corp.*	77,854
5,500	Xerox Corp.	63,030

	Total Technology Hardware & Equipment	1,616,658

	Telecommunication Services — 2.7%
8,000	AT&T, Inc.	222,320
500	CenturyTel, Inc.	21,495
800	Crown Castle International Corp.*	33,232
700	Telephone & Data Systems, Inc.	24,976

9,584	Verizon Communications, Inc.	306,784
1,000	Windstream Corp.	13,040

	Total Telecommunication Services	621,847

	Transportation — 0.5%
800	CH Robinson Worldwide, Inc.	58,968
500	Norfolk Southern Corp.	30,085
1,300	United Continental Holdings, Inc.*	35,984

	Total Transportation	125,037

	Utilities — 0.4%
700	Dominion Resources, Inc./Virginia	29,071
700	DTE Energy Co.	31,185
400	Integrys Energy Group, Inc.	19,480

	Total Utilities	79,736

	TOTAL COMMON STOCKS (COST $20,771,946)	22,409,982

	INVESTMENT FUNDS — 0.7%

1,347	SPDR S&P 500 ETF Trust (a)	159,592

	TOTAL INVESTMENT FUNDS (COST $157,722)	159,592

	MUTUAL FUNDS — 1.1%

	Affiliated Issuers — 1.1%
10,279	GMO U.S. Treasury Fund	256,973

	TOTAL MUTUAL FUNDS (COST $256,973)	256,973

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.2%

	Money Market Funds — 0.2%
48,413	State Street Institutional Treasury Money Market Fund-Institutional Class	48,413

	TOTAL SHORT-TERM INVESTMENTS (COST $48,413)	48,413

	TOTAL INVESTMENTS — 99.9% (COST $21,235,054)	22,874,960

	Other Assets and Liabilities (net) — 0.1%	17,840

	TOTAL NET ASSETS — 100.0%	$22,892,800

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 22,103,819	$1,343,648	$(572,507)	$771,141
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$—	$513,069	$256,000	$126	$25	$256,973

Totals	$—	$513,069	$256,000	$126	$25	$256,973

Notes to Schedule of Investments:

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

SPDR — Standard and Poor’s Deposit Receipt

* Non-income producing security.

(a) Represents an investment to equitize cash. The SPDR S&P 500 ETF Trust is a unit investment trust that issues securities called “Trust Units” or “Units” that represent an undivided ownership interest in a portfolio of all of the common stocks of the Standard & Poor’s 500 Composite Stock Price Index®. The SPDR S&P 500 ETF Trust intends to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010 :

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$22,409,982	$—	$—	$22,409,982
Investment Funds	159,592	—	—	159,592
Mutual Funds	256,973	—	—	256,973
Short-Term Investments	48,413	—	—	48,413

Total Investments	22,874,960	—	—	22,874,960

Total	$22,874,960	$—	$—	$22,874,960

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The Fund held no investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2010, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The volume of derivative activity, based on absolute values (futures contracts) outstanding at each month-end, was as follows for the period ended November 30, 2010:

Futures
Contracts
Average amount outstanding	$143,906

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Core Equity Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 99.0%

	Automobiles & Components — 0.5%
16,400	Autoliv, Inc.	1,204,088
318,400	Ford Motor Co.*	5,075,296
26,100	TRW Automotive Holdings Corp.*	1,239,489

	Total Automobiles & Components	7,518,873

	Banks — 0.6%
191,500	CapitalSource, Inc.	1,237,090
64,000	CIT Group, Inc.*	2,525,440
860	First Citizens BancShares, Inc.-Class A	149,545
17,200	Fulton Financial Corp.	148,780
105,900	New York Community Bancorp, Inc.	1,779,120
51,600	PNC Financial Services Group, Inc.	2,778,660
237,600	Regions Financial Corp.	1,278,288
12,200	TCF Financial Corp.	166,042

	Total Banks	10,062,965

	Capital Goods — 5.2%
176,100	3M Co.	14,788,878
112,600	Boeing Co.	7,180,502
43,100	Caterpillar, Inc.	3,646,260
21,500	Cummins, Inc.	2,088,080
117,100	Danaher Corp.	5,064,575
26,200	Eaton Corp.	2,525,680
88,400	Emerson Electric Co.	4,868,188
33,800	Fastenal Co.	1,808,976
892,500	General Electric Co.	14,128,275
136,700	General Dynamics Corp.	9,034,503
29,500	L-3 Communications Holdings, Inc.	2,074,735
34,870	Lockheed Martin Corp.	2,372,555
61,500	Northrop Grumman Corp.	3,793,320
32,950	Precision Castparts Corp.	4,549,406
33,200	Raytheon Co.	1,535,500
38,500	Rockwell Collins, Inc.	2,158,310
46,500	United Technologies Corp.	3,500,055

	Total Capital Goods	85,117,798

	Commercial & Professional Services — 0.5%
25,000	Copart, Inc.*	887,000
10,300	Dun & Bradstreet Corp.	776,002
11,300	IHS, Inc.-Class A*	817,216
77,700	Pitney Bowes, Inc.	1,704,738
26,100	Rollins, Inc.	705,222
43,200	RR Donnelley & Sons Co.	680,832
26,000	Stericycle, Inc.*	1,921,400

	Total Commercial & Professional Services	7,492,410

	Consumer Durables & Apparel — 1.7%
77,600	Coach, Inc.	4,387,504
20,100	Fortune Brands, Inc.	1,187,709
38,700	Hasbro, Inc.	1,844,442
186,975	KB Home	2,112,817
17,500	Mohawk Industries, Inc.*	919,450
142,500	Nike, Inc.-Class B	12,273,525
24,900	Stanley Black & Decker, Inc.	1,482,297

28,100	VF Corp.	2,328,928
12,500	Whirlpool Corp.	912,500

	Total Consumer Durables & Apparel	27,449,172

	Consumer Services — 2.6%
82,900	Apollo Group, Inc.-Class A*	2,818,600
31,100	Darden Restaurants, Inc.	1,522,345
15,010	ITT Educational Services, Inc.*	877,935
84,100	Las Vegas Sands Corp.*	4,211,728
280,400	McDonald’s Corp.	21,955,320
91,900	MGM Mirage*	1,123,937
39,100	Royal Caribbean Cruises Ltd.*	1,573,775
22,100	Starwood Hotels & Resorts Worldwide, Inc.	1,256,164
4,000	Strayer Education, Inc.	543,480
29,200	Weight Watchers International, Inc.	999,808
46,400	Wyndham Worldwide Corp.	1,334,000
16,770	Wynn Resorts Ltd.	1,695,447
55,000	Yum! Brands, Inc.	2,754,400

	Total Consumer Services	42,666,939

	Diversified Financials — 0.3%
217,639	Bank of America Corp.	2,383,147
195,500	SLM Corp.*	2,258,025

	Total Diversified Financials	4,641,172

	Energy — 3.5%
5,700	Anadarko Petroleum Corp.	365,712
14,400	Chevron Corp.	1,165,968
14,200	Concho Resources Inc.*	1,175,050
434,968	ConocoPhillips	26,172,025
184,400	Exxon Mobil Corp.	12,826,864
84,000	Marathon Oil Corp.	2,811,480
33,300	National Oilwell Varco, Inc.	2,040,957
31,800	Occidental Petroleum Corp.	2,803,806
12,900	Oil States International, Inc.*	765,357
22,200	Pioneer Natural Resources Co.	1,778,442
29,000	Rowan Cos, Inc.*	874,350
14,800	Schlumberger Ltd.	1,144,632
39,700	Sunoco, Inc.	1,593,558
13,300	Tesoro Corp.*	217,056
102,300	Valero Energy Corp.	1,992,804

	Total Energy	57,728,061

	Food & Staples Retailing — 6.3%
51,900	Costco Wholesale Corp.	3,508,959
173,200	Kroger Co. (The)	4,078,860
95,400	Safeway, Inc.	2,193,246
63,625	Supervalu, Inc.	575,170
224,200	Sysco Corp.	6,506,284
339,500	Walgreen Co.	11,831,575
1,370,200	Wal—Mart Stores, Inc.	74,114,118

	Total Food & Staples Retailing	102,808,212

	Food, Beverage & Tobacco — 9.0%
916,200	Altria Group, Inc.	21,988,800
51,900	Brown-Forman Corp.-Class B	3,395,298
76,000	Campbell Soup Co.	2,576,400
146,300	Coca-Cola Enterprises, Inc.	3,533,145

579,500	Coca—Cola Co. (The)	36,607,015
15,900	Dean Foods Co.*	115,593
31,100	Flowers Foods, Inc.	814,820
160,200	General Mills, Inc.	5,659,866
39,800	Hansen Natural Corp.*	2,118,156
79,100	Hershey Co. (The)	3,701,880
43,600	HJ Heinz Co.	2,104,572
40,400	Hormel Foods Corp.	1,982,832
95,000	Kellogg Co.	4,676,850
163,000	Kraft Foods, Inc.-Class A	4,930,750
37,900	Lorillard, Inc.	3,016,082
37,600	McCormick & Co., Inc. (Non Voting)	1,654,776
452,575	PepsiCo, Inc.	29,249,922
222,111	Philip Morris International, Inc.	12,635,895
120,600	Reynolds American, Inc.	3,731,364
150,500	Sara Lee Corp.	2,257,500

	Total Food, Beverage & Tobacco	146,751,516

	Health Care Equipment & Services — 8.5%
129,900	Aetna, Inc.	3,847,638
154,000	AmerisourceBergen Corp.	4,750,900
234,455	Baxter International, Inc.	11,382,790
73,000	Becton, Dickinson & Co.	5,688,890
20,300	C.R. Bard, Inc.	1,722,455
153,800	Cardinal Health, Inc.	5,472,204
4,600	Catalyst Health Solutions, Inc.*	197,432
14,700	Cerner Corp.*	1,291,542
50,300	Coventry Health Care, Inc.*	1,273,596
33,800	DENTSPLY International, Inc.	1,045,096
39,760	Edwards Lifesciences Corp.*	2,638,474
100,060	Express Scripts, Inc.*	5,212,125
11,000	Gen-Probe, Inc.*	570,460
50,500	Health Net, Inc.*	1,363,500
20,800	Henry Schein, Inc.*	1,194,544
72,200	Humana, Inc.*	4,046,088
23,500	Idexx Laboratories, Inc.*	1,508,935
4,560	Intuitive Surgical, Inc.*	1,186,922
38,800	Kinetic Concepts, Inc.*	1,540,748
35,100	Laboratory Corp. of America Holdings*	2,879,253
108,550	Lincare Holdings, Inc.	2,795,163
52,300	McKesson Corp.	3,341,970
11,800	Mednax, Inc.*	722,160
418,200	Medtronic, Inc.	14,022,246
38,700	Omnicare, Inc.	892,422
5,700	Owens & Minor, Inc.	161,025
30,800	Patterson Cos., Inc.	915,684
2,500	Quality Systems, Inc.	161,225
43,500	Quest Diagnostics, Inc.	2,145,420
53,000	ResMed, Inc.*	1,693,350
130,900	Stryker Corp.	6,556,781
78,700	St Jude Medical, Inc.*	3,044,903
4,900	Thoratec Corp.*	124,730
105,757	Triple-S Management Corp.-Class B*	2,031,592
637,340	UnitedHealth Group, Inc.	23,275,657
33,800	Varian Medical Systems, Inc.*	2,225,054
18,200	VCA Antech, Inc.*	397,579
195,134	WellPoint, Inc.*	10,876,769
97,600	Zimmer Holdings, Inc.*	4,807,776

	Total Health Care Equipment & Services	139,005,098

	Household & Personal Products — 4.4%
17,700	Church & Dwight Co., Inc.	1,154,925
46,900	Clorox Co.	2,898,889
132,700	Colgate—Palmolive Co.	10,158,185
53,600	Estee Lauder Cos. (The), Inc.-Class A	4,015,712
23,600	Herbalife Ltd.	1,619,668
105,400	Kimberly—Clark Corp.	6,523,206
737,200	Procter & Gamble Co. (The)	45,020,804

	Total Household & Personal Products	71,391,389

	Insurance — 2.3%
22,400	Allied World Assurance Co. Holdings Ltd.	1,315,776
55,500	Allstate Corp. (The)	1,615,605
36,600	American Financial Group, Inc.	1,126,182
159,400	American International Group, Inc.*	6,581,626
18,600	Arch Capital Group Ltd.*	1,679,580
32,000	Aspen Insurance Holdings Ltd.	924,800
34,500	Assurant, Inc.	1,216,815
22,400	Axis Capital Holdings Ltd.	791,616
37,000	Brown & Brown, Inc.	846,190
17,500	Endurance Specialty Holdings Ltd.	771,925
10,100	Everest Re Group Ltd.	843,249
80,200	Genworth Financial, Inc.-Class A*	935,132
59,500	Hartford Financial Services Group (The), Inc.	1,324,470
11,500	PartnerRe Ltd.	891,250
4,600	Platinum Underwriters Holdings Ltd.	198,858
68,100	Prudential Financial, Inc.	3,451,308
14,000	RenaissanceRe Holdings Ltd.	843,920
20,300	Torchmark Corp.	1,166,641
19,200	Transatlantic Holdings, Inc.	971,520
135,200	Travelers Cos. (The), Inc.	7,299,448
52,100	Unum Group	1,119,629
36,100	Validus Holdings Ltd.	1,054,481
40,400	W.R. Berkley Corp.	1,078,276

	Total Insurance	38,048,297

	Materials — 0.8%
10,430	CF Industries Holdings, Inc.	1,259,631
11,000	Commercial Metals Co.	169,070
12,300	Domtar Corp.	933,816
43,200	Ecolab, Inc.	2,065,392
19,400	PPG Industries, Inc.	1,512,424
73,942	Schweitzer-Mauduit International, Inc.	4,644,297
15,000	Sherwin-Williams Co. (The)	1,112,550
21,200	Sigma—Aldrich Corp.	1,340,264

	Total Materials	13,037,444

	Media — 2.7%
121,000	CBS Corp.-Class B (Non Voting)	2,037,640
72,800	Clear Channel Outdoor Holdings, Inc.-Class A*	1,000,272
491,500	Comcast Corp.-Class A	9,830,000
59,300	DirectTV — Class A*	2,462,729
108,600	Gannett Co., Inc.	1,423,746
42,400	Liberty Global, Inc.-Class A*	1,495,024
15,100	Liberty Media Corp. Capital-Class A*	869,458
155,800	Liberty Media Corp.-Interactive-Class A*	2,408,668
28,947	Liberty Media Corp.-Starz-Class A*	1,819,174
16,900	Live Nation Entertainment, Inc.*	181,844

55,300	McGraw-Hill Cos. (The), Inc.	1,907,297
74,500	Time Warner Cable, Inc.	4,584,730
202,400	Time Warner, Inc.	5,968,776
95,700	Viacom, Inc.-Class B	3,620,331
101,100	Walt Disney Co. (The)	3,691,161
2,147	Washington Post Co. (The)-Class B	809,462

	Total Media	44,110,312

	Pharmaceuticals, Biotechnology & Life Sciences — 17.4%
499,500	Abbott Laboratories	23,231,745
99,900	Allergan, Inc.	6,620,373
290,900	Amgen, Inc.*	15,327,521
61,600	Biogen Idec, Inc.*	3,940,552
584,400	Bristol—Myers Squibb Co.	14,750,256
11,600	Cephalon, Inc.*	736,484
13,000	Covance, Inc.*	583,830
672,300	Eli Lilly & Co.	22,629,618
80,500	Endo Pharmaceuticals Holdings, Inc.*	2,898,805
182,400	Forest Laboratories, Inc.*	5,816,736
200,600	Gilead Sciences, Inc.*	7,321,900
19,400	Hospira, Inc.*	1,091,444
679,400	Johnson & Johnson	41,817,070
1,495,185	Merck & Co., Inc.	51,539,027
12,100	Mettler-Toledo International, Inc.*	1,756,678
78,800	Mylan, Inc.*	1,541,722
17,800	Perrigo Co.	1,072,272
4,510,536	Pfizer, Inc.	73,476,632
47,300	Pharmaceutical Product Development, Inc.	1,178,716
8,400	Techne Corp.	504,588
77,906	Thermo Fisher Scientific, Inc.*	3,962,299
23,200	Waters Corp.*	1,783,384

	Total Pharmaceuticals, Biotechnology & Life Sciences	283,581,652

	Real Estate — 0.9%
118,600	Annaly Capital Management, Inc. REIT	2,157,334
12,180	AvalonBay Communities, Inc. REIT	1,343,819
6,750	CommonWealth REIT	168,953
48,100	Equity Residential REIT	2,404,038
54,400	Forest City Enterprises, Inc.-Class A REIT*	835,040
19,640	Public Storage REIT	1,897,224
37,300	Simon Property Group, Inc. REIT	3,674,050
19,300	Vornado Realty Trust REIT	1,574,494

	Total Real Estate	14,054,952

	Retailing — 3.3%
35,700	Advance Auto Parts, Inc.	2,355,843
211,705	Aeropostale, Inc.*	5,722,386
61,800	AutoNation, Inc.*	1,614,834
19,714	AutoZone, Inc.*	5,114,009
96,500	Best Buy Co., Inc.	4,122,480
44,800	Dollar Tree, Inc.*	2,461,760
7,200	Dress Barn, Inc.*	177,840
36,900	Family Dollar Stores, Inc.	1,852,380
44,600	Foot Locker, Inc.	841,602
45,100	Genuine Parts Co.	2,171,114
231,500	Home Depot, Inc.	6,993,615
74,000	Limited Brands, Inc.	2,491,580
113,400	Macy’s, Inc.	2,912,112
7,690	Netflix, Inc.*	1,583,371

23,100	O’Reilly Automotive, Inc.*	1,390,158
31,000	PetSmart, Inc.	1,173,660
34,100	RadioShack Corp.	629,145
16,800	Ross Stores, Inc.	1,089,984
76,450	Sears Holdings Corp.*	5,007,475
80,400	TJX Cos. (The), Inc.	3,667,044

	Total Retailing	53,372,392

	Software & Services — 18.0%
151,100	Accenture Plc.-Class A	6,545,652
73,300	Adobe Systems, Inc.*	2,032,609
30,000	Akamai Technologies, Inc.*	1,565,700
56,100	AMDOCS Ltd.*	1,458,600
78,000	Automatic Data Processing, Inc.	3,476,460
34,800	BMC Software, Inc.*	1,545,120
34,400	Broadridge Financial Solutions, Inc.	708,296
27,100	Citrix Systems, Inc.*	1,799,982
104,100	Cognizant Technology Solutions Corp.-Class A*	6,764,418
26,600	Computer Sciences Corp.	1,187,158
493,200	eBay, Inc.*	14,366,916
16,200	Factset Research Systems, Inc.	1,436,454
27,400	Global Payments, Inc.	1,138,744
114,840	Google, Inc.-Class A*	63,817,736
23,400	IAC/InterActiveCorp*	658,944
19,200	Informatica Corp.*	792,576
152,153	International Business Machines Corp.	21,523,563
127,800	Intuit, Inc.*	5,736,942
23,300	Jack Henry & Associates, Inc.	637,022
4,800	Mantech International Corp.-Class A*	191,616
31,187	MasterCard, Inc.-Class A	7,392,255
29,900	McAfee, Inc.*	1,400,815
27,400	Micros Systems, Inc.*	1,197,928
3,063,200	Microsoft Corp.	77,223,272
16,300	NeuStar, Inc.*	421,192
1,863,030	Oracle Corp.	50,376,331
92,000	Paychex, Inc.	2,625,680
25,800	Quest Software, Inc.*	652,740
22,040	Salesforce.com, Inc.*	3,068,409
260,700	Symantec Corp.*	4,379,760
57,500	Total System Services, Inc.	867,675
69,000	VMware, Inc.*	5,624,880

	Total Software & Services	292,615,445

	Technology Hardware & Equipment — 7.0%
124,200	Apple, Inc.*	38,644,830
927,100	Cisco Systems, Inc.*	17,763,236
314,206	Dell, Inc.*	4,153,803
41,200	Dolby Laboratories, Inc.-Class A*	2,607,548
19,510	F5 Networks, Inc.*	2,572,979
41,700	Harris Corp.	1,844,808
187,800	Hewlett-Packard Co.	7,874,454
51,300	Ingram Micro, Inc.-Class A*	915,705
31,600	Lexmark International, Inc.*	1,145,184
96,900	NCR Corp.*	1,394,391
38,200	NetApp, Inc.*	1,945,526
9,100	QLogic Corp.*	162,799
475,300	Qualcomm, Inc.	22,215,522
81,000	Seagate Technology Plc*	1,086,210
158,380	Western Digital Corp.*	5,305,730

403,100	Xerox Corp.	4,619,526

	Total Technology Hardware & Equipment	114,252,251

	Telecommunication Services — 2.7%
576,700	AT&T, Inc.	16,026,493
36,000	CenturyTel, Inc.	1,547,640
52,500	Crown Castle International Corp.*	2,180,850
39,400	Telephone & Data Systems, Inc.	1,405,792
695,322	Verizon Communications, Inc.	22,257,257
74,600	Windstream Corp.	972,784

	Total Telecommunication Services	44,390,816

	Transportation — 0.5%
49,200	CH Robinson Worldwide, Inc.	3,626,532
28,900	Norfolk Southern Corp.	1,738,913
85,900	United Continental Holdings, Inc.*	2,377,712

	Total Transportation	7,743,157

	Utilities — 0.3%
52,100	Dominion Resources, Inc./Virginia	2,163,713
33,200	DTE Energy Co.	1,479,060
23,600	Integrys Energy Group, Inc.	1,149,320

	Total Utilities	4,792,093

	TOTAL COMMON STOCKS (COST $1,494,026,106)	1,612,632,416

	INVESTMENT FUNDS — 0.8%

109,510	SPDR S&P 500 ETF Trust (a)	12,974,745

	TOTAL INVESTMENT FUNDS (COST $12,853,729)	12,974,745

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
1,420,757	State Street Institutional Treasury Money Market Fund-Institutional Class	1,420,757

	TOTAL SHORT-TERM INVESTMENTS (COST $1,420,757)	1,420,757

	TOTAL INVESTMENTS — 99.9% (COST $1,508,300,592)	1,627,027,918

	Other Assets and Liabilities (net) — 0.1%	1,393,638

	TOTAL NET ASSETS — 100.0%	$1,628,421,556

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 1,586,777,274	$75,487,001	$(35,236,357)	$40,250,644
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasuy Fund	$—	$82,984,775	$82,981,092	$7,082	$958	$—

Totals	$—	$82,984,775	$82,981,092	$7,082	$958	$—

Notes to Schedule of Investments:

ETF — Exchange-Traded Fund

REIT — Real Estate Investment Trust

SPDR — Standard and Poor’s Deposit Receipt

* Non-income producing security.

(a) Represents an investment to equitize cash. The SPDR S&P 500 ETF Trust is a unit investment trust that issues securities called “Trust Units” or “Units” that represent an undivided ownership interest in a portfolio of all of the common stocks of the Standard & Poor’s 500 Composite Stock Price Index®. The SPDR S&P 500 ETF Trust intends to provide investment results that, before expenses, generally correspond to the price and yield performance of the S&P 500 Index.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010 :

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$1,612,632,416	$—	$—	$1,612,632,416
Investment Funds	12,974,745	—	—	12,974,745
Short-Term Investments	1,420,757	—	—	1,420,757

Total Investments	1,627,027,918	—	—	1,627,027,918

Total	$1,627,027,918	$—	$—	$1,627,027,918

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The Fund held no investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2010, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The volume of derivative activity, based on absolute values (futures contracts), outstanding at each month-end, was as follows for the period ended November 30, 2010:

Futures
Contracts
Average amount outstanding	$7,902,307

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
2,333,160	GMO Quality Fund, Class VI	44,773,344
4,123,049	GMO U.S. Core Equity Fund, Class VI	45,312,305
75,180	GMO U.S. Small/Mid Cap Growth Fund, Class III	1,048,762
127,603	GMO U.S. Small/Mid Cap Value Fund, Class III	957,023

	TOTAL MUTUAL FUNDS (COST $85,995,155)	92,091,434

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%

31,183	State Street Eurodollar Time Deposit, 0.01%, due 12/01/10	31,183

	TOTAL SHORT-TERM INVESTMENTS (COST $31,183)	31,183

	TOTAL INVESTMENTS — 100.0% (COST $86,026,338)	92,122,617

	Other Assets and Liabilities (net) — (0.0%)	(27,821)

	TOTAL NET ASSETS — 100.0%	$92,094,796

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 90,985,909	$1,215,519	$(78,811)	$ 1,136,708
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Quality Fund, Class VI	$63,773,409	$4,450,675	$25,412,674	$939,267	$—	$44,773,344
GMO U.S. Core Equity Fund, Class VI	62,497,103	3,031,032	23,948,015	777,886	—	45,312,305
GMO U.S. Small/Mid Cap Growth Fund, Class III	1,080,728	2,480	292,426	2,480	—	1,048,762
GMO U.S. Small/Mid Cap Value Fund, Class III	1,202,569	6,761	432,112	6,761	—	957,023

Totals	$128,553,809	$7,490,948	$50,085,227	$1,726,394	$—	$92,091,434

Portfolio valuation
Shares of the underlying funds and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Additionally, because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign equity securities and foreign index futures contracts as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, foreign equity securities and foreign index futures contracts representing 6.1% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on those adjustments. Those underlying funds classify such securities (as defined below) as Level 2.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$92,091,434	$—	$—	$92,091,434
Short-Term Investments	31,183	—	—	31,183

Total Investments	92,122,617	—	—	92,122,617

Total	$92,122,617	$—	$—	$92,122,617

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
The Fund held no direct investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. The Fund and some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or the underlying fund were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Smaller Company Risk — The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds need to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments.
• Currency Risk — Risk that fluctuations in exchange rates will adversely affect the value of foreign currency holdings and investments denominated in foreign currencies.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the Fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
Derivative financial instruments
At November 30, 2010, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Growth Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 93.7%

	Capital Goods — 4.4%
386	3M Co.	32,416
62	Danaher Corp.	2,682
100	Emerson Electric Co.	5,507
37	Flowserve Corp.	3,902
62	Goodrich Corp.	5,318
57	Lockheed Martin Corp.	3,878
31	Pall Corp.	1,403
26	Rockwell Collins, Inc.	1,458
136	TransDigm Group, Inc.*	9,316
450	United Technologies Corp.	33,871

	Total Capital Goods	99,751

	Commercial & Professional Services — 0.0%
21	Verisk Analytics, Inc.-Class A*	636

	Consumer Durables & Apparel — 0.9%
236	Nike, Inc.-Class B	20,327

	Consumer Services — 4.7%
560	Apollo Group, Inc.-Class A*	19,040
21	Carnival Corp.	867
172	Las Vegas Sands Corp.*	8,614
766	McDonald’s Corp.	59,978
21	Strayer Education, Inc.	2,853
319	Yum! Brands, Inc.	15,976

	Total Consumer Services	107,328

	Diversified Financials — 0.3%
5	BlackRock, Inc.	815
399	TD Ameritrade Holding Corp.	6,679

	Total Diversified Financials	7,494

	Energy — 5.1%
100	Chevron Corp.	8,097
1,444	Exxon Mobil Corp.	100,445
100	Halliburton Co.	3,784
105	Range Resources Corp.	4,409

	Total Energy	116,735

	Food & Staples Retailing — 5.5%
319	Costco Wholesale Corp.	21,568
265	CVS Caremark Corp.	8,215
262	Kroger Co. (The)	6,170
548	Sysco Corp.	15,903
678	Walgreen Co.	23,628
937	Wal—Mart Stores, Inc.	50,682

	Total Food & Staples Retailing	126,166

	Food, Beverage & Tobacco — 13.4%
779	Altria Group, Inc.	18,696
157	Brown-Forman Corp.-Class B	10,271
330	Campbell Soup Co.	11,187
157	Coca-Cola Enterprises, Inc.	3,792
1,065	Coca—Cola Co. (The)	67,276

200	ConAgra Foods, Inc.	4,296
366	Flowers Foods, Inc.	9,589
476	General Mills, Inc.	16,817
130	Green Mountain Coffee Roasters, Inc.*	4,820
219	Hansen Natural Corp.*	11,655
304	Hershey Co. (The)	14,227
272	HJ Heinz Co.	13,129
345	Kellogg Co.	16,984
261	McCormick & Co., Inc. (Non Voting)	11,487
19	Mead Johnson Nutrition Co.	1,132
798	PepsiCo, Inc.	51,575
713	Philip Morris International, Inc.	40,563

	Total Food, Beverage & Tobacco	307,496

	Health Care Equipment & Services — 3.6%
10	Aetna, Inc.	296
238	Baxter International, Inc.	11,555
21	Community Health Systems, Inc.*	669
189	DaVita, Inc.*	13,740
354	Express Scripts, Inc.*	18,440
336	Health Management Associates, Inc.-Class A*	2,994
37	Laboratory Corp. of America Holdings*	3,035
155	Lincare Holdings, Inc.	3,991
663	Medtronic, Inc.	22,230
47	Quest Diagnostics, Inc.	2,318
89	St Jude Medical, Inc.*	3,444
5	WellPoint, Inc.*	279

	Total Health Care Equipment & Services	82,991

	Household & Personal Products — 5.8%
340	Avon Products, Inc.	9,711
162	Church & Dwight Co., Inc.	10,571
214	Clorox Co.	13,227
344	Colgate—Palmolive Co.	26,333
283	Estee Lauder Cos. (The), Inc.-Class A	21,202
116	Herbalife Ltd.	7,961
219	Kimberly—Clark Corp.	13,554
475	Procter & Gamble Co. (The)	29,008

	Total Household & Personal Products	131,567

	Insurance — 0.2%
100	MetLife, Inc.	3,815

	Materials — 0.5%
165	Monsanto Co.	9,887
16	Sherwin-Williams Co. (The)	1,186

	Total Materials	11,073

	Media — 1.9%
639	DirectTV — Class A*	26,537
300	Discovery Communications, Inc.*	12,234
100	News Corp.-Class A	1,364
47	Omnicom Group, Inc.	2,136

	Total Media	42,271

	Pharmaceuticals, Biotechnology & Life Sciences — 5.7%
908	Abbott Laboratories	42,231
443	Eli Lilly & Co.	14,911

1	Furiex Pharmaceuticals, Inc.*	12
595	Gilead Sciences, Inc.*	21,718
99	Illumina, Inc.*	5,952
751	Johnson & Johnson	46,224
16	Pharmaceutical Product Development, Inc.	399

	Total Pharmaceuticals, Biotechnology & Life Sciences	131,447

	Real Estate — 0.2%
200	General Growth Properties, Inc. REIT	3,238
19	Howard Hughes Corp. (The)*	775

	Total Real Estate	4,013

	Retailing — 4.6%
100	Abercrombie & Fitch Co.-Class A	5,025
189	Amazon.com, Inc.*	33,151
42	Dick’s Sporting Goods, Inc.*	1,437
220	Dollar General Corp.*	7,225
117	Dollar Tree, Inc.*	6,429
89	Expedia, Inc.	2,343
189	Family Dollar Stores, Inc.	9,488
120	Gap (The), Inc.	2,563
331	Home Depot, Inc.	10,000
100	Lowe’s Cos., Inc.	2,270
16	Netflix, Inc.*	3,294
26	Priceline.com Inc.*	10,245
220	Staples, Inc.	4,842
94	Target Corp.	5,352
63	Urban Outfitters, Inc.*	2,381

	Total Retailing	106,045

	Semiconductors & Semiconductor Equipment — 2.0%
1,428	Intel Corp.	30,159
472	Marvell Technology Group Ltd*	9,105
100	Skyworks Solutions, Inc.*	2,545
147	Texas Instruments, Inc.	4,675

	Total Semiconductors & Semiconductor Equipment	46,484

	Software & Services — 18.2%
100	Activision Blizzard, Inc.	1,174
219	Autodesk, Inc.*	7,729
120	Citrix Systems, Inc.*	7,970
200	Cognizant Technology Solutions Corp.-Class A*	12,996
126	eBay, Inc.*	3,670
300	Electronic Arts, Inc.*	4,473
120	Equinix, Inc.*	9,312
100	Genpact Ltd.*	1,392
136	Google, Inc.-Class A*	75,577
94	IAC/InterActiveCorp*	2,647
519	International Business Machines Corp.	73,418
37	Lender Processing Services, Inc.	1,139
41	MasterCard, Inc.-Class A	9,718
2,911	Microsoft Corp.	73,386
2,485	Oracle Corp.	67,194
31	Salesforce.com, Inc.*	4,316
136	Teradata Corp.*	5,588
605	Visa, Inc.-Class A	44,679
579	Western Union Co.	10,214

40	Yahoo!, Inc.*	631

	Total Software & Services	417,223

	Technology Hardware & Equipment — 15.5%
100	Amphenol Corp.-Class A	5,003
485	Apple, Inc.*	150,907
2,861	Cisco Systems, Inc.*	54,817
77	Corning, Inc.	1,360
200	Dell, Inc.*	2,644
616	EMC Corp.*	13,238
1,360	Hewlett-Packard Co.	57,025
31	Itron, Inc.*	1,760
120	Juniper Networks, Inc.*	4,082
1,350	Qualcomm, Inc.	63,099

	Total Technology Hardware & Equipment	353,935

	Telecommunication Services — 0.4%
26	American Tower Corp.-Class A*	1,315
183	Crown Castle International Corp.*	7,602

	Total Telecommunication Services	8,917

	Transportation — 0.8%
10	Union Pacific Corp.	901
241	United Parcel Service, Inc.-Class B	16,901

	Total Transportation	17,802

	Utilities — 0.0%
16	Allegheny Energy, Inc.	365

	TOTAL COMMON STOCKS (COST $2,023,359)	2,143,881

	MUTUAL FUNDS — 4.5%

	Affiliated Issuers — 4.5%
4,120	GMO U.S. Treasury Fund	102,999

	TOTAL MUTUAL FUNDS (COST $103,018)	102,999

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 3.5%

	Money Market Funds — 3.5%
80,075	State Street Institutional Treasury Money Market Fund-Institutional Class	80,075

	TOTAL SHORT-TERM INVESTMENTS (COST $80,075)	80,075

	TOTAL INVESTMENTS — 101.7% (COST $2,206,452)	2,326,955

	Other Assets and Liabilities (net) — (1.7%)	(39,826)

	TOTAL NET ASSETS — 100.0%	$2,287,129

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 2,240,726	$174,468	$(88,239)	$86,229
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$—	$132,025	$29,000	$49	$7	$102,999

Totals	$—	$132,025	$29,000	$49	$7	$102,999

Notes to Schedule of Investments:
REIT — Real Estate Investment Trust
*       Non-income producing security.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$2,143,881	$—	$—	$2,143,881
Mutual Funds	102,999	—	—	102,999
Short-Term Investments	80,075	—	—	80,075

Total Investments	2,326,955	—	—	2,326,955

Total	$2,326,955	$—	$—	$2,326,955

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The Fund held no investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Market Risk — Growth Securities — Because growth securities typically trade at higher multiples of current earnings than other securities, their market values are often more sensitive than other securities to changes in future earnings expectations.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2010, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The volume of derivative activity, based on absolute values (futures contracts), outstanding at each month-end, was as follows for the period ended November 30, 2010:

Futures
Contracts
Average amount outstanding	$147,150

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Intrinsic Value Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 97.5%

	Automobiles & Components — 0.4%
100	Autoliv, Inc.	7,342
300	Harley-Davidson, Inc.	9,384
300	Johnson Controls, Inc.	10,932

	Total Automobiles & Components	27,658

	Banks — 1.2%
400	Associated Banc Corp.	5,118
100	City National Corp.	5,372
400	Comerica, Inc.	14,596
100	M&T Bank Corp.	7,696
700	New York Community Bancorp, Inc.	11,760
600	PNC Financial Services Group, Inc.	32,310
100	SVB Financial Group*	4,493
300	TCF Financial Corp.	4,083
500	TFS Financial Corp.	4,090

	Total Banks	89,518

	Capital Goods — 6.8%
400	3M Co.	33,592
200	BE Aerospace, Inc.*	7,100
300	Boeing Co.	19,131
200	Caterpillar, Inc.	16,920
200	Cummins, Inc.	19,424
200	Deere & Co.	14,940
100	Dover Corp.	5,481
200	Eaton Corp.	19,280
100	Gardner Denver, Inc.	6,545
8,700	General Electric Co.	137,721
1,200	General Dynamics Corp.	79,308
100	ITT Industries, Inc.	4,600
300	L-3 Communications Holdings, Inc.	21,099
500	Northrop Grumman Corp.	30,840
200	Owens Corning, Inc.*	5,262
100	Parker Hannifin Corp.	8,023
100	Precision Castparts Corp.	13,807
100	Raytheon Co.	4,625
100	Rockwell Automation, Inc.	6,612
100	Rockwell Collins, Inc.	5,606
300	Textron, Inc.	6,708
400	United Technologies Corp.	30,108
200	WESCO International, Inc.*	9,544

	Total Capital Goods	506,276

	Commercial & Professional Services — 0.3%
200	Copart, Inc.*	7,096
200	Pitney Bowes, Inc.	4,388
800	RR Donnelley & Sons Co.	12,608

	Total Commercial & Professional Services	24,092

	Consumer Durables & Apparel — 1.1%
500	Coach, Inc.	28,270
200	Fossil, Inc.*	13,530
200	Garmin Ltd	5,792
400	Newell Rubbermaid, Inc.	6,708

100	Nike, Inc.-Class B	8,613
100	Stanley Black & Decker, Inc.	5,953
200	Whirlpool Corp.	14,600

	Total Consumer Durables & Apparel	83,466

	Consumer Services — 1.2%
200	Apollo Group, Inc.-Class A*	6,800
400	Brinker International, Inc.	8,176
300	Career Education Corp.*	5,337
50	ITT Educational Services, Inc.*	2,925
600	McDonald’s Corp.	46,980
200	Starwood Hotels & Resorts Worldwide, Inc.	11,368
400	Wyndham Worldwide Corp.	11,500

	Total Consumer Services	93,086

	Diversified Financials — 2.0%
1,100	American Express Co.	47,542
5,600	Bank of America Corp.	61,320
500	Capital One Financial Corp.	18,615
300	Morgan Stanley	7,338
400	SLM Corp.*	4,620
280	Student Loan Corp. (The)	8,394

	Total Diversified Financials	147,829

	Energy — 11.0%
100	Atwood Oceanics, Inc.*	3,560
200	Baker Hughes, Inc.	10,432
1,300	Chevron Corp.	105,261
100	Cimarex Energy Co.	8,054
4,029	ConocoPhillips	242,425
3,800	Exxon Mobil Corp.	264,328
600	Marathon Oil Corp.	20,082
500	Nabors Industries Ltd.*	11,045
500	National Oilwell Varco, Inc.	30,645
100	Oceaneering International, Inc.*	6,910
100	Oil States International, Inc.*	5,933
200	Pioneer Natural Resources Co.	16,022
200	Rowan Cos, Inc.*	6,030
500	Sunoco, Inc.	20,070
900	Tesoro Corp.*	14,688
100	Tidewater, Inc.	4,909
1,500	Valero Energy Corp.	29,220
100	Whiting Petroleum Corp.*	11,005
300	Williams Cos., Inc.	6,843
200	World Fuel Services Corp.	6,020

	Total Energy	823,482

	Food & Staples Retailing — 4.2%
100	BJ’s Wholesale Club, Inc.*	4,581
400	CVS Caremark Corp.	12,400
600	Kroger Co. (The)	14,130
500	Safeway, Inc.	11,495
775	Supervalu, Inc.	7,006
2,600	Walgreen Co.	90,610
3,200	Wal—Mart Stores, Inc.	173,088

	Total Food & Staples Retailing	313,310

	Food, Beverage & Tobacco — 4.7%
1,400	Altria Group, Inc.	33,600
400	Archer-Daniels-Midland Co.	11,596
1,700	Coca—Cola Co. (The)	107,389
200	General Mills, Inc.	7,066
100	Hansen Natural Corp.*	5,322
100	Kellogg Co.	4,923
607	Kraft Foods, Inc.-Class A	18,362
1,197	PepsiCo, Inc.	77,362
1,300	Philip Morris International, Inc.	73,957
400	Sara Lee Corp.	6,000
224	Tyson Foods, Inc.-Class A	3,546

	Total Food, Beverage & Tobacco	349,123

	Health Care Equipment & Services — 11.9%
1,500	Aetna, Inc.	44,430
1,400	AmerisourceBergen Corp.	43,190
2,000	Cardinal Health, Inc.	71,160
800	Cigna Corp.	29,448
600	Coventry Health Care, Inc.*	15,192
380	Express Scripts, Inc.*	19,794
400	Health Net, Inc.*	10,800
700	Humana, Inc.*	39,228
300	Kinetic Concepts, Inc.*	11,913
100	LifePoint Hospitals, Inc.*	3,622
1,200	McKesson Corp.	76,680
2,200	Medtronic, Inc.	73,766
100	Omnicare, Inc.	2,306
200	Patterson Cos., Inc.	5,946
100	Quest Diagnostics, Inc.	4,932
400	Stryker Corp.	20,036
6,767	UnitedHealth Group, Inc.	247,131
100	Universal Health Services, Inc.-Class B	4,112
2,100	WellPoint, Inc.*	117,054
1,000	Zimmer Holdings, Inc.*	49,260

	Total Health Care Equipment & Services	890,000

	Household & Personal Products — 1.6%
600	Colgate—Palmolive Co.	45,930
100	Kimberly—Clark Corp.	6,189
1,100	Procter & Gamble Co. (The)	67,177

	Total Household & Personal Products	119,296

	Insurance — 5.4%
200	ACE, Ltd.	11,704
500	AFLAC, Inc.	25,750
100	Allied World Assurance Co. Holdings Ltd.	5,874
1,400	Allstate Corp. (The)	40,754
400	American Financial Group, Inc.	12,308
200	Arch Capital Group Ltd.*	18,060
400	Assurant, Inc.	14,108
200	Axis Capital Holdings Ltd.	7,068
600	Chubb Corp.	34,206
300	CNA Financial Corp.*	7,746
200	Endurance Specialty Holdings Ltd.	8,822
100	Everest Re Group Ltd.	8,349
400	Fidelity National Financial, Inc.-Class A	5,400
400	HCC Insurance Holdings, Inc.	11,232

300	Lincoln National Corp.	7,164
300	MetLife, Inc.	11,445
575	Old Republic International Corp.	7,280
100	PartnerRe Ltd.	7,750
800	Progressive Corp. (The)	16,272
200	Reinsurance Group of America, Inc.	9,986
100	RenaissanceRe Holdings Ltd.	6,028
100	StanCorp Financial Group, Inc.	4,160
200	Torchmark Corp.	11,494
100	Transatlantic Holdings, Inc.	5,060
1,500	Travelers Cos. (The), Inc.	80,985
300	Unum Group	6,447
300	W.R. Berkley Corp.	8,007
300	XL Group Plc	5,898

	Total Insurance	399,357

	Materials — 1.4%
600	Alcoa, Inc.	7,872
200	Ashland, Inc.	10,176
100	Cytec Industries, Inc.	4,783
1,000	Dow Chemical Co. (The)	31,180
100	E.I. du Pont de Nemours & Co.	4,699
100	Eastman Chemical Co.	7,781
500	Huntsman Corp.	7,735
400	International Paper Co.	9,988
100	Lubrizol Corp.	10,456
200	Reliance Steel & Aluminum Co.	8,890

	Total Materials	103,560

	Media — 2.5%
1,200	CBS Corp.-Class B (Non Voting)	20,208
2,500	Comcast Corp.-Class A	50,000
100	DirectTV — Class A*	4,153
100	DreamWorks Animation SKG, Inc.-Class A*	3,099
600	Interpublic Group of Cos. (The), Inc.*	6,390
100	Liberty Media Corp. Capital-Class A*	5,758
900	Liberty Media Corp.-Interactive-Class A*	13,914
1,300	News Corp.-Class A	17,732
200	Time Warner Cable, Inc.	12,308
500	Virgin Media, Inc.	12,740
1,000	Walt Disney Co. (The)	36,510

	Total Media	182,812

	Pharmaceuticals, Biotechnology & Life Sciences — 12.6%
1,500	Abbott Laboratories	69,765
100	Allergan, Inc.	6,627
1,700	Amgen, Inc.*	89,573
900	Biogen Idec, Inc.*	57,573
400	Bristol—Myers Squibb Co.	10,096
100	Cephalon, Inc.*	6,349
2,700	Eli Lilly & Co.	90,882
300	Endo Pharmaceuticals Holdings, Inc.*	10,803
1,500	Forest Laboratories, Inc.*	47,835
100	Genzyme Corp.*	7,122
500	Gilead Sciences, Inc.*	18,250
2,300	Johnson & Johnson	141,565
100	King Pharmaceuticals, Inc.*	1,415
2,000	Merck & Co., Inc.	68,940
400	Mylan, Inc.*	7,826

18,776	Pfizer, Inc.	305,861

	Total Pharmaceuticals, Biotechnology & Life Sciences	940,482

	Real Estate — 2.9%
90	Alexandria Real Estate Equities, Inc. REIT	6,008
300	Apartment Investment & Management Co.-Class A REIT	7,236
180	AvalonBay Communities, Inc. REIT	19,859
200	Boston Properties, Inc. REIT	16,760
200	BRE Properties, Inc. REIT	8,614
300	Douglas Emmett, Inc. REIT	5,010
600	Equity Residential REIT	29,988
110	Essex Property Trust, Inc. REIT	12,192
100	Jones Lang LaSalle, Inc.	7,982
700	Kimco Realty Corp. REIT	11,662
100	Plum Creek Timber Co., Inc. REIT	3,604
100	Rayonier, Inc. REIT	5,096
200	Realty Income Corp. REIT	6,810
200	Regency Centers Corp. REIT	8,144
200	Simon Property Group, Inc. REIT	19,700
600	UDR, Inc. REIT	13,380
100	Ventas, Inc. REIT	5,127
400	Vornado Realty Trust REIT	32,632

	Total Real Estate	219,804

	Retailing — 2.0%
200	Abercrombie & Fitch Co.-Class A	10,050
100	Advance Auto Parts, Inc.	6,599
150	Aeropostale, Inc.*	4,055
30	AutoZone, Inc.*	7,782
200	Best Buy Co., Inc.	8,544
200	Big Lots, Inc.*	6,130
100	Dollar Tree, Inc.*	5,495
300	Dress Barn, Inc.*	7,410
400	Foot Locker, Inc.	7,548
100	Guess?, Inc.	4,725
1,200	Home Depot, Inc.	36,252
300	Limited Brands, Inc.	10,101
500	Lowe’s Cos., Inc.	11,350
400	Macy’s, Inc.	10,272
100	O’Reilly Automotive, Inc.*	6,018
100	Sears Holdings Corp.*	6,550
100	Williams-Sonoma, Inc.	3,327

	Total Retailing	152,208

	Semiconductors & Semiconductor Equipment — 0.4%
700	Atmel Corp.*	7,273
500	MEMC Electronic Materials, Inc.*	5,785
200	Novellus Systems, Inc.*	6,030
300	Skyworks Solutions, Inc.*	7,635

	Total Semiconductors & Semiconductor Equipment	26,723

	Software & Services — 11.4%
400	Cognizant Technology Solutions Corp.-Class A*	25,992
200	CoreLogic, Inc.	3,642
3,400	eBay, Inc.*	99,042
100	Fiserv, Inc.*	5,530
360	Google, Inc.-Class A*	200,056
290	International Business Machines Corp.	41,023
10,100	Microsoft Corp.	254,621

7,600	Oracle Corp.	205,504
900	Symantec Corp.*	15,120

	Total Software & Services	850,530

	Technology Hardware & Equipment — 6.7%
720	Apple, Inc.*	224,028
2,400	Cisco Systems, Inc.*	45,984
700	Dell, Inc.*	9,254
40	F5 Networks, Inc.*	5,275
1,300	Hewlett-Packard Co.	54,509
700	Ingram Micro, Inc.-Class A*	12,495
500	Jabil Circuit, Inc.	7,555
400	Lexmark International, Inc.*	14,496
200	Polycom, Inc.*	7,401
300	QLogic Corp.*	5,367
1,000	Qualcomm, Inc.	46,740
200	Tech Data Corp.*	8,814
700	Tellabs, Inc.	4,417
1,000	Western Digital Corp.*	33,500
1,800	Xerox Corp.	20,628

	Total Technology Hardware & Equipment	500,463

	Telecommunication Services — 3.0%
5,058	AT&T, Inc.	140,562
600	MetroPCS Communications, Inc.*	7,290
200	NII Holdings, Inc.*	7,752
2,152	Verizon Communications, Inc.	68,885

	Total Telecommunication Services	224,489

	Transportation — 2.0%
100	Alaska Air Group, Inc.*	5,500
400	CSX Corp.	24,324
300	FedEx Corp.	27,336
200	Kansas City Southern*	9,468
500	Norfolk Southern Corp.	30,085
1,300	Southwest Airlines Co.	17,316
300	Union Pacific Corp.	27,033
300	Werner Enterprises, Inc.	6,474

	Total Transportation	147,536

	Utilities — 0.8%
300	Aqua America, Inc.	6,465
300	Dominion Resources, Inc./Virginia	12,459
200	DTE Energy Co.	8,910
100	Exelon Corp.	3,937
100	Integrys Energy Group, Inc.	4,870
100	NextEra Energy, Inc.	5,062
100	ONEOK, Inc.	5,111
400	Southern Co.	15,088

	Total Utilities	61,902

	TOTAL COMMON STOCKS (COST $6,711,678)	7,277,002

	MUTUAL FUNDS — 2.1%

	Affiliated Issuers — 2.1%
6,400	GMO U.S. Treasury Fund	159,992

	TOTAL MUTUAL FUNDS (COST $160,044)	159,992

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.6%

	Money Market Funds — 0.6%
42,637	State Street Institutional Treasury Money Market Fund-Institutional Class	42,637

	TOTAL SHORT-TERM INVESTMENTS (COST $42,637)	42,637

	TOTAL INVESTMENTS — 100.2% (COST $6,914,359)	7,479,631

	Other Assets and Liabilities (net) — (0.2%)	(18,182)

	TOTAL NET ASSETS — 100.0%	$7,461,449

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 7,257,037	$466,089	$(243,495)	$222,594
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$—	$160,043	$—	$81	$13	$159,992

Totals	$—	$160,043	$—	$81	$13	$159,992

Notes to Schedule of Investments:

REIT —	Real Estate Investment Trust

* Non-income producing security.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$7,275,587	$1,415	$—	$7,277,002
Mutual Funds	159,992	—	—	159,992
Short-Term Investments	42,637	—	—	42,637

Total Investments	7,478,216	1,415	—	7,479,631

Total	$7,478,216	$1,415	$—	$7,479,631

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The Fund held no investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Small/Mid Cap Growth Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 99.5%

	Automobiles & Components — 1.4%
300	Cooper Tire & Rubber Co.	6,267
100	Dorman Products, Inc.*	3,951
100	Federal-Mogul Corp.*	1,870
400	Standard Motor Products, Inc.	5,032
1,100	Tenneco, Inc.*	40,106
2,100	TRW Automotive Holdings Corp.*	99,729

	Total Automobiles & Components	156,955

	Banks — 0.1%
300	Bank of the Ozarks, Inc.	11,367
100	Nara Bancorp, Inc.*	816
100	S.Y. Bancorp, Inc.	2,392

	Total Banks	14,575

	Capital Goods — 11.5%
400	A.O. Smith Corp.	15,764
400	AAON, Inc.	10,260
900	Actuant Corp.-Class A	21,267
500	Acuity Brands, Inc.	26,930
200	Altra Holdings, Inc.*	3,356
100	American Science & Engineering, Inc.	8,062
2,700	Ametek, Inc.	159,759
400	Applied Industrial Technologies, Inc.	11,952
3,800	ArvinMeritor, Inc.*	67,830
200	Astronics Corp.*	4,114
200	AZZ, Inc.	7,454
800	Baldor Electric Co.	50,648
100	CAI International, Inc.*	2,045
200	Clarcor, Inc.	8,142
100	DXP Enterprises, Inc.*	2,152
100	EnPro Industries, Inc.*	3,665
500	Gardner Denver, Inc.	32,725
100	Graco, Inc.	3,596
400	Hawk Corp.-Class A*	19,988
2,700	Hexcel Corp.*	46,305
200	II-VI, Inc.*	8,166
200	Kaman Corp.	5,634
100	KBR, Inc.	2,708
400	Lennox International, Inc.	17,596
100	MSC Industrial Direct Co., Inc.-Class A	6,014
200	National Presto Industries, Inc.	23,220
400	Navistar International Corp.*	20,472
800	Pall Corp.	36,216
3,000	Polypore International, Inc.*	95,340
200	Quanex Building Products Corp.	3,308
300	RBC Bearings, Inc.*	11,067
1,000	Sauer-Danfoss, Inc.*	30,390
800	TAL International Group, Inc.	22,664
300	Textainer Group Holdings Ltd.	8,346
400	Thomas & Betts Corp.*	17,780
1,000	Timken Co. (The)	43,560
1,900	Toro Co. (The)	110,599
900	TransDigm Group, Inc.*	61,650
3,300	Trimas Corp.*	65,835
900	Vicor Corp.	15,102

3,500	WABCO Holdings, Inc.*	173,950
600	WESCO International, Inc.*	28,632
100	Woodward Governor Co.	3,375

	Total Capital Goods	1,317,638

	Commercial & Professional Services — 1.6%
100	Administaff, Inc.	2,829
500	Advisory Board Co. (The)*	23,730
200	American Reprographics Co.*	1,406
1,100	Cenveo, Inc.*	5,632
100	Consolidated Graphics, Inc.*	4,756
300	Corporate Executive Board Co. (The)	10,407
1,500	Deluxe Corp.	31,785
200	Exponent, Inc.*	6,984
400	Herman Miller, Inc.	8,616
1,100	HNI Corp.	29,304
1,600	Interface, Inc.-Class A	23,104
1,300	Knoll, Inc.	19,955
400	Schawk, Inc.	7,176
100	VSE Corp.	3,037

	Total Commercial & Professional Services	178,721

	Consumer Durables & Apparel — 6.0%
200	Carter’s, Inc.*	6,332
2,300	CROCS, Inc.*	40,354
2,600	Deckers Outdoor Corp.*	199,940
2,300	Fossil, Inc.*	155,595
200	G-III Apparel Group Ltd.*	5,474
200	K-Swiss, Inc.-Class A*	2,504
300	Leggett & Platt, Inc.	6,210
1,700	Liz Claiborne, Inc.*	12,427
700	Maidenform Brands, Inc.*	19,208
500	Oxford Industries, Inc.	12,350
400	Phillips-Van Heusen Corp.	27,136
900	Polaris Industries, Inc.	65,421
800	Steven Madden Ltd.*	36,200
200	Sturm Ruger & Co., Inc.	3,200
2,200	Tempur-Pedic International, Inc.*	77,242
100	Timberland Co.-Class A*	2,478
100	True Religion Apparel, Inc.*	2,243
300	Under Armour, Inc.-Class A*	17,319

	Total Consumer Durables & Apparel	691,633

	Consumer Services — 6.2%
900	California Pizza Kitchen, Inc.*	15,219
800	CEC Entertainment, Inc.*	30,016
1,600	Cheesecake Factory (The), Inc.*	50,992
1,400	Chipotle Mexican Grill, Inc.*	361,886
1,500	Cracker Barrel Old Country Store, Inc.	78,990
100	DineEquity, Inc.*	5,342
1,100	Domino’s Pizza, Inc.*	16,247
100	Life Time Fitness, Inc.*	3,944
400	Panera Bread Co.-Class A*	40,096
200	Papa John’s International, Inc.*	5,122
100	PF Chang’s China Bistro, Inc.	5,054
200	Pre-Paid Legal Services, Inc.*	12,936
300	Shuffle Master, Inc.*	3,219
1,700	Sotheby’s	68,187
400	Texas Roadhouse, Inc.*	6,836

300	Weight Watchers International, Inc.	10,272

	Total Consumer Services	714,358

	Diversified Financials — 1.9%
1,300	Credit Acceptance Corp.*	80,691
100	Epoch Holding Corp.	1,603
3,300	EZCORP, Inc.-Class A*	83,028
400	First Cash Financial Services, Inc.*	11,516
800	GFI Group, Inc.	3,712
400	Life Partners Holdings, Inc.	8,556
400	MarketAxess Holdings, Inc.	7,276
300	Nelnet, Inc.-Class A	6,405
500	NewStar Financial, Inc.*	4,220
100	Portfolio Recovery Associates, Inc.*	6,337
200	World Acceptance Corp.*	8,812

	Total Diversified Financials	222,156

	Energy — 3.4%
800	Callon Petroleum Co.*	4,736
600	CARBO Ceramics, Inc.	58,290
600	Core Laboratories NV	51,360
600	Dresser-Rand Group, Inc.*	22,758
500	Dril-Quip, Inc.*	38,720
1,700	Forest Oil Corp.*	58,174
200	Frontline Ltd.	5,188
300	Gulfport Energy Corp.*	5,592
300	Holly Corp.	10,782
1,200	Lufkin Industries, Inc.	60,756
300	Newpark Resources, Inc.*	1,716
300	Rowan Cos, Inc.*	9,045
1,200	RPC, Inc.	35,160
100	St Mary Land & Exploration Co.	4,969
100	Teekay Tankers Ltd.-Class A	1,185
100	Tetra Technologies, Inc.*	1,100
100	Whiting Petroleum Corp.*	11,005
200	World Fuel Services Corp.	6,020

	Total Energy	386,556

	Food & Staples Retailing — 1.0%
200	BJ’s Wholesale Club, Inc.*	9,162
200	Casey’s General Stores, Inc.	7,949
100	Pantry, Inc.*	2,054
1,600	PriceSmart, Inc.	53,712
700	Ruddick Corp.	25,732
500	United Natural Foods, Inc.*	18,720

	Total Food & Staples Retailing	117,329

	Food, Beverage & Tobacco — 2.0%
800	B&G Foods, Inc.	10,224
900	Boston Beer Co., Inc.-Class A*	73,512
200	Cal-Maine Foods, Inc.	6,132
400	Darling International, Inc.*	4,632
1,500	Hansen Natural Corp.*	79,830
800	Sanderson Farms, Inc.	35,408
1,300	Vector Group Ltd.	23,777

	Total Food, Beverage & Tobacco	233,515

	Health Care Equipment & Services — 7.9%
200	Almost Family, Inc.*	7,088
700	AMERIGROUP Corp.*	30,121
200	Analogic Corp.	9,294
100	Arthrocare Corp.*	3,028
800	Bio-Reference Labs, Inc.*	16,776
2,400	BioScrip, Inc.*	9,648
300	Catalyst Health Solutions, Inc.*	12,876
400	Chemed Corp.	24,376
200	Computer Programs & Systems, Inc.	9,338
100	Cooper Cos (The), Inc.	5,350
600	CorVel Corp.*	27,414
1,400	Delcath Systems, Inc.*	14,084
200	Exactech, Inc.*	3,564
300	Gentiva Health Services, Inc.*	6,894
10,600	Health Management Associates, Inc.-Class A*	94,446
3,500	Hill-Rom Holdings, Inc.	138,530
300	HMS Holdings Corp.*	18,903
100	Integra LifeSciences Holdings Corp.*	4,337
200	Kensey Nash Corp.*	5,428
5,400	Lincare Holdings, Inc.	139,050
500	Merit Medical Systems, Inc.*	7,620
1,200	Molina Healthcare, Inc.*	30,468
400	Natus Medical, Inc.*	5,144
200	Neogen Corp.*	7,430
4,100	NxStage Medical, Inc.*	88,724
800	Orthofix International NV*	21,752
400	Prospect Medical Holdings, Inc.*	3,376
600	Providence Service Corp. (The)*	10,086
2,900	ResMed, Inc.*	92,655
600	Sirona Dental Systems, Inc.*	22,674
800	Thoratec Corp.*	20,364
200	Universal Health Services, Inc.-Class B	8,224
100	Young Innovations, Inc.	3,022
200	Zoll Medical Corp.*	6,684

	Total Health Care Equipment & Services	908,768

	Household & Personal Products — 2.3%
3,100	Herbalife Ltd.	212,753
900	Inter Parfums, Inc.	16,434
800	Medifast, Inc.*	19,488
200	USANA Health Sciences, Inc.*	8,424
200	WD-40 Co.	7,818

	Total Household & Personal Products	264,917

	Insurance — 2.2%
800	Axis Capital Holdings Ltd.	28,272
100	Endurance Specialty Holdings Ltd.	4,411
3,500	Erie Indemnity Co.-Class A	220,360

	Total Insurance	253,043

	Materials — 6.4%
3,100	Albemarle Corp.	167,679
300	Allied Nevada Gold Corp.*	8,022
200	Ashland, Inc.	10,176
700	Balchem Corp.-Class B	21,672
1,900	Carpenter Technology Corp.	69,293
100	Hawkins, Inc.	4,353

100	Innophos Holdings, Inc.	3,406
3,100	International Flavors & Fragrances, Inc.	162,812
400	Kraton Performance Polymers, Inc.*	11,392
100	Neenah Paper, Inc.	1,842
500	NewMarket Corp.	62,900
500	Olin Corp.	9,135
1,600	Omnova Solutions, Inc.*	14,048
2,600	PolyOne Corp.*	32,396
200	Quaker Chemical Corp.	7,596
300	Rock-Tenn Co.-Class A	16,227
200	Scotts Miracle-Gro Co. (The)-Class A	9,992
100	Silgan Holdings, Inc.	3,424
1,600	Stillwater Mining Co.*	30,272
100	Temple-Inland, Inc.	2,097
4,200	Titanium Metals Corp.*	72,534
2,100	US Gold Corp.*	13,776
100	Valspar Corp.	3,304

	Total Materials	738,348

	Media — 1.0%
300	Arbitron, Inc.	8,766
100	Playboy Enterprises, Inc.-Class B*	488
3,200	Valassis Communications, Inc.*	104,160

	Total Media	113,414

	Pharmaceuticals, Biotechnology & Life Sciences — 5.4%
300	Dionex Corp.*	27,351
1,100	eResearchTechnology, Inc.*	6,171
200	Hi-Tech Pharmacal Co., Inc.*	4,756
3,900	Impax Laboratories, Inc.*	69,810
3,000	Incyte Corp.*	43,530
100	InterMune, Inc.*	1,256
1,400	Mettler-Toledo International, Inc.*	203,252
100	Nabi Biopharmaceuticals*	520
500	NPS Pharmaceuticals, Inc.*	3,105
2,100	PAREXEL International Corp.*	36,876
1,200	PerkinElmer, Inc.	27,960
3,200	Pharmaceutical Product Development, Inc.	79,744
1,400	Questcor Pharmaceuticals, Inc.*	19,936
2,100	Salix Pharmaceuticals Ltd.*	93,765

	Total Pharmaceuticals, Biotechnology & Life Sciences	618,032

	Real Estate — 1.7%
1,300	Associated Estates Realty Corp. REIT	19,435
2,100	CB Richard Ellis Group, Inc.*	40,299
400	DuPont Fabros Technology, Inc. REIT	9,036
200	Federal Realty Investment Trust REIT	15,478
800	Jones Lang LaSalle, Inc.	63,856
100	National Health Investors, Inc. REIT	4,400
300	Omega Healthcare Investors, Inc. REIT	6,333
200	Potlatch Corp. REIT	6,336
100	Resource Capital Corp. REIT	667
600	Saul Centers, Inc. REIT	25,542
100	Urstadt Biddle Properties, Inc. REIT	1,840

	Total Real Estate	193,222

	Retailing — 7.3%
3,100	Aeropostale, Inc.*	83,793
100	America’s Car-Mart, Inc.*	2,537

600	Big 5 Sporting Goods Corp.	8,280
2,000	Big Lots, Inc.*	61,300
400	Cato Corp. (The)-Class A	11,420
1,000	Childrens Place Retail Stores (The), Inc.*	51,910
100	Citi Trends, Inc.*	2,369
300	Dress Barn, Inc.*	7,410
600	Finish Line (The), Inc.-Class A	10,710
1,200	Hibbett Sports, Inc.*	41,100
900	HSN, Inc.*	25,515
500	Jo-Ann Stores, Inc.*	24,220
1,250	Jos. A. Bank Clothiers, Inc.*	56,300
900	Kirkland’s, Inc.*	10,755
300	NutriSystem, Inc.	6,201
400	OfficeMax, Inc.*	6,836
4,700	PetSmart, Inc.	177,942
200	Systemax, Inc.*	2,596
400	Talbots, Inc.*	4,600
3,800	Tractor Supply Co.	161,386
200	Ulta Salon Cosmetics & Fragrance, Inc.*	6,990
2,200	Williams-Sonoma, Inc.	73,194

	Total Retailing	837,364

	Semiconductors & Semiconductor Equipment — 4.1%
3,000	Atmel Corp.*	31,170
9,400	Cirrus Logic, Inc.*	143,538
4,700	Entropic Communications, Inc.*	42,018
700	IXYS Corp.*	7,833
500	Kulicke & Soffa Industries, Inc.*	3,315
2,700	Lattice Semiconductor Corp.*	12,015
2,500	Micrel, Inc.	30,950
200	MIPS Technologies, Inc.*	2,718
500	Novellus Systems, Inc.*	15,075
100	NVE Corp.*	5,099
1,000	Omnivision Technologies, Inc.*	28,290
1,500	Silicon Image, Inc.*	11,505
3,700	Skyworks Solutions, Inc.*	94,165
600	Teradyne, Inc.*	7,116
1,300	TriQuint Semiconductor, Inc.*	15,483
1,000	Volterra Semiconductor Corp.*	22,520

	Total Semiconductors & Semiconductor Equipment	472,810

	Software & Services — 10.7%
200	ACI Worldwide, Inc.*	5,078
900	Actuate Corp.*	5,076
3,900	Acxiom Corp.*	66,339
300	Ariba, Inc.*	6,070
1,600	Cardtronics, Inc.*	27,040
1,100	Compuware Corp.*	11,330
1,100	CSG Systems International, Inc.*	20,702
400	Deltek, Inc.*	2,856
100	DST Systems, Inc.	4,286
600	ExlService Holdings, Inc.*	12,402
600	Factset Research Systems, Inc.	53,202
300	Forrester Research, Inc.*	10,395
1,400	Gartner, Inc.*	45,038
2,900	Global Cash Access Holdings, Inc.*	6,612
1,100	Heartland Payment Systems, Inc.	17,369
800	IAC/InterActiveCorp*	22,528
1,300	iGate Corp.	26,000

1,800	Informatica Corp.*	74,304
200	Internet Brands, Inc.-Class A*	2,666
100	Lionbridge Technologies, Inc.*	326
400	Liquidity Services, Inc.*	6,188
900	LivePerson, Inc.*	8,694
300	LoopNet, Inc.*	3,198
800	Manhattan Associates, Inc.*	24,872
700	MAXIMUS, Inc.	42,490
2,600	Micros Systems, Inc.*	113,672
100	OpenTable, Inc.*	7,254
700	Opnet Technologies, Inc.	17,024
1,700	Parametric Technology Corp.*	36,414
1,200	Progress Software Corp.*	46,284
400	Quest Software, Inc.*	10,120
2,100	Radiant Systems, Inc.*	37,905
500	Renaissance Learning, Inc.	5,885
300	Rovi Corp.*	16,551
3,700	Sapient Corp.	44,141
1,200	Smith Micro Software, Inc.*	17,928
59	Sonic Solutions, Inc.*	589
300	Support.com, Inc.*	1,941
1,600	Synchronoss Technologies, Inc.*	41,584
10,600	TIBCO Software, Inc.*	208,184
500	Travelzoo, Inc.*	21,495
2,600	VeriFone Holdings, Inc.*	90,350
100	Websense, Inc.*	2,073

	Total Software & Services	1,224,455

	Technology Hardware & Equipment — 9.2%
5,500	Acme Packet, Inc.*	269,390
3,600	ADTRAN, Inc.	112,104
100	Anixter International, Inc.	5,587
300	AVX Corp.	4,293
200	Checkpoint Systems, Inc.*	3,588
200	Coherent, Inc.*	8,262
100	CPI International, Inc.*	1,935
500	DDi Corp.	5,245
300	Faro Technologies, Inc.*	7,791
100	Imation Corp.*	950
400	Insight Enterprises, Inc.*	5,044
2,600	Isilon Systems, Inc.*	87,750
2,800	Ixia*	44,408
5,800	JDS Uniphase Corp.*	68,846
1,300	Keithley Instruments, Inc.	28,041
100	KVH Industries, Inc.*	1,325
100	Loral Space & Communications, Inc.*	7,308
100	MTS Systems Corp.	3,832
400	Multi-Fineline Electronix, Inc.*	9,320
6,300	NCR Corp.*	90,657
200	Netgear, Inc.*	6,356
100	NU Horizons Electronics Corp.*	696
200	Oplink Communications, Inc.*	3,458
600	Plantronics, Inc.	21,462
1,300	Polycom, Inc.*	48,106
2,900	Power-One, Inc.*	27,405
2,600	Riverbed Technology, Inc.*	88,166
100	Spectrum Control, Inc.*	1,527
500	Stratasys, Inc.*	16,910
1,800	Super Micro Computer, Inc.*	18,540

1,400	Trimble Navigation Ltd.*	52,136
64	Vishay Precision Group, Inc.*	1,072

	Total Technology Hardware & Equipment	1,051,510

	Telecommunication Services — 1.0%
300	Alaska Communications Systems Group, Inc.	3,162
1,000	Consolidated Communications Holdings, Inc.	18,420
300	Global Crossing Ltd.*	4,011
4,600	MetroPCS Communications, Inc.*	55,890
400	Syniverse Holdings, Inc.*	12,224
900	USA Mobility, Inc.	15,318

	Total Telecommunication Services	109,025

	Transportation — 5.1%
200	Alaska Air Group, Inc.*	11,000
400	Celadon Group, Inc.*	5,388
100	Genesee & Wyoming, Inc.-Class A*	4,749
200	HUB Group, Inc.-Class A*	6,526
1,200	Kansas City Southern*	56,808
700	Old Dominion Freight Line, Inc.*	20,216
400	Pacer International, Inc.*	2,236
100	Roadrunner Transportation Systems, Inc.*	1,268
17,435	United Continental Holdings, Inc.*	482,601

	Total Transportation	590,792

	Utilities — 0.1%
200	South Jersey Industries, Inc.	10,238

	TOTAL COMMON STOCKS (COST $9,452,901)	11,419,374

	MUTUAL FUNDS — 0.8%

	Affiliated Issuers — 0.8%
3,760	GMO U.S. Treasury Fund	94,000

	TOTAL MUTUAL FUNDS (COST $94,000)	94,000

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
14,262	State Street Institutional Treasury Money Market Fund-Institutional Class	14,262

	TOTAL SHORT-TERM INVESTMENTS (COST $14,262)	14,262

	TOTAL INVESTMENTS — 100.4% (COST $9,561,163)	11,527,636

	Other Assets and Liabilities (net) — (0.4%)	(46,616)

	TOTAL NET ASSETS — 100.0%	$11,481,020

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$9,566,513	$2,137,637	$(176,514)	$1,961,123
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$—	$190,027	$95,997	$43	$8	$94,000

Totals	$—	$190,027	$95,997	$43	$8	$94,000

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

* Non-income producing security.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010 :

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$11,419,374	$—	$—	$11,419,374
Mutual Funds	94,000	—	—	94,000
Short-Term Investments	14,262	—	—	14,262

Total Investments	11,527,636	—	—	11,527,636

Total	$11,527,636	$—	$—	$11,527,636

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The Fund held no investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Smaller Company Risk — The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Market Risk — Growth Securities — Because growth securities typically trade at higher multiples of current earnings than other securities, their market values are often more sensitive than other securities to changes in future earnings expectations.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Liquidity Risk (difficulty in selling Fund investments at desirable prices and/or increased likelihood of honoring redemption requests in-kind); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).

In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2010, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The volume of derivative activity, based on absolute values (futures contracts) outstanding at each month-end, was as follows for the period ended November 30, 2010:

Futures
Contracts
Average amount outstanding	$57,912

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Small/Mid Cap Value Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	COMMON STOCKS — 98.6%

	Automobiles & Components — 2.6%
1,900	Autoliv, Inc.	139,498
500	Dorman Products, Inc.*	19,755
700	Tenneco, Inc.*	25,522
2,600	TRW Automotive Holdings Corp.*	123,474

	Total Automobiles & Components	308,249

	Banks — 0.3%
500	Community Bank System, Inc.	12,040
200	Federal Agricultural Mortgage Corp.-Class C	2,792
1,400	FNB Corp.	12,278
100	Northrim BanCorp, Inc.	1,889
300	Republic Bancorp, Inc.-Class A	6,153

	Total Banks	35,152

	Capital Goods — 7.2%
900	A.O. Smith Corp.	35,469
200	Alamo Group, Inc.	5,122
1,300	Applied Industrial Technologies, Inc.	38,844
500	CAI International, Inc.*	10,225
700	Ceradyne, Inc.*	18,494
1,700	Crane Co.	63,716
400	DXP Enterprises, Inc.*	8,608
700	EnPro Industries, Inc.*	25,655
900	Esterline Technologies Corp.*	52,992
700	Gardner Denver, Inc.	45,815
800	Hubbell, Inc.-Class B	45,248
1,000	Idex Corp.	37,470
300	LMI Aerospace, Inc.*	4,881
1,100	Moog, Inc.-Class A*	40,546
300	NACCO Industries, Inc.-Class A	27,783
300	NN, Inc.*	3,000
1,100	Roper Industries, Inc.	79,651
700	Sauer-Danfoss, Inc.*	21,273
22	Seaboard Corp.	40,964
300	Standex International Corp.	8,970
800	TAL International Group, Inc.	22,664
900	Teledyne Technologies, Inc.*	36,198
700	Toro Co. (The)	40,747
1,000	Trimas Corp.*	19,950
600	Triumph Group, Inc.	50,478
1,400	WESCO International, Inc.*	66,808

	Total Capital Goods	851,571

	Commercial & Professional Services — 2.2%
700	ABM Industries, Inc.	16,121
500	Administaff, Inc.	14,145
800	American Reprographics Co.*	5,624
1,200	Cintas Corp.	32,094
300	Consolidated Graphics, Inc.*	14,268
1,000	Corporate Executive Board Co. (The)	34,690
1,700	Deluxe Corp.	36,023
800	Ennis, Inc.	13,656
1,000	Kelly Services, Inc.-Class A*	17,875
900	Knoll, Inc.	13,815
700	Schawk, Inc.	12,558

1,800	SFN Group, Inc.*	15,426
500	United Stationers, Inc.*	31,735

	Total Commercial & Professional Services	258,030

	Consumer Durables & Apparel — 9.5%
600	American Greetings Corp.-Class A	12,042
300	Arctic Cat, Inc.*	4,473
200	Blyth, Inc.	8,916
1,100	Carter’s, Inc.*	34,826
1,000	Columbia Sportswear Co.	55,640
1,290	Deckers Outdoor Corp.*	99,201
1,800	Fossil, Inc.*	121,770
500	G-III Apparel Group Ltd.*	13,685
3,200	Hasbro, Inc.	152,512
1,600	Iconix Brand Group, Inc.*	29,888
1,000	Jakks Pacific, Inc.*	19,250
1,800	Jones Group (The), Inc.	24,372
500	Kenneth Cole Productions, Inc.-Class A*	6,765
200	Libbey, Inc.*	2,894
1,500	Liz Claiborne, Inc.*	10,965
800	Maidenform Brands, Inc.*	21,952
4,400	Newell Rubbermaid, Inc.	73,788
600	Oxford Industries, Inc.	14,820
500	Perry Ellis International, Inc.*	13,605
1,700	Phillips-Van Heusen Corp.	115,328
800	Polaris Industries, Inc.	58,152
5,900	Quiksilver, Inc.*	25,370
700	RC2 Corp.*	15,505
1,500	Stanley Black & Decker, Inc.	89,295
300	Steinway Musical Instruments, Inc.*	5,175
500	Steven Madden Ltd.*	22,625
800	Timberland Co.-Class A*	19,824
500	True Religion Apparel, Inc.*	11,215
1,300	Wolverine World Wide, Inc.	40,625

	Total Consumer Durables & Apparel	1,124,478

	Consumer Services — 3.9%
900	Bluegreen Corp.*	2,601
1,500	Brinker International, Inc.	30,660
1,800	Career Education Corp.*	32,022
400	CEC Entertainment, Inc.*	15,008
800	Cracker Barrel Old Country Store, Inc.	42,128
600	DineEquity, Inc.*	32,052
1,700	Domino’s Pizza, Inc.*	25,109
1,500	Hillenbrand, Inc.	28,965
600	Papa John’s International, Inc.*	15,366
300	Pre-Paid Legal Services, Inc.*	19,404
1,100	Regis Corp.	19,602
1,600	Ruby Tuesday, Inc.*	20,464
1,600	Weight Watchers International, Inc.	54,784
4,400	Wyndham Worldwide Corp.	126,500

	Total Consumer Services	464,665

	Diversified Financials — 2.8%
10,900	American Capital Ltd.*	78,371
1,800	BlackRock Kelso Capital Corp.	20,178
700	Cash America International, Inc.	25,340
700	Encore Capital Group, Inc.*	13,013
1,600	EZCORP, Inc.-Class A*	40,256

700	First Cash Financial Services, Inc.*	20,153
400	International Assets Holding Corp.*	9,132
1,100	MCG Capital Corp.	7,689
1,500	Nelnet, Inc.-Class A	32,025
1,500	Primus Guaranty Ltd.*	7,230
1,100	Towers Watson & Co.-Class A	55,220
500	World Acceptance Corp.*	22,030

	Total Diversified Financials	330,637

	Energy — 3.2%
1,700	Complete Production Services, Inc.*	48,365
500	Energy Partners Ltd.*	6,055
1,400	Oil States International, Inc.*	83,062
300	Petroleum Development Corp.*	10,686
2,100	Ship Finance International Ltd.	45,591
3,200	Sunoco, Inc.	128,448
1,800	World Fuel Services Corp.	54,180

	Total Energy	376,387

	Food & Staples Retailing — 2.4%
1,500	BJ’s Wholesale Club, Inc.*	68,715
1,200	Casey’s General Stores, Inc.	47,694
400	Nash Finch Co.	14,780
700	Pantry, Inc.*	14,378
1,400	Ruddick Corp.	51,464
400	Spartan Stores, Inc.	6,544
400	Susser Holdings Corp.*	5,376
1,400	United Natural Foods, Inc.*	52,416
600	Weis Markets, Inc.	23,124

	Total Food & Staples Retailing	284,491

	Food, Beverage & Tobacco — 3.2%
100	Coca-Cola Bottling Co.	5,850
3,700	Constellation Brands, Inc.-Class A*	76,257
1,100	Corn Products International, Inc.	47,432
6,300	Del Monte Foods Co.	117,999
1,600	Flowers Foods, Inc.	41,920
1,100	Hain Celestial Group (The), Inc.*	29,161
300	Hansen Natural Corp.*	15,966
100	J.M. Smucker Co. (The)	6,325
200	McCormick & Co., Inc. (Non Voting)	8,802
900	National Beverage Corp.	11,781
400	Sanderson Farms, Inc.	17,704

	Total Food, Beverage & Tobacco	379,197

	Health Care Equipment & Services — 11.1%
100	Almost Family, Inc.*	3,544
400	Amedisys, Inc.*	11,352
1,000	American Medical Systems Holdings, Inc.*	17,930
1,700	AMERIGROUP Corp.*	73,151
300	Arthrocare Corp.*	9,084
1,700	Centene Corp.*	39,525
700	Chemed Corp.	42,658
500	Conmed Corp.*	10,755
1,100	Continucare Corp.*	5,192
1,400	Cooper Cos (The), Inc.	74,900
3,400	Coventry Health Care, Inc.*	86,088
600	Gentiva Health Services, Inc.*	13,788
300	Greatbatch, Inc.*	6,573

3,400	Health Net, Inc.*	91,800
1,900	Healthspring, Inc.*	50,977
100	Henry Schein, Inc.*	5,743
2,100	Hill-Rom Holdings, Inc.	83,118
700	Integra LifeSciences Holdings Corp.*	30,359
600	Invacare Corp.	16,194
1,400	Kinetic Concepts, Inc.*	55,594
1,500	LifePoint Hospitals, Inc.*	54,330
2,900	Lincare Holdings, Inc.	74,675
1,000	Magellan Health Services, Inc.*	48,700
1,300	Metropolitan Health Networks, Inc.*	5,603
1,000	Molina Healthcare, Inc.*	25,390
200	MWI Veterinary Supply, Inc.*	12,220
2,000	Omnicare, Inc.	46,120
1,500	Owens & Minor, Inc.	42,375
1,800	Patterson Cos., Inc.	53,514
500	Providence Service Corp. (The)*	8,405
1,700	STERIS Corp.	58,497
800	Teleflex, Inc.	39,952
2,500	Universal American Financial Corp.	37,075
1,400	Universal Health Services, Inc.-Class B	57,568
300	US Physical Therapy, Inc.*	5,757
200	Young Innovations, Inc.	6,044

	Total Health Care Equipment & Services	1,304,550

	Household & Personal Products — 3.6%
600	Church & Dwight Co., Inc.	39,150
900	Elizabeth Arden, Inc.*	19,179
1,600	Energizer Holdings, Inc.*	112,624
2,000	Herbalife Ltd.	137,260
1,000	Inter Parfums, Inc.	18,260
400	Nu Skin Enterprises, Inc.-Class A	12,644
200	Nutraceutical International Corp.*	2,974
1,600	Prestige Brands Holdings, Inc.*	18,832
700	Schiff Nutrition International, Inc.	5,761
700	Spectrum Brands Holdings, Inc.*	18,921
600	USANA Health Sciences, Inc.*	25,272
400	WD-40 Co.	15,636

	Total Household & Personal Products	426,513

	Insurance — 10.4%
1,200	Allied World Assurance Co. Holdings Ltd.	70,488
1,700	American Equity Investment Life Holding Co.	18,666
3,100	American Financial Group, Inc.	95,387
2,600	American International Group, Inc.*	107,354
200	American Physicians Service Group, Inc.	6,494
1,200	AmTrust Financial Services, Inc.	19,212
700	Arch Capital Group Ltd.*	63,210
1,500	Aspen Insurance Holdings Ltd.	43,350
3,200	Assurant, Inc.	112,864
1,700	Axis Capital Holdings Ltd.	60,078
1,100	CNA Surety Corp.*	25,850
1,200	Endurance Specialty Holdings Ltd.	52,932
800	FBL Financial Group, Inc.-Class A	21,376
200	FPIC Insurance Group, Inc.*	7,396
1,100	Horace Mann Educators Corp.	17,963
200	Infinity Property & Casualty Corp.	11,546
3,100	MBIA, Inc.*	30,969
1,500	Meadowbrook Insurance Group, Inc.	14,190

800	Mercury General Corp.	34,352
1,500	National Financial Partners Corp.*	17,640
300	National Interstate Corp.	6,195
800	Platinum Underwriters Holdings Ltd.	34,584
400	ProAssurance Corp.*	23,692
2,000	Protective Life Corp.	47,040
1,000	RenaissanceRe Holdings Ltd.	60,280
400	Safety Insurance Group, Inc.	18,724
2,400	Torchmark Corp.	137,928
1,100	Unitrin, Inc.	26,026
1,300	Validus Holdings Ltd.	37,973

	Total Insurance	1,223,759

	Materials — 5.1%
1,100	Ball Corp.	72,468
800	Cytec Industries, Inc.	38,264
200	Hawkins, Inc.	8,706
500	Innophos Holdings, Inc.	17,030
600	Innospec, Inc.*	12,870
1,600	International Flavors & Fragrances, Inc.	84,032
1,300	KapStone Paper and Packaging Corp.*	19,136
1,090	Lubrizol Corp.	113,970
200	Quaker Chemical Corp.	7,596
800	Scotts Miracle-Gro Co. (The)-Class A	39,968
1,400	Silgan Holdings, Inc.	47,936
1,800	Sonoco Products Co.	58,968
200	TPC Group, Inc.*	5,584
2,100	Valspar Corp.	69,384

	Total Materials	595,912

	Media — 1.9%
300	AH Belo Corp.-Class A*	2,640
200	Arbitron, Inc.	5,844
400	Entercom Communications Corp.-Class A*	3,476
6,900	Gannett Co., Inc.	90,459
1,600	Journal Communications, Inc.-Class A*	7,264
2,800	McClatchy Co. (The)-Class A*	8,848
1,300	Meredith Corp.	43,706
2,200	Sinclair Broadcast Group, Inc.	17,050
1,500	Valassis Communications, Inc.*	48,825

	Total Media	228,112

	Pharmaceuticals, Biotechnology & Life Sciences — 4.7%
300	Cephalon, Inc.*	19,047
700	Cubist Pharmaceuticals, Inc.*	15,197
3,900	Endo Pharmaceuticals Holdings, Inc.*	140,439
400	Impax Laboratories, Inc.*	7,160
1,400	Medicis Pharmaceutical Corp.-Class A	36,890
300	Mylan, Inc.*	5,869
900	Par Pharmaceutical Cos., Inc.*	32,337
1,300	PAREXEL International Corp.*	22,828
2,200	PerkinElmer, Inc.	51,260
100	Perrigo Co.	6,024
3,000	Pharmaceutical Product Development, Inc.	74,760
2,600	Viropharma, Inc.*	40,170
2,100	Watson Pharmaceuticals, Inc.*	102,354

	Total Pharmaceuticals, Biotechnology & Life Sciences	554,335

	Real Estate — 0.9%
200	Agree Realty Corp. REIT	5,590
1,200	American Capital Agency Corp. REIT	35,184
1,700	Ashford Hospitality Trust, Inc. REIT*	15,980
600	Hatteras Financial Corp. REIT	18,588
2,600	iStar Financial, Inc. REIT*	14,144
100	One Liberty Properties, Inc. REIT	1,531
1,200	Resource Capital Corp. REIT	8,004
400	Walter Investment Management Corp. REIT	6,900

	Total Real Estate	105,921

	Retailing — 12.0%
1,800	Aaron’s, Inc.	35,928
1,100	Abercrombie & Fitch Co.-Class A	55,275
1,200	Advance Auto Parts, Inc.	79,188
1,700	Aeropostale, Inc.*	45,951
400	America’s Car-Mart, Inc.*	10,148
800	AnnTaylor Stores Corp.*	21,528
700	Asbury Automotive Group, Inc.*	11,018
2,100	AutoNation, Inc.*	54,873
2,300	Big Lots, Inc.*	70,495
200	Bon-Ton Stores (The), Inc.*	2,684
1,200	Brown Shoe Co., Inc.	17,064
1,600	Cabela’s, Inc.*	35,600
1,000	Cato Corp. (The)-Class A	28,550
900	Childrens Place Retail Stores (The), Inc.*	46,719
100	Core-Mark Holding Co., Inc.*	3,620
100	Destination Maternity Corp.*	3,828
2,100	Dillard’s, Inc.-Class A	65,478
700	Family Dollar Stores, Inc.	35,140
900	Finish Line (The), Inc.-Class A	16,065
3,300	Foot Locker, Inc.	62,271
800	Fred’s, Inc.-Class A	10,232
500	Genesco, Inc.*	19,230
600	Hibbett Sports, Inc.*	20,550
1,100	HSN, Inc.*	31,185
600	Jo-Ann Stores, Inc.*	29,064
1,000	Jos. A. Bank Clothiers, Inc.*	45,040
200	O’Reilly Automotive, Inc.*	12,036
1,600	OfficeMax, Inc.*	27,344
3,900	PetSmart, Inc.	147,654
2,900	RadioShack Corp.	53,505
2,000	Rent-A-Center, Inc.	55,680
800	Retail Ventures, Inc.*	13,120
2,900	Sally Beauty Holdings, Inc.*	39,875
300	Shoe Carnival, Inc.*	8,322
400	Systemax, Inc.*	5,192
2,000	Tractor Supply Co.	84,940
1,500	Tuesday Morning Corp.*	7,800
600	West Marine, Inc.*	5,742
2,800	Williams-Sonoma, Inc.	93,156

	Total Retailing	1,411,090

	Semiconductors & Semiconductor Equipment — 0.1%
1,400	Silicon Image, Inc.*	10,738

	Software & Services — 4.4%
500	ACI Worldwide, Inc.*	12,695
500	CACI International, Inc.-Class A*	25,165

3,500	Compuware Corp.*	36,050
1,000	CSG Systems International, Inc.*	18,820
2,700	EarthLink, Inc.	24,206
1,100	Fair Isaac Corp.	25,685
700	j2 Global Communications, Inc.*	18,746
200	Manhattan Associates, Inc.*	6,218
400	MAXIMUS, Inc.	24,280
1,400	Mentor Graphics Corp.*	15,743
1,300	Progress Software Corp.*	50,141
2,700	Quest Software, Inc.*	68,310
900	Radiant Systems, Inc.*	16,245
1,300	SRA International, Inc.-Class A*	25,506
2,800	Synopsys, Inc.*	71,932
3,900	TIBCO Software, Inc.*	76,596

	Total Software & Services	516,338

	Technology Hardware & Equipment — 3.6%
800	ADTRAN, Inc.	24,912
500	Anixter International, Inc.	27,935
400	Black Box Corp.	14,332
400	CPI International, Inc.*	7,740
500	Imation Corp.*	4,750
3,100	Ingram Micro, Inc.-Class A*	55,335
1,700	Insight Enterprises, Inc.*	21,437
2,700	Lexmark International, Inc.*	97,848
400	Measurement Specialties, Inc.*	10,232
2,700	NCR Corp.*	38,853
400	PC Connection, Inc.*	3,608
1,100	Polycom, Inc.*	40,706
800	Tech Data Corp.*	35,256
1,100	Zebra Technologies Corp.*	40,084

	Total Technology Hardware & Equipment	423,028

	Telecommunication Services — 2.0%
3,500	CenturyTel, Inc.	150,465
500	IDT Corp.-Class B	10,395
1,900	Syniverse Holdings, Inc.*	58,064
600	USA Mobility, Inc.	10,212
2,300	Vonage Holdings Corp.*	5,566

	Total Telecommunication Services	234,702

	Transportation — 0.3%
1,900	Air Transport Services Group, Inc.*	14,022
300	Dollar Thrifty Automotive Group, Inc.*	13,776
1,000	Pacer International, Inc.*	5,590
600	Republic Airways Holdings, Inc.*	4,656

	Total Transportation	38,044

	Utilities — 1.2%
3,100	NiSource, Inc.	51,863
3,000	UGI Corp.	89,010

	Total Utilities	140,873

	TOTAL COMMON STOCKS (COST $9,354,216)	11,626,772

	MUTUAL FUNDS — 1.5%

	Affiliated Issuers — 1.5%
7,000	GMO U.S. Treasury Fund	175,000

	TOTAL MUTUAL FUNDS (COST $175,000)	175,000

Shares	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.4%

	Money Market Funds — 0.4%
46,798	State Street Institutional Treasury Money Market Fund-Institutional Class	46,798

	TOTAL SHORT-TERM INVESTMENTS (COST $46,798)	46,798

	TOTAL INVESTMENTS — 100.5% (COST $9,576,014)	11,848,570

	Other Assets and Liabilities (net) — (0.5%)	(60,397)

	TOTAL NET ASSETS — 100.0%	$11,788,173

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$9,637,965	$2,324,389	$(113,784)	$2,210,605
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO U.S. Treasury Fund	$—	$447,037	$272,004	$72	$9	$175,000

Totals	$—	$447,037	$272,004	$72	$9	$175,000

Notes to Schedule of Investments:

REIT — Real Estate Investment Trust

* Non-income producing security.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See below for a further discussion on valuation of derivative financial instruments.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010 :

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$11,626,772	$—	$—	$11,626,772
Mutual Funds	175,000	—	—	175,000
Short-Term Investments	46,798	—	—	46,798

Total Investments	11,848,570	—	—	11,848,570

Total	$11,848,570	$—	$—	$11,848,570

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.
All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.
The Fund held no investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund normally does not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Smaller Company Risk — The securities of small- and mid-cap companies often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.
• Market Risk — Value Securities — The Fund purchases some equity investments at prices below what the Manager believes to be their fundamental value. The Fund runs the risk that the prices of these investments will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value.
Other principal risks of an investment in the Fund include Derivatives Risk (the value of derivatives may not correlate with the value of the relevant underlying assets, rates or indices; derivatives also present other Fund risks, including market risk, liquidity risk, and credit and counterparty risk); Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities); Liquidity Risk (difficulty in selling Fund investments at desirable prices and/or increased likelihood of honoring redemption requests in-kind); Leveraging Risk (increased risk of loss from use of derivatives and securities lending); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.
The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero).
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, indices and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral, that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2010, the Fund used futures contracts to maintain the diversity and liquidity of the portfolio. The Fund had no futures contracts outstanding at the end of the period.

Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund had no written option contracts outstanding at the end of the period.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

The volume of derivative activity, based on absolute values (futures contracts) outstanding at each month-end, was as follows for the period ended November 30, 2010:

Futures
Contracts
Average amount outstanding	$22,449

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Treasury Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares/Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 100.0%

	Money Market Funds — 0.0%
24,995	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	24,995

	U.S. Government — 100.0%
3,050,000	U.S. Treasury Bill, 0.17%, due 03/31/11(a)	3,048,271
7,325,000	U.S. Treasury Bill, 0.17%, due 04/07/11(a)	7,320,737
741,575,000	U.S. Treasury Bill, 0.14%, due 12/30/10(a)	741,489,815
430,440,000	U.S. Treasury Bill, 0.12%, due 01/06/11(a)	430,387,733

	Total U.S. Government	1,182,246,556

	TOTAL SHORT-TERM INVESTMENTS (COST $1,182,272,142)	1,182,271,551

	TOTAL INVESTMENTS — 100.0% (COST $1,182,272,142)	1,182,271,551

	Other Assets and Liabilities (net) — (0.0%)	(122,853)

	TOTAL NET ASSETS — 100.0%	$1,182,148,698

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$1,182,272,142	$—	$(591)	$(591)

Notes to Schedule of Investments:

(a)	Rate shown represents yield-to-maturity.

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. U.S. Treasury Bills having sixty days or less to final maturity were valued using amortized cost.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010:

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Short-Term Investments	$10,394,003	$1,171,877,548	$—	$1,182,271,551

Total Investments	10,394,003	1,171,877,548	—	1,182,271,551

Total	$10,394,003	$1,171,877,548	$—	$1,182,271,551

At November 30, 2010, the Fund’s investments in U.S. Treasury Bills having sixty days or less to final maturity were valued using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, as the value is not obtained from a quoted price in an active market. Securities valued at amortized cost are considered to be valued using Level 2.
The Fund held no investments or other financial instruments at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s U.S. Treasury and other fixed income securities will decline during periods of rising interest rates, and yields on the Fund’s securities may equal or approach zero under some market conditions.
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to a repurchase agreement, or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.
• Focused Investment Risk — Focusing investments in a particular type of security (e.g., Direct U.S. Treasury Obligations) creates additional risk.
• Large Shareholder Risk — To the extent that shares of the Fund are held by large shareholders (e.g., institutional investors, asset allocation funds, or other GMO Funds), the Fund is subject to the risk that these shareholders will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
Other principal risks of an investment in the Fund include Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected or that the Fund will incur additional expenses as a result of such investments).
Derivative financial instruments
At November 30, 2010, the Fund held no derivative contracts.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO World Opportunities Equity Allocation Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Shares	Description	Value ($)

	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
2,429,363	GMO Emerging Markets Fund, Class VI	33,452,329
678,277	GMO Flexible Equities Fund, Class VI	12,093,684
12,758,974	GMO International Growth Equity Fund, Class IV	278,145,644
13,319,562	GMO International Intrinsic Value Fund, Class IV	272,784,627
21,059,792	GMO Quality Fund, Class VI	404,137,417
9,186,413	GMO U.S. Core Equity Fund, Class VI	100,958,678

	TOTAL MUTUAL FUNDS (COST $1,158,368,979)	1,101,572,379

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%

38,047	State Street Eurodollar Time Deposit, 0.01%, due 12/01/10	38,047

	TOTAL SHORT-TERM INVESTMENTS (COST $38,047)	38,047

	TOTAL INVESTMENTS — 100.0% (COST $1,158,407,026)	1,101,610,426

	Other Assets and Liabilities (net) — (0.0%)	(63,304)

	TOTAL NET ASSETS — 100.0%	$1,101,547,122

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 1,263,157,976	$14,935,648	$(176,483,198)	$(161,547,550)
Investments in Affiliated Issuers
The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.
A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2010 is set forth below:

	Value,				Distributions
	beginning of		Sales	Dividend	of Realized	Value, end
Affiliate	period	Purchases	Proceeds	Income	Gains	of period
GMO Emerging Markets Fund, Class VI	$—	$36,693,539	$8,044,598	$13,634	$—	$33,452,329
GMO Flexible Equities Fund, Class VI	21,035,579	103,618	7,925,714	—	—	12,093,684
GMO International Growth Equity Fund, Class IV	223,870,059	41,530,177	15,421,986	879,123	—	278,145,644
GMO International Intrinsic Value Fund, Class IV	223,056,848	44,637,794	8,268,713	1,069,123	—	272,784,627
GMO International Small Companies Fund, Class III	19,834,925	292,399	20,601,377	205,724	—	—
GMO Quality Fund, Class VI	408,859,750	57,946,071	66,270,698	5,728,391	—	404,137,417
GMO U.S. Core Equity Fund, Class VI	163,195,449	4,055,497	72,686,922	1,832,474	—	100,958,678

Totals	$1,059,852,610	$185,259,095	$199,220,008	$9,728,469	$—	$1,101,572,379

Portfolio valuation
Shares of the funds in which the Fund invests (“underlying funds”) and other investment funds are generally valued at their net asset value. Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. As of November 30, 2010, the total value of securities held indirectly that were fair valued using methods determined in good faith by or at the direction of the Trustees of the Trust represented 0.2% of net assets. The underlying funds classify such securities (as defined below) as Level 3. Additionally, because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund and the underlying funds generally value foreign equity securities and foreign index futures contracts as of the NYSE close using fair value prices, which are based on local closing prices adjusted by a factor supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2010, foreign equity securities and foreign index futures contracts representing 55.5% and (0.1)%, respectively, of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on those adjustments. Those underlying funds classify such securities (as defined below) as Level 2.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs.
Level 3 — Valuations based primarily on inputs that are unobservable and significant.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010 :

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Mutual Funds	$1,101,572,379	$—	$—	$1,101,572,379
Short-Term Investments	38,047	—	—	38,047

Total Investments	1,101,610,426	—	—	1,101,610,426

Total	$1,101,610,426	$—	$—	$1,101,610,426

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the underlying funds’ portfolio valuation notes. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 0.2% of total net assets.
The Fund held no direct investments or other financial instruments directly at either November 30, 2010 or February 28, 2010, whose fair value was categorized using Level 3 inputs.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. References to investments include those held directly by the Fund and indirectly through the Fund’s investments in the underlying funds. Some of the underlying funds are non-diversified investment companies under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified. The principal risks of investing in the Fund are summarized below, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Equity Securities — The market value of equity investments may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and the underlying funds normally do not take temporary defensive positions, declines in stock market prices generally are likely to reduce the market value of the Fund’s investments.
• Foreign Investment Risk — The market prices of many foreign securities may fluctuate more than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid and less regulated than U.S. markets, and the cost of trading in those markets often is higher than in U.S. markets. In addition, the Fund or the underlying funds may be subject to foreign taxes on capital gains or other income payable on foreign securities, on transactions in those securities or otherwise on the repatriation of proceeds generated from those securities. Also, there are risks associated with any license that the Fund or the underlying funds need to maintain to invest in some foreign markets. In some foreign markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose the Fund or the underlying funds to credit and other risks with respect to participating brokers, custodians, clearing banks or other clearing agents, escrow agents and issuers. Further, adverse changes in investment regulations, capital requirements, or exchange controls could adversely affect the value of the Fund’s investments. These and other risks (e.g., nationalization, expropriation, or other confiscation of assets of foreign issuers to which the Fund is exposed) are greater for the Fund’s investments in companies tied economically to emerging countries, the economies of which tend to be more volatile than the economies of developed countries.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund or an underlying fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.
• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests do not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, new investments in underlying funds with higher fees or expenses than those of the underlying funds in which the Fund is currently invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
Other principal risks of an investment in the Fund include Smaller Company Risk (greater market risk and liquidity risk resulting from investments in companies with smaller market capitalizations); Market Risk — Value Securities (risk that the price of investments held by the Fund will not increase to what the Manager believes to be their fundamental value or that the Manager has overestimated their fundamental value); Market Risk — Growth Securities (greater price fluctuations resulting from dependence on future earnings expectations); Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments); Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged); Leveraging Risk (increased risk of loss from use of reverse repurchase agreements and other derivatives and securities lending); Credit and Counterparty Risk (risk of default of an issuer of a portfolio security, a derivatives counterparty, or a borrower of the Fund’s securities); Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries); Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited); Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis).
Derivative financial instruments
At November 30, 2010, the Fund held no derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments.
For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO World Opportunity Overlay Fund
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
November 30, 2010 (Unaudited)

Par Value ($)	Description	Value ($)

	DEBT OBLIGATIONS — 92.9%

	Asset-Backed Securities — 43.5%

	Auto Financing — 5.9%
4,552,591	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.65%, due 02/18/14	4,558,054
9,000,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.90%, due 08/15/13	9,136,710
4,685,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	4,841,479
1,700,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.63%, due 07/15/12	1,702,312
1,692,245	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.29%, due 02/15/12	1,691,839
11,790,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.50%, due 06/15/13	11,674,564
9,000,000	Merrill Auto Trust Securitization, Series 08-1, Class A4B, 1 mo. LIBOR + 2.20%, 2.45%, due 04/15/15	9,124,200
2,190,531	Merrill Auto Trust Securitization, Series 07-1, Class A4, 1 mo. LIBOR + .06%, 0.31%, due 12/15/13	2,187,245
4,418,896	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.25%, due 06/17/13	4,413,594
4,274,820	World Omni Auto Receivables Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.25%, due 11/15/12	4,262,705

	Total Auto Financing	53,592,702

	Business Loans — 1.6%
1,415,672	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.62%, due 01/25/35	1,125,459
2,068,655	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.64%, due 01/25/36	1,427,372
9,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.55%, due 12/25/37	7,515,000
1,363,815	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.49%, due 11/15/33	1,118,329
1,726,779	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.50%, due 02/25/30	1,329,620
1,156,195	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.50%, due 09/25/30	890,270
2,092,032	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.10%, due 10/25/37	1,631,785

	Total Business Loans	15,037,835

	CMBS — 4.2%
4,901,501	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.37%, due 07/15/44	4,857,730
11,500,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.38%, due 12/15/20	9,430,000
2,147,659	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	2,149,592
3,600,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.51%, due 03/10/44	3,608,640
5,327,404	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	5,374,818
5,339,577	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.61%, due 05/12/39	5,532,336
2,672,865	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.90%, due 10/15/42	2,781,570
5,315,801	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.34%, due 09/15/21	4,979,205

	Total CMBS	38,713,891

	CMBS Collateralized Debt Obligations — 0.8%
6,777,455	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.08%, due 11/23/52	67,774
3,918,590	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.57%, due 08/26/30	2,899,757

6,450,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.58%, due 05/25/46	4,837,500

	Total CMBS Collateralized Debt Obligations	7,805,031

	Corporate Collateralized Debt Obligations — 1.9%
4,800,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.58%, due 06/20/13	4,208,640
4,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 0.69%, due 12/20/10	3,938,000
9,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 0.99%, due 08/01/11	8,978,400

	Total Corporate Collateralized Debt Obligations	17,125,040

	Credit Cards — 5.6%
4,100,000	American Express Credit Account Master Trust, Series 06-1, Class A, 1 mo. LIBOR + .03%, 0.28%, due 12/15/13	4,097,540
7,100,000	Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.25%, due 09/15/14	7,241,503
4,500,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.44%, due 06/16/14	4,491,855
8,100,000	Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.35%, due 03/17/14	8,130,375
7,700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.50%, due 09/15/17	7,541,842
4,000,000	Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.63%, due 10/16/13	4,000,400
4,100,000	Discover Card Master Trust I, Series 05-4, Class A1, 1 mo. LIBOR + .06%, 0.31%, due 06/18/13	4,099,344
3,900,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.34%, due 06/16/15	3,875,016
2,700,000	Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.28%, due 01/16/14	2,695,140
4,200,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.05%, due 05/15/13	4,229,526
900,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.38%, due 02/15/17	873,126

	Total Credit Cards	51,275,667

	Insured Auto Financing — 4.4%
4,000,000	Aesop Funding II LLC, Series 06-1A, Class A, 144A, MBIA, 1 mo. LIBOR + .22%, 0.47%, due 03/20/12	3,985,937
1,624,328	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.29%, due 10/06/13	1,614,257
2,300,277	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.05%, due 06/06/14	2,285,663
5,869,465	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.75%, due 03/08/16	5,857,139
2,342,735	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.27%, due 07/15/13	2,340,722
5,592,070	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.27%, due 11/15/13	5,556,281
111,847	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.76%, due 04/16/12	111,857
7,077,775	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.90%, due 10/15/14	7,049,605
11,000,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.45%, due 07/14/14	11,069,520

	Total Insured Auto Financing	39,870,981

	Insured Other — 1.4%
5,000,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	5,075,000
3,063,597	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 09/15/41	2,735,338

2,414,442	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.45%, due 12/15/41	2,206,762
2,437,540	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 0.54%, due 01/05/14	1,998,783
9,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	742,164

	Total Insured Other	12,758,047

	Insured Residential Asset-Backed Securities (United States)à — 0.8%
8,167,768	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.46%, due 07/25/34	7,187,636

	Insured Residential Mortgage-Backed Securities (United States) — 0.1%
1,149,875	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.44%, due 11/25/35	841,479

	Insured Time Share — 0.4%
504,288	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.43%, due 05/20/17	486,637
374,826	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.40%, due 05/20/18	353,530
2,986,052	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.25%, due 09/20/19	2,812,760

	Total Insured Time Share	3,652,927

	Insured Transportation — 0.4%
4,331,502	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.43%, due 08/18/21	3,660,119

	Residential Asset-Backed Securities (United States)à — 10.0%
194,114	Accredited Mortgage Loan Trust, Series 07-1, Class A1, 1 mo. LIBOR + .05%, 0.30%, due 02/25/37	193,395
4,394,590	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.42%, due 12/25/36	395,074
2,319,941	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.35%, due 07/25/36	1,990,509
931,900	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.34%, due 06/25/36	887,635
1,153,840	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .12%, 0.37%, due 09/25/36	128,769
103,071	ACE Securities Corp., Series 05-SD1, Class A1, 1 mo. LIBOR + .40%, 0.65%, due 11/25/50	91,372
805,336	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.57%, due 09/25/35	214,864
11,900,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.41%, due 05/25/36	6,426,000
9,400,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.43%, due 10/25/36	3,398,100
1,922,233	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.35%, due 06/25/36	262,961
2,089,952	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.42%, due 06/25/36	230,104
1,622,529	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.32%, due 11/25/36	985,686
1,910,186	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.44%, due 03/25/36	764,074
10,237,582	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.40%, due 07/25/36	4,350,972
2,068,990	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.40%, due 06/25/36	765,526
5,788,360	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.36%, due 09/25/36	2,228,519
5,036,520	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.47%, due 05/25/37	4,238,232
600,932	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.36%, due 10/25/36	596,185
2,700,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.40%, due 10/25/36	1,863,000
3,805,631	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.26%, due 02/28/40	2,411,248
2,740,209	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.36%, due 11/25/36	2,310,544
5,400,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.45%, due 11/25/36	950,400
1,293,000	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.41%, due 02/25/37	147,402
2,165,128	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.41%, due 06/25/36	1,968,751

6,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.40%, due 11/25/36	4,158,000
2,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.41%, due 12/25/36	962,000
811,209	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.33%, due 03/25/37	797,581
8,112,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.39%, due 02/25/37	6,230,827
4,400,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.41%, due 08/25/36	1,738,000
1,153,768	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.56%, due 01/20/35	1,021,806
438,255	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.54%, due 01/20/35	390,321
6,653,435	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.37%, due 12/25/36	2,799,100
3,100,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.41%, due 10/25/36	1,139,250
3,900,215	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.40%, due 03/25/36	2,281,626
287,042	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.50%, due 10/25/35	273,408
2,700,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.40%, due 06/25/36	999,000
5,758,293	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.40%, due 08/25/36	2,072,985
1,275,201	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.41%, due 03/25/36	168,964
2,566,356	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.53%, due 01/25/47	1,670,955
2,300,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.40%, due 11/25/36	897,000
8,800,000	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, 1 mo. LIBOR + .17%, 0.42%, due 09/25/36	6,864,000
9,100,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.40%, due 07/25/36	4,208,750
1,680,861	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.51%, due 12/25/35	1,029,528
4,662,744	Saxon Asset Securities Trust, Series 06-3, Class A2, 1 mo. LIBOR + .11%, 0.36%, due 10/25/46	4,336,352
9,100,000	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.41%, due 07/25/36	3,321,500
844,964	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.54%, due 10/25/36	828,065
411,110	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.51%, due 10/25/35	387,471
2,023,496	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.37%, due 01/25/37	1,936,865
3,600,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.40%, due 06/25/37	1,592,280
1,729,967	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.45%, due 01/25/36	1,332,075
642,625	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.54%, due 11/25/35	375,936

	Total Residential Asset-Backed Securities (United States)	91,612,967

	Residential Mortgage-Backed Securities (Australian) — 1.4%
1,955,121	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.35%, due 07/20/38	1,881,824
4,754,304	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.69%, due 03/14/36	4,433,389
2,114,600	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.69%, due 12/08/36	2,041,498
1,190,074	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.37%, due 05/10/36	1,149,881
3,055,230	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.35%, due 02/21/38	2,923,244

	Total Residential Mortgage-Backed Securities (Australian)	12,429,836

		Residential Mortgage-Backed Securities (European) — 3.7%
	8,008,343	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.40%, due 09/20/66	6,643,721
	4,888,628	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.39%, due 01/13/39	4,399,765
	491,132	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, 3 mo. LIBOR + .07%, 0.36%, due 10/11/41	489,904
	3,203,203	Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .04%, 0.29%, due 12/20/54	2,982,150
	5,135,088	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.35%, due 12/10/43	4,724,281
	2,673,000	Leek Finance Plc, Series 16A, Class A2B, 144A, 3 mo. LIBOR + .16%, 0.45%, due 09/21/37	2,667,654
	2,847,873	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.40%, due 11/15/38	2,363,735
	2,591,275	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.39%, due 09/15/39	2,148,685
	2,700,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.40%, due 07/15/33	2,625,210
	4,500,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.37%, due 10/15/33	4,422,600

		Total Residential Mortgage-Backed Securities (European)	33,467,705

		Residential Mortgage-Backed Securities (United States) — 0.0%
	70,133	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.50%, due 07/25/30	69,618

		Student Loans — 0.9%
	3,100,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.54%, due 01/25/24	3,096,187
	1,947,149	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 0.30%, due 01/25/23	1,944,812
	23,956	Goal Capital Funding Trust, Series 06-1, Class A1, 3 mo. LIBOR, 0.29%, due 08/25/20	23,896
	260,364	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + .04%, 0.33%, due 06/20/15	260,262
	2,519,423	National Collegiate Student Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .15%, 0.40%, due 02/25/26	2,450,139
	364,922	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.39%, due 08/25/23	355,799

		Total Student Loans	8,131,095

		Total Asset-Backed Securities	397,232,576

		Foreign Government Obligations — 4.3%
GBP	25,000,000	U.K. Treasury Bond, 4.25%, due 12/07/46(a)	39,142,885

		U.S. Government — 45.0%
	121,880,375	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11(a)(b)(c)	122,965,841
	150,000,000	U.S. Treasury Note, 1.38%, due 01/15/13	152,753,850
	30,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	20,953,200
	65,000,000	U.S. Treasury Strip Coupon, due 05/15/22	43,937,400
	105,000,000	U.S. Treasury Strip Coupon, due 08/15/22	70,137,375

		Total U.S. Government	410,747,666

		U.S. Government Agency — 0.1%
	800,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	851,504

		TOTAL DEBT OBLIGATIONS (COST $939,468,721)	847,974,631

Principal Amount		Description	Value ($)

		OPTIONS PURCHASED — 1.8%

		Currency Options — 0.1%
EUR	3,000,000	EUR Call/CHF Put, Expires 06/16/15, Strike 1.56	1,017,285

		Options on Interest Rate Swaps — 1.7%
EUR	650,000,000	EUR Swaption Call, Expires 12/13/10, Strike 1.30%	819,264
USD	450,000,000	USD Swaption Call, Expires 11/02/11, Strike 0.63%	553,500

USD	450,000,000	USD Swaption Put, Expires 11/02/11, Strike 0.63%	1,709,550
USD	64,000,000	USD Swaption Straddle, Expires 04/23/18, Strike TBD	4,150,592
USD	64,000,000	USD Swaption Straddle, Expires 04/10/18, Strike TBD	4,164,352
USD	64,000,000	USD Swaption Straddle, Expires 05/01/18, Strike TBD	4,134,656

		Total Options on Interest Rate Swaps	15,531,914

		TOTAL OPTIONS PURCHASED (COST $13,167,580)	16,549,199

Shares/Par Value ($)		Description	Value ($)

		SHORT-TERM INVESTMENTS — 19.1%

		Money Market Funds — 7.5%
	46,796,307	State Street Institutional Liquid Reserves Fund-Institutional Class	46,796,307
	21,836,365	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	21,836,365

		Total Money Market Funds	68,632,672

		U.S. Government — 11.6%
	105,500,000	U.S. Treasury Bill, 0.14%, due 12/30/10(d)	105,487,948

		TOTAL SHORT-TERM INVESTMENTS (COST $174,120,620)	174,120,620

		TOTAL INVESTMENTS — 113.8% (COST $1,126,756,921)	1,038,644,450

		Other Assets and Liabilities (net) — (13.8%)	(126,052,546)

		TOTAL NET ASSETS — 100.0%	$912,591,904

As of November 30, 2010, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

	Gross	Gross	Net Unrealized
	Unrealized	Unrealized	Appreciation
Aggregate Cost	Appreciation	(Depreciation)	(Depreciation)
$ 1,126,756,921	$22,338,531	$(110,451,002)	$(88,112,471)
A summary of outstanding financial instruments at November 30, 2010 is as follows:
Reverse Repurchase Agreements

Face Value		Description	Market Value
GBP	25,847,500	Barclays, 0.57%, dated 11/4/2010, to be repurchased on demand at face value plus accrued interest with a stated maturity date of 1/14/2011.	$(40,219,477)

			$(40,219,477)

Average balance outstanding			$(34,624,269)
Average interest rate			0.59%
Maximum balance outstanding			$(42,222,616)
Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund has entered into reverse repurchase agreements.
Futures Contracts

				Net Unrealized
Number of		Expiration	Contract	Appreciation
Contracts	Type	Date	Value	(Depreciation)
Buys
12,960	Euro Dollar 90 Day	March 2011	$3,221,370,000	$13,893,120

Sales
12,960	Euro Dollar 90 Day	March 2012	$3,211,326,000	$(35,111,313)
2,800	EuroSwiss Interest Rate 3 Months	December 2010	696,408,111	(220,247)

			$3,907,734,111	$(35,331,560)

Written Options
A summary of open written option contracts for the Fund at November 30, 2010 is as follows:

Notional		Expiration
Amounts		Date		Description	Premiums	Market Value
Call	3,000,000	6/14/2013	EUR	EUR Call/CHF Put, Strike 1.56	$(1,097,998)	$(828,368)
Call	650,000,000	12/13/2010	EUR	Interest Rate Swaption, Strike 1.15%	(451,685)	(97,029)

					$(1,549,683)	$(925,397)

Swap Agreements
Credit Default Swaps

								Maximum Potential
						Implied		Amount of Future
Notional		Expiration		Receive	Annual	Credit	Deliverable	Payments by the Fund		Market
Amount		Date	Counterparty	(Pay)^	Premium	Spread (1)	on Default	Under the Contract (2)		Value
50,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.93%	0.51%	Reference security within CDX index	N/A		$(1,646,639)
96,449,886	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.12%	Reference security within CDX index	96,449,886	USD	1,300,690
250,769,703	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.12%	Reference security within CDX Index	250,769,703	USD	3,381,794
100,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.20%	0.18%	Reference security within CDX Index	N/A		(2,331,103)
7,000,000	USD	3/20/2013	Morgan Stanley	Receive	0.25%	1.26%	MS Synthetic 2006-1	7,000,000	USD	(158,795)

										$545,947

								Premiums to (Pay) Receive		$—

^	Receive – Fund receives premium and sells credit protection.

(Pay) — Fund pays premium and buys credit protection.

(1)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2010, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
Interest Rate Swaps

Notional		Expiration		Receive			Market
Amount		Date	Counterparty	(Pay)#	Fixed Rate	Variable Rate	Value
12,000,000,000	JPY	10/8/2014	Morgan Stanley	(Pay)	0.39%	6 Month JPY LIBOR	$639,252
378,000,000	USD	5/12/2016	JP Morgan Chase Bank	Receive	1.89%	3 Month LIBOR	(2,812,792)
907,000,000	USD	5/12/2013	JP Morgan Chase Bank	(Pay)	0.88%	3 Month LIBOR	1,147,231
378,000,000	USD	5/12/2016	Barclays	Receive	1.71%	3 Month LIBOR	(6,108,966)

900,000,000	USD	5/12/2013	Barclays	(Pay)	0.77%	3 Month LIBOR	3,094,110
25,000,000	GBP	12/7/2046	Merrill Lynch	(Pay)	4.36%	6 month GBP LIBOR	(3,085,066)
30,000,000	USD	11/15/2021	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(4,845,545)
105,000,000	USD	8/15/2022	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(13,501,894)
65,000,000	USD	5/15/2022	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(8,532,439)
600,000,000	CHF	5/27/2011	Credit Suisse	(Pay)	0.16%	3 Month CHF LIBOR	26,418

							$(33,979,691)

						Premiums to (Pay) Receive	$—

#	Receive — Fund receives fixed rate and pays variable rate.

(Pay) — Fund pays fixed rate and receives variable rate.
As of November 30, 2010, for forward currency contracts, futures contracts, swap agreements and written options, if any, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:
144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.
AMBAC — Insured as to the payment of principal and interest by AMBAC Assurance Corporation.
CDO — Collateralized Debt Obligation
CHF LIBOR — London Interbank Offered Rate denominated in Swiss Franc.
CMBS — Commercial Mortgage Backed Security
FGIC — Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.
FSA — Insured as to the payment of principal and interest by Financial Security Assurance.
GBP LIBOR — London Interbank Offered Rate denominated in British Pounds.
JPY LIBOR — London Interbank Offered Rate denominated in Japanese Yen.
LIBOR — London Interbank Offered Rate
MBIA — Insured as to the payment of principal and interest by MBIA Insurance Corp.
TBD — To Be Determined
XL — Insured as to the payment of principal and interest by XL Capital Assurance.
The rates shown on variable rate notes are the current interest rates at November 30, 2010, which are subject to change based on the terms of the security.
(a)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(b)	All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

(c)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(d)	Rate shown represents yield-to-maturity.

à — These securities are primarily backed by subprime mortgages.
Currency Abbreviations:
CHF — Swiss Franc
EUR — Euro
GBP — British Pound
JPY — Japanese Yen
USD — United States Dollar

Portfolio valuation
Securities listed on a securities exchange (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price as of the close of regular trading on the New York Stock Exchange (“NYSE”) or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid in the event the Manager deems the over-the-counter (“OTC”) market to be a better indicator of market value. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Non-emerging market debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Shares of open-end investment companies are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended November 30, 2010, the Manager has evaluated the Fund’s OTC derivatives contracts and determined that no reduction in value was warranted on account of the creditworthiness of a counterparty. See below for a further discussion on valuation of derivative financial instruments.
Typically the Fund values debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices are available for securities held by the Fund, those alternative sources are not typically part of the valuation process and would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2010, the total value of securities held for which no alternative pricing source was available represented 5.2% of the net assets of the Fund.
In accordance with the authoritative guidance on fair value measurements and disclosures under the accounting principles generally accepted in the United States of America (“U.S. GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:
Level 1 — Valuations based on quoted prices for identical securities in active markets.
Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include most recent quoted bid prices, interest rates, prepayment speeds, credit risk, yield curves and similar data. The Fund also used third party valuation services (which use industry models and inputs from pricing vendors) to value certain credit default swaps.
Level 3 — Valuations based primarily on inputs that are unobservable and significant. The Fund used the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund used non-conventional models to value certain derivative contracts. The Fund also used third party valuation services to value certain credit default swaps using unobservable inputs.
The following is a summary of the respective levels assigned to the Fund’s investments as of November 30, 2010 :

ASSET VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$87,748,308	$309,484,268	$397,232,576
Foreign Government Obligations	—	39,142,885	—	39,142,885

U.S. Government	152,753,850	257,993,816	—	410,747,666

U.S. Government Agency	—	851,504	—	851,504

TOTAL DEBT OBLIGATIONS	152,753,850	385,736,513	309,484,268	847,974,631

Options Purchased	—	4,099,599	12,449,600	16,549,199
Short-Term Investments	68,632,672	105,487,948	—	174,120,620

Total Investments	221,386,522	495,324,060	321,933,868	1,038,644,450

Derivatives*
Swap Agreements
Credit Risk	—	4,682,484	—	4,682,484
Interest Rate Risk	—	4,907,011	—	4,907,011
Futures Contracts
Interest Rate Risk	13,893,120	—	—	13,893,120

Total	$235,279,642	$504,913,555	$321,933,868	$1,062,127,065

LIABILITY VALUATION INPUTS

	Quoted Prices
	in Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Liabilities	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Derivatives*
Written Options
Foreign Currency Risk	$—	$(828,368)	$—	$(828,368)
Interest Rate Risk	—	(97,029)	—	(97,029)
Swap Agreements
Credit Risk	—	(3,977,742)	(158,795)	(4,136,537)
Interest Rate Risk	—	(38,886,702)	—	(38,886,702)
Futures Contracts
Interest Rate Risk	(35,331,560)	—	—	(35,331,560)

Total	$(35,331,560)	$(43,789,841)	$(158,795)	$(79,280,196)

The risks referenced above are not intended to be inclusive of all risks. Please see the Investment Risks and Derivative Financial Instruments sections below for a further discussion of risks.
* Because the tables above are based on market values or unrealized appreciation (depreciation) rather than the notional amounts of derivatives, the uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.
The aggregate net values of the Fund’s direct investments in securities and other financial instruments using Level 3 inputs were 35.3% and (0.1)% of total net assets, respectively.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

									Net Change in
									Unrealized
									Appreciation
									(Depreciation) from
					Change in			Balances	Investments
			Accrued	Total	Unrealized	Transfer	Transfers	as of	Still Held as of
	Balances as of	Net	Discounts/	Realized	Appreciation	into	out of	November 30,	November 30,
	February 28, 2010	Purchases/(Sales)	Premiums	Gain/(Loss)	(Depreciation)	Level 3*	Level 3*	2010	2010
Debt Obligations
Asset-Backed Securities	$393,274,023	$(112,791,404)	$401,435	$(249,591)	$31,831,955	$—	$(2,982,150)	$309,484,268	$30,948,427
Purchased Options	—	—	—	—	1,721,792	10,727,808	—	12,449,600	1,721,792
Swaps	1,615,442	(280,545)	—	280,545	(1,069,495)	—	(704,742)	$(158,795)	$(158,795)

Total	$394,889,465	$(113,071,949)	$401,435	$30,954	$32,484,252	10,727,808	$(3,686,892)	$321,775,073	$32,511,424

*	The Fund accounts for investments and derivatives transferred into Level 3 at the value at the beginning of the period and transferred out of Level 3 at the value at the end of the period.

**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
Foreign currency translation
The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE on the business day the income and expenses are accrued or incurred. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.
Repurchase agreements
The Fund may enter into repurchase agreements. Under a repurchase agreement the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired is required by contract to be marked to market daily so that their market value is at least equal to the amount owed to the Fund by the seller. If the seller of a repurchase agreement defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. The Fund had no repurchase agreements outstanding at the end of the period.
Reverse repurchase agreements
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.

As of November 30, 2010, the Fund had received 25,847,500 GBP from reverse repurchase agreements relating to securities with a market value, plus accrued interest, of $40,219,477. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Inflation-indexed bonds
The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that reflects inflation in the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.
The value of inflation indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds. There can be no assurance, however, that the value of inflation indexed bonds will be directly correlated to changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation indexed bonds are included in the Fund’s gross income for the period in which they accrue. In addition, any increase or decrease in the principal amount of an inflation indexed bond will increase or decrease taxable ordinary income to the Fund, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Investment risks
The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. The Fund is a non-diversified investment company under the Investment Company Act of 1940, as amended, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. The principal risks of investing in the Fund are summarized below. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.
• Market Risk — Fixed Income Securities — Typically, the value of fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities.
• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be leveraged. Leverage increases the Fund’s portfolio losses when the value of its investments decline.
• Credit and Counterparty Risk — The Fund runs the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of the Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.
• Liquidity Risk — Low trading volume, lack of a market maker, a large position or legal restrictions may limit or prevent the Fund from selling particular securities or closing derivative positions at desirable prices. Holding less liquid securities increases the likelihood that the Fund will honor a redemption request in-kind.
• Derivatives Risk — The use of derivatives involves the risk that their value may not correlate with the value of the relevant underlying assets, rates or indices. Derivatives also present other Fund risks, including market risk, liquidity risk, currency risk, and credit and counterparty risk.
• Focused Investment Risk — Focusing investments in countries, regions, sectors or companies with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans and home equity loans).
Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities will fluctuate more rapidly and to a greater extent than those of U.S. securities, which may adversely affect the value of the Fund’s foreign investments); Currency Risk (risk that fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies); Market Disruption and Geopolitical Risk (risk that geopolitical events will increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally); Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors, asset allocation funds, or other GMO Funds, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis); and Management and Operational Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results and that deficiencies in the Manager’s or a service provider’s internal systems or controls will cause losses for the Fund or hinder Fund operations).
The most significant market risk for Funds investing in fixed income securities is that the securities in which they invest experience severe credit downgrades, illiquidity, and declines in market value during periods of adverse market conditions, such as those that occurred in 2008. These risks apply to the Fund because it invests in asset-backed securities. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the assets backing the securities. The market risk of a particular asset-backed security depends on many factors, including the deal structure (e.g., determination as to the amount of underlying assets or other support needed to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds the credit support. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many asset-backed securities owned by the Fund that were once rated investment grade are now rated below investment grade as of the date of this report.
The existence of insurance on an asset-backed security does not guarantee that principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.
With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.
The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as is provided by the asset-backed security.
The risk of investing in asset-backed securities has increased because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated since the deterioration in worldwide economic and liquidity conditions referred to above. A single financial institution may serve as a trustee for multiple asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on multiple investments.
Derivative financial instruments
Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and related indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.
The Fund may use derivatives to effect transactions intended as a substitute for securities lending.
The Fund may use derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund also may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.
In addition, the Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument, but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.
The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives exposes the Fund to the risk that the counterparty to a derivatives contract will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivatives contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund and if that occurs, the Fund may decide not to pursue its claims against the counterparty rather than incur the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.
Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. In addition, the Fund may invest in derivatives that do not provide for the counterparty’s obligations to be secured by collateral (e.g., foreign currency forwards; see “Currency Risk” above), that require collateral but the Fund’s security interest in it is not perfected, that require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or that do not require the collateral to be regularly marked-to-market (e.g., certain OTC derivatives). Even where obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives it. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund.
Derivatives risk is particularly acute in environments (like those experienced recently) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. During these periods of market disruptions, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives used by the Fund.
Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation, and there can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are consistent with the values realized when OTC derivatives are actually closed out or sold. This valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.
There can be no assurance that the Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures.
Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates, or indices they are designed to track. The use of derivatives also may increase the taxes payable by shareholders.
Forward currency contracts
The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. During the period ended November 30, 2010, the Fund used forward currency contracts to adjust exposure to foreign currencies and otherwise adjust currency exchange rate risk. The Fund had no forward currency contracts outstanding at the end of the period.
Futures contracts
The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. During the period ended November 30, 2010, the Fund used futures contracts to adjust interest-rate exposure and enhance the diversity and liquidity of the portfolio. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Options
The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. During the period ended November 30, 2010, the Fund used purchased option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk, as well as to enhance the diversity and liquidity of the portfolio and to adjust interest rate exposure. Option contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. During the period ended November 30, 2010, the Fund used written option contracts to adjust exposure to currencies and otherwise adjust currency exchange rate risk, as well as to enhance the diversity and liquidity of the portfolio and to adjust interest rate exposure. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.
For the period ended November 30, 2010, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
		Number			Number
	Principal	of		Principal	of
	Amount of	Future		Amount of	Future
	Contracts	Contracts	Premiums	Contracts	Contracts	Premiums
Outstanding, beginning of period	(1,023,000,000)	(6,000)	$(18,989,081)	(4,838,000,000)	(16,000)	$(15,976,151)
Options written	(167,750,000)	—	(3,773,236)	(760,000,000)	—	(25,465,498)
Options bought back	925,750,000	2,000	14,699,190	3,195,000,000	16,000	39,185,057
Options expired	265,000,000	4,000	8,063,127	1,750,000,000	—	706,909
Options sold	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	(653,000,000)	—	$(1,549,683)

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Fund values OTC options using inputs provided by primary pricing sources and industry models.
Swap agreements
The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.
Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal).
Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.
In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.
For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.
Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.
The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.
Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. During the period ended November 30, 2010, the Fund used swap agreements to adjust interest rate exposure, achieve exposure to a reference entity’s credit, and/or provide a measure of protection against default loss. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.
Rights and warrants
The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

At November 30, 2010, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign currency	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$15,531,914	$1,017,285	$—	$—	$—	$16,549,199
Unrealized appreciation on futures contracts*	13,893,120	—	—	—	—	13,893,120
Unrealized appreciation on swap agreements	4,907,011	—	4,682,484	—	—	9,589,495

Total	$34,332,045	$1,017,285	$4,682,484	$—	$—	$40,031,814

Liabilities:
Written options outstanding	$(97,029)	$(828,368)	$—	$—	$—	$(925,397)
Unrealized depreciation on futures contracts*	(35,331,560)	—	—	—	—	(35,331,560)
Unrealized depreciation on swap agreements	(38,886,702)	—	(4,136,537)	—	—	(43,023,239)

Total	$(74,315,291)	$(828,368)	$(4,136,537)	$—	$—	$(79,280,196)

*	The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.
The volume of derivative activity, based on absolute values (forward currency contracts and futures contracts), or notional amounts (swap agreements), or principal amounts (options) outstanding at each month-end, was as follows for the period ended November 30, 2010:

	Forward
	Currency	Futures	Swap
	Contracts	Contracts	Agreements	Options
Average amount outstanding	$186,938,252	$5,282,144,963	$3,289,468,492	$6,054,829,099

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

Item 2. Controls and Procedures.
(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 3. Exhibits.
Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX- 99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GMO Trust

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Chief Executive Officer

Date: January 27, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Principal Executive Officer

Date: January 27, 2011

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Financial Officer

Date: January 27, 2011